                                                                   Exhibit 10.19

          Pages or exhibits where confidential treatment has been requested are stamped "Confidential portions omitted and filed separately with the Commission." The appropriate section has been marked at the appropriate place with an "*".

                      COLUMBIA/HCA HEALTHCARE CORPORATION

                              PURCHASE AGREEMENT

          THIS PURCHASE AGREEMENT ("Agreement") made and entered into this 15th day of June, 1995 by and between COLUMBIA/HCA HEALTHCARE CORPORATION, a Delaware corporation, having its principal place of business at One Park Plaza, Nashville, TN 37203 (hereinafter called "Columbia/HCA"), and DePuy, Inc. having its or his principal place of business at 700 Orthopaedic Drive, Warsaw, IN 46581 (hereinafter called "Seller").

                                  WITNESSETH:

          Upon receipt of an executed Order to Purchase (in form attached as Exhibit B hereto), Seller agrees to sell and deliver to Buyer and Buyer agrees to purchase from Seller, the following described products at the prices set forth herein, subject to and in accordance with the terms and conditions, covenants and agreements of the Standard Terms and Provisions attached hereto as Exhibit D and incorporated herein by reference and the Endorsements, if any, attached hereto and expressly made a part hereof at the time of execution of this Agreement, and subject to the terms regarding quantity contained in such Order to Purchase. As used in this Agreement, the term "Buyer" shall include Columbia/HCA Healthcare Corporation and the owned, managed and/or controlled entities which are listed in Exhibit C.

1.        PRODUCTS AND PRICE

                 Products and Pricing: More specifically described in the attached

                 Exhibit A.  Pricing firm until June 14, 1997.

                 F.O.B.: Affiliated Facility.  No Freight Minimums.

                 Payment Terms:  Net/30

2.   TERM

     The term of this Agreement shall be for a period commencing on the 15th day of June, 1995 and expiring on the 14th day of June, 1998. Terms and conditions for this Agreement are firm for this period, unless otherwise specifically provided herein.

3.   ENDORSEMENTS

     Attached hereto and incorporated herein are Endorsements numbered
                                    -None-

4.   CANCELLATION

     Either party to this Agreement may cancel with or without cause with sixty
     (60) days prior written notice to the other party.

     IN WITNESS WHEREOF, the parties hereto have set their hands to this Agreement the day and date first above written.

                                   "Columbia/HCA"
WITNESS:                           COLUMBIA/HCA HEALTHCARE CORPORATION

                                    By: /s/ James P. Olsen
----------------------------           ---------------------------------

                                    Name: James P. Olsen
                                         ----------------------------------

                                    Title: V.P. Materials Management Systems
                                          ----------------------------------

                                     Date:  6/5/95
                                          -----------------------------------

                                     "Seller"

WITNESS                              COMPANY'S NAMES:   DePuy Inc.
                                                     ------------------------

                                     By:    /s/ William P. McIlhargey
----------------------------            -------------------------------------

                                     Name:  William P. McILhargey
                                          -----------------------------------

                                     Title:  Director, Sales & Contract Services
                                           ------------------------------------

                                     Date:  June 2, 1995
                                          -------------------------------------

                                   EXHIBIT A
                                   ---------

                             PRODUCTS AND PRICING

COLUMBIA/HCA
HEALTHCARE
CORPORATION
FRACTURE MANAGEMENT
PRICE LIST
AGREEMENT EFFECTIVE: JUNE 1, 1995--MAY 31, 1998
ENCLOSED PRICING VALID: JUNE 1, 1995--MAY 31, 1997







[LOGO OF ACE MEDICAL COMPANY APPEARS HERE]

ACE MEDICAL COMPANY                                                 COLUMBIA/HCA

                             FRACTURE MANAGEMENT

                             LETTER OF COMMITMENT


The undersigned Hospital, a participating COLUMBIA/HCA HEALTHCARE CORPORATION facility hereby agrees to commit and obtain a * % compliance level of the total contracted fracture management dollar potential.

                            CONTRACT PARTICIPATION

                * % COMPLIANCE LEVEL EQUALS $ ________________

Pricing will become effective upon receipt of this signed in the ACE office. The hospital and ACE Medical Company will conduct quarterly reviews of this program. Failure to obtain the specified compliance level will result in the loss of those pricing advantages provided in the pricing section of this contract.

This form supersedes any and all previously declared group purchasing memberships as well as any and all individual facility agreements with ACE Medical Company.

Name of Facility _______________________________________________________________
(Please Print or Type)

City ___________________________________ State _____________ Zip _______________

Name ________________________________________________ Title ____________________

Signature ___________________________________________ Date _____________________

Local ACE Medical Company Distributor Signature ________________________________

                            PLEASE MAIL OR FAX TO:

                          DIRECTOR, CONTRACT SERVICES
                              ACE MEDICAL COMPANY
                           2260 E. EL SEGUNDO BLVD.
                               FAX: 310/615-0092

                          QUESTIONS, CALL TOLL FREE:

                                 800/421-2871

                    THANK YOU! WE APPRECIATE YOUR SUPPORT.

*Confidential portions omitted and filed separately with the Commission.

ORDERING INFORMATION/RETURN GOODS POLICY

Orders may be placed by:
 .Contracting your local representative (24-hour coverage)
 .Calling the Main Office at (800) 421-2871
 .Using FAX Number (310) 615-0092
 .Mailing orders to: Ace Medical Company
                    2260 E. EL Segundo Blvd.
                    EL Segundo, CA 90245

TERMS

Net 30 Days

REMITTANCE ADDRESS

Ace Medical
P.O Box 54630
Los Angeles, CA 90045-0630

FREIGHT

All products contained in this price list are F.O.B. destination for U.P.S. Ground. Parcel Post and Regular Motor Freight. Special handling (i.e. Federal Express, U.P.S. Blue,etc.) will be prepaid and added to the invoice.

RETURN GOODS POLICY

If you find it necessary to return product, for whatever reason, please contact your local representative for instructions or call Customer Service toll free at (800) 421-2871, or use the FAX number (310) 615-0092. All returns are subject to the following:

1. To expedite the return process, please contact your local sales representative or Customer Service.

2. When returning items, please include the date of purchase and invoice number on the packing list, and provide a written reason for the return. Your local representative or Customer Service will authorize the return by issuing a Returned Merchandise Authorization (RMA) number. The RMA number must appear on the outside of the package(s) in which the merchandise is returned.

3. A minimum 15%. Up to a maximum of $100, handling charge may be assessed for all contracted items returned. Sterile packaged items may be returned for credit only if returned in the original unopened package.

4.   Special or altered items cannot be returned for credit

5.   Product can only be returned for credit within 90 days of the invoice date.

6. Please notify your local representative or Customer Service to receive credit for products which have either not been received or are damaged upon receipt within 30 days of the invoice date.

-----------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                     *    %
CATALOG NO.    DESCRIPTION                                    U/M       BASE PRICE   COMMITTED
-----------------------------------------------------------------------------------------------
A10            Ball Joint                                     EA
A11            Ball Joint w; Rod                              EA
A11083         Dual Purpose Wrench/Inserter                   EA
A11515         Pin Inserter                                   EA
A11523         Drill Bit for 3mm Pins                         EA
A11524         Metal Sleeves for A4765                        EA
A11525         Sheath and Trochar                             EA
A12            Reversed Ball Joint                            EA
A13            Articulation 8/8mm                             EA
A14            Articulation 8/5mm                             EA
A15            Long Compress/Distraction Bar                  EA
A16            Compression/Distraction Bar                    EA
A18/150        Aluminum - Connecting Rod (150mm)              EA
A18/200        Aluminum - Connecting Rod (200mm)              EA
A18/250        Aluminum - Connecting Rod (250mm)              EA
A18/300        Aluminum - Connecting Rod (300mm)              EA
A18/350        Aluminum - Connecting Rod (350mm)              EA
A18/400        Aluminum - Connecting Rod (400mm)              EA
A20            10-Hole Ball Joint                             EA
A4765          Guide for "C" series w/2 Sleeves               EA
AA13           Karpman Split Articulation                     EA        *               *
AC-11514       10mm Wrench                                    EA
AC10           Ball Joint                                     EA
AC11           Ball Joint w/Rod                               EA
AC11088        Colles Frame w/o Pin Holders                   EA
AC11089        Ring Segment w/Rods                            EA
AC11091        Ring Segment w/Nuts                            EA
AC11094        Pin Holder                                     EA
AC11095        Complete Colles Frame Assy.                    EA
AC13           Articulation                                   EA
AC16           Adjustable Connecting Rod                      EA
AC3/100        Adjustable - Connecting Rod (100mm)            EA
AC3/150        Adjustable - Connecting Rod (150mm)            EA
AC3/200        Adjustable - Connecting Rod (200mm)            EA
AC3/250        Adjustable - Connecting Rod (250mm)            EA
AC3/300        Adjustable - Connecting Rod (300mm)            EA
BS150.50       Self-Drilling/Self-Tapping
               4mm Half Pin - 150mm Len., 50mm Th.            EA
BS180.50       Self-Drilling/Self-Tapping
               4mm Half Pin - 180mm Len., 50mm Th.            EA
FA-10000-1     Short Connecting Rod - Aluminum                EA
FA-10000-2     Medium Connecting Rod - Aluminum               EA
FA-10000-3     Long Connecting Rod - Aluminum                 EA
FA-10027       Aluminum - 2/3 Ring, Small     (6" dia.)       EA
FA-10028       Aluminum - 1/3 Ring, Small     (6" dia.)       EA
FA-10029       Aluminum - 2/3 Ring, Medium    (8" dia.)       EA
-----------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

----------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                    *  %
CATALOG NO.      DESCRIPTION                                 U/M       BASE PRICE   COMMITTED
----------------------------------------------------------------------------------------------
FA-10030         Aluminum - 1 3 Ring. Medium  (8" dia.)      EA
FA-10031         Aluminum - 2 3 Ring. Large  (10" dia.)      EA
FA-10032         Aluminum - 1 3 Ring. Large  (10" dia.)      EA
FA-10054-2       90 Pin Holder Adaptor                       EA
FA-10355         1 Pin Holder - Aluminum                     EA
FA-10360         2 Pin Holder - Aluminum                     EA
FA-10365         3 Pin Holder - Aluminum                     EA
FC1              Soft Tissue Support                         EA
FF-10000-1       Short Connecting Rod - Titanium             EA
FF-10000-2       Medium Connecting Rod - Titanium            EA
FF-10000-3       Long Connecting Rod - Titanium              EA
FF-10023         Ring Connectors                             EA
FF-10027         Ti. - 2/3 Ring, Small    (6" dia.)          EA
FF-10028         Ti. - 1/3 Ring, Small    (6" dia.)          EA
FF-10029         Ti. - 2/3 Ring, Medium   (8" dia.)          EA
FF-10030         Ti. - 1/3 Ring, Medium   (8" dia.)          EA
FF-10031         Ti. - 2/3 Ring, Large   (10" dia.)          EA
FF-10032         Ti. - 1/3 Ring, Large   (10" dia.)          EA
FF-10150.10      150mm Len., 10mm Th., Ti
                 5mm Half Pin                                EA
FF-10155.15      155mm Len., 15mm Th., Ti
                 5mm Half Pin                                EA            *             *
FF-10160.20      160mm Len., 20mm Th., Ti
                 5mm Half Pin                                EA
FF-10165.25      165mm Len., 25mm Th., Ti
                 5mm Half Pin                                EA
FF-10170.30      170mm Len., 30mm Th., Ti
                 5mm Half Pin                                EA
FF-10175.35      175mm Len., 35mm Th., Ti
                 5mm Half Pin                                EA
FF-10180.40      180mm Len., 40mm Th., Ti
                 5mm Half Pin                                EA
FF-10185.45      185mm Len., 45mm Th., Ti
                 5mm Half Pin                                EA
FF-10190.50      190mm Len., 50mm Th., Ti
                 5mm Half Pin                                EA
FF-10200.60      200mm Len., 60mm Th., Ti
                 5mm Half Pin                                EA
FF-10210.70      210mm Len., 70mm Th., Ti
                 5mm Half Pin                                EA
FF-10220.80      220mm Len., 80mm Th., Ti
                 5mm Half Pin                                EA
FF-10355         1 Pin Holder - Titanium                     EA
FF-10360         2 Pin Holder - Titanium                     EA
FF-10365         3 Pin Holder - Titanium                     EA
FF-10502         Open End Wrench (10mm)                      EA
FF-10503         Drill Bit for 5mm Pins                      EA
FF-10504         Pin Inserter                                EA
----------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                  *    %
CATALOG NO.    DESCRIPTION                                 U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------------------
FF-10507       Socket Wrench (10mm)                        EA
FF-10511       Universal Joint Positioner                  EA
FF-10516       Depth Gauge                                 EA
FF-10525       Sheath & Trochar                            EA
FF-10535       Chuck 5mm-Long                              EA
FF-10536       Chuck 5mm-Short
               (Hoffman Type w/8mm Shank)                  EA
FF-10549       Connecting Rod Ruler                        EA
FF-10551       Tip Caps (5mm)                              EA
FF-10600       Foot Support Bar                            EA
FF-10605       Adaptor Rod (8mm to Ring)                   EA
FF-10606       Adaptor Rod 90 degrees (8mm to Ring)        EA
FF-10610       Articulation                                EA
FF-10615       5mm Peg                                     EA
FF-11250.40    250mm Len., 40mm Th., Ti
               5mm Transfixing Pin                         EA
FF-11250.50    250mm Len., 50mm Th., Ti
               5mm Transfixing Pin                         EA
FF-11300.60    300mm Len., 60mm Th., Ti
               5mm Transfixing Pin                         EA
FF-11300.70    300mm Len., 70mm Th., Ti
               5mm Transfixing Pin                         EA
FF10517        Tommy Bar (Not MRI compatible)              EA
FS-10150.10    150mm Len., 10mm Th.,
               SS 5mm Half Pin                             EA              *              *
FS-10155.15    155mm Len., 15mm Th.,
               SS 5mm Half Pin                             EA
FS-10160.20    160mm Len., 20mm Th.,
               SS 5mm Half Pin                             EA
FS-10165.25    165mm Len., 25mm Th.,
               SS 5mm Half Pin                             EA
FS-10170.30    170mm Len., 30mm Th.,
               SS 5mm Half Pin                             EA
FS-10175.35    175mm Len., 35mm Th.,
               SS 5mm Half Pin                             EA
FS-10180.40    180mm Len., 40mm Th.,
               SS 5mm Half Pin                             EA
FS-10185.45    185mm Len., 45mm Th.,
               SS 5mm Half Pin                             EA
FS-10190.50    190mm Len., 50mm Th.,
               SS 5mm Half Pin                             EA
FS-10200.60    200mm Len., 60mm Th.,
               SS 5mm Half Pin                             EA
FS-10210.70    210mm Len., 70mm Th.,
               SS 5mm Half Pin                             EA
FS-10220.80    220mm Len., 80mm Th.,
               SS 5mm Half Pin                             EA
FS-11250.40    250mm Len., 40mm Th.,
               SS 5mm Transfixing Pin                      EA
--------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                                  *     %
CATALOG NO.    DESCRIPTION                                 U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------------------
FS-11250.50    250mm Len., 50mm Th.,
               SS 5mm Transfixing Pin                      EA
FS-11300.60    300mm Len., 60mm Th.,
               SS 5mm Transfixing Pin                      EA
FS-11300.70    300mm Len., 70mm Th.,
               SS 5mm Transfixing Pin                      EA
FT-1           Foot Support Pad                            EA
HJ560          Hershey Halo Jig                            EA
HJ560A         Tong Adaptor for Hershey Halo Jig           EA
PDG1           Guide & Stabilizing Sleeves                 EA
PDG4766        5mm Black Plastic Sleeves                   EA
S1             Guide                                       EA
S110           Stop Clips                                  EA
S2             Drill Brace                                 EA
S25            Instrument Case w/Pin Tray                  EA
S250.50        Self-Drilling/Self-Tapping 4mm
               Transfixing Pin/Continuous Th. -
               250mm Len., 50mm Th.                        EA
S3             3mm Chuck                                   EA
S3/85.15       SS - Pre-Drilled Half Pin -
               Th. 3mm x 15mm                              EA
S3/90.20       SS - Pre-Drilled Half Pin -
               Th. 3mm x 20mm                              EA              *              *
S3/95.25       SS - Pre-Drilled Half Pin -
               Th. 3mm x 25mm                              EA
S4             4mm Chuck                                   EA
S41            4mm Chuck Long                              EA
S5             T-Wrench                                    EA
S51            Long T-Wrench                               EA
S9             Spanner Wrench                              EA
SC70.12        Self-Drilling/Self-Tapping Pin -
               70mm Len., 12mm Th.                         EA
SC90.16        Self-Drilling/Self-Tapping Pin -
               90mm Len., 16mm Th.                         EA
SCB120.21      Self-Drilling/Self-Tapping Pin -
               Continuous Th. (21mm)                       EA
TC1            Tip Caps (4mm)                              EA
TC2            Tip Caps (3mm)                              EA
530            ACE Autoclavable Torque Screwdriver         EA
545            Horizontal Bar                              EA
547            Upright w/Spade End                         EA
578            Open End 7/16" - 9/16" Combination
               Wrench (Not MRI compatible)                 EA
586            Breakaway Bar                               EA
605            Deluxe Permanent Halo Bail w/Clips
               (Replacement bolt is 621-4)                 EA
611            Titanium Lock Washer 5/8"
               (for Tong Attachment to Halo Vest -
               2 required)                                 EA
--------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------------------------------
                             FRACTURE MANAGEMENT
                                                                                              *   %
CATALOG NO.         DESCRIPTION                                       U/M         BASE PRICE  COMMITTED
--------------------------------------------------------------------------------------------------------
622                 Titanium End Washer 1/4"                          EA
633                 Universal Joint                                   EA
711                 Trippi-Wells Tong                                 EA
773                 Halo Adjuster                                     EA
816                 Universal Tong Thumbscrew (8 required)            EA
820                 Universal Tong with Outriggers (assembled)        EA
900                 Soft Tissue Retractor Body w/2 910-2              EA
920                 Undercutting Curette                              EA
925                 Vertebral Wedge                                   EA
935                 Gel Foam Packer                                   EA
936                 Marker Needle                                     EA
947                 Handle                                            EA
960                 Sterilization Case                                EA
965                 Depth Gauge                                       EA
970                 Locking Bolt for 14045                            EA
975                 Vertebral Body Spreader                           EA
1001                4.8/6.5mm Step Drill                              EA
1002                5.3mm Twist Drill                                 EA
1003                Hook Depth Gauge                                  EA
1004                Replaced by 1005                                  EA
1005                Guide Pin Depth Gauge                             EA
1019                End Cap                                           EA               *           *
1029                Template, Reamer                                  EA
1044                Jig Adaptor                                       EA
1077                Ball Nose Guide Wire (3.0mm x 38")                EA
1095                Impactor Rod                                      EA
1096                Hammer, Sliding (Impactor)                        EA
1097                Insertion Rod                                     EA
1098                Extraction Rod                                    EA
1124                Awl, Small                                        EA
1125                Awl, Large                                        EA
1127                Exchange Tube                                     EA
1138                3.8mm Twist Drill 11"                             EA
1143                Interface Jig - Left                              EA
1144                Superior Bracket - Left                           EA
1146                Interface Jig - Right                             EA
1147                Superior Bracket - Right                          EA
1150                Replaced by 1420                                  EA
1175                Replaced by 1425                                  EA
1180                Replaced by 1255, 14316                           EA
1182                Replaced by 1249                                  EA
1183                Replaced by 1249                                  EA
1184                Replaced by 1249                                  EA
1185                Replaced by 1186                                  EA
1186                3/4 in. Combo. Wrench                             EA
--------------------------------------------------------------------------------------------------------

*Confidential portion omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                                     * %
CATALOG NO.    DESCRIPTION                                        U/M   BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------------------
1190           Freehand Distal Guide                              EA
1202           Freehand Distal Guide                              EA
1203           X-ray Template                                     EA
1204           X-ray Template                                     EA
1220           Replaced by 1442, 1443                             EA
1221           Replaced by 1440, 1441                             EA
1223           Nail Case                                          EA
1225           Reduction Tool                                     EA
1231           Locking Bolt                                       EA
1232           Offset Impact Block                                EA
1234           Offset Impact Head                                 EA
1245           Radiographic Ruler                                 EA
1249           Flex Driver                                        EA
1250           Hex Screwdriver                                    EA
1253           5.3mm Drill                                        EA
1254           4.5mm Screwdriver Shank                            EA
1255           6.5mm Screwdriver Shank                            EA
1260           Triple Sheath & Trochar (4.5)                      EA
1270           Guide Pin Depth Gauge (4.5)                        EA
1275           Replaced by 1289                                   EA
1280           Tubular Skin Protector                             EA         *           *
1285           3.8mm Cann. Reamer (4.5)                           EA
1289           Adjustable Hook Depth Gauge                        EA
1291           Guide Pin Grip                                     EA
1311           Pin Lock with Set Screw                            EA
1314           90 degree Upright Bar                              EA
1331           CPR Handle                                         EA
1332           Horizontal Bar                                     EA
1333           Titanium Skull Pin 3" (set of 5 - 1375-3.0)        EA
1335           Tong Serration Adaptor
               (to adapt Tong to Mark IV Halo Vest - 2
               required)                                          EA
1360           Th.ed Clamp & Bracket Assembly                     EA
1361           Titanium Skull Pin 2 1/2"
               (set of 5 - 1375-2.5)                              EA
1365           Trippi-Wells Pin Set
               (set of 2 - 770 and 2 - 772)                       EA
1372           Single Use Wrench (MRI compatible)                 EA
1373           Trippi-Wells App. Kit - One Size Fits All
               (Not for use on patients under 16)                 EA
1374           Univ. Tong App. Kit - One Size Fits All
               (Not for use on patients under 16)                 EA
1377           Measuring Tape                                     EA
1410           Sheath, Long                                       EA
1411           Trochar, Long                                      EA
1412           3.2mm Pin Guide, Long                              EA
1413           4.8/6.5mm Step Drill Guide, Long                   EA
---------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                                     *   %
CATALOG NO.    DESCRIPTION                                        U/M   BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------------------
1415           Sheath                                             EA
1416           Trochar                                            EA
1417           5.3mm Drill Guide                                  EA
1420           Sheath System/Long                                 EA
               (1410, 1411, 1412, 1413)                           EA
1425           Sheath System (1415, 1416, 1417)                   EA
1440           Insertion/Extraction Instrument Module             EA
1441           Ancillary Instrument Module                        EA
1442           Antegrade and Distal Locking                       EA
               Instrument Module                                  EA
1443           Antegrade/Distal Screws and
               End Cap Module                                     EA
1444           Retrograde Instrument and Screw Module             EA
1471           Anterior Mayfield Adaptor                          EA
1472           Posterior Mayfield Adaptor                         EA
1473           Mayfield Tong Adaptor                              EA
1492           Mark IV Application Instructions                   EA
1493           Mark III Application Instructions                  EA
1494           Tong Application Instructions                      EA
1495           Ring Application Instructions                      EA
1500           Screw/Instrument Case                              EA         *           *
1501           Instrument Case                                    EA
1502           Nail Case                                          EA
1505           End Cap                                            EA
1520           Proximal Jig                                       EA
1526           4.4mm x 10.25in. Calibrated Twist Drill            EA
1530           Screw Guide, 5.5mm                                 EA
1535           Drill Guide                                        EA
1551           Jig Adaptor                                        EA
1552           Extractor                                          EA
1555           Slide Hammer                                       EA
1559           Impactor Rod                                       EA
1570           Depth Gauge                                        EA
1720           Endcap, Flush                                      EA
1721           Endcap, 1/2cm                                      EA
1722           Endcap, 1 cm                                       EA
1723           Endcap - flush, Midhole                            EA
1727           Sliding Hook Depth Gauge (4.5)                     EA
1731           2.9mm Calibrated Twist Drill                       EA
1735           Entry Reamer                                       EA
1732           2.9mm Drill Guide                                  EA
1746           4.5mm Countersink                                  EA
1749           Hub Adaptor                                        EA
1750           Hub Fastener                                       EA
1751           Keyed Hub                                          EA
1741           3.8 Calib. Twist Drill                             EA
---------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                     *    %-
CATALOG NO.    DESCRIPTION                                        U/M   BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------------------
1742           3.6/4.9mm Calib. Step Drill                        EA
1758           Screw Sheath, 4.5mm Screw                          EA
1759           Trochar                                            EA
1761           3.8mm Drill Guide                                  EA
1763           4.9mm Drill Sleeve                                 EA
1772           Distal Jig                                         EA
1775           Combination Jig                                    EA
1778           Locking Knob                                       EA
1796           Hammer, Sliding (Impactor)                         EA
1780           Screw Module                                       EA
1781           Humeral Nail Module - 7mm Nails                    EA
1782           Humeral Nail Module - 8mm Nails                    EA
1783           Humeral Nail Module - 9mm Nails                    EA
1784           Humeral Nail Module - Misc. Diameters              EA
1785           Screw Insertion Instrument Module                  EA
1786           Nail Insertion Instrument Module                   EA
1794           X-ray Template                                     EA
1801           Screw Targeting Jig                                EA
1804           Jig Adaptor                                        EA
1805           Solid End Cap                                      EA
1809           Awl, pointed                                       EA
1819           X-ray Template                                     EA         *           *
1820           Instrument Module                                  EA
1821           Nail/End Cap Module                                EA
1822           Screw/Drill Module                                 EA
2501           Microsurgery Saw                                   EA
2502           Console                                            EA
2503           Foot Control                                       EA
2504           Cord Assembly                                      EA
6000           ACE Pelvic Frame - Includes: 2 ea. 6004;
               4 ea. 6009; 1 ea. 6001; 2ea FA10030.
               Pins and instrumentation not included.             EA
6001           Slatis Frame                                       EA
6004           Johnston Frame Clamp                               EA
6009           Johnston Pin Holder                                EA
6030           8mm Rod, 300mm Len.                                EA
6045           8mm Rod, 450mm Len.                                EA
6081           Pelvic Stabilizer - Assembly                       EA
6072           Threaded pin Holder                                EA
6075-1.0       Disposable Pin - Assembly  (1.0mm)                 EA
6075-1.5       Disposable Pin - Assembly (1.5mm)                  EA
10019          Locking Nuts                                       EA
10095          Spherical Nut and Washer                           EA
10280          Pin/Wire Module                                    EA
10281          Ring/Pin Holder Module                             EA
10282          Connecting Rod Module                              EA

--------------------------------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                                     * %
CATALOG NO.    DESCRIPTION                                        U/M   BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------------------
10283          Miscellaneous Hardware Module                      EA
10410          Bending Tool                                       EA
10419          PK/3 Olive Wire, 1.5mm
               Nitrogen-Enhanced, Bayonet Point                   PK
10420          PK/3 Olive Wire, 1.8mm
               Nitrogen-Enhanced, Bayonet Point                   PK
10466          Wire, 1.5mm
               Nitrogen-Enhanced, Bayonet Point                   EA
10469          Wire, 1.8mm
               Nitrogen-Enhanced, Bayonet Point                   EA
10470          Gap Gauge Assembly                                 EA
10480          Distraction Assembly w/Bolt, Calibrating           EA
10485          Anchor Assembly w/Bolt, Calibrating                EA
10490          Wire Tension Assembly, Calibrating
               (Includes: 1 ea. 10480;
               1 ea 10485; 1 ea. 10469)                           EA
10492          2.5mm Spacer w/Bolt                                EA
10495          5.0mm Spacer w/Bolt                                EA
10735          Olive Wire Distractor w/ Allen Wrench
               (Includes: 1 ea. 10725; 1 ea. 10406)               EA
10740          Universal Joint                                    EA
10800          ACE Unifix Bar (10")                               EA
10801          ACE Unifix Pin Holder                              EA         *           *
10814          ACE Unifix Bar (14")                               EA
11037          10mm Jam Nut                                       EA
14000          4 Hole Side Plate                                  EA
14008          T-Wrench Inserter                                  EA
14011          Extractor Lock                                     EA
14015          Cann. Calibrated Tap                               EA
14016          Nonadjustable Step Drill                           EA
14017          Nut for Cortical Bone Screw                        EA
14020          Hex Screwdriver                                    EA
14027          2 Hole Side Plate                                  EA
14029          6 Hole Side Plate                                  EA
14030          8 Hole Side Plate                                  EA
14031          10 Hole Side Plate                                 EA
14032          14 Hole Side Plate                                 EA
14034          12 Hole Side Plate                                 EA
14037          Impactor                                           EA
14040          Neutral Drill Bit Positioner                       EA
14043          3.8mm Twist Drill                                  EA
14045          Hook Depth Gauge                                   EA
14052          Guide Pin Jig                                      EA
14055          Compression Drill Positioner                       EA
14056          Cann. Adjustable Step Drill                        EA
14064          Component/Instrument Case (non modular)            EA
14082          Dye Injector                                       EA
---------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                             FRACTURE MANAGEMENT
                                                                         *   %
CATALOG NO.     DESCRIPTION                       U/M    BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
14090           Adjustable Guide Pin Jig          EA
14097           6.5 Flat Washer                   EA
14107           Nut Wrench                        EA
14112           Replaced by 14627                 EA
14115           Guide Pin Depth Gauge             EA
14126           Buttress Plate                    EA
14130           Cortical Trephine                 EA
14140           Cann. Trephine Set (includes:
                1 ea. 14140-1; 1 ea. 14140-2;
                1 ea. 14140-3)                    EA
14142           Guide Pin Gauge                   EA
14145           PK/6 300mm Len. - Cerclage
                Wire, Ti. 1.0mm Dia. (18 Gauge)   PK
14146           PK/6 700mm Len, - Cerclage
                Wire, Ti. 1.0mm Dia. (18 Gauge)   PK
14160           T-Handle Inserter (Includes:
                1 ea. 14161; ea 14162)            EA
14161           T-Handle Inserter                 EA
14162           Extractor                         EA
14170           Power Driver                      EA
14175           Sterilization Case                EA
14191           8.0 Flat Washer                   EA
14232           K-Wire Depth Gauge                EA
14234           Trochar Sheath Sleeve             EA         *         *
14235           Outer Sheath                      EA
14260           Flat Washer                       EA
14261           Countersink Washer                EA
14300           3.5/4.0mm System Sterilization
                Case (non modular)*               EA
14315           Power Adaptor                     EA
14316           T-Handle                          EA
14317           Pear Handle                       EA
14320           Bending Iron                      EA
14321           Reduction Forceps                 EA
14322           Bone Holding Forceps              EA
14324           Bending Pliers                    EA
14350           Drill and K-Wire Guide            EA
14356           4.5mm Compression Drill Guide     EA
14359           4.0mm Solid Screw Tray(non
                modular)*                         EA
14364           3.5mm Screw Holder Sleeve         EA
14365           K-Wire Depth Gauge                EA
14366           4.0mm Solid Canc. Screw Case
                (non modular)*                    EA
14390           3.5mm Universal Bending Plier*    EA
14392           3.5mm Universal Bending Iron      EA
14393           3.5mm Jaw for 14390*              EA
14413           2.9mm Drill Guide                 EA
14416           Hook Depth Gauge, 120mm Len.      EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                                     * %
CATALOG NO.    DESCRIPTION                                        U/M   BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------------------
14420          2.6mm Twist Drill                                  EA
14421          2.6mm Cann. Drill                                  EA
14428          Easy Out Extractor                                 EA
14430          3.6mm Twist Drill                                  EA
14431          3.6mm Cann. Drill                                  EA
14435          Sliding Hook Depth Gauge (3.5)                     EA
14440          Cortical Tap                                       EA
14445          Canc. Tap                                          EA
14450          Triple Sheath and Trochar                          EA
14455          2.6mm Overdrill Drill Guide                        EA
14460          Flat Washer                                        EA
14461          Cup Washer                                         EA
14465          Power Driver                                       EA
14467          3.5mm Solid Hex Screwdriver                        EA
14468          3.5mm Solid Power Driver                           EA
14470          2.6mm Drill Guide                                  EA
14475          3.6mm Drill Guide                                  EA
14480          Countersink                                        EA
14485          Hex Screwdriver                                    EA
14490          K-Wire Guide                                       EA
14600          Sterilization Case (10 x 10 x 2.5)                 EA         *           *
14601          Sterilization Case (10 x 10 x 2.5)                 EA
14602          Sterilization Case (10 x 10 x 5)                   EA
14603          Sterilization Case (10 x 20 x 5)                   EA
14604          4.5/5.0mm Instrument Module                        EA
14605          6.5/8.0mm Instrument Module                        EA
14606          4.5/5.0mm Plate Instrument Module                  EA
14607          4.5/5.0mm Reconstruction Plate Module              EA
14608          4.5/5.0mm Cann. Screw Module                       EA
14609          6.5mm Cann. Canc. Screw Module                     EA
14611          Tool Tray                                          EA
14613          4.5mm Solid Screw Module                           EA
14614          6.5/8/0mm Screw Module                             EA
14615          Screwdriver Shank                                  EA
14616          6.5mm Screwdriver Shank                            EA
14618          Countersink                                        EA
14620          Easy Out                                           EA
14621          3.8mm Solid Twist Drill                            EA
14622          3.8mm Cann. Drill                                  EA
14623          4.5mm Cortical Tap                                 EA
14624          5.0mm Canc. Tap                                    EA
14625          4.8mm Solid Twist Drill                            EA
14626          4.8mm Cann. Drill                                  EA
14627          6.5mm Canc. Tap                                    EA
14628          6.5mm Countersink                                  EA
14629          5.0mm Cann. Drill                                  EA
---------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        * %
CATALOG NO.    DESCRIPTION                         U/M     BASE PRICE  COMMITED
--------------------------------------------------------------------------------
14634          8.0 Cann. Canc. Tap                  EA
14649          Instrument rack to fit in tool tray  EA
14650          3.5mm Universal Ribbon Module        EA
14663          Solid Screwdriver, 3.5mm             EA
14664          Round Handle                         EA
14710          3.5/4.0mm Solid Screw Module         EA
10016-1        Bolt for FA-10054-2                  EA
1009-30        30cm Len.-9mm Femoral Nail           EA
1009-32        32cm Len.-9mm Femoral Nail           EA
1009-34        34cm Len.-9mm Femoral Nail           EA
1009-36        36cm Len.-9mm Femoral Nail           EA
1009-38        38cm Len.-9mm Femoral Nail           EA
1009-40        40cm Len.-9mm Femoral Nail           EA
1009-42        42cm Len.-9mm Femoral Nail           EA
1009-44        44cm Len.-9mm Femoral Nail           EA
1009-46        46cm Len.-9mm Femoral Nail           EA
1009-48        48cm Len.-9mm Femoral Nail           EA
1009-50        50cm Len.-9mm Femoral Nail           EA
1010-30        30cm Len.-10mm Femoral Nail          EA
1010-32        32cm Len.-10mm Femoral Nail          EA
1010-34        34cm Len.-10mm Femoral Nail          EA
1010-36        36cm Len.-10mm Femoral Nail          EA
1010-38        38cm Len.-10mm Femoral Nail          EA
1010-40        40cm Len.-10mm Femoral Nail          EA         *           *
1010-42        42cm Len.-10mm Femoral Nail          EA
1010-44        44cm Len.-10mm Femoral Nail          EA
1010-46        46cm Len.-10mm Femoral Nail          EA
1010-48        48cm Len.-10mm Femoral Nail          EA
1010-50        50cm Len.-10mm Femoral Nail          EA
1011-32        32cm Len.-11mm Femoral Nail          EA
1011-34        34cm Len.-11mm Femoral Nail          EA
1011-36        36cm Len.-11mm Femoral Nail          EA
1011-38        38cm Len.-11mm Femoral Nail          EA
1011-40        40cm Len.-11mm Femoral Nail          EA
1011-42        42cm Len.-11mm Femoral Nail          EA
1011-44        44cm Len.-11mm Femoral Nail          EA
1011-46        46cm Len.-11mm Femoral Nail          EA
1011-48        48cm Len.-11mm Femoral Nail          EA
1011-50        50cm Len.-11mm Femoral Nail          EA
1012-34        34cm Len.-12mm Femoral Nail          EA
1012-36        36cm Len.-12mm Femoral Nail          EA
1012-38        38cm Len.-12mm Femoral Nail          EA
1012-40        40cm Len.-12mm Femoral Nail          EA
1012-42        42cm Len.-12mm Femoral Nail          EA
1012-44        44cm Len.-12mm Femoral Nail          EA
1012-46        46cm Len.-12mm Femoral Nail          EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        * %
CATALOG NO.    DESCRIPTION                         U/M      BASE PRICE  COMMITED
--------------------------------------------------------------------------------
1012-48        48cm Len.-12mm Femoral Nail          EA
1012-50        50cm Len.-12mm Femoral Nail          EA
1013-36        36cm Len.-13mm Femoral Nail          EA
1013-38        38cm Len.-13mm Femoral Nail          EA
1013-40        40cm Len.-13mm Femoral Nail          EA
1013-42        42cm Len.-13mm Femoral Nail          EA
1013-44        44cm Len.-13mm Femoral Nail          EA
1014-36        36cm Len.-14mm Femoral Nail          EA
1014-38        38cm Len.-14mm Femoral Nail          EA
1014-40        40cm Len.-14mm Femoral Nail          EA
1014-42        42cm Len.-14mm Femoral Nail          EA
1014-44        44cm Len.-14mm Femoral Nail          EA
1014-46        46cm Len.-14mm Femoral Nail          EA
1015-38        38cm Len.-15mm Femoral Nail          EA
1015-40        40cm Len.-15mm Femoral Nail          EA
1015-42        42cm Len.-15mm Femoral Nail          EA
1015-44        44cm Len.-15mm Femoral Nail          EA
1015-46        46cm Len.-15mm Femoral Nail          EA
1020-100      100mm Len.-6.5mm Solid Cort. Screw    EA
1020-35        35mm Len.-6.5mm Solid Cort. Screw    EA          *          *
1020-40        40mm Len.-6.5mm Solid Cort. Screw    EA
1020-45        45mm Len.-6.5mm Solid Cort. Screw    EA
1020-50        50mm Len.-6.5mm Solid Cort. Screw    EA
1020-55        55mm Len.-6.5mm Solid Cort. Screw    EA
1020-60        60mm Len.-6.5mm Solid Cort. Screw    EA
1020-65        65mm Len.-6.5mm Solid Cort. Screw    EA
1020-70        70mm Len.-6.5mm Solid Cort. Screw    EA
1020-75        75mm Len.-6.5mm Solid Cort. Screw    EA
1020-80        80mm Len.-6.5mm Solid Cort. Screw    EA
1020-85        85mm Len.-6.5mm Solid Cort. Screw    EA
1020-90        90mm Len.-6.5mm Solid Cort. Screw    EA
1020-95        95mm Len.-6.5mm Solid Cort. Screw    EA
1030-100      100mm Len.-6.5mm Solid Canc. Screw    EA
1030-105      105mm Len.-6.5mm Solid Canc. Screw    EA
1030-110      110mm Len.-6.5mm Solid Canc. Screw    EA
1030-115      115mm Len.-6.5mm Solid Canc. Screw    EA
1030-120      120mm Len.-6.5mm Solid Canc. Screw    EA
1030-60        60mm Len.-6.5mm Solid Canc. Screw    EA
1030-65        65mm Len.-6.5mm Solid Canc. Screw    EA
1030-70        70mm Len.-6.5mm Solid Canc. Screw    EA
1030-75        75mm Len.-6.5mm Solid Canc. Screw    EA
1030-80        80mm Len.-6.5mm Solid Canc. Screw    EA
1030-85        85mm Len.-6.5mm Solid Canc. Screw    EA
1030-90        90mm Len.-6.5mm Solid Canc. Screw    EA
1030-95        95mm Len.-6.5mm Solid Canc. Screw    EA
10405-12       Steinman Pin (2mm x 12")

--------------------------------------------------------------------------------

*  Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                    * %-
CATALOG NO.     DESCRIPTION                                      U/M   BASE PRICE COMMITTED
-------------------------------------------------------------------------------------------
10405-9         2.0 mm Steinman Pin                               EA
10730-10        Th.ed Rod 1/4" x 10cm                             EA
10730-15        Th.ed Rod 1/4" x 15cm                             EA
10730-20        Th.ed Rod 1/4" x 20cm                             EA
10720-25        Th.ed Rod 1/4" x 25cm                             EA
1075-28         Driving Guide Wire (3.2mm x 28")                  EA
1075-38         Guide Wire (3.2mm x 38")                          EA
10800/4         ACE Unifix 10" w/4 Pin Holders                    EA
10800/6         ACE Unifix 10" w/6 Pin Holders                    EA
10814/4         ACE Unifix 14" w/4 Pin Holders                    EA
10814/6         ACE Unifix 14" w/6 Pin Holders                    EA
1085-2          Locking Knob                                      EA
1303 (Small)    Open Back Halo Rings -                            EA
                Head Sizes 20 1/2"- 22 1/4" (52cm-57cm)           EA
1304 (Medium)   Open Back Halo Rings                              EA
                Head Sizes 22 1/4"- 24 1/2" (57cm-62cm)           EA
1305 (Large)    Open Back Halo Rings                              EA
                Head Sizes 24 1/2"- 26 (62cm-66cm)                EA
1367-8          Disposal Torque Wrench 8 in/lb                    EA
1370-1 (Small)  Open Back Halo Ring App. Kit -                    EA
                Head Sizes 20 1/2"- 22 1/4" (52cm-57cm)           EA       *         *
1370-2 (Medium) Open Back Halo Ring App. Kit -                    EA
                Head Sizes 22 1/4"- 24 1/2" (57cm-62cm)           EA
1370-3 Large)   Open Back Halo Rings -                            EA
                Head Sizes 24 1/2"- 26" (62cm-66cm)               EA
1371-0          Closed Back Halo Ring App. Kit -                  EA
                Head Sizes 17 3/4"- 20 1/2"(45cm-52cm)            EA
1371-00         Closed Back Halo Ring App. Kit -                  EA
                Head Sizes 17 5/8"maximum (44.5cm max.)           EA
1371-1          Closed Back Halo Ring App. Kit -                  EA
                Head Sizes 20 1/2"- 22" (52cm-56cm)               EA
1371-2          Closed Back Halo Ring App. Kit -                  EA
                Head Sizes 21"- 22 1/4" (53cm-57cm)               EA
1371-3          Closed Back Halo Ring App. Kit -                  EA
                Head Sizes 22 1/4"- 23 1/2" (57cm-60cm)           EA
1371-4          Closed Back Halo Ring App. Kit -                  EA
                Head Sizes 23 1/2"- 24 1/2" (60cm-62cm)           EA
1371-5          Closed Back Halo Ring App. Kit -                  EA
                Head Sizes 24 1/2"- 26" (62cm-66cm)               EA
1379-SIZE       Jacket Front and Back                             EA
1380-1-SIZE     Mark IV Complete Vest and Hardware
                Assembled - Available in sizes 20-52 in
                two inch increments                               EA
1380-2-SIZE     Mark IV Complete Vest and Hardware
                Assembled - Kodel (available in
                sizes 20-52 in two inch increments)               EA
------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        * %-
CATALOG NO.     DESCRIPTION                           U/M  BASE PRICE COMMITTED
--------------------------------------------------------------------------------
1380-3-SIZE     Mark IV Complete Vest and Hardware
                Assembled-Synthetic Lamb's wool
                (available in sizes 20-52 in
                two inch increments)                  EA
1385-3          Titanium Bolt 5/8"- 24 x 1 3/8"
                (for Tong Attachment to Halo Vest -
                2 required)                           EA
14007-1         140 Deg. Angle, 100mm Len. -
                Captured Screw Assy.                  EA
14007-2         140 Deg. Angle, 130mm Len. -
                Captured Screw Assy.                  EA
14007-3         140 Deg. Angle, 160mm Len. -
                Captured Screw Assy.                  EA
14007-4         150 Deg. Angle, 100mm Len. -
                Captured Screw Assy.                  EA
14007-5         150 Deg. Angle, 130mm Len. -
                Captured Screw Assy.                  EA
14007-6         150 Deg. Angle, 160mm Len. -
                Captured Screw Assy.                  EA
14012-14        3.2mm Th.ed Guide Pin 14"             EA
14012-9         3.2mm Th.ed Guide Pin 9"              EA
14022-20        20mm Len.-4.5mm Solid Cort.
                Bone Screw                            EA
14022-22        22mm Len.-4.5mm Solid Cort.
                Bone Screw                            EA       *         *
14022-24        24mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-26        26mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-28        28mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-30        30mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-32        32mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-34        34mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-36        36mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-38        38mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-40        40mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-42        42mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-44        44mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-46        46mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
14022-48        48mm Len.-4.5mm Solid Cort.
                Bone Screw, Full Th.                  EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *     %-
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
14022-50       50mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-52       52mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-54       52mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-56       56mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-58       52mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-60       60mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-65       65mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-70       70mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-75       75mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-80       80mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-85       85mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-90       90mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA         *             *
14033-0        135 Deg. Angle, 90mm Len. -
               Captured Screw Assy.               EA
14033-1        135 Deg. Angle, 100mm Len. -
               Captured Screw Assy.               EA
14033-2        135 Deg. Angle, 130mm Len. -
               Captured Screw Assy.               EA
14033-3        135 Deg. Angle, 160mm Len. -
               Captured Screw Assy.               EA
14033-4        145 Deg. Angle, 100mm Len. -
               Captured Screw Assy.               EA
14033-5        145 Deg. Angle, 130mm Len. -
               Captured Screw Assy.               EA
14033-6        145 Deg. Angle, 100mm Len. -
               Captured Screw Assy.               EA
14082S         Dye Injector Seal                  EA
14140-1        Primary Trephine                   EA
14140-2        Bushing                            EA
14140-3        Secondary Trephine                 EA
14179-9        2.0mm K-Wire Bayonet Tip           EA
14180-6        Guide Pin (3.2mm x 6")             EA
14188-100      100mm Screw, 20mm Th.-
               6.5mm Cann. Canc. S.C.F.E. Screws  EA
14188-105      105mm Screw, 20mm Th.-
               6.5mm Cann. Canc. S.C.F.E. Screws  EA
14188-110      110mm Screw, 20mm Th.-
               6.5mm Cann. Canc. S.C.F.E. Screws  EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

----------------------------------------------------------------------------------------------------
                                   FRACTURE MANAGEMENT
                                                                                        *    %
CATALOG NO.      DESCRIPTION                                  U/M        BASE PRICE    COMMITTED
----------------------------------------------------------------------------------------------------
14188-115       115mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-120       120mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-30        30mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-35        35mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-40        40mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-45        45mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-50        50mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-55        55mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-60        60mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-65        65mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-70        70mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-75        75mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA              *            *
14188-80        80mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-85        85mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-90        90mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14188-95        95mm Screw, 20mm Th. -
                6.5mm Cann. Canc. S.C.F.E. Screws             EA
14192-100       100mm Len. - 8.0mm Cann.
                Canc. Screws, 24mm Th.                        EA
14192-105       105mm Len. - 8.0mm Cann.
                Canc. Screws, 24mm Th.                        EA
14192-110       110mm Len. - 8.0mm Cann.
                Canc. Screws, 24mm Th.                        EA
14192-40        40mm Len. - 8.0mm Cann.
                Canc. Screws, 24mm Th.                        EA
14192-45        45mm Len. - 8.0mm Cann.
                Canc. Screws, 24mm Th.                        EA
14192-50        50mm Len. - 8.0mm Cann.
                Canc. Screws, 24mm Th.                        EA
14192-55        55mm Len. - 8.0mm Cann.
                Canc. Screws, 24mm Th.                        EA
14192-60        60mm Len. - 8.0mm Cann.
                Canc. Screws, 24mm Th.                        EA
14192-65        65mm Len. - 8.0mm Cann.
                Canc. Screws, 24mm Th.                        EA
---------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                        U/M   BASE PRICE    COMMITTED
-------------------------------------------------------------------------------
14192-70       70mm Len. - 8.0mm Cann.
               Canc. Screws. 24mm Th.             EA
14192-75       75mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.             EA
14192-80       80mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.             EA
14192-85       85mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.             EA
14192-90       90mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.             EA
14192-95       95mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.             EA
14196-100      100mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-105      105mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-110      110mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-115      115mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-120      120mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-25       25mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA         *           *
14196-30       30mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-35       35mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-40       40mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-45       45mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-50       50mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-55       55mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-60       60mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-65       65mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-70       70mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-75       75mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-80       80mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-85       85mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
14196-90       90mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws       EA
-------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *     %-
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
14196-95       95mm Len., 22mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-100      100mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-105      105mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-110      110mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-115      115mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-120      120mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-40       40mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-45       45mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-50       50mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-55       55mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-60       60mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-65       65mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA          *           *

14197-70       70mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-75       75mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-80       80mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-85       85mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-90       90mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14197-95       95mm Len., 40mm Th.-
               6.5mm Cann. Canc. Lag Screws        EA

14200-20       20mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.         EA

14200-22       22mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.         EA

14200-24       24mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.         EA

14200-26       26mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.         EA

14200-28       28mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.         EA

14200-30       30mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.         EA

14200-32       32mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.         EA

--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                       *   %
CATALOG NO.    DESCRIPTION                        U/M   BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
14200-34       34mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-36       36mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-38       38mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-40       40mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-42       42mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-44       44mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-46       46mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-48       48mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-50       50mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-55       55mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-60       60mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-65       65mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.        EA
14200-70       70mm Screw, 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA         *             *
14225-30       30mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-32       32mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-34       34mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-36       36mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-38       38mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-40       40mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-42       42mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-44       44mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-46       46mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-48       48mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-50       50mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-55       55mm Screw, 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
--------------------------------------------------------------------------------

*Confidential portions ommitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                        *  %
CATALOG NO.    DESCRIPTION                        U/M   BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
14225-60       60mm Screw. 20mm Th. -
               5.0mm Cann. Canc. Lag Screws       EA
14225-65       65mm Screw. 20mm Th. -
               5.0mm Cann. Canc. Lag Screws       EA
14225-70       70mm Screw. 20mm Th. -
               5.0mm Cann. Canc. Lag Screws       EA
14231-2.0      2.0mm Sheath Sleeve                EA
14231-3.2      3.2mm Sheath Sleeve                EA
14239-3.8      3.8mm Sheath Sleeve                EA
14239-4.8      4.8mm Sheath Sleeve                EA
14250-30       30mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-32       32mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-34       34mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-36       36mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-38       38mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-40       40mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-42       42mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-44       44mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA         *             *
14250-46       46mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-48       48mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-50       50mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-55       55mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-60       60mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-65       65mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14250-70       70mm Screw, 20mm Th. -
               4.5mm Cann. Cort. Lag Screws       EA
14305-4        Template, 4 Hole                   EA
14305-8        Template, 8 Hole                   EA
14330-10       10 Hole Straight Plate             EA
14330-12       12 Hole Straight Plate             EA
14330-3        3 Hole Straight Plate              EA
14330-4        4 Hole Straight Plate              EA
14330-6        6 Hole Straight Plate              EA
14330-8        8 Hole Straight Plate              EA
14332-2        2 Hole "Y" Plate, Small            EA
--------------------------------------------------------------------------------

*Confidential portions ommitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                                *     %
CATALOG NO.    DESCRIPTION                                  U/M   BASE PRICE    COMMITTED
---------------------------------------------------------------------------------------------
14332-4        4 Hole "Y" Plate, Small                      EA
14333-4        4 Hole "Y" Plate, Narrow                     EA
14334-10       3.5mm Universal Recon. Ribbion. 10 Hole      EA
14334-12       3.5mm Universal Recon. Ribbion. 12 Hole      EA
14334-14       3.5mm Universal Recon. Ribbion. 14 Hole      EA
14334-16       3.5mm Universal Recon. Ribbion. 16 Hole      EA
14334-2        3.5mm Universal Recon. Ribbion. 2 Hole       EA
14334-3        3.5mm Universal Recon. Ribbion. 3 Hole       EA
14334-4        3.5mm Universal Recon. Ribbion. 4 Hole       EA
14334-6        3.5mm Universal Recon. Ribbion. 6 Hole       EA
14334-8        3.5mm Universal Recon. Ribbion. 8 Hole       EA
14340-10       10 Hole Straight Plate                       EA
14340-12       12 Hole Straight Plate                       EA
14340-14*      14 Hole Straight Plate                       EA
14340-16*      16 Hole Straight Plate                       EA
14340-3        3 Hole Straight Plate                        EA
14340-4        4 Hole Straight Plate                        EA
14340-6        6 Hole Straight Plate                        EA
14340-8        8 Hole Straight Plate                        EA
14342-4        4 Hole "T" Plate                             EA
14342-6        6 Hole "T" Plate                             EA
14342-8        8 Hole "T" Plate                             EA
14343-16       3.5mm Universal Template                     EA         *             *
14344-4        4 Hole "L" Plate                             EA
14344-6        6 Hole "L" Plate                             EA
14344-8        8 Hole "L" Plate                             EA
14345-4        4 Hole "L" Plate                             EA
14345-6        6 Hole "L" Plate                             EA
14345-8        8 Hole "L" Plate                             EA
14351-2.0      2.0mm Guide Sleeve                           EA
14351-3.2      3.2mm Guide Sleeve                           EA
14351-3.8      3.8mm Guide Sleeve                           EA
14351-4.8      4.8mm Guide Sleeve                           EA
14355-3        3 Hole 100 Deg. Tublar Plate                 EA
14355-4        4 Hole 100 Deg. Tublar Plate                 EA
14355-5        5 Hole 100 Deg. Tublar Plate                 EA
14355-6        6 Hole 100 Deg. Tublar Plate                 EA
14355-7        7 Hole 100 Deg. Tublar Plate                 EA
14355-8        8 Hole 100 Deg. Tublar Plate                 EA
14369-10       10mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-100      100mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-105      105mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-110      110mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
---------------------------------------------------------------------------------------------

* Confidential portions ommitted and fixed separately with the Commission.

---------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                                 *    %
CATALOG NO.    DESCRIPTION                                  U/M   BASE PRICE     COMMITTED
---------------------------------------------------------------------------------------------
14369-115      115mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-120      120mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-12       12mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-14       14mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-16       16mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-18       18mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-20       20mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-22       22mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-24       24mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-26       26mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-28       28mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-30       30mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA         *             *
14369-32       32mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-34       34mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-36       36mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-38       38mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-40       40mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-42       42mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-44       44mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-46       46mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-48       48mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-50       50mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-55       55mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-60       60mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-65       65mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
---------------------------------------------------------------------------------------------

*Confidential portions ommitted and fixed separately with the Commission.

---------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                                *    %
CATALOG NO.    DESCRIPTION                                  U/M   BASE PRICE    COMMITTED
---------------------------------------------------------------------------------------------
14369-70       70mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-75       75mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-80       80mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-85       85mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-90       90mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-95       95mm Len., Full Th.-
               4.0mm Solid Canc. Screws, Full Th.           EA
14370-26       26mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-28       28mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-30       30mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-32       32mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-34       34mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-36       36mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-38       38mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA         *             *
14370-40       40mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-42       42mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-44       44mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-46       46mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-48       48mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-50       50mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-55       55mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-60       60mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-65       65mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14370-70       70mm Len., 16mm Th.-
               4.0mm Cann. Canc. Screws, 16mm Th.           EA
14372-45       45mm Len., 32mm Th.-
               4.0mm Cann. Canc. Screws, 32mm Th.           EA
14372-50       50mm Len., 32mm Th.-
               4.0mm Cann. Canc. Screws, 32mm Th.           EA
---------------------------------------------------------------------------------------------

* Confidential portions ommitted and fixed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *    %-
CATALOG NO.    DESCRIPTION                           U/M  BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
14372-55       55mm Len., 32mm Th.-
               4.0mm Cann. Canc. Screws. 32mm Th.    EA

14372-60       60mm Len., 32mm Th.-
               4.0mm Cann. Canc. Screws. 32mm Th.    EA

14372-65       65mm Len., 32mm Th.-
               4.0mm Cann. Canc. Screws. 32mm Th.    EA

14372-70       70mm Len., 32mm Th.-
               4.0mm Cann. Canc. Screws. 32mm Th.    EA

14375-10       10mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-12       12mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-14       14mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-16       16mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-18       18mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-20       20mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-22       22mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-24       24mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-26       26mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA          *         *

14375-28       28mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-30       30mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-32       32mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-34       34mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-36       36mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-38       38mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-40       40mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-42       42mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-44       44mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-46       46mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-48       48mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

14375-50       50mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.                 EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
14375-55       55mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.           EA
14375-60       60mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.           EA
14375-65       65mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.           EA
14375-70       70mm Len., 3.5mm Cann.
               Cort. Screw, Full Th.           EA
14377-10       10mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-100      100mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-105      105mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-110      110mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-115      115mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-120      120mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-12       12mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-14       14mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA            *             *
14377-16       16mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-18       18mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-20       20mm.Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-22       22mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-24       24mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-26       26mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-28       28mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-30       30mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-32       32mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-34       34mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-36       36mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-38       38mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
14377-40       40mm Len., 3.5mm Solid
               Cort. Screw, Full Th.           EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
14377-42       42mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-44       44mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-46       46mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-48       48mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-50       50mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-55       55mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-60       60mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-65       65mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-70       70mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-75       75mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-80       80mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA           *           *
14377-85       85mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-90       90mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14377-95       95mm Len., 3.5mm Solid
               Cort. Screw, Full Th.            EA
14396-120      4.0mm Solid Canc. Tap. 120mm     EA
14398-120      2.9mm Solid Twist Drill, 120mm   EA
14399-120      3.6mm Solid Twist Drill, 120mm   EA
14425-9        1.6mm K-Wire                     EA
14473-120      3.5mm Solid Cortical Tap, 120mm  EA
14473-70       3.5mm Solid Cortical Tap, 70mm   EA
1490 RA        Patient Care Guide
               (Living in your Halo Brace)      EA
1508-25.5      25.5cm Len.-8mm Tibial Nail      EA
1508-27.0      27.0cm Len.-8mm Tibial Nail      EA
1508-28.5      28.5cm Len.-8mm Tibial Nail      EA
1508-30.0      30.0cm Len.-8mm Tibial Nail      EA
1508-31.5      31.5cm Len.-8mm Tibial Nail      EA
1508-33.0      33.0cm Len.-8mm Tibial Nail      EA
1508-34.5      34.5cm Len.-8mm Tibial Nail      EA
1508-36.0      36.0cm Len.-8mm Tibial Nail      EA
1508-37.5      37.5cm Len.-8mm Tibial Nail      EA
1508-39.0      39.0cm Len.-8mm Tibial Nail      EA
1508-40.5      40.5cm Len.-8mm Tibial Nail      EA
1508-42.0      42.0cm Len.-8mm Tibial Nail      EA
1509-25.5      25.5cm Len.-8mm Tibial Nail      EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed seperately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1509-27.0      27.0cm Len.-9mm Tibial Nail    EA
1509-28.5      28.5cm Len.-9mm Tibial Nail    EA
1509-30.0      30.0cm Len.-9mm Tibial Nail    EA
1509-31.5      31.5cm Len.-9mm Tibial Nail    EA
1509-33.0      33.0cm Len.-9mm Tibial Nail    EA
1509-34.5      34.5cm Len.-9mm Tibial Nail    EA
1509-36.0      36.0cm Len.-9mm Tibial Nail    EA
1509-37.5      37.5cm Len.-9mm Tibial Nail    EA
1509-39.0      39.0cm Len.-9mm Tibial Nail    EA
1509-40.5      40.5cm Len.-9mm Tibial Nail    EA
1509-42.0      42.0cm Len.-9mm Tibial Nail    EA
1510-25.5      25.5cm Len.-10mm Tibial Nail   EA
1510-27.0      27.0cm Len.-10mm Tibial Nail   EA
1510-28.5      28.5cm Len.-10mm Tibial Nail   EA
1510-30.0      30.0cm Len.-10mm Tibial Nail   EA
1510-31.5      31.5cm Len.-10mm Tibial Nail   EA
1510-33.0      33.0cm Len.-10mm Tibial Nail   EA
1510-34.5      34.5cm Len.-10mm Tibial Nail   EA
1510-36.0      36.0cm Len.-10mm Tibial Nail   EA
1510-37.5      37.5cm Len.-10mm Tibial Nail   EA
1510-39.0      39.0cm Len.-10mm Tibial Nail   EA
1510-40.5      40.5cm Len.-10mm Tibial Nail   EA
1510-42.0      42.0cm Len.-10mm Tibial Nail   EA
1511-27.0      27.0cm Len.-11mm Tibial Nail   EA
1511-28.5      28.5cm Len.-11mm Tibial Nail   EA
1511-30.0      30.0cm Len.-11mm Tibial Nail   EA
1511-31.5      31.5cm Len.-11mm Tibial Nail   EA
1511-33.0      33.0cm Len.-11mm Tibial Nail   EA
1511-34.5      34.5cm Len.-11mm Tibial Nail   EA
1511-36.0      36.0cm Len.-11mm Tibial Nail   EA
1511-37.5      37.5cm Len.-11mm Tibial Nail   EA
1511-39.0      39.0cm Len.-11mm Tibial Nail   EA             *           *
1511-40.5      40.5cm Len.-11mm Tibial Nail   EA
1511-42.0      42.0cm Len.-11mm Tibial Nail   EA
1512-27.0      27.0cm Len.-12mm Tibial Nail   EA
1512-28.5      28.5cm Len.-12mm Tibial Nail   EA
1512-30.0      30.0cm Len.-12mm Tibial Nail   EA
1512-31.5      31.5cm Len.-12mm Tibial Nail   EA
1512-33.0      33.0cm Len.-12mm Tibial Nail   EA
1512-34.5      34.5cm Len.-12mm Tibial Nail   EA
1512-36.0      36.0cm Len.-12mm Tibial Nail   EA
1512-37.5      37.5cm Len.-12mm Tibial Nail   EA
1512-39.0      39.0cm Len.-12mm Tibial Nail   EA
1512-40.5      40.5cm Len.-12mm Tibial Nail   EA
1512-42.0      42.0cm Len.-12mm Tibial Nail   EA
1513-28.5      28.5cm Len.-13mm Tibial Nail   EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed seperately with the Commission.

--------------------------------------------------------------------------------
                             FRACTURE MANAGEMENT
                                                                   *  %
CATALOG NO.  DESCRIPTION                      U/M    BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1513-30.0   30.0cm Len. - 13mm Tibial Nail    EA
1513-31.5   31.5cm Len. - 13mm Tibial Nail    EA
1513-33.0   33.0cm Len. - 13mm Tibial Nail    EA
1513-34.5   34.5cm Len. - 13mm Tibial Nail    EA
1513-36.0   36.0cm Len. - 13mm Tibial Nail    EA
1513-37.5   37.5cm Len. - 13mm Tibial Nail    EA
1513-39.0   39.0cm Len. - 13mm Tibial Nail    EA
1513-40.5   40.5cm Len. - 13mm Tibial Nail    EA
1513-42.0   42.0cm Len. - 13mm Tibial Nail    EA
1515-40     40mm Len. - 5.5mm Solid Cort.
            screw, Full Th.                    EA
1515-45     45mm Len. - 5.5mm Solid Cort.
            Screw, Full Th.                    EA
1515-50     50mm Len. - 5.5mm Solid Cort.
            Screw, Full Th.                    EA
1515-55     55mm Len. - 5.5mm Solid Cort.
            Screw, Full Th.                    EA
1515-60     60mm Len. - 5.5mm Solid Cort.
            Screw, Full Th.                    EA
1515-65     65mm Len. - 5.5mm Solid Cort.
            Screw, Full Th.                    EA
1515-70     70mm Len. - 5.5mm Solid Cort.
            Screw, Full Th.                    EA
1515-75     75mm Len. - 5.5mm Solid Cort.
            Screw, Full Th.                    EA        *           *
1515-80     80mm Len. - 5.5mm Solid Cort.
            Screw, Full Th.                    EA
1707-18     18cm Len. - 7mm Humeral Nail       EA
1707-20     20cm Len. - 7mm Humeral Nail       EA
1707-22     22cm Len. - 7mm Humeral Nail       EA
1707-24     24cm Len. - 7mm Humeral Nail       EA
1707-26     26cm Len. - 7mm Humeral Nail       EA
1707-28     28cm Len. - 7mm Humeral Nail       EA
1707-30     30cm Len. - 7mm Humeral Nail       EA
1708-18     18cm Len. - 8mm Humeral Nail       EA
1708-20     20cm Len. - 8mm Humeral Nail       EA
1708-22     22cm Len. - 8mm Humeral Nail       EA
1708-24     24cm Len. - 8mm Humeral Nail       EA
1708-26     26cm Len. - 8mm Humeral Nail       EA
1708-28     28cm Len. - 8mm Humeral Nail       EA
1708-30     30cm Len. - 8mm Humeral Nail       EA
1709-18     18cm Len. - 9mm Humeral Nail       EA
1709-20     20cm Len. - 9mm Humeral Nail       EA
1709-22     22cm Len. - 9mm Humeral Nail       EA
1709-24     24cm Len. - 9mm Humeral Nail       EA
1709-26     26cm Len. - 9mm Humeral Nail       EA
1709-28     28cm Len. - 9mm Humeral Nail       EA
1709-30     30cm Len. - 9mm Humeral Nail       EA
--------------------------------------------------------------------------------

*Confidential portions ommitted and filed separately with the commission.

--------------------------------------------------------------------------------
                                 FRACTURE MANAGEMENT
                                                                      *    %-
CATALOG NO.    DESCRIPTION                     U/M      BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1717-24        24mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-26        26mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-28        28mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-30        30mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-32        32mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-34        34mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-36        36mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-38        38mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-40        40mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-42        42mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-44        44mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-46        46mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-48        48mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-50        50mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-52        52mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA            *           *
1717-54        54mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-56        56mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-58        58mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1717-60        60mm Len. - 4.5mm Canc. Lag
               Screw (Proximal)                EA
1724-28        Guide Wire, 2.2mm x 28in.       EA
1810-15        10mm x 15cm - Supracondylar
               Nail                            EA
1810-20        10mm x 20cm - Supracondylar
               Nail                            EA
1810-25        10mm x 25cm - Supracondylar
               Nail                            EA
1810-30        10mm x 30cm - Supracondylar
               Nail                            EA
1812-15        12mm x 15cm - Supracondylar
               Nail                            EA
1812-20        12mm x 20cm - Supracondylar
               Nail                            EA
1812-25        12mm x 25cm - Supracondylar
               Nail                            EA
1812-30        12mm x 30cm - Supracondylar
               Nail                            EA
2511-4         11mm Len. x 4mm Width -
               Saw Blade                       EA
2511-5         11mm Len. x 5mm Width -
               Saw Blade                       EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *    %
CATALOG NO.   DESCRIPTION                           U/M    BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
2511-5-3      11mm Len. x 5mm Width x 3mm Depth -
              90 Deg. Blade                         EA
2511-5-4      11mm Len. x 5mm Width x 4mm Depth -
              90 Deg. Blade                         EA
2513-4        13mm Len. x 4mm Width - Saw Blade     EA
2513-5        13mm Len. x 5mm Width - Saw Blade     EA
2513-5-3      13mm Len. x 5mm Width x 3mm Depth -
              90 Deg. Blade                         EA
2513-5-4      13mm Len. x 5mm Width x 4mm Depth -
              90 Deg. Blade                         EA
2515-4        15mm Len x 4mm Width - Saw Blade      EA
2515-5        15mm Len x 5mm Width - Saw Blade      EA
2515-5-3      15mm Len x 5mm Width x 3mm Depth -
              90 Deg. Blade                         EA
2515-5-4      15mm Len x 5mm Width x 4mm Depth -
              90 Deg. Blade                         EA
2517-5        17mm Len. x 5mm Width - Saw Blade     EA
2517-5-4      17mm Len. x 5mm Width x 4mm Depth -
              90 Deg. Blade                         EA
2517-5-5      17mm Len. x 5mm Width x 5mm Depth -
              90 Deg. Blade                         EA
2517-6        17mm Len. x 6mm Width - Saw Blade     EA
2519-5        19mm Len. x 5mm Width - Saw Blade     EA
2519-5-4      19mm Len. x 5mm Width x 4mm Depth -
              90 Deg. Blade                         EA
2519-5-5      19mm Len. x 5mm Width x 5mm Depth -
              90 Deg. Blade                         EA
2519-6        19mm Len. x 6mm Width - Saw Blade     EA
2521-5        21mm Len. x 5mm Width - Saw Blade     EA
2521-5-4      21mm Len. x 5mm Width x 4mm Depth -
              90 Deg. Blade                         EA           *       *
2521-5-5      21mm Len. x 5mm Width x 5mm Depth -
              90 Deg. Blade                         EA
2521-6        21mm Len. x 6mm Width - Saw Blade     EA
502B          Skull Pin Tip Cap                     EA
503A          Positioning Pin Plate                 EA
503B          Positioning Pin                       EA
569-SIZE      Synthetic Wool Liner                  EA
570-SIZE      Lamb's Wool Liner                     EA
570A-SIZE     Kodel Liner                           EA
600-1-SIZE    Mark III Complete Vest and Hardware
              Assembled - Available in sizes 20-52
              in two inch increments                EA
600-2-SIZE    Mark III Complete Vest and Hardware
              Assembled - Kodel (available in sizes
              20-52 in two inch increments          EA
600-3-SIZE    Mark III Complete Vest and Hardware
              Assembled - Synthetic Lamb's wool
              available in sizes 20-52 in two inch
              increments)                           EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT                       * %

CATALOG NO.       DESCRIPTION                     U/M       BASE PRICE COMMITTED
--------------------------------------------------------------------------------
601A size 00      Closed Back Halo Rings -
                  Head Sizes 175/8" (44.5cm max.)  EA
601B size 0       Closed Back Halo Rings -
                  Head Sizes 17-3/4" - 20-1/2"
                  (45cm-52cm)                      EA
601C size 1       Closed Back Halo Rings -
                  Head Sizes 20-1/2" - 22"
                  (52cm-56cm)                      EA
601D size 2       Closed Back Halo Rings -
                  Head Sizes 21" - 22-1/4"
                  (53cm-57cm)                      EA
601E size 3       Closed Back Halo Rings -
                  Head Sizes 22-1/4" - 23-1/2"
                  (57cm-60cm)                      EA
601F size 4       Closed Back Halo Rings -
                  Head Sizes 23-1/2" - 24-1/2"
                  (60cm-62cm)                      EA
601G size 5       Closed Back Halo Rings -
                  Head Sizes 24-1/2" - 26"
                  (62cm-66cm)                      EA
6025-50           Miami Pelvic Screw 50mm Th.      EA
621-5             Titanium Bolt 1/4" - 28 x 3/4"   EA            *       *
656A              Swivel Assembly                  EA
659C-SIZE         Jacket Front and Back            EA
680-1             Th.ed Clamp & Bracket Assembly,
                  Left                             EA
680-2             Th.ed Clamp & Bracket Assembly,
                  Right                            EA
934-5             Osteotome                        EA
934-7             Osteotome                        EA
950-1             S19 - Retractor Blades, Left     EA
950-2             S23 - Retractor Blades, Left     EA
950-3             M19 - Retractor Blades, Left     EA
950-4             M23 - Retractor Blades, Left     EA
950-5             L19 - Retractor Blades, Left     EA
950-6             L23 - Retractor Blades, Left     EA
951-1             S19 - Retractor Blades, Right    EA
951-2             S23 - Retractor Blades, Right    EA
951-3             M19 - Retractor Blades, Right    EA
951-4             M23 - Retractor Blades, Right    EA
951-5             L19 - Retractor Blades, Right    EA
951-6             L23 - Retractor Blades, Right    EA
955-12            Gap Gauge                        EA
955-14            Gap Gauge                        EA
955-16            Gap Gauge                        EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
DePuY/R/          DePuY Inc               DePuY International Ltd
                  PO Box 988              St Anthony's Road
                  700 Orthopaedic Drive   Leeds LS11 8DT
                  Warsaw, In 46581-0988   England
                  USA                     Telephone: +44 (113) 270-0461
                  Tel: 1 800 366 8143     Fax: +44 (113) 270 0239

COLUMBIA/HCA

HEALTHCARE

CORPORATION

FRACTURE MANAGEMENT

PRICE LIST

AGREEMENT EFFECTIVE: JUNE 1, 1995--MAY 31, 1998
ENCLOSED PRICING VALID: JUNE 1, 1995--MAY 31, 1997









DePuy/R/

DEPUY                                                               COLUMBIA/HCA



                              FRACTURE MANAGEMENT

                             LETTER OF COMMITMENT

The undersigned Hospital, a participating COLUMBIA/HCA HEALTHCARE CORPORATION facility hereby agrees to commit and obtain a * % compliance level of the total contracted fracture management dollar potential.

                            CONTRACT PARTICIPATION
                            ----------------------

                * % COMPLIANCE LEVEL EQUALS $ ________________

Pricing will become effective upon receipt of this signed in the DePuy office. The hospital and DePuy will conduct quarterly reviews of this program. Failure to obtain the specified compliance level will result in the loss of those pricing advantages provided in the pricing section of this contract.

This form supersedes any and all previously declared group purchasing memberships as well as any and all individual facility agreements with DePuy.


Name of Facility _______________________________________________________________
(Please Print or Type)

City ___________________________________ State _____________ Zip _______________

Name ________________________________________________ Title ____________________

Signature ___________________________________________ Date _____________________

Local DePuy Medical Company Distributor Signature ______________________________


                            PLEASE MAIL OR FAX TO:

                           NATIONAL ACCOUNTS MANAGER
                                  DEPUY INC.
                                  PO BOX 988
                             WARSAW, IN 46581-0988
                               FAX: 219/269-4532

                          QUESTIONS, CALL TOLL FREE:

                                 800/347-7450

                    THANK YOU! WE APPRECIATE YOUR SUPPORT.

*Confidential portions omitted and filed separately with the Commission.

ORDERING INFORMATION/RETURN GOODS POLICY

DePuy Inc. orders may be placed by:
 . Contacting your local DePuy representative (24-hour coverage)
 . Calling the DePuy Main Office at (800) 366-8143
 . Using FAX Number (800) 669-2530
 . Mailing orders to: DePuy
                     PO Box 988
                     Warsaw, IN 46581-0988

TERMS

Net 30 Days

REMITTANCE ADDRESS

DePuy
PO Box 506
Warsaw, IN 46581-0506

FREIGHT

All products contained in this price list are F.O.B. destination for U.P.S. Ground, Parcel Post and Regular Motor Freight. Special handling (i.e. Federal Express, U.P.S. Blue etc.) will be prepaid and added to the invoice.

RETURN GOODS POLICY

If you find it necessary to return product, for whatever reason, please contact your local DePuy representative for instructions or call DePuy Customer Service toll-free at (800) 366-8143, or use the toll-free DePuy FAX number, (800) 669-2530. All returns are subject to the following:

1. To expedite the return process, please contact your DePuy sales representative or DePuy Customer Service.

2. When returning items, please include the date of purchase and invoice number on the packing list, and provide a written reason for the return.

3. A minimum 15%. up to a maximum of $100, handling charge may be assessed for all contracted items returned. Sterile packaged items may be returned for credit only if returned in the original unopened package.

4.   Special or altered items cannot be returned for credit.

5.   Product can only be returned for credit within 90 days of the invoice date.

6. Please notify your DePuy representative or DePuy Customer Service to receive credit for products which have either not been received or are damaged upon receipt within 30 days of the invoice date.

----------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                    *   %
CATALOG NO.     DESCRIPTION                             U/M         BASE PRICE     COMMITTED
----------------------------------------------------------------------------------------------
1000-08-000     MOORE 4-7/8X1-1/2                       EA
1000-10-000     MOORE 4-7/8X1-5/8                       EA
1000-12-000     MOORE 4-7/8X1-11/16                     EA
1000-14-000     MOORE 5-1/8X1-3/4                       EA
1000-16-000     MOORE 5-1/8X1-13/16                     EA
1000-18-000     MOORE 5-1/2X1-7/8                       EA
1000-20-000     MOORE 5-1/2X1-15/16                     EA
1000-22-000     MOORE 5-13/16X2                         EA
1000-23-000     MOORE 6-1/4X2-1/16                      EA
1000-24-000     MOORE 6-1/4X2-1/8                       EA
1000-26-000     MOORE 6-1/4X2-3/16                      EA
1000-28-000     MOORE 6-1/4X2-1/4                       EA
1000-30-000     MOORE 6-1/4X2-3/8                       EA
1000-32-000     MOORE 6-1/4X2-1/2                       EA

1001-12-000     MOORE 8X1-11/16                         EA
1001-14-000     MOORE 8X1-3/4                           EA
1001-16-000     MOORE 8X1-13/16                         EA
1001-18-000     MOORE 8X1-7/8                           EA
1001-20-000     MOORE 8X1-15/16                         EA
1001-22-000     MOORE 8X2                               EA
1001-24-000     MOORE 8X2-1/8                           EA

1003-21-000     MOORE PROS MD NK 32MM HEAD              EA                   *          *
1003-22-000     MOORE PROS LNG NK 32MM HEAD             EA

1008-08-000     THOMPSON PROS 1-1/2                     EA
1008-10-000     THOMPSON PROS 1-5/8                     EA
1008-12-000     THOMPSON PROS 1-11/16                   EA
1008-14-000     THOMPSON PROS 1-3/4                     EA
1008-16-000     THOMPSON PROS 1-13/16                   EA
1008-18-000     THOMPSON PROS 1-7/8                     EA
1008-20-000     THOMPSON PROS 1-15/16                   EA
1008-22-000     THOMPSON PROS 2                         EA
1008-23-000     THOMPSON PROS 2-1/16                    EA
1008-24-000     THOMPSON PROS 2-1/8                     EA
1008-26-000     THOMPSON PROS 2-3/16                    EA
1008-27-000     THOMPSON PROS 2-1/4                     EA
1008-28-000     THOMPSON PROS 2-3/8                     EA
1008-30-000     THOMPSON PROS 2-1/2                     EA

1024-10-000     IBEAM PROS 6-1/2X1-5/8                  EA
1024-12-000     IBEAM PROS 6-1/2X1-11/16                EA
1024-14-000     IBEAM PROS 6-1/2X1-3/4                  EA
1024-16-000     IBEAM PROS 6-1/2X1-13/16                EA
-----------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------
                               FRACTURE MANAGEMENT
                                                                                        *%
CATALOG NO.       DESCRIPTION                         U/M           BASE PRICE       COMMITTED
-----------------------------------------------------------------------------------------------
1024-18-000       IBEAM PROS 6-1/2x1-7/8               EA
1024-20-000       IBEAM PROS 6-1/2x1-1-5/16            EA
1024-22-000       IBEAM PROS 7-1/2x2                   EA
1024-24-000       IBEAM PROS 7-1/2x2-1/8               EA
1024-26-000       IBEAM PROS 7-1/2x2-1/4               EA
1024-28-000       IBEAM PROS 7-1/2x2-3/8               EA

1025-08-000       MOORE NAR 5-1/2x1-1/2                EA
1025-10-000       MOORE NAR 5-1/2x1-5/8                EA
1025-12-000       MOORE NAR 5-1/2x1-11/16              EA
1025-14-000       MOORE NAR 5-1/2x1-1-3/4              EA
1025-16-000       MOORE NAR 6x1-13/16                  EA
1025-18-000       MOORE NAR 6x1-7/8                    EA
1025-20-000       MOORE NAR 6x1-15/16                  EA
1025-22-000       MOORE NAR 6x2                        EA

1108-10-000       KNOWLES PIN 2-1/4                    EA
1108-12-000       KNOWLES PIN 2-1/2                    EA
1108-14-000       KNOWLES PIN 2-3/4                    EA
1108-16-000       KNOWLES PIN 3                        EA
1108-18-000       KNOWLES PIN 3-1/4                    EA
1108-20-000       KNOWLES PIN 3-1/2                    EA
1108-22-000       KNOWLES PIN 3-3/4                    EA
1108-24-000       KNOWLES PIN 4                        EA
1108-26-000       KNOWLES PIN 4-1/4                    EA
1108-28-000       KNOWLES PIN 4-1/2                    EA
1108-30-000       KNOWLES PIN 4-3/4                    EA
1108-32-000       KNOWLES PIN 5                        EA                    *          *
1108-34-000       KNOWLES PIN 5-1/4                    EA
1108-36-000       KNOWLES PIN 5-1/2                    EA
1108-38-000       KNOWLES PIN 5-3/4                    EA
1108-40-000       KNOWLES PIN 6                        EA

1109-10-000       KNOWLES PIN 2-1/4                    EA
1109-12-000       KNOWLES PIN 2-1/2                    EA
1109-14-000       KNOWLES PIN 2-3/4                    EA
1109-16-000       KNOWLES PIN 3                        EA
1109-18-000       KNOWLES PIN 3-1/4                    EA
1109-20-000       KNOWLES PIN 3-1/2                    EA
1109-22-000       KNOWLES PIN 3-3/4                    EA
1109-24-000       KNOWLES PIN 4                        EA
1109-26-000       KNOWLES PIN 4-1/4                    EA
1109-28-000       KNOWLES PIN 4-1/2                    EA
1109-30-000       KNOWLES PIN 4-3/4                    EA
1109-32-000       KNOWLES PIN 5                        EA

-----------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separatley with the Commission.

--------------------------------------------------------------------------------
                                     FRACTURE MANAGEMENT
                                                                        * %
CATALOG NO.        DESCRIPTION                    U/M     BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1109-34-000        KNOWLES PIN 5-1/4              EA
1109-36-000        KNOWLES PIN 5-1/2              EA
1109-38-000        KNOWLES PIN 5-3/4              EA
1109-40-000        KNOWLES PIN 6                  EA

1110-12-000        HAGIE PIN 3/32X1/8             EA

1111-12-000        HAGIE PIN 1/8X5/32             EA

1112-12-000        MOD HAGIE PIN 1/8X3/16         EA

1113-12-000        MOD HAGIE PIN 5/32X/1/4        EA

1126-00-000        DEPUY STD BARREL 130 DEG 2H    EA
1126-01-000        DEPUY STD BARREL 135 DEG 2H    EA
1126-02-000        DEPUY STD BARREL 140 DEG 2H    EA
1126-03-000        DEPUY STD BARREL 145 DEG 2H    EA
1126-04-000        DEPUY STD BARREL 150 DEG 2H    EA
1126-05-000        DEPUY STD BARREL 130 DEG 3H    EA
1126-06-000        DEPUY STD BARREL 135 DEG 3H    EA
1126-07-000        DEPUY STD BARREL 140 DEG 3H    EA
1126-08-000        DEPUY STD BARREL 145 DEG 3H    EA
1126-09-000        DEPUY STD BARREL 150 DEG 3H    EA
1126-10-000        DEPUY STD BARREL 130 DEG 4H    EA
1126-11-000        DEPUY STD BARREL 135 DEG 4H    EA         *               *
1126-12-000        DEPUY STD BARREL 140 DEG 4H    EA
1126-13-000        DEPUY STD BARREL 145 DEG 4H    EA
1126-14-000        DEPUY STD BARREL 150 DEG 4H    EA
1126-15-000        DEPUY STD BARREL 130 DEG 5H    EA
1126-16-000        DEPUY STD BARREL 135 DEG 5H    EA
1126-17-000        DEPUY STD BARREL 140 DEG 5H    EA
1126-18-000        DEPUY STD BARREL 145 DEG 5H    EA
1126-19-000        DEPUY STD BARREL 150 DEG 5H    EA
1126-20-000        DEPUY STD BARREL 130 DEG 6H    EA
1126-21-000        DEPUY STD BARREL 135 DEG 6H    EA
1126-22-000        DEPUY STD BARREL 140 DEG 6H    EA
1126-23-000        DEPUY STD BARREL 145 DEG 6H    EA
1126-24-000        DEPUY STD BARREL 150 DEG 6H    EA
1126-25-000        DEPUY STD BARREL 130 DEG 8H    EA
1126-26-000        DEPUY STD BARREL 135 DEG 8H    EA
1126-27-000        DEPUY STD BARREL 140 DEG 8H    EA
1126-28-000        DEPUY STD BARREL 145 DEG 8H    EA
1126-29-000        DEPUY STD BARREL 150 DEG 8H    EA
1126-30-000        DEPUY STD BARREL 130 DEG 10H   EA
1126-31-000        DEPUY STD BARREL 135 DEG I0H   EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *    %
CATALOG NO.    DESCRIPTION                         U/M     BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1126-32-000    DEPUY STD BARREL 140 DEG 10H         EA
1126-33-000    DEPUY STD BARREL 145 DEG 10H         EA
1126-34-000    DEPUY STD BARREL 150 DEG 10H         EA
1126-35-000    DEPUY STD BARREL 130 DEG 10H         EA
1126-36-000    DEPUY STD BARREL 135 DEG 10H         EA
1126-37-000    DEPUY STD BARREL 140 DEG 10H         EA
1126-38-000    DEPUY STD BARREL 145 DEG 10H         EA
1126-39-000    DEPUY STD BARREL 150 DEG 10H         EA
1126-40-000    DEPUY STD BARREL 130 DEG 10H         EA
1126-41-000    DEPUY STD BARREL 135 DEG 10H         EA
1126-42-000    DEPUY STD BARREL 140 DEG 10H         EA
1126-43-000    DEPUY STD BARREL 145 DEG 10H         EA
1126-44-000    DEPUY STD BARREL 150 DEG 10H         EA
1126-55-000    DEPUY SHORT BARREL 130 DEG 5H        EA
1126-56-000    DEPUY SHORT BARREL 135 DEG 5H        EA
1126-57-000    DEPUY SHORT BARREL 140 DEG 5H        EA
1126-58-000    DEPUY SHORT BARREL 145 DEG 5H        EA
1126-59-000    DEPUY SHORT BARREL 150 DEG 5H        EA
1126-60-000    DEPUY SUPR COND CHS 90 DEG 8H        EA
1126-61-000    DEPUY SUPR COND CHS 90 DEG 10H       EA
1126-62-000    DEPUY SUPR COND CHS 90 DEG 12H       EA          *            *
1126-63-000    DEPUY SUPR COND CHS 95 DEG 8H        EA
1126-64-000    DEPUY SUPR COND CHS 95 DEG 10H       EA
1126-65-000    DEPUY SUPR COND CHS 95 DEG 12H       EA

1127-00-000    DEPUY CHS LAG SCREW 55MM             EA
1127-02-000    DEPUY CHS LAG SCREW 60MM             EA
1127-04-000    DEPUY CHS LAG SCREW 65MM             EA
1127-06-000    DEPUY CHS LAG SCREW 70MM             EA
1127-08-000    DEPUY CHS LAG SCREW 75MM             EA
1127-10-000    DEPUY CHS LAG SCREW 80MM             EA
1127-12-000    DEPUY CHS LAG SCREW 85MM             EA
1127-14-000    DEPUY CHS LAG SCREW 90MM             EA
1127-16-000    DEPUY CHS LAG SCREW 95MM             EA
1127-18-000    DEPUY CHS LAG SCREW 100MM            EA
1127-20-000    DEPUY CHS LAG SCREW 105MM            EA
1127-22-000    DEPUY CHS LAG SCREW 110MM            EA
1127-24-000    DEPUY CHS LAG SCREW 115MM            EA
1127-26-000    DEPUY CHS LAG SCREW 120MM            EA
1127-28-000    DEPUY CHS LAG SCREW 125MM            EA
1127-30-000    DEPUY CHS LAG SCREW 130MM            EA
1127-40-000    DEPUY SUPER LAG SCREW 55MM           EA
1127-42-000    DEPUY SUPER LAG SCREW 60MM           EA
1127-44-000    DEPUY SUPER LAG SCREW 65MM           EA
1127-46-000    DEPUY SUPER LAG SCREW 70MM           EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1127-48-000    DEPUY SUPER LAG SCREW 75MM      EA
1127-50-000    DEPUY SUPER LAG SCREW 80MM      EA
1127-52-000    DEPUY SUPER LAG SCREW 85MM      EA
1127-54-000    DEPUY SUPER LAG SCREW 90MM      EA
1127-56-000    DEPUY SUPER LAG SCREW 95MM      EA
1127-58-000    DEPUY SUPER LAG SCREW 100MM     EA
1127-60-000    DEPUY SUPER LAG SCREW 105MM     EA
1127-62-000    DEPUY SUPER LAG SCREW 110MM     EA
1127-64-000    DEPUY SUPER LAG SCREW 115MM     EA
1127-66-000    DEPUY SUPER LAG SCREW 120MM     EA
1127-68-000    DEPUY SUPER LAG SCREW 125MM     EA
1127-70-000    DEPUY SUPER LAG SCREW 130MM     EA
1127-84-000    DEPUY CHS COMP SCREW 10MM       EA
1127-86-000    DEPUY CHS COMP SCREW 15MM       EA
1127-94-000    DEPUY CHS COMP SCREW 20MM       EA
1127-96-000    DEPUY CHS COMP SCREW 25MM       EA

1131-40-000    CANAKIS PIN 2-1/2X5/32          EA
1131-42-000    CANAKIS PIN 2-3/4X5/32          EA
1131-44-000    CANAKIS PIN 3X5/32              EA
1131-46-000    CANAKIS PIN 3-1/4X5/32          EA
1131-48-000    CANAKIS PIN 3-1/2X5/32          EA
1131-50-000    CANAKIS PIN 3-3/4X5/32          EA               *            *
1131-52-000    CANAKIS PIN 4X5/32              EA
1131-54-000    CANAKIS PIN 4-1/4X5/32          EA
1131-56-000    CANAKIS PIN 4-1/2X5/32          EA
1131-58-000    CANAKIS PIN 4-3/4X5/32          EA
1131-60-000    CANAKIS PIN 5X5/32              EA
1131-62-000    CANAKIS PIN 5-1/4X5/32          EA
1131-64-000    CANAKIS PIN 5-1/2X5/32          EA
1131-66-000    CANAKIS PIN 5-3/4X5/32          EA
1131-68-000    CANAKIS PIN 6X5/32              EA

1444-00-000    PIN SET 3/32                    SE
1444-10-000    RACK FOR 3/32 PINS              EA

1445-10-000    PIN 1 X 3/32                    EA
1445-12-000    PIN 1-1/4 X 3/32                EA
1445-14-000    PIN 1-1/2 X 3/32                EA
1445-16-000    PIN 1-3/4 X 3/32                EA
1445-18-000    PIN 2 X 3/32                    EA
1445-20-000    PIN 2-1/4 X 3/32                EA
1445-22-000    PIN 2-1/2 X 3/32                EA
1445-24-000    PIN 2-3/4 X 3/32                EA
1445-26-000    PIN 3 X 3/32                    EA
--------------------------------------------------------------------------------

*Confidential portions ommitted and filed separately with the Commission.

-------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                    * %
CATALOG             DESCRIPTION              U/M       BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1445-28-000         PIN 3-1/4 x 3/32         EA
1445-30-000         PIN 3-1/2 x 3/32         EA
1445-32-000         PIN 3-3/4 x 3/32         EA
1445-34-000         PIN 4 x 3/32             EA

1446-00-000         PIN SET 1/8              SE
1446-10-000         PACK FOR 1/8 PINS        EA

1447-10-000         PIN 4 x 1/8              EA
1447-12-000         PIN 4-1/2 x 1/8          EA
1447-14-000         PIN 5 x 1/8              EA
1447-16-000         PIN 5-1/2 x 1/8          EA
1447-18-000         PIN 6 x 1/8              EA
1447-20-000         PIN 6-1/2 x 1/8          EA
1447-22-000         PIN 7 x 1/8              EA
1447-24-000         PIN 7-1/2 x 1/8          EA
1447-26-000         PIN 8 x 1/8              EA
1447-28-000         PIN 8-1/2 x 1/8          EA
1447-30-000         PIN 9 x 1/8              EA
1447-32-000         PIN 9-1/2 x 1/8          EA
1447-34-000         PIN 10 x 1/8             EA               *              *

1448-00-000         PIN SET 3/16             SE
1448-10-000         RACK FOR 3/16 PINS       EA

1449-10-000         PIN 8 x 3/16             EA
1449-12-000         PIN 8-3/4 x 3/16         EA
1449-14-000         PIN 9-1/2 x 3/16         EA
1449-16-000         PIN 10-1/4 x 3/16        EA
1449-18-000         PIN 11 x 3/16            EA
1449-20-000         PIN 11-3/4 x 3/16        EA
1449-22-000         PIN 12-1/2 x 3/16        EA
1449-24-000         PIN 13-1/4 x 3/16        EA
1449-26-000         PIN 14 x 3/16            EA

1450-00-000         PIN SET 1/4              SE
1450-00-000         RACK FOR 1/4 PINS        EA

1451-10-000         PIN 11 x 1/4             EA
1451-12-000         PIN 11-3/4 x 1/4         EA
1451-14-000         PIN 12-1/2 x 1/4         EA
1451-16-000         PIN 13-1/4 x 1/4         EA
1451-18-000         PIN 14 x 1/4             EA
1451-20-000         PIN 14-3/4 x 1/4         EA
1451-22-000         PIN 15-1/2 x 1/4         EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *    %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1451-24-000    PIN 16-1/4X1/4                      EA
1451-26-000    PIN 17X1/4                          EA

1453-10-000    TRACTION PIN 5/64X9 IN              EA
1453-12-000    TRACTION PIN 3/32X9 IN              EA
1453-14-000    TRACTION PIN 7/64X9 IN              EA
1453-16-000    TRACTION PIN 1/8X9 IN               EA
1453-18-000    TRACTION PIN 9/64X9 IN              EA
1453-20-000    TRACTION PIN 5/32X9 IN              EA
1453-30-000    TRACTION PIN 5/32X9, 1-1/2 TH       EA
1453-50-000    UNILATERAL TRAC. PIN 6X5/32         EA

1454-00-000    BILOS PIN SET W/CASE                SE
1454-02-000    BILOS PIN STER/STOR CASE            EA
1454-10-000    BILOS PIN .045X1.30 SM              EA
1454-12-000    BILOS PIN .062X1.30 LG              EA
1454-20-000    BILOS PIN .045X.60 SM               EA
1454-22-000    BILOS PIN .062X.60 LG               EA
1454-30-000    BILOS PIN .045X.80 SM               EA            *         *
1454-32-000    BILOS PIN .062X.80 LG               EA

1455-00-000    FIN IMPLANT SET (2 EA)              SE
1455-27-000    FLEX INTR NAIL 27 CM                EA
1455-28-000    FLEX INTR NAIL 28 CM                EA
1455-29-000    FLEX INTR NAIL 29 CM                EA
1455-30-000    FLEX INTR NAIL 30 CM                EA
1455-31-000    FLEX INTR NAIL 31 CM                EA
1455-32-000    FLEX INTR NAIL 32 CM                EA
1455-33-000    FLEX INTR NAIL 33 CM                EA
1455-34-000    FLEX INTRA NAIL 34 CM               EA
1455-35-000    FLEX INTRA NAIL 35 CM               EA
1455-36-000    FLEX INTRA NAIL 36 CM               EA
1455-37-000    FLEX INTRA NAIL 37 CM               EA
1455-38-000    FLEX INTRA NAIL 38 CM               EA
1455-39-000    FLEX INTRA NAIL 39 CM               EA
1455-40-000    FLEX INTRA NAIL 40 CM               EA
1455-41-000    FLEX INTRA NAIL 41 CM               EA
1455-42-000    FLEX INTRA NAIL 42 CM               EA
1455-43-000    FLEX INTRA NAIL 43 CM               EA
1455-44-000    FLEX INTRA NAIL 44 CM               EA
1455-45-000    FLEX INTRA NAIL 45 CM               EA
1455-46-000    FLEX INTRA NAIL 46 CM               EA
1455-47-000    FLEX INTRA NAIL 47 CM               EA
1455-48-000    FLEX INTRA NAIL 48 CM               EA
1455-49-000    FLEX INTRA NAIL 49 CM               EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                                       *  %-
CATALOG NO.    DESCRIPTION                                        U/M   BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------------------
1456-00-000    3.5MM FIN IMPLANT SET (2 EA)                       SE
1456-20-000    3.5 FLEX INTRA NAIL 20 CM                          EA
1456-21-000    3.5 FLEX INTRA NAIL 21 CM                          EA
1456-22-000    3.5 FLEX INTRA NAIL 22 CM                          EA
1456-23-000    3.5 FLEX INTRA NAIL 23 CM                          EA
1456-24-000    3.5 FLEX INTRA NAIL 24 CM                          EA
1456-25-000    3.5 FLEX INTRA NAIL 25 CM                          EA
1456-26-000    3.5 FLEX INTRA NAIL 26 CM                          EA
1456-27-000    3.5 FLEX INTRA NAIL 27 CM                          EA
1456-28-000    3.5 FLEX INTRA NAIL 28 CM                          EA
1456-29-000    3.5 FLEX INTRA NAIL 29 CM                          EA
1456-30-000    3.5 FLEX INTRA NAIL 30 CM                          EA
1456-31-000    3.5 FLEX INTRA NAIL 31 CM                          EA
1456-32-000    3.5 FLEX INTRA NAIL 32 CM                          EA
1456-33-000    3.5 FLEX INTRA NAIL 33 CM                          EA
1456-34-000    3.5 FLEX INTRA NAIL 34 CM                          EA
1456-35-000    3.5 FLEX INTRA NAIL 35 CM                          EA
1456-36-000    3.5 FLEX INTRA NAIL 36 CM                          EA
1456-37-000    3.5 FLEX INTRA NAIL 37 CM                          EA
1456-38-000    3.5 FLEX INTRA NAIL 38 CM                          EA        *          *

1457-00-000    4.0MM FIN IMPLANT SET (2 EA)                       SE
1457-20-000    4.0 FLEX INTRA NAIL 20 CM                          EA
1457-21-000    4.0 FLEX INTRA NAIL 21 CM                          EA
1457-22-000    4.0 FLEX INTRA NAIL 22 CM                          EA
1457-23-000    4.0 FLEX INTRA NAIL 23 CM                          EA
1457-24-000    4.0 FLEX INTRA NAIL 24 CM                          EA
1457-25-000    4.0 FLEX INTRA NAIL 25 CM                          EA
1457-26-000    4.0 FLEX INTRA NAIL 26 CM                          EA
1457-27-000    4.0 FLEX INTRA NAIL 27 CM                          EA
1457-28-000    4.0 FLEX INTRA NAIL 28 CM                          EA
1457-29-000    4.0 FLEX INTRA NAIL 29 CM                          EA
1457-30-000    4.0 FLEX INTRA NAIL 30 CM                          EA
1457-31-000    4.0 FLEX INTRA NAIL 31 CM                          EA
1457-32-000    4.0 FLEX INTRA NAIL 32 CM                          EA
1457-33-000    4.0 FLEX INTRA NAIL 33 CM                          EA
1457-34-000    4.0 FLEX INTRA NAIL 34 CM                          EA
1457-35-000    4.0 FLEX INTRA NAIL 35 CM                          EA
1457-36-000    4.0 FLEX INTRA NAIL 36 CM                          EA
1457-37-000    4.0 FLEX INTRA NAIL 37 CM                          EA
1457-38-000    4.0 FLEX INTRA NAIL 38 CM                          EA

1458-00-000    4.5 F.I.N IMPLANT SET                              SE
1458-34-000    4.5MM S SHAPE FIN 34CM                             EA
---------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
Catalog No.   Description                        U/M      Base Price  Committed
--------------------------------------------------------------------------------
1458-35-000   4.5MM S SHAPE FIN 35CM             EA
1458-36-000   4.5MM S SHAPE FIN 36CM             EA
1458-37-000   4.5MM S SHAPE FIN 37CM             EA
1458-38-000   4.5MM S SHAPE FIN 38CM             EA
1458-39-000   4.5MM S SHAPE FIN 39CM             EA
1458-40-000   4.5MM S SHAPE FIN 40CM             EA
1458-41-000   4.5MM S SHAPE FIN 41CM             EA
1458-42-000   4.5MM S SHAPE FIN 42CM             EA
1458-43-000   4.5MM S SHAPE FIN 43CM             EA
1458-44-000   4.5MM S SHAPE FIN 44CM             EA
1458-45-000   4.5MM S SHAPE FIN 45CM             EA
1458-46-000   4.5MM S SHAPE FIN 46CM             EA
1458-47-000   4.5MM S SHAPE FIN 47CM             EA
1458-48-000   4.5MM S SHAPE FIN 48CM             EA
1458-49-000   4.5MM S SHAPE FIN 49CM             EA           *            *

1460-00-000   7MM CANNULATED SCREW SET           SE


1460-10-000   7MM CANN SCREW 25MM 16MM THD       EA
1460-12-000   7MM CANN SCREW 30MM 16MM THD       EA
1460-14-000   7MM CANN SCREW 35MM 16MM THD       EA
1460-16-000   7MM CANN SCREW 40MM 16MM THD       EA
1460-18-000   7MM CANN SCREW 45MM 16MM THD       EA
1460-20-000   7MM CANN SCREW 50MM 16MM THD       EA
1460-22-000   7MM CANN SCREW 55MM 16MM THD       EA
1460-24-000   7MM CANN SCREW 60MM 16MM THD       EA
1460-26-000   7MM CANN SCREW 65MM 16MM THD       EA
1460-28-000   7MM CANN SCREW 70MM 16MM THD       EA
1460-30-000   7MM CANN SCREW 75MM 16MM THD       EA
1460-32-000   7MM CANN SCREW 80MM 16MM THD       EA
1460-34-000   7MM CANN SCREW 85MM 16MM THD       EA
1460-36-000   7MM CANN SCREW 90MM 16MM THD       EA
1460-38-000   7MM CANN SCREW 95MM 16MM THD       EA
1460-40-000   7MM CANN SCREW 100MM 16MM THD      EA
1460-42-000   7MM CANN SCREW 105MM 16MM THD      EA
1460-44-000   7MM CANN SCREW 110MM 16MM THD      EA
1460-46-000   7MM CANN SCREW 115MM 16MM THD      EA
1460-48-000   7MM CANN SCREW 120MM 16MM THD      EA
1460-50-000   7MM CANN SCREW 125MM 16MM THD      EA
1460-52-000   7MM CANN SCREW 130MM 16MM THD      EA

1461-18-000   7MM CANN SCREW 45MM 32MM THD       EA
1461-20-000   7MM CANN SCREW 50MM 32MM THD       EA
1461-22-000   7MM CANN SCREW 55MM 32MM THD       EA
1461-24-000   7MM CANN SCREW 60MM 32MM THD       EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *%
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1461-26-000    7MM CANN SCREW 65MM 32MM THD        EA
1461-28-000    7MM CANN SCREW 70MM 32MM THD        EA
1461-30-000    7MM CANN SCREW 75MM 32MM THD        EA
1461-32-000    7MM CANN SCREW 80MM 32MM THD        EA
1461-34-000    7MM CANN SCREW 85MM 32MM THD        EA
1461-36-000    7MM CANN SCREW 90MM 32MM THD        EA
1461-38-000    7MM CANN SCREW 95MM 32MM THD        EA
1461-40-000    7MM CANN SCREW 100MM 32MM THD       EA
1461-42-000    7MM CANN SCREW 105MM 32MM THD       EA
1461-44-000    7MM CANN SCREW 11OMM 32MM THD       EA
1461-46-000    7MM CANN SCREW 115MM 32MM THD       EA
1461-48-000    7MM CANN SCREW 120MM 32MM THD       EA
1461-50-000    7MM CANN SCREW 125MM 32MM THD       EA
1461-52-000    7MM CANN SCREW 130MM 32MM THD       EA

1462-00-000    4MM CANN SCREW SET W/INSTR.         SE
1462-10-000    4MM CANN SCREW 10MM PART THD        EA
1462-12-000    4MM CANN SCREW 12MM PART THD        EA
1462-14-000    4MM CANN SCREW 14MM PART THD        EA
1462-16-000    4MM CANN SCREW 16MM PART THD        EA
1462-18-000    4MM CANN SCREW 18MM PART THD        EA          *               *
1462-20-000    4MM CANN SCREW 20MM PART THD        EA
1462-22-000    4MM CANN SCREW 22MM PART THD        EA
1462-24-000    4MM CANN SCREW 24MM PART THD        EA
1462-26-000    4MM CANN SCREW 26MM PART THD        EA
1462-28-000    4MM CANN SCREW 28MM PART THD        EA
1462-30-000    4MM CANN SCREW 30MM PART THD        EA
1462-32-000    4MM CANN SCREW 32MM PART THD        EA
1462-34-000    4MM CANN SCREW 34MM PART THD        EA
1462-36-000    4MM CANN SCREW 36MM PART THD        EA
1462-38-000    4MM CANN SCREW 38MM PART THD        EA
1462-40-000    4MM CANN SCREW 40MM PART THD        EA
1462-42-000    4MM CANN SCREW 42MM PART THD        EA
1462-44-000    4MM CANN SCREW 44MM PART THD        EA
1462-46-000    4MM CANN SCREW 46MM PART THD        EA
1462-48-000    4MM CANN SCREW 48MM PART THD        EA
1462-50-000    4MM CANN SCREW 50MM PART THD        EA
1462-52-000    4MM CANN SCREW 52MM PART THD        EA
1462-54-000    4MM CANN SCREW 54MM PART THD        EA
1462-56-000    4MM CANN SCREW 56MM PART THD        EA
1462-58-000    4MM CANN SCREW 58MM PART THD        EA
1462-60-000    4MM CANN SCREW 60MM PART THD        EA

1600-00-000    JURGAN PIN BALL 3/8 DIA             ST
1600-01-000    JURGAN FIX BALL 1/2 IN DIA          ST
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                           *%
CATALOG NO.     DESCRIPTION                                      U/M     BASE PRICE    COMMITTED
-----------------------------------------------------------------------------------------------------
1600-02-000     JURGAN BABY BALL 1/4 IN DIA                      ST
1600-03-000     JURGAN SCREW DRIVER LG                           EA
1600-04-000     JURGAN SCREW DRIVER BABY                         EA
1600-05-000     JURGAN POLYMER STER CASE 3/8                     EA
1600-06-000     JURGAN POLYMER STER CASE 1/2                     EA
1600-07-000     JURGAN POLYMER STER CASE 1/4IN                   EA
1600-12-000     PK/6 CAL WIRE 3/32X9 BAY                         PK
1600-16-000     PK/6 CAL WIRE 3/32X9 TRO                         PK
1600-20-000     JURGAN.028 WIRE BALL 3/8 DIA                     PK
1600-21-000     JURGAN.035 WIRE BALL 3/8 DIA                     PK
1600-22-000     JURGAN.045 WIRE BALL 3/8 DIA                     PK
1600-23-000     JURGAN.062 WIRE BALL 3/8 DIA                     PK
1600-24-000     JURGAN 5/64 WIRE BALL 3/8 DIA                    PK
1600-25-000     JURGAN 3/32 WIRE BALL 3/8 DIA                    PK
1600-26-000     JURGAN 7/64-1/8 WIRE BALL 3/8                    PK
1600-27-000     JURGAN 9/64-5/32 WIRE BALL 1/2                   PK
1600-28-000     JURGAN 3/16 WIRE BALL 1/2 DIA                    PK
1600-29-000     JURGAN 1/4 WIRE BALL 1/2 DIA                     PK
1600-30-000     JURGAN.028 BABY PIN BALLS 1/4                    PK
1600-31-000     JURGAN.035 BABY PIN BALLS 1/4                    PK         *                *
1600-32-000     JURGAN.045 BABY PIN BALLS 1/4                    PK

1601-12-000     PK/6 CAL WIRE 3/32X9 BAY                         PK
1601-16-000     PK/6 CAL WIRE 3/32X9 TRO                         PK
1601-18-000     PK/6 CAL WIRE 3/32X9 THRD BAY                    PK
1601-20-000     PK/6 CAL WIRE 3/32X9 THRD TRO                    PK
1601-22-000     PK/6 SUTURE PASSER 3/32X9 BAY                    PK
1601-30-000     PK/6 K WIRE 028X9 TRO                            PK
1601-31-000     PK/6 K WIRE 028X9 DBL TRO                        PK
1601-32-000     PK/6 K WIRE 054X9 DBL TRO                        PK
1601-36-000     PK/6 K WIRE 028X9 BAY                            PK
1601-37-000     PK/6 K WIRE 028X9 DBL BAY                        PK
1601-38-000     PK/6 K WIRE 035X9 DBL BAY                        PK
1601-39-000     PK/6 K WIRE 045X9 DBL BAY                        PK
1601-40-000     PK/6 K WIRE 054X9 DBL BAY                        PK
1601-41-000     PK/6 K WIRE 062X9 DBL BAY                        PK


1602-14-000     PK/6 K WIRE 035X9 TRO PT                         PK

1603-14-000     PK/6 K WIRE 035X9 BAY PT                         PK

1604-14-000     PK/6 K WIRE 045X9 TRO PT                         PK

1605-15-000     PK/6 K WIRE 045X9 BAY PT                         PK
-----------------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                          * %-
CATALOG NO.     DESCRIPTION                          U/M   BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1606-14-000     PK/6 K WIRE 054X9 TRO PT              PK

1607-14-000     PK/6 K WIRE 054X9 BAY PT              PK

1608-14-000     PK/6 K WIRE 062X9 TRO PT              PK

1609-14-000     PK/6 K WIRE 062X9 BAY PT              PK

1610-18-000     PK/6 THR K WIRE 062X9 TRO PT          PK
1610-58-000     PK/6 THR K WIRE .062X9 BAY            PK

1611-18-000     PK/6 THR ST PIN 5/64X9 TRO            PK
1611-58-000     PK/6 THR ST PIN 5/64X9 BAY            PK

1612-18-000     PK/6 THR ST PIN 3/32X9 TRO            PK
1612-58-000     PK/6 THR ST PIN 3/32X9 BAY            PK

1613-18-000     PK/6 THR ST WIRE 7/64X9 TRO           PK
1613-58-000     PK/6 THR ST WIRE 7/64X9 BAY           PK         *                *

1614-18-000     PK/6 THR ST PIN 1/8X9 TRO             PK
1614-58-000     PK/6 THR ST PIN 1/8X9 BAY             PK

1615-18-000     PK/6 THR ST PIN 9/64X9 TRO            PK
1615-58-000     PK/6 THR ST PIN 9/64X9 BAY            PK

1616-18-000     PK/6 THR ST PIN 5/32X9 TRO            PK
1616-58-000     PK/6 THR ST PIN 5/32X9 BAY            PK

1617-18-000     PK/6 THR ST PIN 3/16X9 TRO PT         PK
1617-56-000     PK/6 THR ST PIN 3/16X9 DBL TRO        PK
1617-60-000     PK/6 THR ST PIN 5/64X9 DBL TRO        PK
1617-61-000     PK/6 THR ST PIN 3/32X9 DBL TRO        PK
1617-62-000     PK/6 THR ST PIN 7/64X9 DBL TRO        PK
1617-63-000     PK/6 THR ST PIN 1/8X9 DBL TRO         PK
1617-64-000     PK/6 THR ST PIN 9/64X9 DBL TRO        PK
1617-65-000     PK/6 THR ST PIN 5/32X9 DBL TRO        PK
1617-66-000     PK/6 THR ST PIN 3/16X9 DBL TRO        PK
1617-70-000     PK/6 THR ST PIN 5/64X9 DBL BAY        PK
1617-71-000     PK/6 THR ST PIN 3/32X9 DBL BAY        PK
1617-72-000     PK/6 THR ST PIN 7/64X9 DBL BAY        PK
1617-73-000     PK/6 THR ST PIN 1/8X9 DBL BAY         PK
1617-74-000     PK/6 THR ST PIN 9/64X9 DBL BAY        PK
1617-75-000     PK/6 THR ST PIN 5/32X9 DBL BAY        PK
1617-76-000     PK/6 THR ST PIN 3/16X9 DBL BAY        PK

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                              *%
CATALOG NO.         DESCRIPTION                        U/M            BASE PRICE          COMMITTED
------------------------------------------------------------------------------------------------------
1618-18-000         CROWE PT ST PIN 3/32X9             EA

1619-18-000         CROWE PT ST PIN 7/64X9             EA


1620-18-000         CROWE PT ST PIN 1/8X9              EA

1621-18-000         CROWE  PT ST PIN 9/64X9            EA

1622-18-000         CROWE PT ST PIN 5/32X9             EA

1623-18-000         CROWE PT ST PIN 3/16X9             EA

1624-18-000         PK/6 ST PIN 5/64X9 TRO PT          PK
1624-38-000         PK/6 ST PIN 5/64X9 DBL TRO         PK


1625-18-000         PK/6 ST PIN 3/32X9 TRO             PK
1625-38-000         PK/6 ST PIN 3/32X9 DBL TRO         PK

1626-18-000         PK/6 ST PIN 7/64X9 TRO             PK                 *                   *
1626-38-000         PK/6 ST PIN 7/64X9 DBL TRO         PK

1627-18-000         ST PIN 1/8 X 9 TRO                 EA
1627-38-000         PK/6 ST PIN 1/8X9 DBL TRO          PK

1628-18-000         PK/6 ST PIN 9/64X9 TRO             PK
1628-38-000         PK/6 ST PIN 9/64X9 DBL TRO         PK

1629-18-000         PK/6 ST PIN 5/32X9 TRO             PK
1629-38-000         PK/6 ST PIN 5/32X9 DBL TRO         PK

1630-18-000         PK/6 ST PIN 3/16X9 TRO             PK
1630-38-000         PK/6 ST PIN 3/16X9 DBL TRO         PK

1631-18-000         PK/6 ST PIN 5/64X9 BAY             PK
1631-20-000         PK/6 DBL BAY ST PIN 5/64X9         PK
1631-21-000         PK/6 DBL BAY ST PIN 3/32X9         PK
1631-22-000         PK/6 DBL BAY ST PIN 7/64X9         PK
1631-23-000         PK/6 DBL BAY ST PIN 1/8X9          PK
1631-24-000         PK/6 DBL BAY ST PIN 9/64X9         PK
1631-25-000         PK/6 DBL BAY ST PIN 5/32X9         PK
1631-26-000         PK/6 DBL BAY ST PIN 3/16X9         PK

1632-18-000         PK/6 ST PIN 3/32X9 BAY             PK
------------------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1633-18-000    PK/6 ST PIN 7/64X9 BAY           PK

1634-18-000    PK/6 ST PIN 1/8X9 BAY            PK

1635-18-000    PK/6 ST PIN 9/64X9 BAY           PK

1636-18-000    PK/6 ST PIN 5/32X9 BAY           PK

1637-18-000    PK/6 ST PIN 3/16X9 BAY           PK

1638-18-000    PK/6 THR K WIRE 028X9 TRO        PK
1638-22-000    PK/6 THR K WIRE 028X9 BAY        PK
1638-24-000    PK/6 THR K WIRE 035X9 BAY        PK
1638-26-000    PK/6 THR K WIRE 045X9 BAY        PK
1638-28-000    PK/6 THR K WIRE 054X9 BAY        PK
1638-32-000    PK/6 THR K WIRE 028X9 DBL TRO    PK
1638-34-000    PK/6 THR K WIRE 035X9 DBL TRO    PK
1638-36-000    PK/6 THR K WIRE 045X9 DBL TRO    PK
1638-38-000    PK/6 THR K WIRE 054X9 DBL TRO    PK
1638-40-000    PK/6 THR K WIRE 062X9 DBL TRO    PK
1638-42-000    PK/6 THR K WIRE 028X9 DBL BAY    PK
1638-44-000    PK/6 THR K WIRE 035X9 DBL BAY    PK
1638-46-000    PK/6 THR K WIRE 045X9 DBL BAY    PK
1638-48-000    PK/6 THR K WIRE 054X9 DBL BAY    PK         *               *
1638-50-000    PK/6 THR K WIRE 062X9 DBL BAY    PK

1639-18-000    PK/6 THR K WIRE 035X9 TRO        PK

1640-18-000    PK/6 THR K WIRE 045X9 TRO        PK

1641-18-000    PK/6 THR K WIRE 054X9            PK

1642-00-000    PK/6 K WIRE 028X4 DBL TRO        PK

1643-10-000    PK/6 K WIRE 035X4 DBL TRO        PK

1644-10-000    PK/6 K WIRE 045X4 DBL TRO        PK

1645-10-000    PK/6 K WIRE 054X4 DBL TRO        PK

1646-10-000    PK/6 K WIRE 062X4 DBL TRO        PK

1647-10-000    PK/6 K WIRE 035X9 DBL TRO        PK

1648-10-000    PK/6 K WIRE 045X9 DBL TRO        PK
--------------------------------------------------------------------------------

* Confidential portions omitted and filed seperately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1649-10-000    PK/6 K WIRE 062X9 DBL TRO        PK

1650-00-000    PK/6 K WIRE 028X4 TRO            PK
1650-01-000    PK/6 K WIRE 035X4 TRO            PK
1650-02-000    PK/6 K WIRE 045X4 TRO            PK
1650-03-000    PK/6 K WIRE 054X4 TRO            PK
1650-04-000    PK/6 K WIRE 062X4 TRO            PK
1650-10-000    PK/6 K WIRE 028X4 BAY            PK
1650-11-000    PK/6 K WIRE 035X4 BAY            PK
1650-12-000    PK/6 K WIRE 045X4 BAY            PK
1650-13-000    PK/6 K WIRE 054X4 BAY            PK
1650-14-000    PK/6 K WIRE 062X4 BAY            PK
1650-20-000    PK/6 K WIRE 028X4 DBL BAY        PK
1650-21-000    PK/6 K WIRE 035X4 DBL BAY        PK
1650-22-000    PK/6 K WIRE 045X4 DBL BAY        PK
1650-23-000    PK/6 K WIRE 054X4 DBL BAY        PK         *                *
1650-24-000    PK/6 K WIRE 062X4 DBL BAY        PK

1651-00-000    1/8IN GD PIN CHS 230MM           EA
1651-01-000    ST PIN 5/64 X 9 THRD TRO         EA
1651-02-000    TIB OSTEO PLATE GROOVED PIN      EA
1651-10-000    .045 X 12 SS K-WIRE              EA
1651-12-000    .062 X 12 SS K-WIRE              EA
1651-20-000    .045 X 9 FLEX K-WIRE             EA
1651-22-000    .062 X 9 FLEX K-WIRE             EA

1652-00-000    6 K WIRE .028X9 DBL TRO S        BX
1652-01-000    6 THR K WIRE .028X9 DBL TRO S    BX
1652-02-000    6 K WIRE .028X9 TOR S            BX
1652-03-000    6 THR K WIRE .028X9 TRO S        BX
1652-04-000    6 WIRE .028X9 BAY S              BX
1652-05-000    6 THR K WIRE .028X9 BAY S        BX
1652-06-000    6 K WIRE .028X9 DBL BAY S        BX
1652-07-000    6 THR K WIRE .028X9 DBL BAY S    BX
1652-10-000    6 K WIRE .035X9 DBL TRO S        BX
1652-11-000    6 THR K WIRE .035X9 DBL TRO S    BX
1652-12-000    6 K WIRE .035X9 TRO PT S         BX
1652-13-000    6 THR K WIRE .035X9 TRO S        BX
1652-14-000    6 K WIRE .035X9 BAY PT S         BX
1652-15-000    6 THR K WIRE .035X9 BAY S        BX
1652-16-000    6 K WIRE .035X9 DBL BAY S        BX
1652-17-000    6 THR K WIRE .035X9 DBL BAY S    BX
1652-20-000    6 K WIRE .045X9 DBL TRO S        BX
1652-21-000    6 THR K WIRE .045X9 DBL TRO S    BX
--------------------------------------------------------------------------------

* Confidential portions omitted and filed seperately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %-
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1652-22-000    6 K WIRE .045X9 TRO PT S        BX
1652-23-000    6 THR K WIRE .045X9 TRO S       BX
1652-24-000    6 K WIRE .045X9 BAY PT S        BX
1652-25-000    6 THR K WIRE .045X9 BAY S       BX
1652-26-000    6 K WIRE .045X9 DBL BAY S       BX
1652-27-000    6 THR K WIRE .045X9 DBL BAY S   BX
1652-30-000    6 K WIRE .054X9 DBL TOR S       BX
1652-31-000    6 THR K WIRE .054X9 DBL TRO S   BX
1652-32-000    6 K WIRE .054X9 TRO PT S        BX
1652-33-000    6 THR K WIRE .054X9 TRO S       BX
1652-34-000    6 K WIRE .054X9 BAY PT S        BX
1652-35-000    6 THR K WIRE .054X9 BAY S       BX
1652-36-000    6 K WIRE .054X9 DBL BAY S       BX
1652-37-000    6 THR K WIRE .054X9 DBL BAY S   BX
1652-40-000    6 K WIRE .062X9 DBL TRO S       BX         *                *
1652-41-000    6 THR K WIRE .062X9 DBL TRO S   BX
1652-42-000    6 K WIRE .062X9 TRO PT S        BX
1652-43-000    6 THR K WIRE .062X9 TRO PT S    BX
1652-44-000    6 K WIRE .062X9 BAY PT S        BX
1652-45-000    6 THR K WIRE .062X9 BAY S       BX
1652-46-000    6 K WIRE .062X9 DBL BAY S       BX
1652-47-000    6 THR K WIRE .062X9 DBL BAY S   BX
1652-55-000    6 K WIRE .028X4 DBL TRO S       BX
1652-56-000    6 K WIRE .028X4 TRO S           BX
1652-57-000    6 K WIRE .028X4 BAY S           BX
1652-58-000    6 K WIRE .028X4 DBL BAY S       BX
1652-59-000    6 K WIRE .028X6 DBL TRO S       BX
1652-65-000    6 K WIRE .035X4 DBL TRO S       BX
1652-66-000    6 K WIRE .035X4 TRO S           BX
1652-67-000    6 K WIRE .035X4 BAY S           BX
1652-68-000    6 K WIRE .035X4 DBL BAY S       BX
1652-69-000    6 K WIRE .035X6 DBL TRO S       BX
1652-75-000    6 K WIRE .045X4 DBL TRO S       BX
1652-76-000    6 K WIRE .045X4 TRO S           BX
1652-77-000    6 K WIRE .045X4 BAY S           BX
1652-78-000    6 K WIRE .045X4 DBL BAY S       BX
1652-79-000    6 K WIRE .045X6 DBL TRO S       BX
1652-85-000    6 K WIRE .054X4 DBL TRO S       BX
1652-86-000    6 K WIRE .054X4 TRO S           BX
1652-87-000    6 K WIRE .054X4 BAY S           BX
1652-88-000    6 K WIRE .054X4 DBL BAY S       BX
1652-89-000    6 K WIRE .054X6 DBL TRO S       BX
1652-95-000    6 K WIRE .062X4 DBL TRO S       BX
1652-96-000    6 K WIRE .062X4 TRO S           BX
1652-97-000    6 K WIRE .062X4 BAY S           BX
--------------------------------------------------------------------------------

* Confidential portions omitted and filed seperately with the Commission.

--------------------------------------------------------------------------------
                                      FRACTURE MANAGEMENT
                                                                        *  %-
CATALOG        DESCRIPTION                       U/M       BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1652-98-000    6 K WIRE .062X4 DBL BAY S         BX
1652-99-000    6 K WIRE .062X6 DBL TRO S         BX

1653-00-000    6 ST PIN 5/64X9 TRO S             BX
1653-01-000    6 THR ST PIN 5/64X9 DBL TRO S     BX
1653-02-000    6 ST PIN 5/64X9 TRO PT S          BX
1653-03-000    6 THR ST PIN 5/64X9 TRO S         BX
1653-04-000    6 ST PIN 5/64X9 BAY S             BX
1653-05-000    6 THR ST PIN 5/64X9 BAY S         BX
1653-06-000    6 ST PIN 5/64X9 DBL BAY S         BX
1653-07-000    6 THR ST PIN 5/64X9 DBL BAY S     BX
1653-10-000    6 ST PIN 3/32X9 DBL TRO S         BX
1653-11-000    6 THR ST PIN 3/32X9 DBL TRO S     BX
1653-12-000    6 ST PIN 3/32X9 TRO S             BX
1653-13-000    6 THR ST PIN 3/32X9 TRO S         BX
1653-14-000    6 ST PIN 3/32X9 BAY S             BX
1653-15-000    6 THR ST PIN 3/32X9 BAY S         BX
1653-16-000    6 DBL BAY ST PIN 3/32X9 S         BX
1653-17-000    6 THR ST PIN 3/32X9 DBL BAY S     BX
1653-20-000    6 ST PIN 7/64X9 DBL TRO S         BX
1653-21-000    6 THR ST PIN 7/64X9 DBL TRO S     BX         *                *
1653-22-000    6 ST PIN 7/64X9 TRO S             BX
1653-23-000    6 THR ST PIN 7/64X9 TRO S         BX
1653-24-000    6 ST PIN 7/64X9 BAY S             BX
1653-25-000    6 THR ST PIN 7/64X9 BAY S         BX
1653-26-000    6 DBL BAY ST PIN 7/64X9 S         BX
1653-27-000    6 THR ST PIN 7/64X9 DBL BAY S     BX
1653-30-000    6 ST PIN 1/8X9 DBL TRO S          BX
1653-31-000    6 THR ST PIN 1/8X9 DBL TRO S      BX
1653-32-000    6 ST PIN 1/8X9 TRO S              BX
1653-33-000    6 THR ST PIN 1/8X9 TRO S          BX
1653-34-000    6 ST PIN 1/8X9 BAY S              BX
1653-35-000    6 THR ST PIN 1/8X9 BAY S          BX
1653-36-000    6 DBL BAY ST PIN 1/8X9 S          BX
1653-37-000    6 THR ST PIN 1/8X9 DBL BAY S      BX
1653-40-000    6 ST PIN 9/64X9 DBL TRO S         BX
1653-41-000    6 THR ST PIN 9/64X9 DBL TRO S     BX
1653-42-000    6 ST PIN 9/64X9 TRO S             BX
1653-43-000    6 THR ST PIN 9/64X9 TRO S         BX
1653-44-000    6 ST PIN 9/64X9 BAY S             BX
1653-45-000    6 THR ST PIN 9/64X9 BAY S         BX
1653-46-000    6 DBL BAY ST PIN 9/64X9 S         BX
1653-47-000    6 THR ST PIN 9/64X9 DBL TRO S     BX
1653-50-000    6 ST PIN 5/32X9 DBL TRO S         BX
1653-51-000    6 THR ST PIN 5/32X9 DBL TRO S     BX

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                       *    %-
CATALOG NO.    DESCRIPTION                      U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1653-52-000    6 ST PIN 5/32X9 TRO S            BX
1653-53-000    6 THR ST PIN 5/32X9 TRO S        BX
1653-54-000    6 ST PIN 5/32X9 BAY S            BX
1653-55-000    6 THR ST PIN 5/32X9 BAY S        BX
1653-56-000    6 DBL BAY ST PIN 5/32X9 S        BX
1653-57-000    6 THR ST PIN 5/32X9 DBL BAY S    BX
1653-60-000    6 ST PIN 3/16X9 DBL TRO S        BX
1653-61-000    6 THR ST PIN 3/16X9 DBL TRO S    BX
1653-62-000    6 ST PIN 3/16X9 TRO S            BX
1653-63-000    6 THR ST PIN 3/16X9 TRO S        BX
1653-64-000    6 ST PIN 3/16X9 BAY S            BX
1653-65-000    6 THR ST PIN 3/16X9 BAY S        BX
1653-66-000    6 DBL ST PIN 3/16X9 S            BX
1653-67-000    6 THR ST PIN 3/16X9 DBL BAY S    BX
1653-70-000    6 SUTURE PASSER 3/32X9 S         BX

1700-00-000    PARHAM BONE CLAMP                EA

1701-00-000    PARHAM SS BAND                   EA         *                *

1800-10-000    S S BIT 3-1/2X1/16               EA
1800-12-000    S S BIT 3-1/2X5/64               EA
1800-14-000    S S BIT 3-1/2X3/32               EA
1800-16-000    S S BIT 3-1/2X7/64               EA
1800-18-000    S S BIT 3-1/2X1/8                EA
1800-20-000    S S BIT 3-1/2X9/64               EA
1800-22-000    S S BIT 3-1/2X5/32               EA
1800-23-000    S S BIT 3-1/2X11/64              EA
1800-24-000    S S BIT 3-1/2X3/16               EA

1801-10-000    S S BIT 5X1/16                   EA
1801-12-000    S S BIT 5X5/64                   EA
1801-14-000    S S BIT 5X3/32                   EA
1801-16-000    S S BIT 5X7/64                   EA
1801-18-000    S S BIT 5X1/8                    EA
1801-20-000    S S BIT 5X9/64                   EA
1801-22-000    S S BIT 5X5/32                   EA
1801-23-000    S S BIT 5X11/64                  EA
1801-24-000    S S BIT 5X3/16                   EA

1821-10-000    DRILL BIT 1/4X7                  EA
1821-11-000    DRILL BIT 5/16X7                 EA
1821-12-000    DRILL BIT 3/8X7                  EA

1899-14-000    CORTICAL SCREW CASE              EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                       *  %
CATALOG NO.    DESCRIPTION                        U/M  BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
1899-61-000    BASIC INSTRUMENT SET               SE
1899-62-000    BASIC INSTRUMENT CASE              EA
1899-65-000    SCREW SET                          SE
1899-66-000    SCREW CASE ONLY                    EA
1899-69-000    PLATE SET-DUOPRESS                 SE
1899-70-000    DUOPRESS CASE                      EA
1899-81-000    SM FRAG INSTR & IMPLANT SET        SE
1899-83-000    SM FRAG SET CASE                   EA
1899-85-000    MINI FRAG INSTR & IMPLANT SET      SE
1899-86-000    MINI FRAG CASE                     EA

1901-60-000    CORTICAL SCREW NUT                 EA
1901-64-000    SPIKED DISKS 8MM DIA               EA
1901-65-000    SPIKED DISKS 13.5MM DIA            EA
1901-66-000    SOFT TISSUE SPIKED WASHER 13.5     EA
1901-68-000    SOFT TISSUE SUTURE WASHER          EA
1901-69-000    WASHER FOR TIBIA BOLT              EA
1901-70-000    WASHER, LARGE                      EA
1901-71-000    WASHER, SMALL                      EA       *              *

1905-02-000    EPIPHYSIS PLATE T-SHAPED           EA
1905-04-000    SMALL FRAGEMENT PLATE              EA
1905-06-000    EPIPHYSIS PLATE RT 90D             EA
1905-08-000    EPIPHYSIS PLATE LT 90D             EA
1905-10-000    EPIPHYSIS PLATE RT 110D            EA
1905-12-000    EPIPHYSIS PLATE LT 110D            EA
1905-20-000    EPIPHYSIS MINI PLATE RT 90D        EA
1905-22-000    EPIPHYSIS MINI PLATE LT 90D        EA
1905-24-000    EPIPHYSIS MINI PLATE RT 110D       EA
1905-26-000    EPIPHYSIS MINI PLATE LT 110D       EA
1905-28-000    EPIPHYSIS MINI PLATE T-SHAPED      EA
1905-30-000    1/3 TUBULAR PLATE 25MMX2HOLE       EA
1905-32-000    1/3 TUBULAR PLATE 37MMX3HOLE       EA
1905-34-000    1/3 TUBULAR PLATE 49MMX4HOLE       EA
1905-36-000    1/3 TUBULAR PLATE 61MMX5HOLE       EA
1905-38-000    1/3 TUBULAR PLATE 73MMX6HOLE       EA
1905-40-000    1/3 TUBULAR PLATE 85MMX7HOLE       EA
1905-42-000    1/3 TUBULAR PLATE 97MMX8HOLE       EA
1905-44-000    MINI STRAIGHT PLATE 3 HOLE         EA
1905-46-000    MINI STRAIGHT PLATE 4 HOLE         EA
1905-48-000    MINI STRAIGHT PLATE 5 HOLE         EA
1905-58-000    SEMI-TUBULAR PLATE 2HX39MM         EA
1905-60-000    SEMI-TUBULAR PLATE 3HX55MM         EA
1905-62-000    SEMI-TUBULAR PLATE 4HX71MM         EA
--------------------------------------------------------------------------------

* Confidendtial portions omitted and filed separtely with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                       *  %
CATALOG NO.    DESCRIPTION                        U/M  BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
1905-64-000    SEMI-TUBULAR PLATE 5HX87MM         EA
1905-66-000    SEMI-TUBULAR PLATE 6HX103MM        EA
1905-68-000    SEMI-TUBULAR PLATE 7HX119MM        EA
1905-70-000    SEMI-TUBULAR PLATE 8HX135MM        EA
1905-72-000    SEMI-TUBULAR PLATE 9HX151MM        EA
1905-74-000    SEMI-TUBULAR PLATE 10HX167MM       EA
1905-76-000    SEMI-TUBULAR PLATE 11HX183MM       EA
1905-78-000    SEMI-TUBULAR PLATE 12HX199MM       EA

1908-02-000    WD DUOPRESS PLATE 5HX87MM          EA
1908-04-000    WD DUOPRESS PLATE 6HX103MM         EA
1908-06-000    WD DUOPRESS PLATE 7HX119MM         EA
1908-08-000    WD DUOPRESS PLATE 8HX135MM         EA
1908-10-000    WD DUOPRESS PLATE 9HX151MM         EA
1908-12-000    WD DUOPRESS PLATE 10HX167MM        EA
1908-14-000    WD DUOPRESS PLATE 12HX199MM        EA
1908-16-000    WD DUOPRESS PLATE 14HX231MM        EA
1908-18-000    WD DUOPRESS PLATE 16HX263MM        EA
1908-20-000    WD DUOPRESS PLATE 18HX295MM        EA
1908-30-000    NAR DUOPRESS PLATE 2HX39MM         EA
1908-32-000    NAR DUOPRESS PLATE 3HX55MM         EA
1908-34-000    NAR DUOPRESS PLATE 4HX71MM         EA
1908-36-000    NAR DUOPRESS PLATE 5HX87MM         EA
1908-38-000    NAR DUOPRESS PLATE 6HX103MM        EA       *           *
1908-40-000    NAR DUOPRESS PLATE 7HX119MM        EA
1908-42-000    NAR DUOPRESS PLATE 8HX135MM        EA
1908-44-000    NAR DUOPRESS PLATE 9HX151MM        EA
1908-46-000    NAR DUOPRESS PLATE 10HX167MM       EA
1908-48-000    NAR DUOPRESS PLATE 11HX183MM       EA
1908-50-000    NAR DUOPRESS PLATE 12HX199MM       EA
1908-52-000    NAR DUOPRESS PLATE 13HX215MM       EA
1908-54-000    NAR DUOPRESS PLATE 14HX231MM       EA
1908-56-000    NAR DUOPRESS PLATE 15HX247MM       EA
1908-58-000    NAR DUOPRESS PLATE 16HX263MM       EA
1908-61-000    2.7 DUOPRESS PLATE 2 HOLE          EA
1908-62-000    3.5 DUOPRESS PLATE 2HX26MM         EA
1908-63-000    2.7 DUOPRESS PLATE 4 HOLE          EA
1908-64-000    3.5 DUOPRESS PLATE 3HX38MM         EA
1908-65-000    2.7 DUOPRESS PLATE 5 HOLE          EA
1908-66-000    3.5 DUOPRESS PLATE 4HX50MM         EA
1908-67-000    2.7 DUOPRESS PLATE 6 HOLE          EA
1908-68-000    3.5 DUOPRESS PLATE 5HX62MM         EA
1908-69-000    2.7 DUOPRESS PLATE 7 HOLE          EA
1908-70-000    3.5 DUOPRESS PLATE 6HX74MM         EA
1908-71-000    2.7 DUOPRESS PLATE 8 HOLE          EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                     *%
CATALOG NO.   DESCRIPTION                           U/M          BASE PRICE      COMMITTED
-----------------------------------------------------------------------------------------------------
1908-72-000   3.5 DUOPRESS PLATE 7HX86 MM           EA
1908-73-000   2.7 DUOPRESS PLATE 9 HOLE             EA
1908-74-000   3.5 DUOPRESS PLATE 8HX98MM            EA
1908-75-000   2.7 DUOPRESS PLATE 10 HOLE            EA
1908-76-000   3.5 DUOPRESS PLATE 10HX122MM          EA
1908-77-000   2.7 DUOPRESS PLATE 12 HOLE            EA
1908-78-000   3.5 DUOPRESS PLATE 12HX146MM          EA
1908-85-000   3.5MM RECONSTRUCT PLATE 5             EA
1908-86-000   3.5MM RECONSTRUCT PLATE 6             EA
1908-87-000   3.5MM RECONSTRUCT PLATE 7             EA
1908-88-000   3.5MM RECONSTRUCT PLATE 8             EA

1909-00-000   PROX TIB OSTEO PLATE SET              SE
1909-77-000   PROX TIB OSTEO PLATE 50MM             EA
1909-78-000   PROX TIB OSTEO PLATE 60MM             EA
1909-79-000   PROX TIB OSTEO PLATE 70MM             EA

1911-14-000   CLOVERLEAF PLATE 3H                   EA
1911-16-000   CLOVERLEAF PLATE 4H                   EA
1911-18-000   SPOON PLATE 5H                        EA
1911-20-000   SPOON PLATE 6H                        EA
1911-22-000   STANDARD T-PLATE 3H                   EA                 *               *
1911-24-000   STANDARD T-PLATE 5H                   EA
1911-26-000   STANDARD T-PLATE 6H                   EA
1911-28-000   SMALL T-PLATE 3H                      EA
1911-30-000   SMALL T-PLATE 4H                      EA
1911-32-000   COBRA PLATE ARTHRODESIS 8H            EA
1911-34-000   COBRA PLATE ARTHRODESIS 9H            EA
1911-36-000   COBRA PLATE ARTHRODESIS 10H           EA
1911-38-000   COBRA PLATE ARTHRODESIS 11H           EA
1911-52-000   T-BUTTRESS PLATE 4H                   EA
1911-53-000   T-BUTTRESS PLATE 5H                   EA
1911-54-000   T-BUTTRESS PLATE 6H                   EA
1911-55-000   L-BUTTRESS PLATE, LEFT                EA
1911-56-000   L-BUTTRESS PLATE, RIGHT               EA
1911-57-000   STANDARD T-PLATE, 4H                  EA
1911-58-000   STANDARD T-PLATE, 8H                  EA
1911-59-000   SMALL T-PLATE, 5H                     EA
1911-60-000   SMALL T-PLATE, 6H                     EA
1911-61-000   OBLIQUE T-PLATE, 3H                   EA
1911-62-000   OBLIQUE T-PLATE, 5H                   EA
1911-65-000   4-HOLE Y PLATE                        EA
1911-66-000   CONDYLAR BUTR PLATE 7HX158MM R        EA
1911-67-000   CONDYLAR BUTR PLATE 9HX190MM L        EA
1911-68-000   CONDYLAR BUTR PLATE 9HX190MM R        EA
------------------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1911-69-000    CONDULAR BUTR PLATE 7HX 158 L   EA
1911-70-000    QTR TABULAR PLATE 3HX23MM       EA
1911-71-000    QTR TABULAR PLATE 4HX31MM       EA
1911-72-000    QTR TABULAR PLATE 5HX39MM       EA
1911-73-000    QTR TABULAR PLATE 6HX47MM       EA
1911-74-000    QTR TABULAR PLATE 7HX55MM       EA
1911-75-000    QTR TABULAR PLATE 8HX63MM       EA

1914-10-000    SFT COIL WIRE/CERCLAGE 1.0X10   EA
1914-12-000    SFT COIL WIRE/CERCLAGE 1.2X10   EA
1914-34-000    TIBIA BOLT W/2 NUTS 80MM        EA
1914-36-000    TIBIA BOLT W/2 NUTS 100MM       EA
1914-38-000    TIBIA BOLT W/2 NUTS 120MM       EA

1917-14-000    SELF-TAP CORT SC 4.5X14MM       EA
1917-16-000    SELF-TAP CORT SC 4.5X16MM       EA
1917-18-000    SELF-TAP CORT SC 4.5X18MM       EA
1917-20-000    SELF-TAP CORT SC 4.5X20MM       EA
1917-22-000    SELF-TAP CORT SC 4.5X22MM       EA
1917-24-000    SELF-TAP CORT SC 4.5X24MM       EA
1917-26-000    SELF-TAP CORT SC 4.5X26MM       EA
1917-28-000    SELF-TAP CORT SC 4.5X28MM       EA            *           *
1917-30-000    SELF-TAP CORT SC 4.5X30MM       EA
1917-32-000    SELF-TAP CORT SC 4.5X32MM       EA
1917-34-000    SELF-TAP CORT SC 4.5X34MM       EA
1917-36-000    SELF-TAP CORT SC 4.5X36MM       EA
1917-38-000    SELF-TAP CORT SC 4.5X38MM       EA
1917-40-000    SELF-TAP CORT SC 4.5X40MM       EA
1917-42-000    SELF-TAP CORT SC 4.5X42MM       EA
1917-44-000    SELF-TAP CORT SC 4.5X44MM       EA
1917-46-000    SELF-TAP CORT SC 4.5X46MM       EA
1917-48-000    SELF-TAP CORT SC 4.5X48MM       EA
1917-50-000    SELF-TAP CORT SC 4.5X50MM       EA
1917-52-000    SELF-TAP CORT SC 4.5X52MM       EA
1917-56-000    SELF-TAP CORT SC 4.5X56MM       EA
1917-60-000    SELF-TAP CORT SC 4.5X60MM       EA
1917-65-000    SELF-TAP CORT SC 4.5X65MM       EA
1917-70-000    SELF-TAP CORT SC 4.5X70MM       EA
1917-75-000    SELF-TAP CORT SC 4.5 X 75MM     EA
1917-79-000    SELF-TAP CORT SC 4.5 X 80MM     EA
1917-85-000    SELF-TAP CORT SC 4.5 X 85MM     EA
1917-89-000    SELF-TAP CORT SC 4.5 X 90MM     EA
1917-95-000    SELF-TAP CORT SC 4.5 X 95MM     EA
1917-99-000    SELF-TAP CORT SC 4.5 X 100MM    EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1920-06-000    BONE SCREW 1.5MM X 6MM             EA
1920-07-000    BONE SCREW 1.5MM X 7MM             EA
1920-08-000    BONE SCREW 1.5MM X 8MM             EA
1920-09-000    BONE SCREW 1.5MM X 9MM             EA
1920-10-000    BONE SCREW 1.5MM X 10MM            EA
1920-11-000    BONE SCREW 1.5MM X 11MM            EA
1920-12-000    BONE SCREW 1.5MM X 12MM            EA
1920-14-000    BONE SCREW 1.5MM X 14MM            EA
1920-16-000    BONE SCREW 1.5MM X 16MM            EA

1921-06-000    BONE SCREW 2.0MM X 6MM             EA
1921-08-000    BONE SCREW 2.0MM X 8MM             EA
1921-10-000    BONE SCREW 2.0MM X 10MM            EA
1921-12-000    BONE SCREW 2.0MM X 12MM            EA
1921-14-000    BONE SCREW 2.0MM X 14MM            EA
1921-16-000    BONE SCREW 2.0MM X 16MM            EA
1921-18-000    BONE SCREW 2.0MM X 18MM            EA
1921-20-000    BONE SCREW 2.0MM X 20MM            EA

1922-06-000    BONE SCREW 2.7MM X 6MM             EA
1922-08-000    BONE SCREW 2.7MM X 8MM             EA         *           *
1922-10-000    BONE SCREW 2.7MM X 10MM            EA
1922-12-000    BONE SCREW 2.7MM X 12MM            EA
1922-14-000    BONE SCREW 2.7MM X 14MM            EA
1922-16-000    BONE SCREW 2.7MM X 16MM            EA
1922-18-000    BONE SCREW 2.7MM X 18MM            EA
1922-20-000    BONE SCREW 2.7MM X 20MM            EA
1922-22-000    BONE SCREW 2.7MM X 22MM            EA
1922-24-000    BONE SCREW 2.7MM X 24MM            EA

1923-10-000    BONE SCREW 3.5MM STD X 10MM        EA
1923-12-000    BONE SCREW 3.5MM STD X 12MM        EA
1923-14-000    BONE SCREW 3.5MM STD X 14MM        EA
1923-16-000    BONE SCREW 3.5MM STD X 16MM        EA
1923-18-000    BONE SCREW 3.5MM STD X 18MM        EA
1923-20-000    BONE SCREW 3.5MM STD X 20MM        EA
1923-22-000    BONE SCREW 3.5MM STD X 22MM        EA
1923-24-000    BONE SCREW 3.5MM STD X 24MM        EA
1923-26-000    BONE SCREW 3.5MM STD X 26MM        EA
1923-28-000    BONE SCREW 3.5MM STD X 28MM        EA
1923-30-000    BONE SCREW 3.5MM STD X 30MM        EA
1923-32-000    BONE SCREW 3.5MM STD X 32MM        EA
1923-36-000    BONE SCREW 3.5MM STD X 36MM        EA
1923-40-000    BONE SCREW 3.5MM STD X 40MM        EA
1923-45-000    BONE SCREW 3.5MM STD X 45MM        EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1923-50-000    BONE SCREW 3.5MM STD X 50MM        EA
1923-55-000    BONE SCREW 3.5MM STD X 55MM        EA
1923-60-000    BONE SCREW 3.5MM STD X 60MM        EA

1924-10-000    BONE SCREW 3.5MM FINE X 10MM       EA
1924-12-000    BONE SCREW 3.5MM FINE X 12MM       EA
1924-14-000    BONE SCREW 3.5MM FINE X 14MM       EA
1924-16-000    BONE SCREW 3.5MM FINE X 16MM       EA
1924-18-000    BONE SCREW 3.5MM FINE X 18MM       EA
1924-20-000    BONE SCREW 3.5MM FINE X 20MM       EA
1924-22-000    BONE SCREW 3.5MM FINE X 22MM
1924-24-000    BONE SCREW 3.5MM FINE X 24MM       EA
1924-26-000    BONE SCREW 3.5MM FINE X 26MM       EA
1924-28-000    BONE SCREW 3.5MM FINE X 28MM       EA
1924-30-000    BONE SCREW 3.5MM FINE X 30MM       EA
1924-32-000    BONE SCREW 3.5MM FINE X 32MM       EA
1924-36-000    BONE SCREW 3.5MM FINE X 36MM       EA
1924-40-000    BONE SCREW 3.5MM FINE X 40MM       EA
1924-45-000    BONE SCREW 3.5MM FINE X 45MM       EA
1924-50-000    BONE SCREW 3.5MM FINE X 50MM       EA         *           *

1925-10-000    BONE SCREW 4.0MM CANC X 10MM       EA
1925-12-000    BONE SCREW 4.0MM CANC X 12MM       EA
1925-14-000    BONE SCREW 4.0MM CANC X 14MM       EA
1925-16-000    BONE SCREW 4.0MM CANC X 16MM       EA
1925-18-000    BONE SCREW 4.0MM CANC X 18MM       EA
1925-20-000    BONE SCREW 4.0MM CANC X 20MM       EA
1925-22-000    BONE SCREW 4.0MM CANC X 22MM       EA
1925-24-000    BONE SCREW 4.0MM CANC X 24MM       EA
1925-26-000    BONE SCREW 4.0MM CANC X 26MM       EA
1925-28-000    BONE SCREW 4.0MM CANC X 28MM       EA
1925-30-000    BONE SCREW 4.0MM CANC X 30MM       EA
1925-35-000    BONE SCREW 4.0MM CANC X 35MM       EA
1925-40-000    BONE SCREW 4.0MM CANC X 40MM       EA
1925-45-000    BONE SCREW 4.0MM CANC X 45MM       EA
1925-50-000    BONE SCREW 4.0MM CANC X 50MM       EA

1926-14-000    BONE SCREW 4.5MM X 14MM            EA
1926-16-000    BONE SCREW 4.5MM X 16MM            EA
1926-18-000    BONE SCREW 4.5MM X 18MM            EA
1926-20-000    BONE SCREW 4.5MM X 20MM            EA
1926-22-000    BONE SCREW 4.5MM X 22MM            EA
1926-24-000    BONE SCREW 4.5MM X 24MM            EA
1926-26-000    BONE SCREW 4.5MM X 26MM            EA
1926-28-000    BONE SCREW 4.5MM X 28MM            EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1926-30-000    BONE SCREW 4.5MM X 30MM            EA
1926-32-000    BONE SCREW 4.5MM X 32MM            EA
1926-34-000    BONE SCREW 4.5MM X 34MM            EA
1926-36-000    BONE SCREW 4.5MM X 36MM            EA
1926-38-000    BONE SCREW 4.5MM X 38MM            EA
1926-40-000    BONE SCREW 4.5MM X 40MM            EA
1926-42-000    BONE SCREW 4.5MM X 42MM            EA
1926-44-000    BONE SCREW 4.5MM X 44MM            EA
1926-46-000    BONE SCREW 4.5MM X 46MM            EA
1926-48-000    BONE SCREW 4.5MM X 48MM            EA
1926-50-000    BONE SCREW 4.5MM X 50MM            EA
1926-52-000    BONE SCREW 4.5MM X 52MM            EA
1926-54-000    BONE SCREW 4.5MM X 54MM            EA
1926-56-000    BONE SCREW 4.5MM X 56MM            EA
1926-58-000    BONE SCREW 4.5MM X 58MM            EA
1926-60-000    BONE SCREW 4.5MM X 60MM            EA
1926-64-000    BONE SCREW 4.5MM X 64MM            EA
1926-70-000    BONE SCREW 4.5MM X 70MM            EA

1927-20-000    MALLEOLAR SCREW 4.5MM X 20MM       EA
1927-25-000    MALLEOLAR SCREW 4.5MM X 25MM       EA
1927-30-000    MALLEOLAR SCREW 4.5MM X 30MM       EA         *           *
1927-35-000    MALLEOLAR SCREW 4.5MM X 35MM       EA
1927-40-000    MALLEOLAR SCREW 4.5MM X 40MM       EA
1927-45-000    MALLEOLAR SCREW 4.5MM X 45MM       EA
1927-50-000    MALLEOLAR SCREW 4.5MM X 50MM       EA
1927-55-000    MALLEOLAR SCREW 4.5MM X 55MM       EA
1927-60-000    MALLEOLAR SCREW 4.5MM X 60MM       EA
1927-65-000    MALLEOLAR SCREW 4.5MM X 65MM       EA
1927-70-000    MALLEOLAR SCREW 4.5MM X 70MM       EA
1927-79-000    MALLEOLAR SCREW 4.5MM X 80MM       EA

1928-30-000    BONE SCREW 6.5MM (16) X 30MM       EA
1928-35-000    BONE SCREW 6.5MM (16) X 35MM       EA
1928-40-000    BONE SCREW 6.5MM (16) X 40MM       EA
1928-45-000    BONE SCREW 6.5MM (16) X 45MM       EA
1928-50-000    BONE SCREW 6.5MM (16) X 50MM       EA
1928-55-000    BONE SCREW 6.5MM (16) X 55MM       EA
1928-60-000    BONE SCREW 6.5MM (16) X 60MM       EA
1928-65-000    BONE SCREW 6.5MM (16) X 65MM       EA
1928-70-000    BONE SCREW 6.5MM (16) X 70MM       EA
1928-75-000    BONE SCREW 6.5MM (16) X 75MM       EA
1928-79-000    BONE SCREW 6.5MM (16) X 80MM       EA
1928-85-000    BONE SCREW 6.5MM (16) X 85MM       EA
1928-89-000    BONE SCREW 6.5MM (16) X 90MM       EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                       *   %
CATALOG NO.         DESCRIPTION                           U/M         BASE PRICE      COMMITTED
------------------------------------------------------------------------------------------------
1928-95-000         BONE SCREW 6.5MM (16) X 95MM          EA
1928-96-000         BONE SCREW 6.5MM (16) X 100MM         EA
1928-97-000         BONE SCREW 6.5MM (16) X 105MM         EA
1928-98-000         BONE SCREW 6.5MM (16) X 110MM         EA

1929-45-000         BONE SCREW 6.5MM (32) X 45MM          EA
1929-50-000         BONE SCREW 6.5MM (32) X 50MM          EA
1929-55-000         BONE SCREW 6.5MM (32) X 55MM          EA
1929-60-000         BONE SCREW 6.5MM (32) X 60MM          EA
1929-65-000         BONE SCREW 6.5MM (32) X 65MM          EA
1929-70-000         BONE SCREW 6.5MM (32) X 70MM          EA
1929-75-000         BONE SCREW 6.5MM (32) X 75MM          EA
1929-79-000         BONE SCREW 6.5MM (32) X 80MM          EA
1929-85-000         BONE SCREW 6.5MM (32) X 85MM          EA
1929-89-000         BONE SCREW 6.5MM (32) X 90MM          EA
1929-95-000         BONE SCREW 6.5MM (32) X 95MM          EA
1929-96-000         BONE SCREW 6.5MM (32) X 100MM         EA
1929-97-000         BONE SCREW 6.5MM (32) X 105MM         EA
1929-98-000         BONE SCREW 6.5MM (32) X 110MM         EA

1930-25-000         BONE SCREW 6.5MM F-THD X 25MM         EA
1930-30-000         BONE SCREW 6.5MM F-THD X 30MM         EA
1930-35-000         BONE SCREW 6.5MM F-THD X 35MM         EA               *               *
1930-40-000         BONE SCREW 6.5MM F-THD X 40MM         EA
1930-45-000         BONE SCREW 6.5MM F-THD X 45MM         EA
1930-50-000         BONE SCREW 6.5MM F-THD X 50MM         EA
1930-55-000         BONE SCREW 6.5MM F-THD X 55MM         EA
1930-60-000         BONE SCREW 6.5MM F-THD X 60MM         EA
1930-65-000         BONE SCREW 6.5MM F-THD X 65MM         EA
1930-70-000         BONE SCREW 6.5MM F-THD X 70MM         EA
1930-75-000         BONE SCREW 6.5MM F-THD X 75MM         EA
1930-79-000         BONE SCREW 6.5MM F-THD X 80MM         EA
1930-85-000         BONE SCREW 6.5MM F-THD X 85MM         EA
1930-89-000         BONE SCREW 6.5MM F-THD X 90MM         EA
1930-95-000         BONE SCREW 6.5MM F-THD X 95MM         EA
1930-96-000         BONE SCREW 6.5MM F-THD X 100MM        EA
1930-97-000         BONE SCREW 6.5MM F-THD X 105MM        EA
1930-98-000         BONE SCREW 6.5MM F-THD X 110MM        EA

1952-02-000         M KUROSAKA FIX SCR 7MM X 20MM         EA
1952-04-000         M KUROSAKA FIX SCR 7MM X 25MM         EA
1952-06-000         M KUROSAKA FIX SCR 7MM X 30MM         EA
1952-07-000         M KUROSAKA FIX SCR 7MM X 35MM         EA
1952-08-000         M KUROSAKA FIX SCR 7MM X 40MM         EA
1952-10-000         M KUROSAKA FIX SCR 9MM X 20MM         EA
-----------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1952-14-000    M KUROSAKA FIX SCR 9MM X 25MM       EA
1952-18-000    M KUROSAKA FIX SCR 9MM X 30MM       EA
1952-20-000    M KUROSAKA FIX SCR 9MM X 35MM       EA
1952-22-000    M KUROSAKA FIX SCR 9MM X 40MM       EA
1952-40-000    CANN TI FIX SCR 9X20 W/9 PIN        EA
1952-42-000    CANN TI FIX SCR 9X25 W/9 PIN        EA
1952-44-000    CANN TI FIX SCR 9X30 W/9 PIN        EA
1952-46-000    CANN TI FIX SCR 9X35 W/9 PIN        EA
1952-48-000    CANN TI FIX SCR 9X40 W/9 PIN        EA
1952-50-000    KUR CANN FIX SCR 7X20 W/9 PIN       EA
1952-52-000    KUR CANN FIX SCR 7X25 W/9 PIN       EA
1952-54-000    KUR CANN FIX SCR 7X30 W/9 PIN       EA
1952-56-000    KUR CANN FIX SCR 7X35 W/9 PIN       EA
1952-58-000    KUR CANN FIX SCR 7X40 W/9 PIN       EA
1952-62-000    KUR EXTREMITY FIX SCR 5.5X25        EA
1952-64-000    KUR EXTREMITY FIX SCR 5.5X30        EA

1953-02-000    NON-STER KUROSAKA SCREW 7X20        EA
1953-04-000    NON-STER KUROSAKA SCREW 7X25        EA
1953-06-000    NON-STER KUROSAKA SCREW 7X30        EA
1953-07-000    NON-STER KUROSAKA SCREW 7X35        EA         *           *
1953-08-000    NON-STER KUROSAKA SCREW 7X40        EA
1953-10-000    NON-STER KUROSAKA SCREW 9X20        EA
1953-14-000    NON-STER KUROSAKA SCREW 9X25        EA
1953-18-000    NON-STER KUROSAKA SCREW 9X30        EA
1953-20-000    NON-STER KUROSAKA SCREW 9X35        EA
1953-22-000    NON-STER KUROSAKA SCREW 9X40        EA
1953-40-000    NONSTER CANN KUROSAKA SCR 9X20      EA
1953-42-000    NONSTER CANN KUROSAKA SCR 9X25      EA
1953-44-000    NONSTER CANN KUROSAKA SCR 9X30      EA
1953-46-000    NONSTER CANN KUROSAKA SCR 9X35      EA
1953-48-000    NONSTER CANN KUROSAKA SCR 9X40      EA
1953-50-000    NONSTER CANN KUROSAKA SCR 7X20      EA
1953-52-000    NONSTER CANN KUROSAKA SCR 7X25      EA
1953-54-000    NONSTER CANN KUROSAKA SCR 7X30      EA
1953-56-000    NONSTER CANN KUROSAKA SCR 7X35      EA
1953-58-000    NONSTER CANN KUROSAKA SCR 7X40      EA
1953-62-000    NONSTER KUROSAKA SCR 5.5 X 25       EA
1953-64-000    NONSTER KUROSAKA SCR 5.5 X 30       EA

2001-10-000    DRIVER FOR HIP PROSTHESIS           EA
2001-12-000    REPLACEMENT DELRIN INSERT           EA

2003-10-000    I BEAM PROS. RASP 6-1/2 IN          EA
2003-12-000    I BEAM PROS. RASP 8 INCH            EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------------
                             FRACTURED MANAGEMENT
                                                                 *       %
CATALOG NO.   DESCRIPTION                       U/M   BASE PRICE  COMMITTED
-------------------------------------------------------------------------------
2003-14-000   I BEAM PROS. RASP 10 IN           EA
2003-16-000   I BEAM PROS. RASP 12 IN           EA

2004-00-000   MURPHY BONE SKID                  EA

2006-00-000   PROS GAUGE IN                     EA
2006-10-000   PROS GAUGE MM                     EA

2008-00-000   DRIVER                            EA

2028-00-000   HIP PIN RACK                      EA

2029-00-000   KNOWLES PIN WRENCH                EA
2029-10-000   CANAKIS PIN WRENCH                EA

2030-00-000   HAGIE PIN WRENCH                  EA

2046-10-000   DRIVER EXTRACTOR                  EA
2046-22-000   MOORE PROS EXTR                   EA
2046-28-000   ADPTR/I-BEAM PROS                 EA
2046-32-000   UNIVERSAL FEM TRIAL EXTRACTOR     EA
2046-34-000   NICHOLLS HIP EXTRACTION ADPT      EA         *         *
2046-38-000   STEM EXTRAC/SM TAPER              EA

2056-00-000   ALUM SCREW DRIVER 3 BITS          EA

2058-12-000   CS BIT                            EA
2058-14-000   SS BIT                            EA
2058-16-000   WDRF BIT                          EA

2062-00-000   PIN EXTRACTOR                     EA

2066-12-000   PIN DRIVER 1/8                    EA
2066-14-000   PIN DRIVER 3/16                   EA
2066-16-000   PIN DRIVER 1/4                    EA

2067-40-000   HARD JAWS WIRE CUTTER             EA

2068-10-000   STAINLESS STEEL WIRE CUTTER       EA
2068-14-000   PEDIATRIC WIRE CUTTER T/C         EA
2068-16-000   DOUBLE ACTION WIRE CUTTER
2068-18-000   SIDE BITE WIRE CUTTER             EA
2068-20-000   MINI SIDE/END WIRE CUTTER         EA

2070-00-000   ST PIN RACK                       EA
--------------------------------------------------------------------------------

*Confidential portion omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
2071-00-00     K WIRE RACK                         EA
2071-10-00     MINI K WIRE RACK                    EA

2073-00-00     DRILL BIT RACK                      EA

2078-00-000    PEASE BONE DRILL                    EA

2079-00-000    MOD PEASE DRILL                     EA
2079-10-000    JACOBS CHK KEY/PEASE DRILL          EA

2085-10-000    BONE HOOK 3/8                       EA
2085-12-000    BONE HOOK 1/2                       EA
2085-14-000    BONE HOOK 3/4                       EA
2085-16-000    BONE HOOK 1                         EA

2116-00-000    I BEAM PROS DRIVER                  EA

2117-00-000    MINI RASP & FILE                    EA

2118-10-000    CATHCART GAUGE/ODD MM               EA

2126-02-000    CHS INSTRUMENT SET                  SE        *             *
2126-25-000    VARIABLE ANGLE PIN GUIDE            EA
2126-26-000    VARIABLE ANGLE CONDYLAR GUIDE       EA
2126-30-000    DEPTH GAUGE                         EA
2126-36-000    TRIPLE REAMER STD BARREL            EA
2126-37-000    TRIPLE REAMER SHORT BARREL          EA
2126-38-000    CHS PUSH BUTTON W/SPRING            EA
2126-39-000    QUICK COUPLE HANDLE CHS             EA
2126-40-000    CANNULATED TAP STD THREAD           EA
2126-41-000    CANNULATED TAP SUPER THREAD         EA
2126-42-000    INSERTER/EXTRACTOR                  EA
2126-44-000    KEYWAY ALIGNMENT GUIDE              EA
2126-46-000    KEYING DEVICE                       EA
2126-49-000    HEAVY DUTY IMPACTOR                 EA
2126-51-000    REPLACEMENT TIP FOR IMPACTOR        EA
2126-54-000    CHS TRIAL 90 DEG                    EA
2126-55-000    CHS TRIAL 95 DEG                    EA
2126-56-000    CHS TRIAL 130 DEG                   EA
2126-57-000    CHS TRIAL 135 DEG                   EA
2126-58-000    CHS TRIAL 140 DEG                   EA
2126-59-000    CHS TRIAL 145 DEG                   EA
2126-60-000    CHS TRIAL 150 DEG                   EA
2126-66-000    JACOBS TO HUDSON ADAPTER            EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

 -----------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                              *%
CATALOG NO.    DESCRIPTION                                  U/M       BASE PRICE          COMMITTED
------------------------------------------------------------------------------------------------------
2126-69-000    LAG SCREW COMPRESSION INSTR                  EA

2160-00-000    INIT INCISION RETRACTOR                      EA

2172-14-000    T-HANDLE W/HUDSON ADAPTER                    EA

2177-00-000    MULLER RAKE RETR 38MM                        EA

2202-00-000    WIRE PULLING FCP                             EA

2204-10-000    PROTRACTOR SM                                EA
2204-12-000    PROTRACTOR LG                                EA

2210-10-000    PUTTI RASP RD                                EA
2210-12-000    PUTTI RASP FLAT                              EA


2250-10-000    MALLET 1 1/2 LB.                             EA
2250-12-000    MALLET 3 LB.                                 EA

2251-10-000    DELRIN MALLET 1 1/2 LB                       EA
2251-14-000    DELRIN BUTTON FOR 1 1/2 LB                   EA             *                   *

2276-10-000    METAL LOOP XSM                               EA
2276-12-00     METAL LOOP SM                                EA
2276-14-000    METAL LOOP MED                               EA
2276-16-000    METAL LOOP LG                                EA

2279-00-000    COMPL CRUTCHFIELD TONGS                      EA

2280-10-000    KIRSCHNER BOW SM                             EA
2280-12-000    KIRSCHNER BOW LG                             EA
2280-14-000    KIRSCHNER XL                                 EA

2300-10-000    RONGEUR 2X10MMX5,STR                         EA
2300-12-000    RONGEUR 2X10MMX7,STR                         EA
2300-14-000    RONGEUR 2X10MMX5,UP                          EA
2300-16-000    RONGEUR 2X10MMX7,UP                          EA
2300-18-000    RONGEUR 2X10MMX5,DOWN                        EA
2300-20-000    RONGEUR 2X10MMX7,DOWN                        EA

2301-10-000    RONGEUR 3X10MMX5,STR                         EA
2301-12-000    RONGEUR 3X10MMX7,STR                         EA
2301-14-000    RONGEUR 3X10MMX5,UP                          EA
2301-16-000    RONGEUR 3X10MMX7,UP                          EA
2301-18-000    RONGEUR 3X10MMX5,DOWN                        EA
------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                              *%
CATALOG NO.         DESCRIPTION                   U/M            BASE PRICE               COMMITTED
------------------------------------------------------------------------------------------------------
2301-20-000         RONGEUR 3X10MMX7. DOWN        EA

2302-10-000         RONGEUR 4X10MMX5. STR         EA
2302-12-000         RONGEUR 4X10MMX7. STR         EA
2302-14-000         RONGEUR 4X10MMX5, UP          EA
2302-16-000         RONGEUR 4X10MMX7, UP          EA
2302-18-000         RONGEUR 4X10MMX5, DOWN        EA
2302-20-000         RONGEUR 4X10MMX7, DOWN        EA

2303-10-000         RONGEUR 2X10MMX7, STR         EA
2303-12-000         RONGEUR 2X10MMX7, UP          EA
2303-14-000         RONGEUR 2X10MMX7, DOWN        EA

2304-10-000         RONGEUR 3X10MMX7, STR         EA
2304-12-000         RONGEUR 3X10MMX7, UP          EA
2304-14-000         RONGEUR 3X10MMX7, DOWN        EA

2305-10-000         RONGEUR 4X10MMX7, STR         EA
2305-12-000         RONGEUR 4X10MMX7, UP          EA
2305-14-000         RONGEUR 4X10MMX7, DOWN        EA

2306-10-000         LOVE KERR 3MMX5-1/2, UP       EA                 *                        *
2306-12-000         LOVE KERR 3MMX5-1/2, DOWN     EA
2306-14-000         LOVE KERR 3MMX8, UP           EA
2306-16-000         LOVE KERR 3MMX8, DOWN         EA

2307-10-000         LOVE KERR 4MMX5-1/2, UP       EA
2307-12-000         LOVE KERR 4MMX5-1/2, DOWN     EA
2307-14-000         LOVE KERR 4MMX8, UP           EA
2307-16-000         LOVE KERR 4MMX8, DOWN         EA

2308-10-000         LOVE KERR 5MMX5 1/2, UP       EA
2308-12-000         LOVE KERR 5MMX5 1/2, DOWN     EA
2308-14-000         LOVE KERR 5MMX8, UP           EA
2308-16-000         LOVE KERR 5MMX8, DOWN         EA

2310-10-000         LOVE KERR 3MMX6               EA
2310-12-000         LOVE KERR 3MMX8               EA
2310-14-000         LOVE KERR 5MMX6               EA
2310-16-000         LOVE KERR 5MMX8               EA

2311-10-000         DUCKBILL 2X10MM               EA
2311-12-000         DUCKBILL 3X10MM               EA
2311-14-000         DUCKBILL 4X10MM               EA
------------------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                         *%
CATALOG NO.    DESCRIPTION                        U/M            BASE PRICE     COMMITTED
------------------------------------------------------------------------------------------------------
2312-00-000    LEKSELL LAMINECTOMY                EA

2313-00-000    LEKSELL RONGEUR                    EA

2314-10-000    STILLE LUERS STR JAWS              EA
2314-12-000    STILLE LUERS CVD JAWS              EA

2315-00-000    STILLE LUERS RONGEUR               EA

2316-00-000    STILLE LUERS ECHLIN RONG           EA

2317-00-000    RUSKIN RONGEUR                     EA

2318-10-000    LUER BONE RONGEUR STR              EA
2318-12-000    LUER BONE RONGEUR CVD              EA

2320-00-000    STILLE HORSLEY FORCEPS             EA

2321-10-000    STILLE LISTON FCPS STR             EA                 *              *
2321-12-000    STILLE LISTON FCPS CVD             EA

2322-10-000    RUSKIN LISTON FCPS UP              EA
2322-12-000    RUSKIN LISTON FCPS STR             EA

2323-10-000    LISTON BONE FCPS 1/2 STR JAW       EA
2323-12-000    LISTON BONE FCPS 7 1/2 STR JAW     EA

2324-10-000    LISTON BONE FCPS 5-1/2 ANG JAW     EA
2324-12-000    LISTON BONE FCPS 7-1/2 ANG JAW     EA

2325-00-000    BONE FORCEPS                       EA

2326-00-000    BONE CUTTING FCPS                  EA

2327-10-000    RUSKIN 7-1/4 STR, LG JAW           EA
2327-12-000    RUSKIN 6 CVD, SM                   EA
2327-14-000    RUSKIN CVD 7 1/4, WIDE             EA

2328-10-000    LEMPERT RONGEUR STR                EA
2328-12-000    LEMPERT RONGEUR CVD                EA

2329-10-000    NEEDLE HOLDER STR 5 1/2            EA
2319-12-000    NEEDLE HOLDER STR 6                EA
2329-14-000    NEEDLE HOLDER STR 7                EA
2329-18-000    NEEDLE HOLDER STR 8                EA
------------------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                             *%
CATALOG NO.         DESCRIPTION                             U/M       BASE PRICE          COMMITTED
------------------------------------------------------------------------------------------------------
2331-00-000         WEBSTER NEEDLE HOLDER                   EA

2332-00-000         RUSKIN RONGEUR                          EA

2333-10-000         MICRO KER RONG 2 MM X 7 UP              EA
2333-12-000         MICRO KER RONG 2 MM X 7 DWN             EA
2333-14-000         MICRO KER RONG 2 MM X 7 40 D            EA
2333-16-000         MICRO KER RONG 3 MM X 7 UP              EA
2333-18-000         MICRO KER RONG 3 MM X 7 DWN             EA
2333-20-000         MICRO KER RONG 3 MM X 7 40 D            EA
2333-22-000         MICRO KER RONG 4 MM X 7 UP              EA
2333-24-000         MICRO KER RONG 4 MM X 7 DWN             EA
2333-26-000         MICRO KER RONG 4 MM X 7 40 D            EA
2333-28-000         MICRO KER RONG 5 MM X 7 UP              EA
2333-30-000         MICRO KER RONG 5 MM X 7 DWN             EA
2333-32-000         MICRO KER RONG 5 MM X 7 40 D            EA
2333-34-000         MICRO KER RONG 6 MM X 7 UP              EA
2333-36-000         MICRO KER RONG 6 MM X 7 DWN             EA
2331-38-000         MICRO KER RONG 6 MM X 7 40 D            EA

2335-20-000         KLEINERT-KUTZ FLEX RETRIEVER                           *                   *

2336-00-000         KLEINERT RAGNELL                        EA

2337-10-000         KLEINERT SKIN HOOK SM                   EA
2337-12-000         KLEINERT SKIN HOOK MED                  EA
2337-14-000         KLEINERT SKIN HOOK LG                   EA

2339-00-000         KLEINERT-KUTZ ELEVATOR/CURETT           EA

2340-00-000         KLEIN-KUTZ SYNO RONG STRNG CV           EA

2341-10-000         KLEIN-KUTZ RONG LT CV 2MM               EA
2341-12-000         KLEIN-KUTZ RONG LT CV 3MM               EA

2342-10-000         KLEINERT-KUTZ BONE CUTTER STR           EA
2342-12-000         KLEINERT-KUTZ BONE CUTTER CVD           EA

2343-00-000         JOSEPH SKIN HOOK, SINGLE                EA

2344-10-000         JOSEPH SKIN HOOK, DBL 2MM               EA
2344-12-000         JOSEPH SKIN HOOK, DBL 5MM               EA
2344-14-000         JOSEPH SKIN HOOK, DBL 7MM               EA
2344-16-000         JOSEPH SKIN HOOK, DBL 10MM              EA
------------------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------
                                     FRACTURE MANAGEMENT
                                                                                   *   %
CATALOG NO.         DESCRIPTION                             U/M       BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------------
2346-01-000         APEX HOLE ELIM TPD HEX DRIVER           EA

2356-00-000         UNIVERSAL BONE TAMP                     EA

2376-10-000         BRUN CURETE STR 91N SET W/WRAPS         EA
2376-10-000         BRUN CURETTE 000                        EA
2376-12-000         BRUN CURETTE 00                         EA
2376-14-000         BRUN CURETTE 0                          EA
2376-16-000         BRUN CURETTE 1                          EA
2376-18-000         BRUN CURETTE 2                          EA
2376-20-000         BRUN CURETTE 3                          EA
2376-22-000         BRUN CURETTE 4                          EA
2376-24-000         BRUN CURETTE 5                          EA
2376-26-000         BRUN CURETTE 6                          EA

2377-00-000         BRUN CURETE STR 7IN SET W/WRAPS         EA
2377-02-000         BRUN CURETE 45DEG. SET W/WRAPS          EA
2377-10-000         BONE CURETTE 000                        EA
2377-12-000         BONE CURETTE 00                         EA
2377-14-000         BONE CURETTE 0                          EA
2377-16-000         BONE CURETTE 1                          EA
2377-18-000         BONE CURETTE 2                          EA             *           *
2377-20-000         BONE CURETTE 3                          EA
2377-22-000         BONE CURETTE 4                          EA
2377-24-000         BONE CURETTE 5                          EA
2377-26-000         BONE CURETTE 6                          EA
2377-50-000         ANGLED CURETTE 45DEGREE 000             EA
2377-52-000         ANGLED CURETTE 45DEGREE 00              EA
2377-54-000         ANGLED CURETTE 45DEGREE 0               EA
2377-56-000         ANGLED CURETTE 45DEGREE 1               EA
2377-58-000         ANGLED CURETTE 45DEGREE 2               EA
2377-60-000         ANGLED CURETTE 45DEGREE 3               EA
2377-62-000         ANGLED CURETTE 45DEGREE 4               EA
2377-64-000         ANGLED CURETTE 45DEGREE 5               EA
2377-66-000         ANGLED CURETTE 45DEGREE 6               EA

2378-00-000         HIBBS GOUGE STR SET W/CASE              SE
2378-01-000         HIBBS GOUGE STR SET ONLY                SE

2378-10-000         GOUGE STR 1/4                           EA
2378-12-000         GOUGE STR 3/8                           EA
2378-14-000         GOUGE STR 1/2                           EA
2378-16-000         GOUGE STR 5/8                           EA
2378-18-000         GOUGE STR 3/4                           EA
---------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2391-00-000    LAMBOTTE OSTEO CVD SET ONLY        SE
2391-10-000    OSTEOTOME CVD 1/4                  EA
2391-12-000    OSTEOTOME CVD 1/2                  EA
2391-14-000    OSTEOTOME CVD 3/4                  EA
2391-16-000    OSTEOTOME CVD 1                    EA
2391-18-000    OSTEOTOME CVD 1 1/4                EA
2391-20-000    OSTEOTOME CVD 1 1/2                EA

2395-00-000    CHISEL GOUGE OST INST CASE         EA
2395 12-000    9IN LAMBOTTE OST INST CASE         EA

2396-00-000    SMITH PETE OSTEO STR SET W/CS      SE
2396-01-000    SMITH PETE OSTEO STR SET ONLY      SE
2396-10-000    SP OSTEOTOME 1/4 STR               EA
2396-12-000    SP OSTEOTOME 3/8 STR               EA
2396-14-000    SP OSTEOTOME 1/2 STR               EA
2396-16-000    SP OSTEOTOME 5/8 STR               EA
2396-18-000    SP OSTEOTOME 3/4 STR               EA
2396-20-000    SP OSTEOTOME 1 STR                 EA
2396-22-000    SP OSTEOTOME 1-1/4 STR             EA

2397-00-000    SMITH PETE OSTEO STR SET W/CS      SE         *           *
2397-01-000    SMITH PETE OSTEO STR SET ONLY      SE
2397-10-000    SP OSTEOTOME 1/4 CVD               EA
2397-12-000    SP OSTEOTOME 3/8 CVD               EA
2397-14-000    SP OSTEOTOME 1/2 CVD               EA
2397-16-000    SP OSTEOTOME 5/8 CVD               EA
2397-18-000    SP OSTEOTOME 3/4 CVD               EA
2397-20-000    SP OSTEOTOME 1 CVD                 EA
2397-22-000    SP OSTEOTOME 1-1/4 CVD             EA

2398-00-000    SMITH PETE GOUGE ST SET W/CS       SE
2398-01-000    SMITH PETE GOUGE STR SET ONLY      SE
2398-10-000    SP GOUGE 1/4 STR                   EA
2398-12-000    SP GOUGE 3/8 STR                   EA
2398-14-000    SP GOUGE 1/2 STR                   EA
2398-16-000    SP GOUGE 5/8 STR                   EA
2398-18-000    SP GOUGE 3/4 STR                   EA
2398-20-000    SP GOUGE 1 STR                     EA
2398-22-000    SP GOUGE 1-1/4 STR                 EA

2399-00-000    SMITH PETE GOUGE CVD SET W/CS      SE
2399-01-000    SMITH PETE GOUGE CVD SET ONLY      SE
2399-10-000    SP GOUGE 1/4 CVD                   EA
2399-12-000    SP GOUGE 3/8 CVD                   EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2399-14-000    SP GOUGE 1/2 CVD                   EA
2399-16-000    SP GOUGE 5/8 CVD                   EA
2399-18-000    SP GOUGE 3/4 CVD                   EA
2399-20-000    SP GOUGE 1 CVD                     EA
2399-22-000    SP GOUGE 1-1/4 CVD                 EA

2425-10-000    KEY ELEVATOR 1/4                   EA
2425-12-000    KEY ELEVATOR 1/2                   EA
2425-14-000    KEY ELEVATOR 3/4                   EA
2425-16-000    KEY ELEVATOR 1                     EA

2460-00-000    LANGENBECK ELEVATOR                EA

2427-00-000    SS PERIOSTEAL ELEVATOR             EA

2428-10-000    ELEV SL CV, 9/32 BL                EA
2428-12-000    ELEV FL CV, 9/32 BL                EA
2428-14-000    ELEV FL CV, 9/32 BL                EA

2429-00-000    ELEVATOR DISSECTOR                 EA

2431-10-000    CHANDLER ELEV RETR 7               EA         *           *
2431-12-000    CHANDLER ELEV RETR 8               EA
2431-14-000    CHANDLER ELEV RETR 9               EA
2431-16-000    CHANDLER ELEV RETR 10              EA

2432-24-000    COBB ELEVATOR 3/4X12               EA

2433-00-000    TRONZO ELEVATOR                    EA

2434-00-000    TRONZA ELEVATOR 1/2                EA
2461-02-000    CANN CAL REAMER 4.0/5.0MM          EA
2461-03-000    CANN CAL SCREW TAP 7MM             EA
2461-04-000    CANN SCREWDRIVER 5MM HEX           EA
2461-05-000    CANN SCREW FIXED PIN GUIDE         EA
2461-06-000    CANN SCREW DIRECT MEAS GUIDE       EA
2461-07-000    CANN SCREW COUNTERSINK             EA

2462-00-000    4MM CANN SCREW SYSTEM CASE         EA
2462-12-000    PARALLEL PIN GUIDE                 EA

2477-00-000    CARTILAGE SCISSORS                 EA

2479-00-000    WALTON CARTILAGE CLAMP             EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2378-20-000    GOUGE STR 7/8                      EA
2378-22-000    GOUGE STR 1                        EA
2378-24-000    GOUGE STR 1 1/8                    EA
2378-26-000    GOUGE STR 1 1/4                    EA
2378-28-000    GOUGE STR 1 1/2                    EA

2379-00-000    HIBBS GOUGE CVD SET W/CASE         SE
2379-01-000    HIBBS GOUGE CVD SET ONLY           SE
2379-10-000    GOUGE CVD 1/4                      EA
2379-12-000    GOUGE CVD 3/8                      EA
2379-14-000    GOUGE CVD 1/2                      EA
2379-16-000    GOUGE CVD 5/8                      EA
2379-18-000    GOUGE CVD 3/4                      EA
2379-20-000    GOUGE CVD 7/8                      EA
2379-22-000    GOUGE CVD 1                        EA
2379-24-000    GOUGE CVD 1-1/8                    EA
2379-26-000    GOUGE CVD 1-1/4                    EA
2379-28-000    GOUGE CVD 1-1/2                    EA

2382-00-000    HIBBS OSTEO STR SET W/CASE         SE
2382-01-000    HIBBS OSTEO STR SET ONLY           SE
2382-10-000    OSTEOTOME STR 1/4                  EA
2382-12-000    OSTEOTOME STR 3/8                  EA
2382-14-000    OSTEOTOME STR 1/2                  EA
2382-16-000    OSTEOTOME STR 5/8                  EA
2382-18-000    OSTEOTOME STR 3/4                  EA
2382-20-000    OSTEOTOME STR 7/8                  EA
2382-22-000    OSTEOTOME STR 1                    EA
2382-24-000    OSTEOTOME STR 1-1/8                EA
2382-26-000    OSTEOTOME STR 1-1/4                EA
2382-28-000    OSTEOTOME STR 1-1/2                EA

2382-00-000    HIBBS OSTEO CVD SET W/CASE         SE
2382-01-000    HIBBS OSTEO CVD SET ONLY           SE
2382-10-000    OSTEOTOME CVD 1/4                  EA
2382-12-000    OSTEOTOME CVD 3/8                  EA         *           *
2382-14-000    OSTEOTOME CVD 1/2                  EA
2382-16-000    OSTEOTOME CVD 5/8                  EA
2382-18-000    OSTEOTOME CVD 3/4                  EA
2382-20-000    OSTEOTOME CVD 7/8                  EA
2382-22-000    OSTEOTOME CVD 1                    EA
2382-24-000    OSTEOTOME CVD 1-1/8                EA
2382-26-000    OSTEOTOME CVD 1-1/4                EA
2382-28-000    OSTEOTOME CVD 1-1/2                EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2384-00-000    CHISEL MALLET SET SS               SE
2384-10-000    STAINLESS MALLET                   EA

2385-00-000    CHISEL MALLET SET NYLON            SE
2385-10-000    NYLON MALLET                       EA
2385-12-000    NYLON CAP                          EA

2386-10-000    OSTEOTOME 4MM                      EA
2386-12-000    OSTEOTOME 5MM                      EA
2386-14-000    OSTEOTOME 6MM                      EA
2386-16-000    OSTEOTOME 6MM, CURVED              EA
2386-18-000    OSTEOTOME 10MM                     EA
2386-20-000    OSTEOTOME 12MM                     EA
2386-22-000    OSTEOTOME 16MM                     EA
2386-24-000    OSTEOTOME 22MM                     EA
2386-26-000    OSTEOTOME 25MM                     EA
2386-28-000    WRAP/OSTEO MALLET 10               EA

2387-00-000    OSTEOTOME/MALLET SET               SE
2387-10-000    MALLET                             EA
2387-12-000    DERLIN BUTTON                      EA         *           *
2387-14-000    OSTEOTOME 4MM                      EA
2387-16-000    OSTEOTOME 6MM                      EA
2387-18-000    OSTEOTOME 8MM                      EA
2387-20-000    OSTEOTOME 10MM                     EA
2387-22-000    OSTEOTOME 12MM                     EA
2387-24-000    OSTEOTOME 15MM                     EA
2387-26-000    WRAP-MINI LAMBOTTE OSTEOTOME       EA

2389-00-000    HOKE OSTEOTOME SET                 SE
2389-10-000    HOKE OSTEOTOME 1/8                 EA
2389-12-000    HOKE OSTEOTOME 3/16                EA
2389-14-000    HOKE OSTEOTOME 1/4                 EA
2389-16-000    HOKE OSTEOTOME 5/16                EA
2389-18-000    HOKE OSTEOTOME 3/8                 EA
2389-20-000    HOKE OSTEOTOME 1/2                 EA

2390-00-000    LAMBOTTE OSTEO STR SET ONLY        SE
2390-10-000    OSTEOTOME STR 1/4                  EA
2390-12-000    OSTEOTOME STR 1/2                  EA
2390-14-000    OSTEOTOME STR 3/4                  EA
2390-16-000    OSTEOTOME STR 1                    EA
2390-18-000    OSTEOTOME STR 1 1/4                EA
2390-20-000    OSTEOTOME STR 1 1/2                EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2480-00-000    MENISCUS CLAMP                     EA

2484-10-000    RETRACTOR, NAR TIP                 EA
2484-12-000    RETRACTOR, BRD TIP                 EA

2486-10-000    SMILLIE MENIS KNIFE STR            EA
2486-12-000    SMILLIE MENIS KNIFE RT             EA
2486-14-000    SMILLIE MENIS KNIFE LFT            EA

2527-10-000    LOWMAN CLAMP X SM                  EA
2527-12-000    LOWMAN CLAMP SM                    EA
2527-14-000    LOWMAN CLAMP LG                    EA

2528-10-000    1 PR BONE CLAMP X SM               EA
2527-12-000    1 PR BONE CLAMP SM                 EA
2527-14-000    1 PR BONE CLAMP LG                 EA

2529-00-000    LANE BONE HDG FCPS                 EA

2530-00-000    KERN BONE HDG FCPS                 EA
2530-69-000    ARTIC/EZE TR BALL GRV 22.225+4     EA
2530-70-000    ARTIC/EZE TR BALL GRV 22.225+7     EA         *           *

2531-10-000    CLAMP W/RATCHET                    EA

2533-00-000    LEWIN BONE CLAMP                   EA

2538-18-000    CORTICAL AWL 11IN, 279MM           EA

2539-00-000    FIN INSTR SET COMPLETE             EA
2539-02-000    SKIN PROTECTOR                     EA
2539-04-000    FIN UNIVERSAL BENDERS              EA
2539-06-000    FIN UNIVERSAL IMPACTOR/EXTRAC      EA
2539-08-000    FIN UNIVERSAL EXTRACTOR HOOK       EA
2539-12-000    3.5MM FINAL IMPACTOR               EA
2539-14-000    4.0MM FINAL IMPACTOR               EA
2539-16-000    4.5MM FINAL IMPACTOR               EA

2556-10-000    GELPI RETR 7-1/2IN SHARP           EA
2556-12-000    WILTSE GELPI RETR 11 IN            EA

2557-00-000    WEITLANDER RETRACTOR HINGED        EA

2559-10-000    WEITLANDER RETR 5-1/2IN SHARP      EA
2559-12-000    WEITLANDER RETR 6-1/2IN SHARP      EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commissions.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2559-14-000    WEITLANDER RETR 9-1/2IN SHARP      EA

2560-10-000    BECKMAN ADSON RETR 1X1             EA
2560-12-000    BECKMAN ADSON RETR 1X1-1/2         EA

2562-00-000    ADSON RETRACTOR                    EA

2576-10-000    PR BENNETT ELEV SM,                EA
2576-12-000    PR BENNETT ELEV LG,                EA

2577-00-000    HIBBS RETRACTOR MED 1X3IN          EA

2578-00-000    US ARMY RETR SET                   EA

2579-10-000    LAMINECTOMY RETR SM                EA
2579-12-000    LAMINECTOMY RETR MED               EA
2579-14-000    LAMINECTOMY LG                     EA

2580-10-000    RETRACTOR BLADE 3                  EA
2580-12-000    RETRACTOR BLADE 4                  EA

2581-00-000    WILTSE BANKART RETR                EA         *           *

2585-10-000    RAKE RETR 2 PR, BLUNT              EA
2585-12-000    RAKE RETE 3 PR, BLUNT              EA
2585-14-000    RAKE RETR 4 PR, BLUNT              EA
2585-16-000    RAKE RETR 6 PR, BLUNT              EA

2586-10-000    RAKE RETR 2 PR, SHARP              EA
2586-12-000    RAKE RETE 3 PR, SHARP              EA
2586-14-000    RAKE RETR 4 PR, SHARP              EA
2586-16-000    RAKE RETR 6 PR, SHARP              EA

2600-10-000    WRAP/COMPRESSION 8P 6S             EA
2600-12-000    WRAP MEDULLARY PIN 15              EA
2600-14-000    WRAP/OSTE CHISEL GOUGE 10          EA
2600-16-000    WRAP/SP OSTE CHIS GOUGE 7          EA
2600-18-000    WRAP PROSTHESES 5                  EA
2600-20-000    WRAP ST PIN 15                     EA
2600-22-000    WRAP/LAMBOTTE OSTEO 6              EA
2600-24-000    WRAP/CURETTE                       EA
2600-32-000    STER WRAP/SELF-CENTERING HIP       EA

2626-00-000    HOLZHEIMER RETR                    EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commissions.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2627-00-000    ALM RETRACTOR                      EA

2630-10-000    INGE RETR 6-1/2                    EA
2630-12-000    INGE RETR 9-1/2                    EA

2631-00-000    STUCK LAMIN RETR                   EA

2650-10-000    NERVE RETR STR                     EA
2650-12-000    NERVE RETR 45 ANGL                 EA
2650-14-000    NERVE RETR 90 ANGL                 EA

2651-00-000    NERVE HOOK                         EA

2652-10-000    NERVE ROOT RETR 7MM                EA
2652-12-000    NERVE ROOT RETR 9MM                EA

2677-10-000    MOSQUITO FCPS STR                  EA
2677-12-000    MOSQUITO FCPS CVD                  EA

2678-00-000    TISSUE FCPS                        EA

2684-00-000    BROWN ADSON FCPS                   EA         *           *

2685-10-000    ADSON FCPS 1X2 TEETH               EA
2685-12-000    ADSON FCPS HOR SER                 EA

2732-00-000    RANEY CLIPS, DZ                    EA

2733-00-000    RANEY CLIP FCPS                    EA

2735-10-000    PK-6 GIGLI SAW 12 IN               PK
2735-12-000    PK/6 GIGLI SAW 20 IN               PK
2735-14-000    PK/6 GIGLI SAW 30 IN               PK
2735-16-000    GIGLI SAW HNDL, PR                 EA

2736-00-000    RANEY GIGLI SAW GUIDE              EA

2752-10-000    DEPUY SC BABY METZ 4 1/2 STR       EA
2752-12-000    DEPUY SC BABY METZ 4 1/2 CVD       EA

2753-10-000    DEPUY SC METZ 6IN CVD              EA
2753-12-000    DEPUY SC METZ 7IN CVD              EA
2753-14-000    DEPUY SC METZ 8IN CVD              EA
2753-16-000    DEPUY SC METZ 9IN CVD              EA
2753-18-000    DEPUY SC METZ 11IN CVD             EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commissions.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2754-10-000    DEPUY SC MAYO 5 1/2IN STR          EA
2754-12-000    DEPUY SC MAYO 5 1/2IN CVD          EA
2754-14-000    DEPUY SC MAYO 6 3/4IN STR          EA
2754-16-000    DEPUY SC MAYO 6 3/4IN CVD          EA
2754-18-000    DEPUY SC MAYO 9IN STR              EA
2754-20-000    DEPUY SC MAYO 9IN CVD              EA
2754-22-000    DEPUY SC MAYO 11IN CVD             EA

2755-10-000    DEPUY SC STEVENS TENO 5IN STR      EA
2755-12-000    DEPUY SC STEVENS TENO 5IN CVD      EA
2755-20-000    DEPUY SC JAMISON 6 1/4 CVD DEL     EA

2756-10-000    DEPUY SC IRIS 4 1/2IN STR          EA
2756-12-000    DEPUY SC IRIS 4 1/2IN CVD          EA

2757-10-000    DEPUY SC OPERATING 5 1/2 STR       EA
2751-12-000    DEPUY SC OPERATING 5 1/2 CVD       EA

2758-10-000    SUPER CUT LISTER BDG 5 1/2         EA
2758-12-000    SUPER CUT LISTER BDG 7 1/4         EA

2761-00-000    WMS SPLINTER FCPS                  EA         *           *

2764-10-000    STITCH SCISSORS                    EA
2764-12-000    STITCH SCISSORS CVD                EA

2767-10-000    WIRE CT SCISSORS                   EA
2767-12-000    WIRE CT SCS W/CARBIDE              EA

2768-00-000    HI LEVEL BAND SCISSORS             EA

2769-10-000    BANDAGE SCS 4-1/2                  EA
2769-12-000    BANDAGE SCS 5-1/2                  EA
2769-14-000    BANDAGE SCS 7-1/4                  EA

2771-00-000    UTILITY SCISSORS                   EA

2771-10-000    NASAL SCISSORS STR                 EA
2771-12-000    NASAL SCISSORS CVD                 EA

2773-00-000    NAIL NIPPERS                       EA

2775-00-000    RING CUTTER W/BLADE                EA
2775-10-000    RING CUTTER BLADE                  EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commissions.

-----------------------------------------------------------------------------------------------
                                    FRACTURE MANAGMENT
                                                                                        *%
CATALOG NO.        DESCRIPTION                                   U/M    BASE PRICE    COMMITTED
-----------------------------------------------------------------------------------------------
2776-00-000        WARTENBERG PINWHEEL                           EA

2782-00-000        DEEP STITCH SCISSORS                          EA

2787-00-000        NEEDLE NOSE PLIER 6IN                         EA

2788-00-000        FLAT POINT PLIER                              EA
2788-12-000        DBL ACT PLIER T/C 2MM JAW WDTH                EA

2789-00-000        UNIVERSAL SCISSOR                             EA
2789-10-000        LISTER STYLE UNIV SCISSOR                     EA
2789-12-000        NURSES OR SCISSOR

2801-10-000        SENN DBL END RETR SHARP                       EA
2801-12-000        SENN DBL END RETR BLUNT                       EA

2803-00-000        RAGNELL RETRACTOR                             EA

2804-10-000        FINGER RETR, 2PR                              EA
2804-12-000        FLEXIBLE FINGER RETR, 3PR                     EA

2805-10-000        MEYERDING FINGER RETR 1                       EA          *             *
2805-12-000        MEYERDING FINGER RETR 2                       EA
2805-14-000        MEYERDING FINGER RETR 3C                      EA
2805-16-000        MEYERDING FINGER RETR 4D                      EA
2805-18-000        MEYERDING FINGER RETR 5                       EA
2805-20-000        MEYERDING FINGER RETR 6F                      EA

2808-00-000        PAULSON KNEE RETRACTOR                        EA

2825-00-000        FELT CUTTER                                   EA

2826-00-000        BRUNS SHEAR                                   EA

2827-00-000        ESMARCH SHEARS                                EA

2828-00-000        PLASTER EDGER                                 EA

2830-00-000        CAST KNIFE W/BLADE                            EA
2830-10-000        CAST BLADE                                    EA

2832-00-000        OFFICE CAST SPREADER                          EA
2832-01-000        HOSPITAL CAST SPREADER                        EA

-----------------------------------------------------------------------------------------------

* Confidental portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------
                                   FRACTURE MANAGEMENT
                                                                                            *%
CATALOG NO.        DESCRIPTION                             U/M         BASE PRICE        COMMITTED
---------------------------------------------------------------------------------------------------
2834-00-000        HENNINGS PLAS SPDR                      EA

2836-00-000        ORTHO TAPE MEASURE                      EA

2841-12-000        SET/3 VELCRO STRAPS                     EA

2903-06-000        DRILL GUIDE 1/8 IN                      EA
2903-08-000        DRILL GUIDE 3H/ 1HOLE 2.OMM             EA
2903-12-000        THRD DRILL GUIDE 4.5MM                  EA
2903-17-000        3.5/2.5 DRILL SLEEVE                    EA
2903-18-000        4.5/3.2 DRILL SLEEVE                    EA
2903-19-000        3.5/2.0 DRILL SLEEVE                    EA
2903-24-000        DRILL GUIDE 1.1/1.5                     EA
2903-25-000        2.5 DRILL BIT                           EA
2903-26-000        DRILL BIT 2.7MM                         EA
2903-28-000        DRILL BIT 3.5MM                         EA
2903-29-000        DRILL BIT 1.5MM                         EA
2903-30-000        DRILL BIT 2.0MM                         EA
2903-32-000        DRILL BIT 3.2MM                         EA
2903-33-000        TAP 1.5                                 EA
2903-36-000        DRILL BIT 4.5MM                         EA
2903-37-000        DRILL BIT 1.1MM                         EA
2903-40-000        QUICK COUPLING TAP 2.0MM                EA              *                  *
2903-41-000        QUICK COUPLING TAP 2.7MM                EA
2903-42-000        QUICK COUPLING TAP 3.5 STD THD          EA
2903-44-000        MALLEOLAR COUNTERSINK                   EA
2903-53-000        QUICK COUPLING TAP 3.5 FN THD           EA
2903-54-000        QUICK COUPLING TAP 4.5 SHORT            EA
2903-56-000        QUICK COUPLING TAP 4.5 LONG             EA
2903-59-000        QUICK COUPLING TAP 6.5MM                EA
2903-60-000        TAP HANDLE                              EA
2903-62-000        3.5/2.7 DRILL GUIDE/TAP SLEEVE          EA
2903-63-000        POINTED DRILL GUIDE 6.5MM               EA
2903-64-000        TAP/DRILL GUIDE 4.5MM                   EA
2903-65-000        TAP GUIDE 6.5MM                         EA
2903-66-000        COUNTERSINK LG                          EA
2903-67-000        QUICK CPL SCRDR MINI HX W/HLDR          EA
2903-70-000        HEX HEAD SCREW DRIVER                   EA
2903-71-000        SM HEX HD SCRDRIVER W/SCR HLDR          EA
2903-73-000        SHARP HOOK                              EA
2903-75-000        REVERS THR SCR REMOVER 4.5/6.5          EA
2903-76-000        SCREW DEPTH GAUGE LG                    EA
2903-78-000        SCREW EXTRACTING FORCEP                 EA
2903-79-000        SCREW REMOVER 2.7/3.5/4.0               EA
2903-85-000        QUICK COUPLE SCR-DRIVER LG HEX          EA
---------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------------
                                    FRACTURE MANAGMENT
                                                                                              *%
CATALOG NO.         DESCRIPTION                         U/M            BASE PRICE          COMMITTED
-----------------------------------------------------------------------------------------------------
2903-87-000         SPANNER WRENCH                      EA
2903-91-000         QUICK COUPLE SCRDRIVER SM HEX       EA
2903-93-000         COMPRESSION DEVICE                  EA
2903-95-000         FIXATION PIN                        EA
2903-97-000         RATCHET SPANNER                     EA
2903-98-000         MINI HNDL QUICK COUPLE              EA

2904-32-000         WIRE GUIDE                          EA
2904-34-000         WIRE TIGHTENER                      EA
2904-41-000         BONE HOLDING FORCEP 6IN             EA
2904-43-000         VERBRUGGE FORCEP 7.5 IN             EA
2904-45-000         VERBRUGGE FORCEP 9.5 IN             EA
2904-47-000         VERBRUGGE FORCEP 10.25 IN           EA
2904-48-000         BONE HOLDING FORCEP 200MM           EA
2904-49-000         VERBRUGGE FORCEP 11 IN              EA
2904-50-000         BONE HOLDING FORCEP 160MM           EA
2904-71-000         BENDING IRON SM PLATE 3.5/2.7       EA
2904-72-000         BENDING PRESS                       EA
2904-73-000         BENDING IRON SM PLATE 2.7/3.5       EA
2904-74-000         BENDING IRON                        EA
2904-76-000         BENDING PLIERS                      EA
2904-83-000         MINI COUNTERSINK                    EA                 *                   *
2904-87-000         SMALL COUNTERSINK                   EA
2904-88-000         BENDING IRON FOR SMALL PLATES       EA
2904-89-000         RASP SQ BLADE CVD                   EA
2904-91-000         RASP SPADE END ST                   EA
2904-93-000         RASP SPADE END CVD                  EA
2904-94-000         BENDING ROD FOR K-WIRES             EA

2905-44-000         SCREW DEPTH GAUGE SM                EA
2905-45-000         DRILL TEMPLATE/NARROW               EA
2905-46-000         SM PLATE HOLDING FORCEPS            EA
2905-47-000         DRILL TEMPLATE/BROAD                EA
2905-49-000         POINTED BONE HOLDING FORCEPS        EA
2905-50-000         NEUTRAL/LOAD DUO DRILL GD 2.7       EA
2905-52-000         NEUTRAL/LOAD DUO DRILL GD 4.5       EA
2905-53-000         NEUTRAL/LOAD DUO DRILL 3.5 F THD    EA
2905-69-000         SCREW FORCEPS                       EA
2905-73-000         SCREW DEPTH GAUGE MINI              EA
2905-74-000         BROAD PLATE TEMPLATE 5H             EA
2905-85-000         3.5 PLATE BEND TEMPLATE 4H          EA
2905-86-000         3.5 PLATE BEND TEMPLATE 7H          EA
2905-87-000         3.5 PLATE BEND TEMPLATE 10H         EA

2907-00-000         SM FRACTURE FRAG REDUC INST         EA
-----------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------------------------------------------
                                         FRACTURE MANAGEMENT
                                                                                                     *%
CATALOG NO.         DESCRIPTION                         U/M               BASE PRICE              COMMITTED
-------------------------------------------------------------------------------------------------------------
2907-02-000         LG FRACTURE FRAG REDUC INST         EA
2907-06-000         3.5 RECONSTRUCT PLT BEND IRONS      PR

2920-00-000         REFINE FUSION SYSTEM                SE
2920-02-000         CONCAVE REAMER 8MM                  EA
2920-04-000         CONCAVE REAMER 12MM                 EA
2920-06-000         CONCAVE REAMER 18MM                 EA
2920-08-000         CONVEX REAMER 6MM                   EA
2920-10-000         CONVEX REAMER 8MM                   EA
2920-12-000         CONVEX REAMER 10MM                  EA
2920-14-000         CONVEX REAMER 12MM                  EA
2920-16-000         CONVEX REAMER 16MM                  EA
2920-18-000         QUICK COUPLE HANDLE                 EA
2920-20-000         STERILIZATION CASE                  EA

5600-16-000         WIRE GUIDE .028 BX6                 BX
5600-17-000         WIRE GUIDE .035 BX6                 BX
5600-18-000         WIRE GUIDE .045 BX6                 BX
5600-19-000         WIRE GUIDE .062 BX6                 BX
5600-20-000         K WIRE & GUIDE 5.5X.028 BX6         BX
5600-21-000         K WIRE & GUIDE 5.5X.035 BX6         BX                    *                        *
5600-22-000         K WIRE & GUIDE 5.5X.045 BX6         BX
5600-23-000         K WIRE & GUIDE 5.5X.062 BX6         BX
5600-54-000         SPLASH SHIELD 6IN BX6               BX
5600-55-000         SPLASH SHIELD 4IN BX6               BX
5600-56-000         SINGLE ORIF NOZ 4IN BX6             BX
5600-57-000         SHOW HEAD NOZ ST 4IN BX6            BX
5600-58-000         FEMORAL NOZ 9IN BX6                 BX
5600-59-000         SHOW HEAD NOZ ANG 4IN BX6           BX
5600-60-000         FEMORAL NOZ 12IN BX6                BX
5600-61-000         SPLASH SHIELD 2IN CONE BX6          BX
5600-62-000         FEMORAL NOZ PROX SPRAY 9IN BX6      BX
5600-63-000         FEMORAL NOZ PROX SPRAY 12 BX6       BX
5600-64-000         TUBING SET BX6                      BX
5600-65-000         SUCT ATTACH ANG 6IN BX6             BX
5600-66-000         SUCT ATTACH ST 6IN BX6              BX
5600-67-000         SUCT ATTACH FEM 12IN BX6            BX
5600-68-000         GEN PURP TUB/NOZ SET BX6            BX
5600-69-000         TOT HIP TUB/NOZ SET BX6             BX
5600-70-000         TOT KNEE TUB/NOZ SET BX6            BX

5602-24-000         MCGRAW BOTTLE ADAPT BX6             BX
5602-50-000         BUR GUARD LNG MICRO DRILL           EA
5602-51-000         BUR GUARD EX LNG MICRO DRILL        EA
5602-52-000         NOSE SHIELD MICRO DRILL BX10        BX
-------------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                                  *   %
CATALOG NO.             DESCRIPTION                               U/M         BASE PRICE        COMMITTED
--------------------------------------------------------------------------------------------------------------
5602-57-000             SAG SAW BL ST 12MM                         EA
5602-58-000             SAG SAW BL ST 7MM                          EA
5602-59-000             SAG SAW BL ST 4MM                          EA
5602-60-000             SAG SAW BL 45 DEG ANG 4MM                  EA
5602-61-000             SAG SAW BL 45 DEG ANG 8MM                  EA
5602-62-000             SAG SAW BL 50 DEG ANG 10MM                 EA
5602-63-000             SAG SAW BL 70 DEG BENT 10MM                EA
5602-64-000             SAG SAW BL 70 DEG BENT SHORT               EA
5602-65-000             SAG SAW BL 70 DEG BENT RND                 EA
5602-66-000             SAG SAW BL ST 12MM                         EA
5602-67-000             SAG SAW BL 45 DEG ANG 7.5MM                EA
5602-68-000             SAG SAW BL 45 DEG ANG 6MM                  EA
5602-69-000             SAG SAW BL ST 9MM                          EA
5602-70-000             SAG SAW BL ST 7MM                          EA
5602-75-000             RECIP BL MEDIUM 25MM                       EA
5602-76-000             RECIP BL LONG 38MM                         EA
5602-77-000             RECIP BL EXTEND 12MM                       EA
5602-78-000             RECIP BL EXTENDED 12MM                     EA
5602-79-000             RECIP BL VERTICAL OSTEOTOMY                EA
5602-81-000             RECIP BL GENIOPLASTY 38MM                  EA

5603-09-000             OS BL MED 10x12MM DEEP CT                  EA             *                  *
5603-10-000             OS BL 25 BENT 10x11MM DEEP CT              EA
5603-11-000             OS BL LNG 12x16MM DEEP CT                  EA
5603-12-000             OS BL RND 10x12MM DEEP CT                  EA
5603-13-000             OS BL 25 BENT 10x11MM DEEP CT              EA
5603-14-000             OS BL ST 10x10MM DEEP CT                   EA
5603-15-000             OS BL 25 BENT 10x9MM DEEP CT               EA
5603-16-000             OS BL 25 BENT 10x10MM DEEP CT              EA
5603-17-000             OS BL 25 BENT 9x6MM DEEP CT                EA
5603-27-000             RASP TEAR CROSSCUT                         EA
5603-28-000             RASP COTTLE                                EA
5603-29-000             RASP RIORDAN                               EA
5603-30-000             ZIM REPL SM STRAIGHT RASP                  EA
5603-31-000             ZIM REPL LG STRAIGHT RASP                  EA
5603-32-000             ZIM REPL SM CROSS CUT RASP                 EA
5603-33-000             ZIM REPL LG CROSS CUT RASP                 EA
5603-34-000             ZIM REPL SM INTRAMED RASP                  EA
5603-35-000             ZIM REPL LG INTRAMED RASP                  EA
5603-81-000             SHORT LATCH BURR STR 2MM                   EA
5603-83-000             SHORT LATCH BURR TAPER 1MM                 EA

5604-36-000             TWIST DRILL 1MM                            EA
5604-37-000             TWIST DRILL 1.5MM                          EA
5604-38-000             TWIST DRILL 2MM                            EA

-----------------------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                          U/M  BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5605-24-000    STRY REPL RND BUR 3.1MM 10 FLUT      EA
5605-25-000    STRY REPL RND BUR 4MM 12 FLUT        EA
5605-26-000    STRY REPL RND BUR 4.7MM 12 FLUT      EA
5605-27-000    STRY REPL RND BUR 6MM 16 FLUT        EA
5605-28-000    STRY REPL RND BUR 7MM 14 FLUT        EA
5605-29-000    STRY REPL WR WR PASS DR 1MM          EA
5605-30-000    STRY REPL WR WR PASS DR 1.2MM        EA
5605-31-000    STRY REPL WR WR PASS DR 1.5MM        EA
5605-32-000    STRY REPL WR WR PASS DR 1.9MM        EA
5605-33-000    STRY REPL FISSURE BUR 3.2MM          EA
5605-34-000    STRY REPL SER BONE DR 2.3MM          EA
5605-35-000    STRY REPL LINDEMAN DR 1.5MM          EA
5605-36-000    STRY REPL DRILL 1.5MM                EA
5605-37-000    STRY REPL DRILL 2.7MM                EA
5605-38-000    STRY REPL TOP SIDE CUT DR2.3MM       EA
5605-39-000    STRY REPL SWANS PIL PT BUR 2MM       EA
5605-40-000    STRY REPL SWANS PIL PT BUR 3MM       EA
5605-41-000    STRY REPL SWANS PIL PT BUR 4MM       EA
5605-43-000    STRY REPL SIDE CUT BUR 2MM           EA
5605-44-000    STRY REPL BAR BUR 6MM 14FLUT         EA
5605-45-000    STRY REPL EGG BUR 6MM 14FLUT         EA
5605-46-000    STRY REPL PEAR BUR 6MM 14FLUT        EA       *          *
5605-47-000    STRY REPL RND BUR 6MM 15FLUT         EA
5605-48-000    STRY REPL RND BUR 7MM 14FLUT         EA
5605-49-000    STRY REPL EGG BUR 4MM 10FLUT         EA
5605-50-000    ROUND SS OTOLOGY BUR                 EA
5605-51-000    ROUND SS OTOLOGY BUR                 EA
5605-52-000    STRY REPL RND BAY BUR 2MM            EA
5605-53-000    STRY REPL RND BAY BUR 2.5MM          EA
5605-54-000    STRY REPL RND BAY BUR 3MM            EA
5605-55-000    STRY REPL RND BAY BUR 3.5MM          EA
5605-56-000    STRY REPL RND BAY BUR 4MM            EA
5605-57-000    STRY REPL RND BAY BUR 4.5MM          EA
5605-58-000    STRY REPL RND BAY BUR 5MM            EA
5605-59-000    STRY REPL RND BUR 2.4MM 6FLUT        EA
5605-60-000    STRY REPL RND BUR 3.2MM 6FLUT        EA
5605-61-000    STRY REPL RND BUR 4MM 6FLUT          EA
5605-62-000    STRY REPL RND BUR 4MM 8FLUT          EA
5605-63-000    STRY REPL RND BUR 4.8MM 6FLUT        EA
5605-64-000    STRY REPL RND BUR 4.8MM 8FLUT        EA
5605-65-000    STRY REPL RND BUR 5.5MM 8FLUT        EA
5605-66-000    STRY REPL RND BUR 6.3MM 8FLUT        EA
5605-67-000    STRY REPL RND BUR 7.1MM 8FLUT        EA
5605-68-000    STRY REPL RND BUR 1MM 12FLUT         EA
5605-69-000    STRY REPL RND BUR 1.5MM 16FLUT       EA

-----------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.





































--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                          U/M  BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5605-70-000    STRY REPL RND BUR 2MM 18FLUT         EA
5605-71-000    STRY REPL RND BUR 2.3MM 20FLUT       EA
5605-72-000    STRY REPL RND BUR 3MM 20FLUT         EA
5605-73-000    STRY REPL RND BUR 4MM 25FLUT         EA
5605-74-000    STRY REPL RND CAR BUR 2.3MM          EA
5605-75-000    STRY REPL SIDE CUT CAR BUR 1.6       EA
5605-76-000    STRY REPL SIDE CUT CAR BUR 1.2       EA
5605-77-000    STRY REPL SIDE CUT CAR BUR 1.6       EA
5605-78-000    STRY REPL SIDE CUT CAR BUR 2.1       EA
5605-79-000    STRY REPL RND CAR BUR 1.8MM          EA
5605-81-000    STRY REPL END CUT CAR BUR 1.2        EA
5606-01-000    STRY REPL 1104 SM OSCIL BLADE        EA
5606-02-000    STRY REPL 1102 SM OSCIL BLADE        EA
5606-03-000    STRY REPL 1116 SM OSCIL BLADE        EA
5606-04-000    STRY REPL 1114 SM OSCIL BLADE        EA
5606-05-000    STRY REPL 1100 SEC OSCIL BLADE       EA
5606-06-000    STRY REPL 1101 SEC OSCIL BLADE       EA
5606-07-000    STRY REPL 1106 SEC OSCIL BLADE       EA
5606-08-000    STRY REPL SPIN COL OSCIL BLADE       EA
5606-09-000    STRY REPL SM OSCIL MAND RND LG       EA
5606-10-000    STRY REPL SM OSCIL MAND RND SM       EA
5606-11-000    STRY REPL LG OSCIL WI .025           EA       *          *
5606-12-000    STRY REPL 277-31-101 SM OSCIL        EA
5606-13-000    STRY REPL 277-31-102 SM OSCIL        EA
5606-14-000    STRY REPL 277-31-103 SM OSCIL        EA
5606-15-000    STRY REPL 277-31-104 SM OSCIL        EA
5606-16-000    STRY REPL LG OS EX KNEE .035         EA
5606-17-000    STRY REPL LG OSCIL RL WI .035        EA
5606-18-000    STRY REPL LG OSCIL BL WI .050        EA
5606-19-000    STRY REPL LG OSCIL BL MD .032        EA
5606-20-000    STRY REPL LG OSCIL BL MD .025        EA
5606-21-000    STRY REPL 27788125 LG OS STERN       EA
5606-22-000    STRY REPL 27788137 LG OS STERN       EA
5606-23-000    STRY REPL 27788140 LG OSCIL          EA
5606-24-000    STRY REPL 27788145 LG OSCIL          EA
5606-25-000    STRY REPL 27788150 LG OSCIL          EA
5606-26-000    STRY REPL 27788155 LG OSCIL          EA
5606-27-000    STRY REPL 27788156 LG OSCIL          EA
5606-28-000    STRY REPL 27788160 LG OSCIL          EA
5606-29-000    STRY REPL 27788175 LG OSCIL          EA
5606-30-000    LG OSCIL KNEE BLD 4X.035 THI         EA
5606-31-000    LG OSCIL BL 4X.050 THI               EA
5606-32-000    LG OSCIL BL 4X.025 EX WIDE           EA
5606-33-000    LG OSCIL STER BL .025 THI            EA

-----------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.









































--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                          U/M  BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5606-36-000    LG OSCI KNEE BL .035 THI             EA
5606-37-000    STRY REPL 27731410 SM OSCIL          EA
5606-38-000    STRY REPL 27731411 SM OSCIL          EA
5606-39-000    STRY REPL 27731412 SM OSCIL          EA
5606-40-000    STRY REPL 27731413 SM OSCIL          EA
5606-41-000    STRY REPL 27731414 SM OSCIL          EA
5606-42-000    STRY REPL 27731415 SM CRES OS        EA
5606-43-000    STRY REPL 27731416 SM CRES OS        EA
5606-44-000    STRY REPL 2773132 SM CRES OS         EA
5606-45-000    STRY REPL 2773132 SM MANDIB OS       EA
5606-46-000    STRY REPL 2773133 SM ILAC CR         EA
5606-47-000    STRY REPL 2773134 SM MANDIB OS       EA
5606-48-000    STRY REPL 2773150 SM MANDIB OS       EA
5606-49-000    STRY REPL 2773152 SM MANDIB OS       EA
5606-50-000    STRY REPL 1675111 SM RECIP R/E       EA
5606-51-000    STRY REPL 1675106 SM RECIP R/E       EA
5606-52-000    STRY REPL 1675121 SM RECIP           EA
5606-53-000    STRY REPL 1675111 SM RECIP           EA
5606-54-000    STRY REPL 1675123 SM RECIP           EA        *          *
5606-55-000    STRY REPL SM RECIP R-PLASTY          EA
5606-56-000    STRY REPL 167512 SM RECIP            EA
5606-57-000    STRY REPL 27787100 SM RECIP          EA
5606-58-000    STRY REPL 29897100 SM RECIP          EA
5606-59-000    STRY REPL 27796250 LG RECIP          EA
5606-60-000    STRY REPL 27796300 LG RECIP          EA
5606-61-000    STRY REPL 27796325 LG RECIP          EA
5606-66-000    ZIM REPL WR PS DR 1MM                EA
5606-67-000    ZIM REPL WR PS DR 1.5MM              EA
5606-83-000    STRY REPL SM SAG BL ANG              EA
5606-84-000    STRY REPL SM SAG RL ST               EA
5607-01-000    ZIM REPL RND HEAD BUR 2.3MM          EA
5607-02-000    ZIM REPL SIDE CUT BUR 1.6MM          EA
5607-03-000    SIDE CUT TAP BUR 1.2MM               EA
5607-04-000    ZIM REPL SID CUT TAP BUR 1.6MM       EA
5607-05-000    SIDE CUT TAP BUR 1.8MM               EA
5607-06-000    ZIM REPL RND HEAD BUR 1.8MM          EA
5607-07-000    ZIM REP RND END BUR 1.2MM            EA
5607-08-000    ZIM REPL SID CUT CAR BUR 1.2MM       EA
5607-09-000    SIDE/END CUT CAR BUR 0.5MM           EA
5607-10-000    ZIM REPL SID CUT CAR BUR 1MM         EA
5607-11-000    ZIM REPL MD SIDE CAR BUR 1.5MM       EA
5607-12-000    MED SIDE CUT TOP CAR BUR 1MM         EA
5607-13-000    ZIM REPL MD SIDE CAR BUR 1.5MM       EA
5607-14-000    ZIM REPL MD SIDE CAR BUR 2MM         EA

-----------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                                    *  %
CATALOG NO.             DESCRIPTION                                   U/M         BASE PRICE      COMMITTED
-----------------------------------------------------------------------------------------------------------
5607-15-000             ZIM REPL MD LIND SS BUR 1.6MM                 EA
5607-16-000             ZIM REPL MD SIDE CAR BUR 2MM                  EA
5607-17-000             ZIM REPL CUT CAR BUR 1MM                      EA
5607-18-000             ZIM REPL MD RND CAR BUR 1.5MM                 EA
5607-19-000             ZIM REPL MD RND CAR BUR 2.0MM                 EA
5607-20-000             ZIM REPL MED RND CAT CUR 2.4MM                EA
5607-21-000             ZIM REPL MED RND CUT CUR 3MM                  EA
5607-22-000             ZIM REPL MED RND CUT CAR 4MM                  EA
5607-23-000             ZIM REPL MED RND CUT CAR 5MM                  EA
5607-24-000             ZIM REPL MED RND CUT CAR 6.5MM                EA
5607-25-000             ZIM REPL MED OV CUT CAR 4MM                   EA
5607-26-000             ZIM REPL MED OV CUT CAR 5.5MM                 EA
5607-27-000             ZIM REPL MED BAR CAR BUR 2MM                  EA
5607-28-000             ZIM REPL MED BAR CAR BUR 4MM                  EA
5607-29-000             ZIM REPL MED RND BAY BUR 2MM                  EA
5607-30-000             ZIM REPL MED RND BAY BUR 4MM                  EA
5607-31-000             ZIM REPL MED RND BAY BUR 6MM                  EA
5607-32-000             ZIM REPL MED OV BAY BUR 4MM                   EA
5607-33-000             ZIM REPL BAY DERMABRADER 4MM                  EA
5607-34-000             ZIM REPL BAY DERMABRADER 7MM                  EA
5607-35-000             ZIM REPL BAY DERMABRADER 12MM                 EA
5607-36-000             ZIM REPL BAY DERMABRADER 10MM                 EA
5607-37-000             BAY DERMABRADER 5MM                           EA              *              *
5607-38-000             LIND CAR BUR 1.5MM                            EA
5607-39-000             SHANNON 44 SS BUR 2.3MM                       EA
5607-40-000             LIND CAR BUR 1.5MM                            EA
5607-41-000             ZIM REPL LNG SD TAP BUR 1.7MM                 EA
5607-42-000             ZIM REPL LNG SD TAP BUR 1.5MM                 EA
5607-43-000             ZIM REPL LNG SD TAP BUR 2MM                   EA
5607-44-000             ZIM REPL LNG SD TAP BUR 2MM                   EA
5607-45-000             ZIM REPL LNG RND CAR BUR 1MM                  EA
5607-46-000             ZIM REPL LNG RND CAR BUR 1.5MM                EA
5607-47-000             ZIM REPL LNG RND CAR BUR 2MM                  EA
5607-48-000             ZIM REPL LNG RND CAR BUR 3MM                  EA
5607-49-000             ZIM REPL LNG RND CAR BUR 4MM                  EA
5607-50-000             ZIM REPL LNG RND CAR BUR 5MM                  EA
5607-51-000             ZIM REPL LNG RND CAR BUR 6.5MM                EA
5607-52-000             ZIM REPL LNG OV CAR BUR 4MM                   EA
5607-53-000             ZIM REPL LNG OV CAR BUR 5.5MM                 EA
5607-54-000             ZIM REPL LNG BAR CAR BUR 2MM                  EA
5607-55-000             ZIM REPL LNG BAR CAR BUR 4MM                  EA
5607-56-000             ZIM REPL LNG RND BAY BUR 2MM                  EA
5607-57-000             ZIM REPL LNG RND DMD BUR 3MM                  EA
5607-58-000             ZIM REPL LNG RND DMD BUR 4MM                  EA
5607-59-000             ZIM REPL LNG RND DMD BUR 5MM                  EA

-----------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separetly with the Commissions.

------------------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                                   *   %
CATALOG NO.           DESCRIPTION                                  U/M         BASE PRICE        COMMITTED
------------------------------------------------------------------------------------------------------------
5607-60-000           ZIM REPL LNG RND DMD BUR 6MM                 EA
5607-61-000           ZIM REPL LNG OV DMD BUR 4MM                  EA
5607-63-000           Z LNG SD CUT TAP CAR BUR 2MM                 EA
5607-64-000           ZIM REPL X LNG RND CAR BUR 2MM               EA
5607-65-000           X LNG RND CUT CAR BUR 3MM                    EA
5607-66-000           ZIM REPL X LNG RND CAR BUR 4MM               EA
5607-67-000           ZIM REPL X LNG RND CAR BUR 5MM               EA
5607-68-000           ZIM REPL X LNG OV CAR BUR 4MM                EA
5607-69-000           ZIM REPL X LNG OV CAR BUR 5.5                EA
5607-70-000           ZIM REPL X LNG RND DMN BUR 2MM               EA
5607-71-000           ZIM REPL X LNG RND DMN BUR 3MM               EA
5607-72-000           ZIM REPL X LNG RND DMN BUR 5MM               EA
5607-73-000           ZIM REPL SH SD CAR BUR 1MM                   EA
5607-74-000           ZIM REPL SH SD CAR BUR 1.5MM                 EA
5607-75-000           ZIM REPL SH SD CAR BUR 1.7MM                 EA
5607-76-000           ZIM REPL SH SD CAR BUR 1.5MM                 EA
5607-77-000           ZIM REPL SH SD CAR BUR 2MM                   EA
5607-78-000           ZIM REPL SH RND CAR BUR 1MM                  EA
5607-79-000           ZIM REPL SH RND CAR BUR 1.5MM                EA
5607-81-000           ZIM REPL SH RND CAR BUR 2MM                  EA
5607-84-000           ZIM REPL STERNUM BLADE                       EA              *                 *
5607-85-000           ZIM REPL NEURO SPINAL BL                     EA
5607-86-000           ZIM REPL NEURO ST/FLT/BL                     EA
5607-87-000           ZIM REPL NEURO WR PASS DR                    EA
5607-88-000           ZIM REPL OSCILLATOR BL 5052550               EA
5607-89-000           ZIM REPL OSCILLATOR BL 5052551               EA
5607-90-000           ZIM REPL OSCILLATOR BL 5052552               EA
5607-91-000           ZIM REPL OSCILLATOR BL 5052553               EA
5607-92-000           ZIM REPL OSCILLATOR BL 5052554               EA
5607-93-000           OSCILLATOR BLADE .040IN                      EA
5607-94-000           ZIM REPL OSCILLATOR BL 5052555               EA
5607-95-000           OSCILLATOR BL FITS ZIM                       EA
5607-96-000           ZIM REPL SM OSC BL ST 5MM                    EA
5607-97-000           ZIM REPL SM OSC BL ST 10MM                   EA
5607-98-000           ZIM REPL SM OSC BL ST 5MM                    EA
5607-99-000           ZIM REPL SM OSC BL ST 10MM                   EA

5608-01-000           ZIM REPL SM OSC BL ST 5MM                    EA
5608-02-000           SM OSC BL ST 10MM                            EA
5608-03-000           ZIM REPL SM OSC BL 18MM                      EA
5608-04-000           SM OSC BL 18MM FITS ZIMMER                   EA
5608-05-000           ZIM REPL SM OSC BL BENT 5MM                  EA
5608-06-000           SM OSC BL FITS ZIMMER                        EA
5608-07-000           ZIM REPL SM OSC BL 5053-69/269               EA
5608-08-000           ZIM REPL SM OSC BL CRESC 9MM                 EA

-------------------------------------------------------------------------------------------------------------

*Confidential portions ommitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------------------------
                                               FRACTURE MANAGEMENT
                                                                                                     *   %
CATALOG NO.            DESCRIPTION                                      U/M        BASE PRICE      COMMITTED
---------------------------------------------------------------------------------------------------------------------
5608-09-000            ZIM REPL SM OSC BL CRESC  13MM                   EA
5608-10-000            ZIM REPL SM OSC BL CRESC  18MM                   EA
5608-11-000            ZIM REPL SM OSC BL ST 10MM                       EA
5608-12-000            ZIM REPL AIR DRIV BL                             EA
5608-13-000            ZIM REPL STERNOTOMY BL                           EA
5608-14-000            ZIM REPL OSC EXT KNEE BL .050                    EA
5608-15-000            OSC BL 19MM x 85MM DEEP CUT                      EA
5608-16-000            ZIM REPL OSC BL OPPOSED THT                      EA
5608-17-000            ZIM REPL OSC BL OPPOSED THT                      EA
5608-18-000            ZIM REPL OSC BL 19.5x71MM DP                     EA
5608-19-000            ZIM REPL SM OSC BL 10x28.5 DP                    EA
5608-20-000            ZIM REPL SM OSC BL CURV PROF                     EA
5608-21-000            SM OSC BL BENT 5.5MM FITS ZIM                    EA
5608-22-000            LG OSC BL EXT KNEE .035 THI                      EA
5608-23-000            SM OSC BL BENT 9.5MM FITS ZIM                    EA
5608-24-000            LG OSC BL EXT KNEE .035 THI                      EA
5608-25-000            OSC BL 19.5x71MM DEEP CT                         EA
5608-26-000            ZIM REPL X LG OS BL                              EA
5608-28-000            SM RECIP BL FITS ZIM                             EA
5608-29-000            ZIM RPL SM RECP BL 5053-21/221                   EA
5608-30-000            ZIM REPL STERN BL 5059-032                       EA
5608-32-000            ZIM REPL SM RECIP BL 5053-050                    EA              *               *
5608-33-000            ZIM REPL SM RECIP BL 5053-051                    EA
5608-34-000            ZIM REPL SM RECIP BL 5053-052                    EA
5608-35-000            ZIM REPL SM RECIP BL 5053-053                    EA
5608-36-000            ZIM RPL LG RCIP BL 5052-58/258                   EA
5608-37-000            ZIM RPL LG RCIP BL 5052-59/259                   EA
5608-38-000            ZIM RPL RECIP BL 5052-60/260                     EA
5608-39-000            ZIM RPL RECIP BL 5052-61/261                     EA
5608-40-000            ZIM RPL RECIP BL 5052-73/273                     EA
5608-41-000            ZIM RPL SM RCIP BL 5053-20/220                   EA
5608-42-000            ZIM REPL BENT OSTEOTOMY BL                       EA
5608-43-000            ZIM REPL SM SAG BL FINE TOOTH                    EA
5608-44-000            SM SAG BL FINE TOOTH FITS ZIM                    EA
5608-45-000            SM SAG BL FINE TOOTH FITS ZIM                    EA
5608-46-000            SM SAG BL FINE TOOTH FITS ZIM                    EA
5608-47-000            ZIM REPL SM SAG BL COAR 505330                   EA
5608-48-000            ZIM REPL SM SAG BL COAR 505331                   EA
5608-49-000            ZIM REPL SM SAG BL COAR 505332                   EA
5608-50-000            ZIM REPL SM SAG BL COAR 505333                   EA
5608-51-000            ZIM REPL SM SAG BL COAR 505334                   EA
5608-52-000            ZIM REPL SM SAG BL COAR 505335                   EA
5608-53-000            ZIM REPL SM SAG BL COAR 505336                   EA
5608-54-000            ZIM REPL SM SAG BL COAR 505337                   EA
5608-55-000            ZIM REPL SM SAG BL FINE 505338                   EA

-------------------------------------------------------------------------------------------------------------

*Confidential portions ommitted and filed separately with the Commission.

-------------------------------------------------------------------------------------------------
                             FRACTURE MANAGEMENT
                                                                                            * %
CATALOG NO.    DESCRIPTION                                          U/M    BASE  PRICE  COMMITTED
-------------------------------------------------------------------------------------------------
5608-56-000    ZIM REPL SM SAG BL FINE 505339                       EA
5608-57-000    ZIM REPL SM SAG BL FINE 505340                       EA
5608-58-000    ZIM REPL SM SAG BL FINE 505341                       EA
5608-59-000    ZIM REPL SM SAG BL FINE 505342                       EA
5608-60-000    ZIM REPL SM SAG CURV FINE -28                        EA
5608-61-000    ZIM REPL SM SAG CURV FINE -29                        EA
5608-62-000    ZIM REPL SWANS PIL PT REAM 2MM                       EA
5608-63-000    ZIM REPL SWANS PIL PT REAM 3MM                       EA
5608-64-000    ZIM REPL SWANS PIL PT REAM 4MM                       EA
5608-65-000    SWANS PIL PT REAM 5MM                                EA
5608-66-000    ZIM REPL WIRE PASS DRILL 1MM                         EA
5608-67-000    ZIM REPL WIRE PASS DRILL 1.5MM                       EA
5608-68-000    ZIM REPL WIRE PASS DRILL 2MM                         EA
5608-69-000    WIRE PASS DRILL                                      EA
5608-90-000    ZIM STYLE BL .050 IN TH                              EA
5608-91-000    ZIM STYLE RIB BL .060 IN TH                          EA
5608-92-000    ZIM STYLE DMND TTH BL . 050 TH                       EA
5608-93-000    ZIM STYLE NARROW BL .050 TH                          EA

5609-01-000    ZIM RPL OSTEO BURR 5056-17                           EA
5609-02-000    ZIM RPL OSTEO BURR 5056-18                           EA
5609-03-000    ZIM RPL OSTEO BURR 5056-19                           EA
5609-04-000    ZIM RPL OSTEO BURR 5056-25                           EA         *            *
5609-05-000    ZIM RPL OSTEO BURR 5056-26                           EA
5609-06-000    ZIM RPL OSTEO BURR 5056-27                           EA
5609-07-000    ZIM RPL OSTEO BURR 5056-28                           EA
5609-08-000    ZIM RPL OSTEO BURR 5056-40                           EA
5609-09-000    ZIM RPL OSTEO BURR 5056-42                           EA
5609-10-000    ZIM RPL OSTEO BURR 5056-44                           EA
5609-11-000    ZIM RPL OSTEO BURR 5056-45                           EA
5609-12-000    ZIM RPL OSTEO BURR 5056-46                           EA
5609-13-000    ZIM RPL OSTEO BURR 5056-47                           EA
5609-14-000    ZIM RPL OSTEO BURR 5056-48                           EA
5609-15-000    ZIM RPL OSTEO BURR 5056-50                           EA
5609-16-000    ZIM RPL OSTEO BURR 5056-52                           EA
5609-17-000    ZIM RPL OSTEO BURR 5056-58                           EA
5609-18-000    ZIM RPL OSTEO BURR 5056-59                           EA
5609-19-000    ZIM RPL OSTEO BURR 5056-60                           EA
5609-20-000    ZIM RPL OSTEO BURR 5056-61                           EA
5609-21-000    ZIM RPL OSTEO BURR 5056-62                           EA
5609-22-000    ZIM RPL OSTEO BURR 5056-58                           EA
5609-23-000    ZIM RPL OSTEO BURR 5056-64                           EA
5609-24-000    ZIM RPL OSTEO BURR 5056-65                           EA
5609-25-000    ZIM RPL OSTEO BURR 5056-66                           EA
5609-26-000    ZIM RPL OSTEO BURR 5056-80                           EA
-------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                        U/M  BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
5609-27-000    ZIM RPL OSTEO BURR 5056-81         EA
5609-28-000    ZIM RPL OSTEO BURR 5056-82         EA
5609-29-000    ZIM RPL OSTEO BURR 5056-83         EA
5609-30-000    ZIM RPL OSTEO BURR 5056-84         EA
5609-31-000    ZIM RPL OSTEO BURR 5056-85         EA
5609-32-000    ZIM RPL OSTEO BURR 5056-86         EA

5610-01-000    3M REPL NEURO BL C451              EA
5610-03-000    3M MAXI-DRIV REPL OS BL TOT KN     EA
5610-04-000    3M MAXI-DRIV REPL OS BL TOT KN     EA
5610-05-000    3M REPL OS BL L121                 EA
5610-06-000    3M REPL OS BL L122                 EA
5610-07-000    3M REPL OS BL L123                 EA
5610-08-000    3M REPL OS BL L124                 EA
5610-09-000    3M REPL OS BL L125                 EA
5610-10-000    3M REPL OS BL L126                 EA
5610-11-000    3M REPL OS BL L127                 EA
5610-12-000    3M REPL OS BL L128                 EA
5610-13-000    3M REPL OS BL L129                 EA
5610-14-000    3M REPL OS BL L130                 EA
5610-15-000    3M REPL OS BL L131                 EA
5610-16-000    3M REPL OS BL L132                 EA        *              *
5610-17-000    3M REPL OS BL L133                 EA
5610-18-000    3M REPL OS BL L134                 EA
5610-19-000    3M REPL OS BL L135                 EA
5610-20-000    OS BL FITS 3M MAXI-DRIVER          EA
5610-21-000    3M REPL OS BL L137                 EA
5610-22-000    3M REPL OS BL L138                 EA
5610-23-000    LG OS EX KNEE BL .035 IN THI       EA
5610-24-000    LG OS EX KNEE BL .035 IN THI       EA
5610-26-000    3M AIR DRIV REPLOSTEO D392         EA
5610-27-000    3M AIR DRIV REPLOSTEO D397         EA
5610-29-000    3M AIR DRIV REPLOSTEO D401         EA
5610-30-000    3M AIR DRIV REPLOSTEO D402         EA
5610-32-000    3M REPL RECIP BL P510              EA
5610-33-000    3M REPL RECIP BL P511              EA
5610-34-000    3M REPL RECIP BL P512              EA
5610-35-000    3M REPL RECIP BL P513              EA
5610-36-000    3M REPL SAG BL MINI DRIV K121      EA
5610-37-000    3M REPL SAG BL MINI DRIV K122      EA
5610-38-000    3M REPL SAG BL MINI DRIV K123      EA
5610-39-000    3M REPL SAG BL MINI DRIV K124      EA
5610-40-000    3M REPL SAG BL MINI DRIV K125      EA
5610-41-000    3M REPL SAG BL MINI DRIV K131      EA
5610-42-000    3M REPL SAG BL MINI DRIV K132      EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5610-43-000    3M REPL SAG BL MINI DRIV K134      EA
5610-44-000    3M REPL SAG BL MINI DRIV K134      EA
5610-45-000    3M REPL SAG BL MINI DRIV K134      EA
5610-54-000    OSC BL MAX DRIV DMND TTH .050      EA

5614-50-000    Z REPL CEBATOME BURR 5052-181      EA
5614-51-000    Z REPL CEBATOME BURR 5052-182      EA
5614-52-000    Z REPL CEBATOME BURR 5052-183      EA
5614-53-000    Z REPL CEBATOME BURR 5052-184      EA
5614-54-000    Z REPL CEBATOME BURR 5052-185      EA
5614-55-000    Z REPL CEBATOME BURR 5052-186      EA

5617-01-000    STRY RPL SM OSC BL 296-31-410      EA
5617-02-000    STRY RPL SM OSC BL 296-31-411      EA
5617-03-000    STRY RPL SM OSC BL 296-31-412      EA
5617-04-000    STRY RPL SM OSC BL 296-31-413      EA
5617-05-000    STRY RPL SM OSC BL 296-31-414      EA
5617-06-000    STRY RPL SM OSC BL 296-31-415      EA
5617-20-000    STRY RPL SM SAG BL 296-34-102      EA
5617-21-000    STRY RPL SM SAG BL 296-34-103      EA
5617-22-000    STRY RPL SM SAG BL 296-34-105      EA
5617-23-000    STRY RPL SM SAG BL 296-34-106      EA
5617-30-000    STRY RPL SM RECP BL 296-37-11      EA          *           *
5617-31-000    STRY RPL SM RECP BL 296-37-111     EA
5617-32-000    STRY RPL SM RECP BL 296-37-12      EA
5617-33-000    STRY RPL SM RECP BL 296-37-123     EA
5617-34-000    STRY RPL SM RECP BL 296-37-133     EA

5625-01-000    AO/SYN REPL TAP 1.5MM 311.15       EA
5625-02-000    AO/SYN REPL TAP 2.0MM 311.19       EA
5625-03-000    AO/SYN REPL TAP 2.7MM 311.25       EA
5625-04-000    AO/SYN REPL TAP 3.5MM 311.32       EA
5625-05-000    AO/SYN REPL TAP 3.5MM 311.33       EA
5625-06-000    AO/SYN REPL TAP 3.5MM 311.34       EA
5625-07-000    AO/SYN REPL TAP 4.5MM 311.45       EA
5625-08-000    AO/SYN REPL TAP 4.5MM 311.48       EA

5626-01-000    DYONICS REPL OSC BL 3701           EA
5626-02-000    DYONICS REPL OSC BL 3702           EA
5626-03-000    DYONICS REPL OSC BL 3703           EA
5626-04-000    DYONICS REPL OSC BL 3704           EA
5626-05-000    DYONICS REPL OSC BL 3705           EA
5626-06-000    DYONICS REPL OSC BL 3706           EA
5626-22-000    ZIM REPL STERNUM BL 5059-023       EA
5626-30-000    3M REPL LG OSC BL 102-589          EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                        U/M  BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
5626-60-000    TAVA REPL BL 3/4 DMD-3M STYLE      EA
5626-66-000    TAVA REPL BL 3/4 DMD OLD STYLE     EA

5627-11-000    AMK BL 1IN DMD OLD STRY S          EA
5627-12-000    AMK BL 1/2IN DMD OLD STRY S        EA         *             *
5627-15-000    AMK BL 1IN DMD SYTLES S            EA
5627-16-000    AMK BL 1/2IN DMD ZIM STYLE S       EA
5627-17-000    AMK BL 1IN DMD 3M STYLE S          EA
5627-18-000    AMK BL 1/2IN DMD 3M STYLE S        EA
5627-23-000    LCS BL 1IN NEW ZIM STERILE         EA
5627-24-000    LCS BL 1/2IN NEW ZIM STERILE       EA
5627-25-000    LCS BL 1IN AO STERILE              EA
5627-26-000    LCS BL 1/2 IN AO STERILE           EA
5627-29-000    AMK BL 1 IN AO STERILE             EA
5627-30-000    AMK BL 1/2 IN AO STERILE           EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                        U/M  BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
5609-27-000    ZIM RPL OSTEO BURR 5056-81         EA
5609-28-000    ZIM RPL OSTEO BURR 5056-82         EA
5609-29-000    ZIM RPL OSTEO BURR 5056-83         EA
5609-30-000    ZIM RPL OSTEO BURR 5056-84         EA
5609-31-000    ZIM RPL OSTEO BURR 5056-85         EA
5609-32-000    ZIM RPL OSTEO BURR 5056-86         EA

5610-01-000    3M REPL NEURO BL C451              EA
5610-03-000    3M MAXI-DRIV REPL OS BL TOT KN     EA
5610-04-000    3M MAXI-DRIV REPL OS BL TOT KN     EA
5610-05-000    3M REPL OS BL L121                 EA
5610-06-000    3M REPL OS BL L122                 EA
5610-07-000    3M REPL OS BL L123                 EA
5610-08-000    3M REPL OS BL L124                 EA
5610-09-000    3M REPL OS BL L125                 EA
5610-10-000    3M REPL OS BL L126                 EA
5610-11-000    3M REPL OS BL L127                 EA
5610-12-000    3M REPL OS BL L128                 EA
5610-13-000    3M REPL OS BL L129                 EA
5610-14-000    3M REPL OS BL L130                 EA
5610-15-000    3M REPL OS BL L131                 EA
5610-16-000    3M REPL OS BL L132                 EA
5610-17-000    3M REPL OS BL L133                 EA        *             *
5610-18-000    3M REPL OS BL L134                 EA
5610-19-000    3M REPL OS BL L135                 EA
5610-20-000    OS BL FITS 3M MAXI-DRIVER          EA
5610-21-000    3M REPL OS BL L137                 EA
5610-22-000    3M REPL OS BL L138                 EA
5610-23-000    LG OS EX KNEE BL .035 IN THI       EA
5610-24-000    LG OS EX KNEE BL .035 IN THI       EA
5610-26-000    3M AIR DRIV REPLOSTEO D392         EA
5610-27-000    3M AIR DRIV REPLOSTEO D397         EA
5610-29-000    3M AIR DRIV REPLOSTEO D401         EA
5610-30-000    3M AIR DRIV REPLOSTEO D402         EA
5610-32-000    3M REPL RECIP BL P510              EA
5610-33-000    3M REPL RECIP BL P511              EA
5610-34-000    3M REPL RECIP BL P512              EA
5610-35-000    3M REPL RECIP BL P513              EA
5610-36-000    3M REPL SAG BL MINI DRIV K121      EA
5610-37-000    3M REPL SAG BL MINI DRIV K122      EA
5610-38-000    3M REPL SAG BL MINI DRIV K123      EA
5610-39-000    3M REPL SAG BL MINI DRIV K124      EA
5610-40-000    3M REPL SAG BL MINI DRIV K125      EA
5610-41-000    3M REPL SAG BL MINI DRIV K131      EA
5610-42-000    3M REPL SAG BL MINI DRIV K132      EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5610-43-000    3M REPL SAG BL MINI DRIV K134      EA
5610-44-000    3M REPL SAG BL MINI DRIV K134      EA
5610-45-000    3M REPL SAG BL MINI DRIV K134      EA
5610-54-000    OSC BL MAX DRIV DMND TTH .050      EA

5614-50-000    Z REPL CEBATOME BURR 5052-181      EA
5614-51-000    Z REPL CEBATOME BURR 5052-182      EA
5614-52-000    Z REPL CEBATOME BURR 5052-183      EA
5614-53-000    Z REPL CEBATOME BURR 5052-184      EA
5614-54-000    Z REPL CEBATOME BURR 5052-185      EA
5614-55-000    Z REPL CEBATOME BURR 5052-186      EA

5617-01-000    STRY RPL SM OSC BL 296-31-410      EA
5617-02-000    STRY RPL SM OSC BL 296-31-411      EA
5617-03-000    STRY RPL SM OSC BL 296-31-412      EA
5617-04-000    STRY RPL SM OSC BL 296-31-413      EA
5617-05-000    STRY RPL SM OSC BL 296-31-414      EA
5617-06-000    STRY RPL SM OSC BL 296-31-415      EA
5617-20-000    STRY RPL SM SAG BL 296-34-102      EA
5617-21-000    STRY RPL SM SAG BL 296-34-103      EA
5617-22-000    STRY RPL SM SAG BL 296-34-105      EA
5617-23-000    STRY RPL SM SAG BL 296-34-106      EA
5617-30-000    STRY RPL SM RECP BL 296-37-11      EA           *          *
5617-31-000    STRY RPL SM RECP BL 296-37-111     EA
5617-32-000    STRY RPL SM RECP BL 296-37-12      EA
5617-33-000    STRY RPL SM RECP BL 296-37-123     EA
5617-34-000    STRY RPL SM RECP BL 296-37-133     EA

5625-01-000    AO/SYN REPL TAP 1.5MM 311.15       EA
5625-02-000    AO/SYN REPL TAP 2.0MM 311.19       EA
5625-03-000    AO/SYN REPL TAP 2.7MM 311.25       EA
5625-04-000    AO/SYN REPL TAP 3.5MM 311.32       EA
5625-05-000    AO/SYN REPL TAP 3.5MM 311.33       EA
5625-06-000    AO/SYN REPL TAP 3.5MM 311.34       EA
5625-07-000    AO/SYN REPL TAP 4.5MM 311.45       EA
5625-08-000    AO/SYN REPL TAP 4.5MM 311.48       EA

5626-01-000    DYONICS REPL OSC BL 3701           EA
5626-02-000    DYONICS REPL OSC BL 3702           EA
5626-03-000    DYONICS REPL OSC BL 3703           EA
5626-04-000    DYONICS REPL OSC BL 3704           EA
5626-05-000    DYONICS REPL OSC BL 3705           EA
5626-06-000    DYONICS REPL OSC BL 3706           EA
5626-22-000    ZIM REPL STERNUM BL 5059-023       EA
5626-30-000    3M REPL LG OSC BL 102-589          EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                        U/M  BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
5626-60-000    TAVA REPL BL 3/4 DMD-3M STYLE      EA
5626-66-000    TAVA REPL BL 3/4 DMD OLD STYLE     EA

5627-11-000    AMK BL 1IN DMD OLD STRY S          EA
5627-12-000    AMK BL 1/2IN DMD OLD STRY S        EA
5627-15-000    AMK BL 1IN DMD SYTLES S            EA
5627-16-000    AMK BL 1/2IN DMD ZIM STYLE S       EA
5627-17-000    AMK BL 1IN DMD 3M STYLE S          EA        *            *
5627-18-000    AMK BL 1/2IN DMD 3M STYLE S        EA
5627-23-000    LCS BL 1IN NEW ZIM STERILE         EA
5627-24-000    LCS BL 1/2IN NEW ZIM STERILE       EA
5627-25-000    LCS BL 1IN AO STERILE              EA
5627-26-000    LCS BL 1/2 IN AO STERILE           EA
5627-29-000    AMK BL 1 IN AO STERILE             EA
5627-30-000    AMK BL 1/2 IN AO STERILE           EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

[LOGO]                DePuY Inc                     DePuY International Ltd
                      PO Box 988                    St Anthony's Road
                      700 Orthopaedic Drive         Leeds LS11 8DT
                      Warsaw, IN 46581 0988         England
                      USA                           Telephone: +44(113) 270 0461
                      Tel:1 800 366 8143            Fax: +44(113) 270 0239

COLUMBIA/HCA
HEALTHCARE
CORPORATION
FRACTURE MANAGEMENT
PRICE LIST

AGREEMENT EFFECTIVE: JUNE 1, 1995-MAY 31, 1998
ENCLOSED PRICING VALID: JUNE 1, 1995-MAY 31, 1997




                                                             [LOGO]
                                                              ACE
[DEPUY LOGO]                                                MEDICAL
                                                            COMPANY

                               TABLE OF CONTENTS

                                   SECTION I
                         -----------------------------
                           DEPUY FRACTURE MANAGEMENT

                              Return Goods Policy
                                Commitment Form
                              PRODUCT CATEGORIES
                      Fracture Management Stainless Steel
                               General Instruments
                                 Burrs/Blades

                                  SECTION II
                         -----------------------------
                           ACE FRACTURE MANAGEMENT

                               Return Goods Policy
                               Commitment Form
                              PRODUCT CATEGORIES
                         Fracture Management Titanium
                               External Fixation
                               Internal Fixation
                                Cervical Spine
                                     Cases

                                  SECTION III
                         -----------------------------
                                DEPUY PROSOURCE
                          ARTHROSCOPY/SPORTS MEDICINE
                              Return Goods Policy
                                Commitment Form
                              Services Agreement
                              PRODUCT CATEGORIES
                                Repair Service
                        Saturn Scopes/Fiberoptic Cables
              M. Kurosaka Interference & Advantage Fixation Screws
                              Dura*Kold Ice Wraps

Descriptive product brochures are available through your local representative.

DEPUY STAINLESS STEEL

DEPUY                                                               COLUMBIA/HCA

                             FRACTURE MANAGEMENT

                             LETTER OF COMMITMENT

The undersigned Hospital, a participating COLUMBIA/HCA HEALTHCARE CORPORATION facility hereby agrees to commit and obtain a *% compliance level of the total contracted fracture management dollar potential.

                            CONTRACT PARTICIPATION
                            ----------------------
            *% COMPLIANCE LEVEL EQUAL $____________________________

Pricing will become effective upon receipt of this signed form in the DePuy office. The hospital and DePuy will conduct quarterly reviews of this program. Failure to obtain the specified compliance level will result in the loss of those pricing advantages provided in the section of this contract.

This form supersedes any and all previously declared group purchasing memberships as well as any and all individual facility agreements with DePuy.

Name of Facility _______________________________________________________________
(Please Print or Type)

City __________________________ State _________________ Zip ____________________

Name _______________________________________  Title ____________________________

Signature ____________________________________Date _____________________________

Local DePuy Distributor Signature ______________________________________________


                            PLEASE MAIL OR FAX TO:

                           NATIONAL ACCOUNTS MANAGER
                                  DEPUY INC.
                                  PO BOX 988
                             WARSAW, IN 46581-0988
                               FAX: 219/269-4532

                          QUESTIONS, CALL TOLL FREE:

                                 800/347-7450

                    THANK YOU! WE APPRECIATE YOUR SUPPORT.

*Confidential portions omitted and filed separately with the Commission.

ORDERING INFORMATION/RETURN GOODS POLICY

DePuy Inc. orders may be placed by:
 .Contacting your local DePuy representative (24-hour coverage)
 .Calling the DePuy Main Office at (800) 366-8143
 .Using FAX Number (800) 669-2530
 .Mailing orders to: DePuy
                   PO Box 988
                   Warsaw, IN 46581-0988

TERMS

Net 30 Days

REMITTANCE ADDRESS

DePuy
PO Box 506
Warsaw, IN 46581-0506

FREIGHT

All products contained in this price list are F.O.B. destination for U.P.S. Ground, Parcel Post and Regular Motor Freight. Special handling (i.e Federal Express, U.P.S. Blue, etc.) will be prepaid and added to the invoice.

RETURN GOODS POLICY

If you find it necessary to return product, for whatever reason, please contact your local DePuy representative for instructions or call DePuy Customer Service toll free at (800) 366-8143, or use the toll-free DePuy FAX number,(800)669-2530. All returns are subject to the following:

1. To expedite the return process, please contact your DePuy sales representative or DePuy Customer Service.

2. When returning items, please include the date of purchase and invoice number on the packing list, and provide a written reason for the return.

3. A minimum 15%, up to a maximum of $100, handling charge may be assessed for all contracted items returned. Sterile packaged items may be returned for credit only if returned in the original unopened package.

4.   Special or altered items cannot be returned for credit.

5.   Product can only be returned for credit within 90 days of the invoice date.

6. Please notify your DePuy representative or DePuy Customer Service to receive credit for products which have either not been received or are damaged upon receipt within 30 days of the invoice date.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1000-08-000    MOORE 4-7/8X1-1/2                  EA
1000-10-000    MOORE 4-7/8X1-5/8                  EA
1000-12-000    MOORE 4-7/8X1-11/16                EA
1000-14-000    MOORE 5-1/8X1-3/4                  EA
1000-16-000    MOORE 5-1/8X1-13/16                EA
1000-18-000    MOORE 5-11/2X1-7/8                 EA
1000-20-000    MOORE 5-11/2X1-15/16               EA
1000-22-000    MOORE 5-13/16X2                    EA
1000-23-000    MOORE 6-1/4X2-1/16                 EA
1000-24-000    MOORE 6-1/4X2-1/8                  EA
1000-26-000    MOORE 6-1/4X2-3/13                 EA
1000-28-000    MOORE 6-1/4X2-1/4                  EA
1000-30-000    MOORE 6-1/4X2-3/8                  EA
1000-32-000    MOORE 6-1/4X2-1/2                  EA


1000-12-000    MOORE 8X1-11/16                    EA
1000-14-000    MOORE 8X1-3/4                      EA
1000-16-000    MOORE 8X1-13/16                    EA
1000-18-000    MOORE 8X1-7/8                      EA
1000-20-000    MOORE 8X1-15/16                    EA
1000-22-000    MOORE 8X2                          EA
1000-24-000    MOORE 8X2-1/8                      EA       *            *


1000-21-000    MOORE PROS MD NK 32MM HEAD         EA
1000-22-000    MOORE PROS LNG NK 32MM HEAD        EA


1000-08-000    THOMPSON PROS 1-1/2                EA
1000-10-000    THOMPSON PROS 1-5/8                EA
1000-12-000    THOMPSON PROS 1-11/16              EA
1000-14-000    THOMPSON PROS 1-3/4                EA
1000-16-000    THOMPSON PROS 1-13/16              EA
1000-18-000    THOMPSON PROS 1-7/8                EA
1000-20-000    THOMPSON PROS 1-15/16              EA
1000-22-000    THOMPSON PROS 2                    EA
1000-23-000    THOMPSON PROS 2-1/16               EA
1000-24-000    THOMPSON PROS 2-1/8                EA
1000-26-000    THOMPSON PROS 2-2/16               EA
1000-27-000    THOMPSON PROS 2-1/4                EA
1000-28-000    THOMPSON PROS 2-3/8                EA
1000-30-000    THOMPSON PROS 2-1/2                EA

1000-10-000    IBEAM PROS 6-1/2X1-5/8             EA
1000-12-000    IBEAM PROS 6-1/2X1-11/16           EA
1000-14-000    IBEAM PROS 6-1/2X1-3/4             EA
1000-16-000    IBEAM PROS 6-1/2X1-13/16           EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commissions.

----------------------------------------------------------------------------------------------------
                             FRACTURE MANAGEMENT
                                                                                         *  %
CATALOG NO.         DESCRIPTION                          U/M         BASE PRICE        COMMITTED
----------------------------------------------------------------------------------------------------
1024-18-000         IBEAM PROS 6-1/2X1-7/8               EA
1024-20-000         IBEAM PROS 6-1/2X1-15/16             EA
1024-22-000         IBEAM PROS 7-1/2X2                   EA
1024-24-000         IBEAM PROS 7-1/2X2-1/8               EA
1024-26-000         IBEAM PROS 7-1/2X2-1/4               EA
1024-28-000         IBEAM PROS 7-1/2X2-3/8               EA

1025-08-000         MOORE NAR 5-1/2X1-1/2                EA
1025-10-000         MOORE NAR 5-1/2X1-5/8                EA
1025-12-000         MOORE NAR 5-1/2X1-11/16              EA
1025-14-000         MOORE NAR 5-1/2X1-3/4                EA
1025-16-000         MOORE NAR 6X1-13/16                  EA
1025-18-000         MOORE NAR 6X1-7/8                    EA
1025-20-000         MOORE NAR 6X1-15/16                  EA
1025-22-000         MOORE NAR 6X2                        EA

1108-10-000         KNOWLES PIN 2-1/4                    EA
1108-12-000         KNOWLES PIN 2-1/2                    EA                 *                   *
1108-14-000         KNOWLES PIN 2-3/4                    EA
1108-16-000         KNOWLES PIN 3                        EA
1108-18-000         KNOWLES PIN 3-1/4                    EA
1108-20-000         KNOWLES PIN 3-1/2                    EA
1108-22-000         KNOWLES PIN 3-3/4                    EA
1108-24-000         KNOWLES PIN 4                        EA
1108-26-000         KNOWLES PIN 4-1/4                    EA
1108-28-000         KNOWLES PIN 4-4/2                    EA
1108-30-000         KNOWLES PIN 4-3/4                    EA
1108-32-000         KNOWLES PIN 5                        EA
1108-34-000         KNOWLES PIN 5-1/4                    EA
1108-36-000         KNOWLES PIN 5-1/2                    EA
1108-38-000         KNOWLES PIN 5-3/4                    EA
1108-40-000         KNOWLES PIN 6                        EA

1109-10-000         KNOWLES PIN 2-1/4                    EA
1109-12-000         KNOWLES PIN 2 1/2                    EA
1109-14-000         KNOWLES PIN 2-3/4                    EA
1109-16-000         KNOWLES PIN 3                        EA
1109-18-000         KNOWLES PIN 3-1/4                    EA
1109-20-000         KNOWLES PIN 3-1/2                    EA
1109-22-000         KNOWLES PIN 3-3/4                    EA
1109-24-000         KNOWLES PIN 4                        EA
1109-26-000         KNOWLES PIN 4-1/4                    EA
1109-28-000         KNOWLES PIN 4-1/2                    EA
1109-30-000         KNOWLES PIN 4-3/4                    EA
1109-32-000         KNOWLES PIN 5                        EA
------------------------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------------------------
                                          FRACTURE MANAGEMENT
                                                                                                         *%
CATALOG NO.             DESCRIPTION                                   U/M          BASE PRICE         COMMITTED
------------------------------------------------------------------------------------------------------------------
1109-34-000             KNOWLES PIN 5-1/4                             EA
1109-36-000             KNOWLES PIN 5-1/2                             EA
1109-38-000             KNOWLES PIN 5-3/4                             EA
1109-40-000             KNOWLES PIN 6                                 EA

1110-12-000             HAGIE PIN 3/32X1/8                            EA

1111-12-000             HAGIE PIN 1/8X5/32                            EA

1112-12-000             MOD HAGIE PIN 1/8X3/16                        EA

1113-12-000             MOD HAGIE PIN 5/32X1/4                        EA

1126-00-000             DEPUY STD BARREL 130 DEG 2H                   EA
1126-01-000             DEPUY STD BARREL 135 DEG 2H                   EA
1126-02-000             DEPUY STD BARREL 140 DEG 2H                   EA
1126-03-000             DEPUY STD BARREL 145 DEG 2H                   EA
1126-04-000             DEPUY STD BARREL 150 DEG 2H                   EA
1126-05-000             DEPUY STD BARREL 130 DEG 3H                   EA
1126-06-000             DEPUY STD BARREL 135 DEG 3H                   EA                 *                   *
1126-07-000             DEPUY STD BARREL 140 DEG 3H                   EA
1126-08-000             DEPUY STD BARREL 145 DEG 3H                   EA
1126-09-000             DEPUY STD BARREL 150 DEG 3H                   EA
1126-10-000             DEPUY STD BARREL 130 DEG 4H                   EA
1126-11-000             DEPUY STD BARREL 135 DEG 4H                   EA
1126-12-000             DEPUY STD BARREL 140 DEG 4H                   EA
1126-13-000             DEPUY STD BARREL 145 DEG 4H                   EA
1126-14-000             DEPUY STD BARREL 150 DEG 4H                   EA
1126-15-000             DEPUY STD BARREL 130 DEG 5H                   EA
1126-16-000             DEPUY STD BARREL 135 DEG 5H                   EA
1126-17-000             DEPUY STD BARREL 140 DEG 5H                   EA
1126-18-000             DEPUY STD BARREL 145 DEG 5H                   EA
1126-19-000             DEPUY STD BARREL 150 DEG 5H                   EA
1126-20-000             DEPUY STD BARREL 130 DEG 6H                   EA
1126-21-000             DEPUY STD BARREL 135 DEG 6H                   EA
1126-22-000             DEPUY STD BARREL 140 DEG 6H                   EA
1126-23-000             DEPUY STD BARREL 145 DEG 6H                   EA
1126-24-000             DEPUY STD BARREL 150 DEG 6H                   EA
1126-25-000             DEPUY STD BARREL 130 DEG 8H                   EA
1126-26-000             DEPUY STD BARREL 135 DEG 8H                   EA
1126-27-000             DEPUY STD BARREL 140 DEG 8H                   EA
1126-28-000             DEPUY STD BARREL 145 DEG 8H                   EA
1126-29-000             DEPUY STD BARREL 150 DEG 8H                   EA
1126-30-000             DEPUY STD BARREL 130 DEG 10H                  EA
1126-31-000             DEPUY STD BARREL 135 DEG 10H                  EA

------------------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------
                          FRACTURE MANAGEMENT                     *    %
CATALOG NO.  DESCRIPTION                       U/M  BASE PRICE  COMMITTED
-------------------------------------------------------------------------
1126-32-000  DEPUY STD BARREL 140 DEG 10H      EA
1126-33-000  DEPUY STD BARREL 145 DEG 10H      EA
1126-34-000  DEPUY STD BARREL 150 DEG 10H      EA
1126-35-000  DEPUY STD BARREL 130 DEG 12H      EA
1126-36-000  DEPUY STD BARREL 135 DEG 12H      EA
1126-37-000  DEPUY STD BARREL 140 DEG 12H      EA
1126-38-000  DEPUY STD BARREL 145 DEG 12H      EA
1126-39-000  DEPUY STD BARREL 150 DEG 12H      EA
1126-40-000  DEPUY STD BARREL 130 DEG 14H      EA
1126-41-000  DEPUY STD BARREL 135 DEG 14H      EA
1126-42-000  DEPUY STD BARREL 140 DEG 14H      EA
1126-43-000  DEPUY STD BARREL 145 DEG 14H      EA
1126-44-000  DEPUY STD BARREL 150 DEG 14H      EA
1126-55-000  DEPUY SHORT BARREL 130 DEG 5H     EA
1126-56-000  DEPUY SHORT BARREL 135 DEG 5H     EA
1126-57-000  DEPUY SHORT BARREL 140 DEG 5H     EA
1126-58-000  DEPUY SHORT BARREL 145 DEG 5H     EA
1126-59-000  DEPUY SHORT BARREL 150 DEG 5H     EA
1126-60-000  DEPUY SUPR COND CHS 90 DEG 8H     EA
1126-61-000  DEPUY SUPR COND CHS 90 DEG 10H    EA
1126-62-000  DEPUY SUPR COND CHS 90 DEG 12H    EA
1126-63-000  DEPUY SUPR COND CHS 95 DEG 8H     EA       *          *
1126-64-000  DEPUY SUPR COND CHS 95 DEG 10H    EA
1126-65-000  DEPUY SUPR COND CHS 95 DEG 12H    EA

1127-00-000  DEPUY CHS LAG SCREW 55MM          EA
1127-02-000  DEPUY CHS LAG SCREW 60MM          EA
1127-04-000  DEPUY CHS LAG SCREW 65MM          EA
1127-06-000  DEPUY CHS LAG SCREW 70MM          EA
1127-08-000  DEPUY CHS LAG SCREW 75MM          EA
1127-10-000  DEPUY CHS LAG SCREW 80MM          EA
1127-12-000  DEPUY CHS LAG SCREW 85MM          EA
1127-14-000  DEPUY CHS LAG SCREW 90MM          EA
1127-16-000  DEPUY CHS LAG SCREW 95MM          EA
1127-18-000  DEPUY CHS LAG SCREW 100MM         EA
1127-20-000  DEPUY CHS LAG SCREW 105MM         EA
1127-22-000  DEPUY CHS LAG SCREW 110MM         EA
1127-24-000  DEPUY CHS LAG SCREW 115MM         EA
1127-26-000  DEPUY CHS LAG SCREW 120MM         EA
1127-28-000  DEPUY CHS LAG SCREW 125MM         EA
1127-30-000  DEPUY CHS LAG SCREW 130MM         EA
1127-40-000  DEPUY SUPER LAG SCREW 55MM        EA
1127-42-000  DEPUY SUPER LAG SCREW 60MM        EA
1127-44-000  DEPUY SUPER LAG SCREW 65MM        EA
1127-46-000  DEPUY SUPER LAG SCREW 70MM        EA
-------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1127-48-000    DEPUY SUPER LAG SCREW 75MM         EA
1127-50-000    DEPUY SUPER LAG SCREW 80MM         EA
1127-52-000    DEPUY SUPER LAG SCREW 85MM         EA
1127-54-000    DEPUY SUPER LAG SCREW 90MM         EA
1127-56-000    DEPUY SUPER LAG SCREW 95MM         EA
1127-58-000    DEPUY SUPER LAG SCREW 100MM        EA
1127-60-000    DEPUY SUPER LAG SCREW 105MM        EA
1127-62-000    DEPUY SUPER LAG SCREW 110MM        EA
1127-64-000    DEPUY SUPER LAG SCREW 115MM        EA
1127-66-000    DEPUY SUPER LAG SCREW 120MM        EA
1127-68-000    DEPUY SUPER LAG SCREW 125MM        EA
1127-70-000    DEPUY SUPER LAG SCREW 130MM        EA
1127-84-000    DEPUY CHS COMP SCREW 10MM          EA
1127-86-000    DEPUY CHS COMP SCREW 15MM          EA
1127-94-000    DEPUY CHS COMP SCREW 20MM          EA
1127-96-000    DEPUY CHS COMP SCREW 25MM          EA

1131-40-000    CANAKIS PIN 2-1/2X5/32             EA
1131-42-000    CANAKIS PIN 2-3/4X5/32             EA
1131-44-000    CANAKIS PIN 3X5/32                 EA
1131-46-000    CANAKIS PIN 3-1/4X5/32             EA
1131-48-000    CANAKIS PIN 3-1/2X5/32             EA          *            *
1131-50-000    CANAKIS PIN 3-3/4X5/32             EA
1131-52-000    CANAKIS PIN 4X5/32                 EA
1131-54-000    CANAKIS PIN 4-1/4X5/32             EA
1131-56-000    CANAKIS PIN 4-1/2X5/32             EA
1131-58-000    CANAKIS PIN 4-3/4X5/32             EA
1131-60-000    CANAKIS PIN 5X5/32                 EA
1131-62-000    CANAKIS PIN 5-1/4X5/32             EA
1131-64-000    CANAKIS PIN 5-1/2X5/32             EA
1131-66-000    CANAKIS PIN 5-3/4X5/32             EA
1131-68-000    CANAKIS PIN 6X5/32                 EA

1444-00-000    PIN SET 3/32                       SE
1444-10-000    RACK FOR 3/32 PINS                 EA

1445-10-000    PIN 1 X 3/32                       EA
1445-12-000    PIN 1-1/4 X 3/32                   EA
1445-14-000    PIN 1-1/2 X 3/32                   EA
1445-16-000    PIN 1-3/4 X 3/32                   EA
1445-18-000    PIN 2 X 3/32                       EA
1445-20-000    PIN 2-1/4 X 3/32                   EA
1445-22-000    PIN 2-1/2 X 3/32                   EA
1445-24-000    PIN 2-3/4 X 3/32                   EA
1445-26-000    PIN 3 X 3/32                       EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1445-28-000    PIN 3-1/4 X 3/32                   EA
1445-30-000    PIN 3-1/2 X 3/32                   EA
1445-32-000    PIN 3-3/4 X 3/32                   EA
1445-34-000    PIN 4 X 3/32                       EA

1446-00-000    PIN SET 1/8                        SE
1446-10-000    RACK FOR 1/8 PINS                  EA

1447-10-000    PIN 4X1/8                          EA
1447-12-000    PIN 4-1/2X1/8                      EA
1447-14-000    PIN 5X1/8                          EA
1447-16-000    PIN 5-1/2X1/8                      EA
1447-18-000    PIN 6X1/8                          EA
1447-20-000    PIN 6-1/2X1/8                      EA
1447-22-000    PIN 7X1/8                          EA
1447-24-000    PIN 7-1/2X1/8                      EA
1447-26-000    PIN 8X1/8                          EA
1447-28-000    PIN 8-1/2X1/8                      EA
1447-30-000    PIN 9X1/8                          EA
1447-32-000    PIN 9-1/2X1/8                      EA          *            *
1447-34-000    PIN 10X1/8                         EA

1448-00-000    PIN SET 3/16                       SE
1448-10-000    RACK FOR 3/16 PINS                 EA

1449-10-000    PIN 8X3/16                         EA
1449-12-000    PIN 8-3/4X3/16                     EA
1449-14-000    PIN 9-1/2X3/16                     EA
1449-16-000    PIN 10-1/2X3/16                    EA
1449-18-000    PIN 11-3/4X3/16                    EA
1449-20-000    PIN 11X3/16                        EA
1449-22-000    PIN 12-1/2X3/16                    EA
1449-24-000    PIN 13-1/4X3/16                    EA
1449-26-000    PIN 14X3/16                        EA

1450-00-000    PIN SET 1/4                        SE
1450-10-000    RACK FOR 1/4 PINS                  EA

1451-10-000    PIN 11X1/4                         EA
1451-12-000    PIN 11-3/4X1/4                     EA
1451-14-000    PIN 12-1/2X1/4                     EA
1451-16-000    PIN 13-1/4X1/4                     EA
1451-18-000    PIN 14X1/4                         EA
1451 20-000    PIN 14-3/4X1/4                     EA
1451-22-000    PIN 15-1/2X1/4                     EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *%
CATALOG NO.             DESCRIPTION                   U/M  BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1451-24-000             PIN 16-1/4X 1/4               EA
1451-26-000             PIN 17X 1/4EA

1453-10-000             TRACTION PIN 5/64X9 IN        EA
1453-12-000             TRACTION PIN 3/32X9 IN        EA
1453-14-000             TRACTION PIN 7/64X9 IN        EA
1453-16-000             TRACTION PIN 1/8X9 IN         EA
1453-18-000             TRACTION PIN 9/64X9 IN        EA
1453-20-000             TRACTION PIN 5/32X9 IN        EA
1453-30-000             TRACTION PIN 5/32X9, 1-1/2TH  EA
1453-50-000             UNILATERAL TRAC. PIN 6X5/32   EA

1454-00-000             BILOS PIN SET W/CASE          EA
1454-02-000             BILOS PIN STER/STOR CASE      EA
1454-10-000             BILOS PIN .045X1.30 SM        EA
1454-12-000             BILOS PIN .062X1.30 LG        EA
1454-20-000             BILOS PIN .045X.60 SM         EA
1454-22-000             BILOS PIN .062X.60 LG         EA
1454-30-000             BILOS PIN .045X.80 SM         EA
1454-32-000             BILOS PIN .062X.80 LG         EA

1455-00-000             FIN IMPLANT SET (2 EA)        EA
1455-27-000             FLEX INTR NAIL 27 CM          EA       *            *
1455-28-000             FLEX INTR NAIL 28 CM          EA
1455-29-000             FLEX INTR NAIL 29 CM          EA
1455-30-000             FLEX INTR NAIL 30 CM          EA
1455-31-000             FLEX INTR NAIL 31 CM          EA
1455-32-000             FLEX INTR NAIL 32 CM          EA
1455-33-000             FLEX INTR NAIL 33 CM          EA
1455-34-000             FLEX INTR NAIL 34 CM          EA
1455-35-000             FLEX INTR NAIL 35 CM          EA
1455-36-000             FLEX INTR NAIL 36 CM          EA
1455-37-000             FLEX INTR NAIL 37 CM          EA
1455-38-000             FLEX INTR NAIL 38 CM          EA
1455-39-000             FLEX INTR NAIL 39 CM          EA
1455-40-000             FLEX INTR NAIL 40 CM          EA
1455-41-000             FLEX INTR NAIL 41 CM          EA
1455-42-000             FLEX INTR NAIL 42 CM          EA
1455-43-000             FLEX INTR NAIL 43 CM          EA
1455-44-000             FLEX INTR NAIL 44 CM          EA
1455-45-000             FLEX INTR NAIL 45 CM          EA
1455-46-000             FLEX INTR NAIL 46 CM          EA
1455-47-000             FLEX INTR NAIL 47 CM          EA
1455-48-000             FLEX INTR NAIL 48 CM          EA
1455-49-000             FLEX INTR NAIL 49 CM          EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                       *  %
CATALOG             DESCRIPTION                        U/M            BASE PRICE          COMMITTED
------------------------------------------------------------------------------------------------------
1456-00-000         3.5MM FIN IMPLANT SET (2 EA)       SE
1456-20-000         3.5 FLEX INTRA NAIL 20 CM          EA
1456-21-000         3.5 FLEX INTRA NAIL 21 CM          EA
1456-22-000         3.5 FLEX INTRA NAIL 22 CM          EA
1456-23-000         3.5 FLEX INTRA NAIL 23 CM          EA
1456-24-000         3.5 FLEX INTRA NAIL 24 CM          EA
1456-25-000         3.5 FLEX INTRA NAIL 25 CM          EA
1456-26-000         3.5 FLEX INTRA NAIL 26 CM          EA
1456-27-000         3.5 FLEX INTRA NAIL 27 CM          EA
1456-28-000         3.5 FLEX INTRA NAIL 28 CM          EA
1456-29-000         3.5 FLEX INTRA NAIL 29 CM          EA
1456-30-000         3.5 FLEX INTRA NAIL 30 CM          EA
1456-31-000         3.5 FLEX INTRA NAIL 31 CM          EA
1456-32-000         3.5 FLEX INTRA NAIL 32 CM          EA
1456-33-000         3.5 FLEX INTRA NAIL 33 CM          EA
1456-34-000         3.5 FLEX INTRA NAIL 34 CM          EA
1456-35-000         3.5 FLEX INTRA NAIL 35 CM          EA
1456-36-000         3.5 FLEX INTRA NAIL 36 CM          EA
1456-37-000         3.5 FLEX INTRA NAIL 37 CM          EA                 *                   *
1456-38-000         3.5 FLEX INTRA NAIL 38 CM          EA

1457-00-000         4.0MM IMPLANT SET (2 EA)           SE
1457-20-000         4.0 FLEX INTRA NAIL 20 CM          EA
1457-21-000         4.0 FLEX INTRA NAIL 21 CM          EA
1457-22-000         4.0 FLEX INTRA NAIL 22 CM          EA
1457-23-000         4.0 FLEX INTRA NAIL 23 CM          EA
1457-24-000         4.0 FLEX INTRA NAIL 24 CM          EA
1457-25-000         4.0 FLEX INTRA NAIL 25 CM          EA
1457-26-000         4.0 FLEX INTRA NAIL 26 CM          EA
1457-27-000         4.0 FLEX INTRA NAIL 27 CM          EA
1457-28-000         4.0 FLEX INTRA NAIL 28 CM          EA
1457-29-000         4.0 FLEX INTRA NAIL 29 CM          EA
1457-30-000         4.0 FLEX INTRA NAIL 30 CM          EA
1457-31-000         4.0 FLEX INTRA NAIL 31 CM          EA
1457-32-000         4.0 FLEX INTRA NAIL 32 CM          EA
1457-33-000         4.0 FLEX INTRA NAIL 33 CM          EA
1457-34-000         4.0 FLEX INTRA NAIL 34 CM          EA
1457-35-000         4.0 FLEX INTRA NAIL 35 CM          EA
1457-36-000         4.0 FLEX INTRA NAIL 36 CM          EA
1457-37-000         4.0 FLEX INTRA NAIL 37 CM          EA
1457-38-000         4.0 FLEX INTRA NAIL 38 CM          EA

1458-00-000         4.5 NAIL F.I.N. IMPLANT SET        EA
1458-34-000         4.5MM S SHAPE FIN 34CM             EA
------------------------------------------------------------------------------------------------------

*Confidential portions ommitted and filed separately with the Commission..

------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                     *   %
CATALOG NO.         DESCRIPTION                         U/M            BASE PRICE   COMMITTED
------------------------------------------------------------------------------------------------
1461-26-000         7MM CANN SCREW 65MM 32MM THD        EA
1461-28-000         7MM CANN SCREW 70MM 32MM THD        EA
1461-30-000         7MM CANN SCREW 75MM 32MM THD        EA
1461-32-000         7MM CANN SCREW 80MM 32MM THD        EA
1461-34-000         7MM CANN SCREW 85MM 32MM THD        EA
1461-36-000         7MM CANN SCREW 90MM 32MM THD        EA
1461-38-000         7MM CANN SCREW 95MM 32MM THD        EA
1461-40-000         7MM CANN SCREW 100MM 32MM THD       EA
1461-42-000         7MM CANN SCREW 105MM 32MM THD       EA
1461-44-000         7MM CANN SCREW 110MM 32MM THD       EA
1461-46-000         7MM CANN SCREW 115MM 32MM THD       EA
1461-48-000         7MM CANN SCREW 120MM 32MM THD       EA
1461-50-000         7MM CANN SCREW 125MM 32MM THD       EA
1461-52-000         7MM CANN SCREW 130MM 32MM THD       EA

1462-00-000         4MM CANN SCREW SET W/INSTR.         EA
1462-10-000         4MM CANN SCREW 10MM PART THD        EA
1462-12-000         4MM CANN SCREW 12MM PART THD        EA
1462-14-000         4MM CANN SCREW 14MM PART THD        EA
1462-16-000         4MM CANN SCREW 16MM PART THD        EA
1462-18-000         4MM CANN SCREW 18MM PART THD        EA
1462-20-000         4MM CANN SCREW 20MM PART THD        EA
1462-22-000         4MM CANN SCREW 22MM PART THD        EA               *               *
1462-24-000         4MM CANN SCREW 24MM PART THD        EA
1462-26-000         4MM CANN SCREW 26MM PART THD        EA
1462-28-000         4MM CANN SCREW 28MM PART THD        EA
1462-30-000         4MM CANN SCREW 30MM PART THD        EA
1462-32-000         4MM CANN SCREW 32MM PART THD        EA
1462-34-000         4MM CANN SCREW 34MM PART THD        EA
1462-36-000         4MM CANN SCREW 36MM PART THD        EA
1462-38-000         4MM CANN SCREW 38MM PART THD        EA
1462-40-000         4MM CANN SCREW 40MM PART THD        EA
1462-42-000         4MM CANN SCREW 42MM PART THD        EA
1462-44-000         4MM CANN SCREW 44MM PART THD        EA
1462-46-000         4MM CANN SCREW 46MM PART THD        EA
1462-48-000         4MM CANN SCREW 48MM PART THD        EA
1462-50-000         4MM CANN SCREW 50MM PART THD        EA
1462-52-000         4MM CANN SCREW 52MM PART THD        EA
1462-54-000         4MM CANN SCREW 54MM PART THD        EA
1462-56-000         4MM CANN SCREW 56MM PART THD        EA
1462-58-000         4MM CANN SCREW 58MM PART THD        EA
1462-60-000         4MM CANN SCREW 60MM PART THD        EA

1600-00-000         JURGAN PIN BALL 3/8 DIA             ST
1600-00-000         JURGAN FIX BALL 1/2 IN DIA          ST
------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %-
Catalog No.   Description                        U/M      Base Price  Committed
--------------------------------------------------------------------------------
1458-35-000   4.5MM S SHAPE FIN 35CM             EA
1458-36-000   4.5MM S SHAPE FIN 36CM             EA
1458-37-000   4.5MM S SHAPE FIN 37CM             EA
1458-38-000   4.5MM S SHAPE FIN 38CM             EA
1458-39-000   4.5MM S SHAPE FIN 39CM             EA
1458-40-000   4.5MM S SHAPE FIN 40CM             EA
1458-41-000   4.5MM S SHAPE FIN 41CM             EA
1458-42-000   4.5MM S SHAPE FIN 42CM             EA
1458-43-000   4.5MM S SHAPE FIN 43CM             EA
1458-44-000   4.5MM S SHAPE FIN 44CM             EA
1458-45-000   4.5MM S SHAPE FIN 45CM             EA
1458-46-000   4.5MM S SHAPE FIN 46CM             EA
1458-47-000   4.5MM S SHAPE FIN 47CM             EA
1458-48-000   4.5MM S SHAPE FIN 48CM             EA
1458-49-000   4.5MM S SHAPE FIN 49CM             EA

1460-00-000   7MM CANNULATED SCREW SET           SE


1460-10-000   7MM CANN SCREW 25MM 16MM THD       EA
1460-12-000   7MM CANN SCREW 30MM 16MM THD       EA
1460-14-000   7MM CANN SCREW 35MM 16MM THD       EA
1460-16-000   7MM CANN SCREW 40MM 16MM THD       EA
1460-18-000   7MM CANN SCREW 45MM 16MM THD       EA            *          *
1460-20-000   7MM CANN SCREW 50MM 16MM THD       EA
1460-22-000   7MM CANN SCREW 55MM 16MM THD       EA
1460-24-000   7MM CANN SCREW 60MM 16MM THD       EA
1460-26-000   7MM CANN SCREW 65MM 16MM THD       EA
1460-28-000   7MM CANN SCREW 70MM 16MM THD       EA
1460-30-000   7MM CANN SCREW 75MM 16MM THD       EA
1460-32-000   7MM CANN SCREW 80MM 16MM THD       EA
1460-34-000   7MM CANN SCREW 85MM 16MM THD       EA
1460-36-000   7MM CANN SCREW 90MM 16MM THD       EA
1460-38-000   7MM CANN SCREW 95MM 16MM THD       EA
1460-40-000   7MM CANN SCREW 100MM 16MM THD      EA
1460-42-000   7MM CANN SCREW 105MM 16MM THD      EA
1460-44-000   7MM CANN SCREW 110MM 16MM THD      EA
1460-46-000   7MM CANN SCREW 115MM 16MM THD      EA
1460-48-000   7MM CANN SCREW 120MM 16MM THD      EA
1460-50-000   7MM CANN SCREW 125MM 16MM THD      EA
1460-52-000   7MM CANN SCREW 130MM 16MM THD      EA

1461-18-000   7MM CANN SCREW 45MM 32MM THD       EA
1461-20-000   7MM CANN SCREW 50MM 32MM THD       EA
1461-22-000   7MM CANN SCREW 55MM 32MM THD       EA
1461-24-000   7MM CANN SCREW 60MM 32MM THD       EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                              * % -
CATALOG NO.         DESCRIPTION                             U/M            BASE PRICE       COMMITTED
------------------------------------------------------------------------------------------------------
1600-02-000         JURGAN BABY BALL 1/4 IN DIA             ST
1600-03-000         JURGAN SCREW DRIVER LG                  EA
1600-04-000         JURGAN SCREW DRIVER BABY                EA
1600-05-000         JURGAN POLYMER STER CASE 3/8            EA
1600-06-000         JURGAN POLYMER STER CASE 1/2            EA
1600-07-000         JURGAN POLYMER STER CASE 1/4IN          EA
1600-12-000         PK/6 CAL WIRE 3/32X9 BAY                PK
1600-16-000         PK/6 CAL WIRE 3/32X9 TRO                PK
1600-20-000         JURGAN .028 WIRE BALL 3/8 DIA           PK
1600-21-000         JURGAN .035 WIRE BALL 3/8 DIA           PK
1600-22-000         JURGAN .045 WIRE BALL 3/8 DIA           PK
1600-23-000         JURGAN .062 WIRE BALL 3/8 DIA           PK
1600-24-000         JURGAN 5/64 WIRE BALL 3/8 DIA           PK
1600-25-000         JURGAN 3/32 WIRE BALL 3/8 DIA           PK
1600-26-000         JURGAN 7/64-1/8  WIRE BALL 3/8          PK
1600-27-000         JURGAN 9/64-5/32 WIRE BALL 1/2          PK
1600-28-000         JURGAN 3/16 WIRE BALL 1/2 DIA           PK
1600-29-000         JURGAN 1/4 WIRE BALL 1/2 DIA            PK
1600-30-000         JURGAN .028 BABY PIN BALLS 1/4          PK
1600-31-000         JURGAN .035 BABY PIN BALLS 1/4          PK
1600-32-000         JURGAN .045 BABY PIN BALLS 1/4          PK

1601-12-000         PK/6 CAL WIRE 3/32X9 BAY                PK
1601-16-000         PK/6 CAL WIRE 3/32X9 TRO                PK
1601-18-000         PK/6 CAL WIRE 3/32X9 THRD BAY           PK                   *              *
1601-20-000         PK/6 CAL WIRE 3/32X9 THRD TRO           PK
1601-22-000         PK/6 SUTURE PASSER 3/32X9 BAY           PK
1601-30-000         PK/6 K WIRE 028X9 TRO                   PK
1601-31-000         PK/6 K WIRE 028X9 DBL TRO               PK
1601-32-000         PK/6 K WIRE 054x9 DBL TRO               PK
1601-36-000         PK/6 K WIRE 028X9 BAY                   PK
1601-37-O00         PK/6 K WIRE 028X9 DBL BAY               PK
1601-38-000         PK/6 K WIRE 035x9 DBL BAY               PK
1601-39-000         PK/6 K WIRE 045x9 DBL BAY               PK
1601-40-000         PK/6 K WIRE 054x9 DBL BAY               PK
1601-41-000         PK/6 K WIRE 062x9 DBL BAY               PK

1602-14-000         PK/6 K WIRE 035X9 TRO PT                PK

1603-14-000         PK/6 K WIRE 035X9 BAY PT                PK

1604-14-000         PK/6 K WIRE 045X9 TRO PT                PK

1605-14-000         PK/6 K WIRE 045X9 BAY PT                PK
------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                             * %
CATALOG NO.         DESCRIPTION                             U/M            BASE PRICE       COMMITTED
------------------------------------------------------------------------------------------------------
1606-14-000         PK/6 K WIRE 054X9 TRO PT                PK

1607-14-000         PK/6 K WIRE 054X9 BAY PT                PK

1608-14-000         PK/6 K WIRE 062X9 TRO PT                PK

1609-14-000         PK/6 K WIRE 062X9 BAY PT                PK

1610-18-000         PK/6 THR K WIRE O62 X 9 TRO PT          PK
1610-58-000         PK/6 THR K WIRE. O62 X 9 BAY             PK

1611-18-000         PK/6 THR ST PIN 5/64X9 TRO              PK
1611-56-000         PK/6 THR ST PIN 5/64X9 BAY              PK

1612-18-000         PK/6 THR ST PIN 3/32X9 TRO              PK
1612-58-000         PK/6 THR ST PIN 3/32X9 BAY              PK

1613-18-000         PK/6 THR ST PIN 7/64X9 TRO              PK
1613-58-000         PK/6 THR ST PIN 7/64X9 BAY              PK

1614-18-000         PK/6 THR ST PIN 1/8X9 TRO               PK
1614-58-000         PK/6 THR ST PIN 1/8X9 BAY               PK

1615-18-000         PK/6 THR ST PIN 9/64X9 TRO              PK
1615-58-000         PK/6 THR ST PIN 9/64X9 BAY              PK                   *              *

1616-18-000         PK/6 THR ST PIN 5/32X9 TRO              PK
1616-56-000         PK/6 THR ST PIN 5/32X9 BAY              PK

1617-18-000         PK/6 THR ST PIN 3/16X9 TRO              PK
1617-56-000         PK/6 THR ST PIN 3/16X9 BAY              PK
1617-60-000         PK/6 THR ST PIN 5/64X9 DBL TRO          PK
1617-61-000         PK/6 THR ST PIN 3/32X9 DBL TRO          PK
1617-62-000         PK/6 THR ST PIN 7/64X9 DBL TRO          PK
1617-63-000         PK/6 THR ST PIN 1/8X9  DBL TRO          PK
1617-64-000         PK/6 THR ST PIN 9/64X9 DBL TRO          PK
1617-65-000         PK/6 THR ST PIN 5/32X9 DBL TRO          PK
1617-66-000         PK/6 THR ST PIN 3/16X9 DBL TRO          PK
1617-70-000         PK/6 THR ST PIN 5/64X9 DBL BAY          PK
1617-71-000         PK/6 THR ST PIN 3/32X9 DBL BAY          PK
1617-72-000         PK/6 THR ST PIN 7/64X9 DBL BAY          PK
1617-73-000         PK/6 THR ST PIN 1/8X9  DBL BAY          PK
1617-74-000         PK/6 THR ST PIN 9/64X9 DBL BAY          PK
1617-75-000         PK/6 THR ST PIN 5/32X9 DBL BAY          PK
1617-76-000         PK/6 THR ST PIN 3/16X9 DBL BAY          PK
------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------------------
                                       FRACTURE MANAGEMENT
                                                                                                   *%
CATALOG NO.         DESCRIPTION                                  U/M      BASE PRICE            COMMITTED
------------------------------------------------------------------------------------------------------------
1618-18-000         CROWE PT ST PIN 3/32X9                       EA

1619-18-000         CROWE PT ST PIN 7/64X9                       EA

1620-18-000         CROWE PT ST PIN 1/8X9                        EA

1621-18-000         CROWE PT ST PIN 9/64X9                       EA

1622-18-000         CROWE PT ST PIN 5/32X9                       EA

1623-18-000         CROWE PT ST PIN 3/16X9                       EA

1624-18-000         PK/6 ST PIN 5/64X9 TRO PT                    PK
1624-38-000         PK/6 ST PIN 5/64X9 DBL TRO                   PK

1625-18-000         PK/6 ST PIN 3/32X9 TRO                       PK
1625-38-000         PK/6 ST PIN 3/32X9 DBL TRO                   PK

1626-18-000         PK/6 ST PIN 7/64X9 TRO                       PK
1626-38-000         PK/6 ST PIN 7/64X9 DBL TRO                   PK

1627-18-000         ST PIN 1/8 X 9 TRO                           PK
1627-38-000         PK/6 ST PIN 1/8X9 DBL TRO                    PK            *                    *

1628-18-000         PK/6 ST PIN 9/64X9 TRO                       EA
1628-38-000         PK/6 ST PIN 9/64X9 DBL TRO                   PK

1629-18-000         PK/6 ST PIN 5/32X9 TRO                       PK
1629-38-000         PK/6 ST PIN 5/32X9 DBL TRO                   PK

1630-18-000         PK/6 ST PIN 3/16X9 TRO                       PK
1630-38-000         PK/6 ST PIN 3/16X9 DBL TRO                   PK

1631-18-000         PK/6 ST PIN 5/64X9 BAY                       PK
1631-20-000         PK/6 DBL BAY ST PIN 5/64/9                   PK
1631-21-000         PK/6 DBL BAY ST PIN 3/32/9                   PK
1631-22-000         PK/6 DBL BAY ST PIN 7/64/9                   PK
1631-23-000         PK/6 DBL BAY ST PIN 1/8X9                    PK
1631-24-000         PK/6 DBL BAY ST PIN 9/64X9                   PK
1631-25-000         PK/6 DBL BAY ST PIN 5/32X9                   PK
1631-26-000         PK/6 DBL BAY ST PIN 3/16X9                   PK

1632-18-000         PK/6 ST PIN 3/32X9 BAY                       PK

------------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                           *  %
CATALOG NO.    DESCRIPTION                        U/M       BASE PRICE   COMMITTED
-----------------------------------------------------------------------------------
1633-18-000    PK/6 ST PIN 7/64X9 BAY              PK

1634-18-000    PK/6 ST PIN 1/8X9 BAY               PK

1635-18-000    PK/6 ST PIN 9/64X9 BAY              PK

1636-18-000    PK/6 ST PIN 5/32X9 BAY              PK

1637-18-000    PK/6 ST PIN 3/16X9 BAY              PK

1638-18-000    PK/6 THR K WIRE 028X9 TRO           PK
1638-22-000    PK/6 THR K WIRE 028X9 BAY           PK
1638-24-000    PK/6 THR K WIRE 035X9 BAY           PK
1638-26-000    PK/6 THR K WIRE 045X9 BAY           PK
1638-28-000    PK/6 THR K WIRE 054X9 BAY           PK
1638-32-000    PK/6 THR K WIRE 028X9 DBL TRO       PK
1638-34-000    PK/6 THR K WIRE 035X9 DBL TRO       PK
1638-36-000    PK/6 THR K WIRE 045X9 DBL TRO       PK
1638-38-000    PK/6 THR K WIRE 054X9 DBL TRO       PK
1638-40-000    PK/6 THR K WIRE 062X9 DBL TRO       PK
1638-42-000    PK/6 THR K WIRE 028X9 DBL BAY       PK
1638-44-000    PK/6 THR K WIRE 035X9 DBL BAY       PK
1638-46-000    PK/6 THR K WIRE 045X9 DBL BAY       PK            *              *
1638-48-000    PK/6 THR K WIRE 054X9 DBL BAY       PK
1638-50-000    PK/6 THR K WIRE 062X9 DBL BAY       PK

1639-18-000    PK/6 THR K WIRE 035X9 TRO           PK

1640-18-000    PK/6 THR K WIRE 045X9 TRO           PK

1641-18-000    PK/6 THR K WIRE 054X9               PK

1642-00-000    PK/6 K-WIRE 028X4 DBL TRO           PK

1643-10-000    PK/6 K WIRE 035X4 DBL TRO           PK

1644-10-000    PK/6 K WIRE 045X4 DBL TRO           PK

1645-10-000    PK/6 K WIRE 054X4 DBL TRO           PK

1646-10-000    PK/6 K WIRE 062X4 DBL TRO           PK

1647-10-000    PK/6 K WIRE 035X9 DBL TRO           PK

1648-10-000    PK/6 K WIRE 045X9 DBL TRO           PK

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *  %
CATALOG NO.       DESCRIPTION                      U/M     BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1649-10-000       PK/6 K WIRE 062X9 DBL TRO         PK

1650-00-000       PK/6 K WIRE 028X4 TRO             PK
1650-01-000       PK/6 K WIRE 035X4 TRO             PK
1650-02-000       PK/6 K WIRE 045X4 TRO             PK
1650-03-000       PK/6 K WIRE 054X4 TRO             PK
1650-04-000       PK/6 K WIRE 062X4 TRO             PK
1650-10-000       PK/6 K WIRE 028X4 BAY             PK
1650-11-000       PK/6 K WIRE 035X4 BAY             PK
1650-12-000       PK/6 K WIRE 045X4 BAY             PK
1650-13-000       PK/6 K WIRE 054X4 BAY             PK
1650-14-000       PK/6 K WIRE 062X4 BAY             PK
1650-20-000       PK/6 K WIRE 028X4 DBL BAY         PK
1650-21-000       PK/6 K WIRE 035X4 DBL BAY         PK
1650-22-000       PK/6 K WIRE 045X4 DBL BAY         PK
1650-23-000       PK/6 K WIRE 054X4 DBL BAY         PK
1650-24-000       PK/6 K WIRE 062X4 DBL BAY         PK

1651-00-000       1/8IN GD PIN CHS 230MM            EA
1651-01-000       ST PIN 5/64 X 9 THRD TRO          EA
1651-02-000       TIB OSTEO PLATE GROOVED PIN       EA
1651-10-000       .045 X 12 SS K-WIRE               EA
1651-12-000       .062 X 12 SS K-WIRE               EA
1651-20-000       .045 X 9 FLEX K-WIRE              EA            *    *
1651-22-000       .062 X 9 FLEX K-WIRE              EA

1652-00-000       6 K WIRE .028X9 DBL TRO S         BX
1652-01-000       6 THR K WIRE .028X9 DBL TRO S     BX
1652-02-000       6 K WIRE .028X9 TOR S             BX
1652-03-000       6 THR K WIRE .028X9 TRO S         BX
1652-04-000       6 WIRE .028X9 BAY S               BX
1652-05-000       6 THR K WIRE .028X9 BAY S         BX
1652-06-000       6 K WIRE .028X9 DBL BAY S         BX
1652-07-000       6 THR K WIRE .028X9 DBL BAY S     BX
1652-10-000       6 K WIRE .035X9 DBL TRO S         BX
1652-11-000       6 THR K WIRE .035X9 DBL TRO S     BX
1652-12-000       6 K WIRE .035X9 TRO PT S          BX
1652-13-000       6 THR K WIRE .035X9 TRO S         BX
1652-14-000       6 K WIRE .035X9 BAY PT S          BX
1652-15-000       6 THR K WIRE .035X9 BAY S         BX
1652-16-000       6 K WIRE .035X9 DBL BAY S         BX
1652-17-000       6 THR K WIRE .035X9 DBL BAY S     BX
1652-20-000       6 K WIRE .045X9 DBL TRO S         BX
1652-21-000       6 THR K WIRE .045X9 DBL TRO S     BX
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                        U/M  BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
1652-22-000    6 K WIRE .045X9 TRO PT S           BX
1652-23-000    6 THR K WIRE .045X9 TRO S          BX
1652-24-000    6 K WIRE .045X9 BAY PT S           BX
1652-25-000    6 THR K WIRE .045X9 BAY S          BX
1652-26-000    6 K WIRE .045X9 DBL BAY S          BX
1652-27-000    6 THR K WIRE .045X9 DBL BAY S      BX
1652-30-000    6 K WIRE .054X9 DBL TOR S          BX
1652-31-000    6 THR K WIRE .054X9 DBL TRO S      BX
1652-32-000    6 K WIRE .054X9 TRO PT S           BX
1652-33-000    6 THR K WIRE .054X9 TRO S          BX
1652-34-000    6 K WIRE .054X9 BAY PT S           BX
1652-35-000    6 THR K WIRE .054X9 BAY S          BX
1652-36-000    6 K WIRE .054X9 DBL BAY S          BX
1652-37-000    6 THR K WIRE .054X9 DBL BAY S      BX
1652-40-000    6 K WIRE .062X9 DBL TRO S          BX
1652-41-000    6 THR K WIRE .062X9 DBL TRO S      BX
1652-42-000    6 K WIRE .062X9 TRO PT S           BX
1652-43-000    6 THR K WIRE .062X9 TRO PT S       BX
1652-44-000    6 K WIRE .062X9 BAY PT S           BX
1652-45-000    6 THR K WIRE .062X9 BAY S          BX
1652-46-000    6 K WIRE .062X9 DBL BAY S          BX
1652-47-000    6 THR K WIRE .062X9 DBL BAY S      BX         *          *
1652-55-000    6 K WIRE .028X4 DBL TRO S          BX
1652-56-000    6 K WIRE .028X4 TRO S              BX
1652-57-000    6 K WIRE .028X4 BAY S              BX
1652-58-000    6 K WIRE .028X4 DBL BAY S          BX
1652-59-000    6 K WIRE .028X6 DBL TRO S          BX
1652-65-000    6 K WIRE .035X4 DBL TRO S          BX
1652-66-000    6 K WIRE .035X4 TRO S              BX
1652-67-000    6 K WIRE .035X4 BAY S              BX
1652-68-000    6 K WIRE .035X4 DBL BAY S          BX
1652-69-000    6 K WIRE .035X6 DBL TRO S          BX
1652-75-000    6 K WIRE .045X4 DBL TRO S          BX
1652-76-000    6 K WIRE .045X4 TRO S              BX
1652-77-000    6 K WIRE .045X4 BAY S              BX
1652-78-000    6 K WIRE .045X4 DBL BAY S          BX
1652-79-000    6 K WIRE .045X6 DBL TRO S          BX
1652-85-000    6 K WIRE .054X4 DBL TRO S          BX
1652-86-000    6 K WIRE .054X4 TRO S              BX
1652-87-000    6 K WIRE .054X4 BAY S              BX
1652-88-000    6 K WIRE .054X4 DBL BAY S          BX
1652-89-000    6 K WIRE .054X4 DBL TRO S          BX
1652-95-000    6 K WIRE .062X4 DBL TRO S          BX
1652-96-000    6 K WIRE .062X4 TRO S              BX
1652-97-000    6 K WIRE .062X4 BAY S              BX
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1652-98-000    6 K WIRE .062X4 DBL BAY S           BX
1652-99-000    6 K WIRE .062X6 DBL TRO S           BX

1653-00-000    6 ST PIN 5/64X9 DBL TRO S           BX
1653-01-000    6 THR ST PIN 5/64X9 DBL TRO S       BX
1653-02-000    6 ST PIN 5/64X9 TRO PT S            BX
1653-03-000    6 THR ST PIN 5/64X9 TRO S           BX
1653-04-000    6 ST PIN 5/64X9 BAY S               BX
1653-05-000    6 THR ST PIN 5/64X9 BAY S           BX
1653-06-000    6 ST PIN 5/64X9 DBL BAY S           BX
1653-07-000    6 THR ST PIN 5/64X9 DBL BAY S       BX
1653-10-000    6 ST PIN 3/32X9 DBL TRO S           BX
1653-11-000    6 THR ST PIN 3/32X9 DBL TRO S       BX
1653-12-000    6 ST PIN 3/32X9 TRO S               BX
1653-13-000    6 THR ST PIN 3/32X9 TRO S           BX
1653-14-000    6 ST PIN 3/32X9 BAY S               BX
1653-15-000    6 THR ST PIN 3/32X9 BAY S           BX
1653-16-000    6 DBL BAY ST PIN 3/32X9 S           BX
1653-17-000    6 THR ST PIN 3/32X9 DBL BAY S       BX
1653-20-000    6 ST PIN 7/64X9 DBL TRO S           BX
1653-21-000    6 THR ST PIN 7/64X9 DBL TRO S       BX
1653-22-000    6 ST PIN 7/64X9 TRO S               BX         *            *
1653-23-000    6 THR ST PIN 7/64X9 TRO S           BX
1653-24-000    6 ST PIN 7/64X9 BAY S               BX
1653-25-000    6 THR ST PIN 7/64X9 S               BX
1653-26-000    6 DBL BAY ST PIN 7/64X9 S           BX
1653-27-000    6 THR ST PIN 7/64X9 DBL BAY S       BX
1653-30-000    6 ST PIN 1/8X9 DBL TRO S            BX
1653-31-000    6 THR ST PIN 1/8X9 DBL TRO S        BX
1653-32-000    6 ST PIN 1/8X9 TRO S                BX
1653-33-000    6 THR ST PIN 1/8X9 TRO S            BX
1653-34-000    6 ST PIN 1/8X9 BAY S                BX
1653-35-000    6 THR ST PIN 1/8X9 BAY S            BX
1653-36-000    6 DBL BAY ST PIN 1/8X9 S            BX
1653-37-000    6 THR ST PIN 1/8X9 DBL BAY S        BX
1653-40-000    6 ST PIN 9/64X9 DBL TRO S           BX
1653-41-000    6 THR ST PIN 9/64X9 DBL TRO S       BX
1653-42-000    6 ST PIN 9/64X9 TRO S               BX
1653-43-000    6 THR ST PIN 9/64X9 TRO S           BX
1653-44-000    6 ST PIN 9/64X9 BAY S               BX
1653-45-000    6 THR ST PIN 9/64X9 BAY S           BX
1653-46-000    6 DBL BAY ST PIN 9/64X9 S           BX
1653-47-000    6 THR ST PIN 9/64X9 DBL TRO S       BX
1653-50-000    6 ST PIN 5/32X9 DBL TRO S           BX
1653-51-000    6 THR ST PIN 5/32X9 DBL TRO S       BX
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                   *  %
CATALOG NO.         DESCRIPTION                              U/M     BASE PRICE COMMITTED
-----------------------------------------------------------------------------------------
1653-52-000         6 ST PIN 5/32X9 TRO S                    BX
1653-53-000         6 THR ST PIN 5/32X9 TRO S                BX
1653-54-000         6 ST PIN 5/32X9 BAY S                    BX
1653-55-000         6 THR ST PIN 5/32X9 BAY S                BX
1653-56-000         6 DBL BAY ST PIN 5/32X9 S                BX
1653-57-000         6 THR ST PIN 5/32X9 DBL BAY S            BX
1653-60-000         6 ST PIN 3/16X9 DBL TRO S                BX
1653-61-000         6 THR ST PIN 3/16X9 DBL TRO S            BX
1653-62-000         6 ST PIN 3/16X9 TRO S                    BX
1653-63-000         6 THR ST PIN 3/16X9 TRO S                BX
1653-64-000         6 ST PIN 3/16X9 BAY S                    BX
1653-65-000         6 THR ST PIN 3/16X9 BAY S                BX
1653-66-000         6 DBL ST PIN 3/16X9 S                    BX
1653-67-000         6 THR ST PIN 3/16X9 DBL BAY S            BX
1653-70-000         6 SUTURE PASSER 3/32X9 S                 BX

1700-00-000         PARHAM BONE CLAMP                        EA

1701-00-000         PARHAM SS BAND                           EA         *            *

1800-10-000         S S BIT 3-1/2X1/16                       EA
1800-12-000         S S BIT 3-1/2X5/64                       EA
1800-14-000         S S BIT 3-1/2X3/32                       EA
1800-16-000         S S BIT 3-1/2X7/64                       EA
1800-18-000         S S BIT 3-1/2X1/8                        EA
1800-20-000         S S BIT 3-1/2X9/64                       EA
1800-22-000         S S BIT 3-1/2X5/32                       EA
1800-23-000         S S BIT 3-1/2X11/64                      EA
1800-24-000         S S BIT 3-1/2X3/16                       EA

1801-10-000         S S BIT 5X1/16                           EA
1801-12-000         S S BIT 5X5/64                           EA
1801-14-000         S S BIT 5X3/32                           EA
1801-16-000         S S BIT 5X7/64                           EA
1801-18-000         S S BIT 5X1/8                            EA
1801-20-000         S S BIT 5X9/64                           EA
1801-22-000         S S BIT 5X5/32                           EA
1801-23-000         S S BIT 5X11/64                          EA
1801-24-000         S S BIT 5X3/16                           EA

1821-10-000         DRILL BIT 1/4X7                          EA
1821-11-000         DRILL BIT 5/16X7                         EA
1821-12-000         DRILL BIT 3/8X7                          EA

1899-14-000         CORTICAL SCREW CASE                      EA
-----------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DECRIPTION                         U/M    BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1899-61-000    BASIS INSTRUMENT SET                SE
1899-62-000    BASIS INSTRUMENT CASE               EA
1899-65-000    SCREW SET                           SE
1899-66-000    SCREW CASE ONLY                     EA
1899-69-000    PLATE SET - DUOPRESS                SE
1899-70-000    DUOPRESS CASE                       EA
1899-81-000    SM FRAG INSTR & IMPLANT SET         SE
1899-83-000    SM FRAG SET CASE                    EA
1899-85-000    MINI FRAG INSTR & IMPLANT SET       SE
1899-86-000    MINI FRAG CASE                      EA

1901-60-000    CORTICAL SCREW NUT                  EA
1901-64-000    SPIKED DISKS 8MM DIA                EA
1901-65-000    SPIKED DISKS 13.5MM DIA             EA
1901-66-000    SOFT TISSUE SPIKED WASHER 13.5      EA
1901-68-000    SOFT TISSUE SUTURE WASHER           EA
1901-69-000    WASHER FOR TIBIA BOLT               EA
1901-70-000    WASHER, LARGE                       EA         *            *
1901-71-000    WASHER, SMALL                       EA

1905-02-000    EPIPHYSIS PLATE T-SHAPED            EA
1905-04-000    SMALL FRAGMENT PLATE                EA
1905-06-000    EPIPHYSIS PLATE RT 90D              EA
1905-08-000    EPIPHYSIS PLATE LT 90D              EA
1905-10-000    EPIPHYSIS PLATE RT 110D             EA
1905-12-000    EPIPHYSIS PLATE LT 110D             EA
1905-20-000    EPIPHYSIS MINI PLATE RT 90D         EA
1905-22-000    EPIPHYSIS MINI PLATE LT 90D         EA
1905-24-000    EPIPHYSIS MINI PLATE RT 110D        EA
1905-26-000    EPIPHYSIS MINI PLATE LT 110D        EA
1905-28-000    EPIPHYSIS MINI PLATE T-SHAPED       EA
1905-30-000    1/3 TUBULAR PLATE 25MMX2HOLE        EA
1905-32-000    1/3 TUBULAR PLATE 37MMX3HOLE        EA
1905-34-000    1/3 TUBULAR PLATE 49MMX4HOLE        EA
1905-36-000    1/3 TUBULAR PLATE 61MMX5HOLE        EA
1905-38-000    1/3 TUBULAR PLATE 73MMX6HOLE        EA
1905-40-000    1/3 TUBULAR PLATE 85MMX7HOLE        EA
1905-42-000    1/3 TUBULAR PLATE 97MMX8HOLE        EA
1905-44-000    MINI STRAIGHT PLATE 3 HOLE          EA
1905-46-000    MINI STRAIGHT PLATE 4 HOLE          EA
1905-48-000    MINI STRAIGHT PLATE 5 HOLE          EA
1905-58-000    SEMI-TABULAR PLATE 2HX39MM          EA
1905-60-000    SEMI-TABULAR PLATE 3HX55MM          EA
1905-62-000    SEMI-TABULAR PLATE 4HX71MM          EA
-------------------------------------------------------------------------------

*Confidential portion omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                       *    %-
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1905-64-000    SEMI-TUBULAR PLATE 5HX87MM         EA
1905-66-000    SEMI-TUBULAR PLATE 6HX103MM        EA
1905-68-000    SEMI-TUBULAR PLATE 7HX119MM        EA
1905-70-000    SEMI-TUBULAR PLATE 8HX135MM        EA
1905-72-000    SEMI-TUBULAR PLATE 9HX151MM        EA
1905-74-000    SEMI-TUBULAR PLATE 10HX167MM       EA
1905-76-000    SEMI-TUBULAR PLATE 11HX183MM       EA
1905-78-000    SEMI-TUBULAR PLATE 12HX199MM       EA

1908-02-000    WD DUOPRESS PLATE 5HX87MM          EA
1908-04-000    WD DUOPRESS PLATE 6HX103MM         EA
1908-06-000    WD DUOPRESS PLATE 7HX119MM         EA
1908-08-000    WD DUOPRESS PLATE 8HX135MM         EA
1908-10-000    WD DUOPRESS PLATE 9HX151MM         EA
1908-12-000    WD DUOPRESS PLATE 10HX167MM        EA
1908-14-000    WD DUOPRESS PLATE 12HX199MM        EA
1908-16-000    WD DUOPRESS PLATE 14HX231MM        EA
1908-18-000    WD DUOPRESS PLATE 16HX263MM        EA
1908-20-000    WD DUOPRESS PLATE 18HX295MM        EA
1908-30-000    NAR DUOPRESS PLATE 2HX39MM         EA
1908-32-000    NAR DUOPRESS PLATE 3HX55MM         EA            *           *
1908-34-000    NAR DUOPRESS PLATE 4HX71MM         EA
1908-36-000    NAR DUOPRESS PLATE 5HX87MM         EA
1908-38-000    NAR DUOPRESS PLATE 6HX103MM        EA
1908-40-000    NAR DUOPRESS PLATE 7HX119MM        EA
1908-42-000    NAR DUOPRESS PLATE 8HX135MM        EA
1908-44-000    NAR DUOPRESS PLATE 9HX151MM        EA
1908-46-000    NAR DUOPRESS PLATE 10HX167MM       EA
1908-48-000    NAR DUOPRESS PLATE 11HX183MM       EA
1908-50-000    NAR DUOPRESS PLATE 12HX119MM       EA
1908-52-000    NAR DUOPRESS PLATE 13HX215MM       EA
1908-54-000    NAR DUOPRESS PLATE 14HX231MM       EA
1908-56-000    NAR DUOPRESS PLATE 15HX247MM       EA
1908-58-000    NAR DUOPRESS PLATE 16HX263MM       EA
1908-61-000    2.7 DUOPRESS PLATE 2 HOLE          EA
1908-62-000    3.5 DUOPRESS PLATE 2HX26MM         EA
1908-63-000    2.7 DUOPRESS PLATE 4 HOLE          EA
1908-64-000    3.5 DUOPRESS PLATE 3HX38MM         EA
1908-65-000    2.7 DUOPRESS PLATE 5 HOLE          EA
1908-66-000    3.5 DUOPRESS PLATE 4HX50MM         EA
1908-67-000    2.7 DUOPRESS PLATE 6 HOLE          EA
1908-68-000    3.5 DUOPRESS PLATE 5HX62MM         EA
1908-69-000    2.7 DUOPRESS PLATE 7 HOLE          EA
1908-70-000    3.5 DUOPRESS PLATE 6HX74MM         EA
1908-71-000    2.7 DUOPRESS PLATE 8 HOLE          EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1908-72-000    3.5 DUOPRESS PLATE 7HX86MM         EA
1908-73-000    2.7 DUOPRESS PLATE 9 HOLE          EA
1908-74-000    3.5 DUOPRESS PLATE 8HX98MM         EA
1908-75-000    2.7 DUOPRESS PLATE 10 HOLE         EA
1908-76-000    3.5 DUOPRESS PLATE 10HX122MM       EA
1908-77-000    2.7 DUOPRESS PLATE 12 HOLE         EA
1908-78-000    3.5 DUOPRESS PLATE 12HX146MM       EA
1908-85-000    3.5MM RECONSTRUCT PLATE 5          EA
1908-86 000    3.5MM RECONSTRUCT PLATE 6          EA
1908-87-000    3.5MM RECONSTRUCT PLATE 7          EA
1908-88-000    3.5MM RECONSTRUCT PLATE 8          EA

1909-00-000    PROX TIB OSTEO PLATE SET           SE
1909-77-000    PROX TIB OSTEO PLATE 50MM          EA
1909-78-000    PROX TIB OSTEO PLATE 60MM          EA
1909-78-000    PROX TIB OSTEO PLATE 70MM          EA

1911-14-000    CLOVERLEAF PLATE 3H                EA
1911-16-000    CLOVERLEAF PLATE 4H                EA         *              *
1911-18-000    SPOON PLATE 5H                     EA
1911-20-000    SPOON PLATE 6H                     EA
1911-22-000    STANDARD T-PLATE 3H                EA
1911-24-000    STANDARD T-PLATE 5H                EA
1911-26-000    STANDARD T-PLATE 6H                EA
1911-28-000    SMALL T-PLATE 3H                   EA
1911-30-000    SMALL T-PLATE 4H                   EA
1911-32-000    COBRA PLATE ARTHRODESIS 8H         EA
1911-34-000    COBRA PLATE ARTHRODESIS 9H         EA
1911-36-000    COBRA PLATE ARTHRODESIS 10H        EA
1911-38-000    COBRA PLATE ARTHRODESIS 11H        EA
1911-52-000    T-BUTTRESS PLATE 4H                EA
1911-53-000    T-BUTTRESS PLATE 5H                EA
1911-54-000    T-BUTTRESS PLATE 6H                EA
1911-55-000    L-BUTTRESS PLATE, LEFT             EA
1911-56-000    L-BUTTRESS PLATE, RIGHT            EA
1911-57-000    STANDARD T-PLATE, 4H               EA
1911-58-000    STANDARD T-PLATE, 8H               EA
1911-59-000    SMALL T-PLATE, 5H                  EA
1911-60-000    SMALL T-PLATE, 6H                  EA
1911-61-000    OBLIQUE T-PLATE, 3H                EA
1911-62-000    OBLIQUE T-PLATE, 5H                EA
1911-65-000    4-HOLE Y PLATE                     EA
1911-66-000    CONDYLAR BUTR PLATE 7HX158MM R     EA
1911-67-000    CONDYLAR BUTR PLATE 9HX190MM L     EA
1911-68-000    CONDYLAR BUTR PLATE 9HX190MM R     EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        * %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1911-69-000    CONDYLAR BUTR PLATE 7HX 158 L      EA
1911-70-000    QTR TUBULAR PLATE 3HX23MM          EA
1911-71-000    QTR TUBULAR PLATE 4HX31MM          EA
1911-72-000    QTR TUBULAR PLATE 5HX39MM          EA
1911-73-000    QTR TUBULAR PLATE 6HX47MM          EA
1911-74-000    QTR TUBULAR PLATE 7HX55MM          EA
1911-75-000    QTR TUBULAR PLATE 8HX63MM          EA

1914-10-000    SFT COIL WIRE/CERCLAGE 1.0X10      EA
1914-12-000    SFT COIL WIRE/CERCLAGE 1.2X10      EA
1914-34-000    TIBIA BOLT W/2 NUTS 80MM           EA
1914-36-000    TIBIA BOLT W/2 NUTS 100MM          EA
1914-38-000    TIBIA BOLT W/2 NUTS 120MM          EA

1917-14-000    SELF-TAP CORT SC 4.5X14MM          EA
1917-16-000    SELF-TAP CORT SC 4.5X16MM          EA
1917-18-000    SELF-TAP CORT SC 4.5X18MM          EA
1917-20-000    SELF-TAP CORT SC 4.5X20MM          EA
1917-22-000    SELF-TAP CORT SC 4.5X22MM          EA
1917-24-000    SELF-TAP CORT SC 4.5X24MM          EA
1917-26-000    SELF-TAP CORT SC 4.5X26MM          EA
1917-28-000    SELF-TAP CORT SC 4.5X28MM          EA         *              *
1917-30-000    SELF-TAP CORT SC 4.5X30MM          EA
1917-32-000    SELF-TAP CORT SC 4.5X32MM          EA
1917-34-000    SELF-TAP CORT SC 4.5X34MM          EA
1917-36-000    SELF-TAP CORT SC 4.5X36MM          EA
1917-38-000    SELF-TAP CORT SC 4.5X38MM          EA
1917-40-000    SELF-TAP CORT SC 4.5X40MM          EA
1917-42-000    SELF-TAP CORT SC 4.5X42MM          EA
1917-44-000    SELF-TAP CORT SC 4.5X44MM          EA
1917-46-000    SELF-TAP CORT SC 4.5X46MM          EA
1917-48-000    SELF-TAP CORT SC 4.5X48MM          EA
1917-50-000    SELF-TAP CORT SC 4.5X50MM          EA
1917-52-000    SELF-TAP CORT SC 4.5X52MM          EA
1917-56-000    SELF-TAP CORT SC 4.5X56MM          EA
1917-60-000    SELF-TAP CORT SC 4.5X60MM          EA
1917-65-000    SELF-TAP CORT SC 4.5X65MM          EA
1917-70-000    SELF-TAP CORT SC 4.5X70MM          EA
1917-75-000    SELF-TAP CORT SC 4.5 X 75MM        EA
1917-79-000    SELF-TAP CORT SC 4.5 X 80MM        EA
1917-85-000    SELF-TAP CORT SC 4.5 X 85MM        EA
1917-89-000    SELF-TAP CORT SC 4.5 X 90MM        EA
1917-95-000    SELF-TAP CORT SC 4.5 X 95MM        EA
1917-99-000    SELF-TAP CORT SC 4.5 X 100MM       EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                          *%
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1920-06-000    BONE SCREW 1.5MM X 6MM             EA
1920-07-000    BONE SCREW 1.5MM X 7MM             EA
1920-08-000    BONE SCREW 1.5MM X 8MM             EA
1920-09-000    BONE SCREW 1.5MM X 9MM             EA
1920-10-000    BONE SCREW 1.5MM X 10MM            EA
1920-11-000    BONE SCREW 1.5MM X 11MM            EA
1920-12-000    BONE SCREW 1.5MM X 12MM            EA
1920-14-000    BONE SCREW 1.5MM X 14MM            EA
1920-16-000    BONE SCREW 1.5MM X 16MM            EA

1921-06-000    BONE SCREW 2.0MM X 6MM             EA
1921-08-000    BONE SCREW 2.0MM X 8MM             EA
1921-10-000    BONE SCREW 2.0MM X 10MM            EA
1921-12-000    BONE SCREW 2.0MM X 12MM            EA
1921-14-000    BONE SCREW 2.0MM X 14MM            EA
1921-16-000    BONE SCREW 2.0MM X 16MM            EA
1921-18-000    BONE SCREW 2.0MM X 18MM            EA
1921-20-000    BONE SCREW 2.0MM X 20MM            EA         *              *

1922-06-000    BONE SCREW 2.7MM X 6MM             EA
1922-08-000    BONE SCREW 2.7MM X 8MM             EA
1922-10-000    BONE SCREW 2.7MM X 10MM            EA
1922-12-000    BONE SCREW 2.7MM X 12MM            EA
1922-14-000    BONE SCREW 2.7MM X 14MM            EA
1922-16-000    BONE SCREW 2.7MM X 16MM            EA
1922-18-000    BONE SCREW 2.7MM X 18MM            EA
1922-20-000    BONE SCREW 2.7MM X 20MM            EA
1922-22-000    BONE SCREW 2.7MM X 22MM            EA
1922-24-000    BONE SCREW 2.7MM X 24MM            EA

1923-10-000    BONE SCREW 3.5MM STD X 10MM        EA
1923-12-000    BONE SCREW 3.5MM STD X 12MM        EA
1923-14-000    BONE SCREW 3.5MM STD X 14MM        EA
1923-16-000    BONE SCREW 3.5MM STD X 16MM        EA
1923-18-000    BONE SCREW 3.5MM STD X 18MM        EA
1923-20-000    BONE SCREW 3.5MM STD X 20MM        EA
1923-22-000    BONE SCREW 3.5MM STD X 22MM        EA
1923-24-000    BONE SCREW 3.5MM STD X 24MM        EA
1923-26-000    BONE SCREW 3.5MM STD X 26MM        EA
1923-28-000    BONE SCREW 3.5MM STD X 28MM        EA
1923-30-000    BONE SCREW 3.5MM STD X 30MM        EA
1923-32-000    BONE SCREW 3.5MM STD X 32MM        EA
1923-36-000    BONE SCREW 3.5MM STD X 36MM        EA
1923-40-000    BONE SCREW 3.5MM STD X 40MM        EA
1923-45-000    BONE SCREW 3.5MM STD X 45MM        EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *  %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1923-50-000    BONE SCREW 3.5MM STD X 50MM        EA
1923-55-000    BONE SCREW 3.5MM STD X 55MM        EA
1923-60-000    BONE SCREW 3.5MM STD X 60MM        EA

1924-10-000    BONE SCREW 3.5MM FINE X 10MM       EA
1924-12-000    BONE SCREW 3.5MM FINE X 12MM       EA
1924-14-000    BONE SCREW 3.5MM FINE X 14MM       EA
1924-16-000    BONE SCREW 3.5MM FINE X 16MM       EA
1924-18-000    BONE SCREW 3.5MM FINE X 18MM       EA
1924-20-000    BONE SCREW 3.5MM FINE X 20MM       EA
1924-22-000    BONE SCREW 3.5MM FINE X 22MM       EA
1924-24-000    BONE SCREW 3.5MM FINE X 24MM       EA
1924-26-000    BONE SCREW 3.5MM FINE X 26MM       EA
1924-28-000    BONE SCREW 3.5MM FINE X 28MM       EA
1924-30-000    BONE SCREW 3.5MM FINE X 30MM       EA
1924-32-000    BONE SCREW 3.5MM FINE X 32MM       EA
1924-36-000    BONE SCREW 3.5MM FINE X 36MM       EA
1924-40-000    BONE SCREW 3.5MM FINE X 40MM       EA
1924-45-000    BONE SCREW 3.5MM FINE X 45MM       EA         *              *
1924-50-000    BONE SCREW 3.5MM FINE X 50MM       EA

1925-10-000    BONE SCREW 4.0MM CANC X 10MM       EA
1925-12-000    BONE SCREW 4.0MM CANC X 12MM       EA
1925-14-000    BONE SCREW 4.0MM CANC X 14MM       EA
1925-16-000    BONE SCREW 4.0MM CANC X 16MM       EA
1925-18-000    BONE SCREW 4.0MM CANC X 18MM       EA
1925-20-000    BONE SCREW 4.0MM CANC X 20MM       EA
1925-22-000    BONE SCREW 4.0MM CANC X 22MM       EA
1925-24-000    BONE SCREW 4.0MM CANC X 24MM       EA
1925-26-000    BONE SCREW 4.0MM CANC X 26MM       EA
1925-28-000    BONE SCREW 4.0MM CANC X 28MM       EA
1925-30-000    BONE SCREW 4.0MM CANC X 30MM       EA
1925-35-000    BONE SCREW 4.0MM CANC X 35MM       EA
1925-40-000    BONE SCREW 4.0MM CANC X 40MM       EA
1925-45-000    BONE SCREW 4.0MM CANC X 45MM       EA
1925-50-000    BONE SCREW 4.0MM CANC X 50MM       EA

1926-14-000    BONE SCREW 4.5MM X 14MM            EA
1926-16-000    BONE SCREW 4.5MM X 16MM            EA
1926-18-000    BONE SCREW 4.5MM X 18MM            EA
1926-20-000    BONE SCREW 4.5MM X 20MM            EA
1926-22-000    BONE SCREW 4.5MM X 22MM            EA
1926-24-000    BONE SCREW 4.5MM X 24MM            EA
1926-26-000    BONE SCREW 4.5MM X 26MM            EA
1926-28-000    BONE SCREW 4.5MM X 28MM            EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        * %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1926-30-000    BONE SCREW 4.5MM X 30MM            EA
1926-32-000    BONE SCREW 4.5MM X 32MM            EA
1926-34-000    BONE SCREW 4.5MM X 34MM            EA
1926-36-000    BONE SCREW 4.5MM X 36MM            EA
1926-38-000    BONE SCREW 4.5MM X 38MM            EA
1926-40-000    BONE SCREW 4.5MM X 40MM            EA
1926-42-000    BONE SCREW 4.5MM X 42MM            EA
1926-44-000    BONE SCREW 4.5MM X 44MM            EA
1926-46-000    BONE SCREW 4.5MM X 46MM            EA
1926-48-000    BONE SCREW 4.5MM X 48MM            EA
1926-50-000    BONE SCREW 4.5MM X 50MM            EA
1926-52-000    BONE SCREW 4.5MM X 52MM            EA
1926-54-000    BONE SCREW 4.5MM X 54MM            EA
1926-56-000    BONE SCREW 4.5MM X 56MM            EA
1926-58-000    BONE SCREW 4.5MM X 58MM            EA
1926-60-000    BONE SCREW 4.5MM X 60MM            EA
1926-64-000    BONE SCREW 4.5MM X 64MM            EA
1926-70-000    BONE SCREW 4.5MM X 70MM            EA         *              *

1927-20-000    MALLEOLAR SCREW 4.5MM X 20MM       EA
1927-25-000    MALLEOLAR SCREW 4.5MM X 25MM       EA
1927-30-000    MALLEOLAR SCREW 4.5MM X 30MM       EA
1927-35-000    MALLEOLAR SCREW 4.5MM X 35MM       EA
1927-40-000    MALLEOLAR SCREW 4.5MM X 40MM       EA
1927-45-000    MALLEOLAR SCREW 4.5MM X 45MM       EA
1927-50-000    MALLEOLAR SCREW 4.5MM X 50MM       EA
1927-55-000    MALLEOLAR SCREW 4.5MM X 55MM       EA
1927-60-000    MALLEOLAR SCREW 4.5MM X 60MM       EA
1927-65-000    MALLEOLAR SCREW 4.5MM X 65MM       EA
1927-70-000    MALLEOLAR SCREW 4.5MM X 70MM       EA
1927-79-000    MALLEOLAR SCREW 4.5MM X 80MM       EA

1928-30-000    BONE SCREW 6.5MM (16) X 30MM       EA
1928-35-000    BONE SCREW 6.5MM (16) X 35MM       EA
1928-40-000    BONE SCREW 6.5MM (16) X 40MM       EA
1928-45-000    BONE SCREW 6.5MM (16) X 45MM       EA
1928-50-000    BONE SCREW 6.5MM (16) X 50MM       EA
1928-55-000    BONE SCREW 6.5MM (16) X 55MM       EA
1928-60-000    BONE SCREW 6.5MM (16) X 60MM       EA
1928-65-000    BONE SCREW 6.5MM (16) X 65MM       EA
1928-70-000    BONE SCREW 6.5MM (16) X 70MM       EA
1928-75-000    BONE SCREW 6.5MM (16) X 75MM       EA
1928-79-000    BONE SCREW 6.5MM (16) X 80MM       EA
1928-85-000    BONE SCREW 6.5MM (16) X 85MM       EA
1928-89-000    BONE SCREW 6,5MM (16) X 90MM       EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *  %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1928-95-000    BONE SCREW 6.5MM (16) X 95MM       EA
1928-96-000    BONE SCREW 6.5MM (16) X 100MM      EA
1928-97-000    BONE SCREW 6.5MM (16) X 105MM      EA
1928-98-000    BONE SCREW 6.5MM (16) X 110MM      EA

1929-45-000    BONE SCREW 6.5MM (32) X 45MM       EA
1929-50-000    BONE SCREW 6.5MM (32) X 50MM       EA
1929-55-000    BONE SCREW 6.5MM (32) X 55MM       EA
1929-60-000    BONE SCREW 6.5MM (32) X 60MM       EA
1929-65-000    BONE SCREW 6.5MM (32) X 65MM       EA
1929-70-000    BONE SCREW 6.5MM (32) X 70MM       EA
1929-75-000    BONE SCREW 6.5MM (32) X 75MM       EA
1929-79-000    BONE SCREW 6.5MM (32) X 80MM       EA
1929-85-000    BONE SCREW 6.5MM (32) X 85MM       EA
1929-89-000    BONE SCREW 6.5MM (32) X 90MM       EA
1929-95-000    BONE SCREW 6.5MM (32) X 95MM       EA
1929-96-000    BONE SCREW 6.5MM (32) X 100MM      EA
1929-97-000    BONE SCREW 6.5MM (32) X 105MM      EA         *              *
1929-98-000    BONE SCREW 6.5MM (32) X 110MM      EA

1930-25-000    BONE SCREW 6.5MM F-THD X 25MM      EA
1930-30-000    BONE SCREW 6.5MM F-THD X 30MM      EA
1930-35-000    BONE SCREW 6.5MM F-THD X 35MM      EA
1930-40-000    BONE SCREW 6.5MM F-THD X 40MM      EA
1930-45-000    BONE SCREW 6.5MM F-THD X 45MM      EA
1930-50-000    BONE SCREW 6.5MM F-THD X 50MM      EA
1930-55-000    BONE SCREW 6.5MM F-THD X 55MM      EA
1930-60-000    BONE SCREW 6.5MM F-THD X 60MM      EA
1930-65-000    BONE SCREW 6.5MM F-THD X 65MM      EA
1930-70-000    BONE SCREW 6.5MM F-THD X 70MM      EA
1930-75-000    BONE SCREW 6.5MM F-THD X 75MM      EA
1930-79-000    BONE SCREW 6.5MM F-THD X 80MM      EA
1930-85-000    BONE SCREW 6.5MM F-THD X 85MM      EA
1930-89-000    BONE SCREW 6.5MM F-THD X 90MM      EA
1930-95-000    BONE SCREW 6.5MM F-THD X 95MM      EA
1930-96-000    BONE SCREW 6.5MM F-THD X 100MM     EA
1930-97-000    BONE SCREW 6.5MM F-THD X 105MM     EA
1930-98-000    BONE SCREW 6.5MM F-THD X 110MM     EA

1952-02-000    M KUROSAKA FIX SCR 7MM X 20MM      EA
1952-04-000    M KUROSAKA FIX SCR 7MM X 25MM      EA
1952-06-000    M KUROSAKA FIX SCR 7MM X 30MM      EA
1952-07-000    M KUROSAKA FIX SCR 7MM X 35MM      EA
1952-08-000    M KUROSAKA FIX SCR 7MM X 40MM      EA
1952-10-000    M KUROSAKA FIX SCR 9MM X 20MM      EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *%
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1952-14-000    M KUROSAKA FIX SCR 9MM X 25MM      EA
1952-18-000    M KUROSAKA FIX SCR 9MM X 30MM      EA
1952-20-000    M KUROSAKA FIX SCR 9MM X 35MM      EA
1952-22-000    M KUROSAKA FIX SCR 9MM X 40MM      EA
1952-40-000    CANN TI FIX SCR 9X20 W/9 PIN       EA
1952-42-000    CANN TI FIX SCR 9X25 W/9 PIN       EA
1952-44-000    CANN TI FIX SCR 9X30 W/9 PIN       EA
1952-46-000    CANN TI FIX SCR 9X35 W/9 PIN       EA
1952-48-000    CANN TI FIX SCR 9X40 W/9 PIN       EA
1952-50-000    KUR CANN FIX SCR 7X20 W/9 PIN      EA
1952-52-000    KUR CANN FIX SCR 7X25 W/9 PIN      EA
1952-54-000    KUR CANN FIX SCR 7X30 W/9 PIN      EA
1952-56-000    KUR CANN FIX SCR 7X35 W/9 PIN      EA
1952-58-000    KUR CANN FIX SCR 7X40 W/9 PIN      EA
1952-62-000    KUR EXTREMITY FIX SCR 5.5X25       EA         *              *
1952-64-000    KUR EXTREMITY FIX SCR 5.5X30       EA

1953-02-000    NON-STER KUROSAKA SCREW 7X20      EA
1953-04-000    NON-STER KUROSAKA SCREW 7X25      EA
1953-06-000    NON-STER KUROSAKA SCREW 7X30      EA
1953-07-000    NON-STER KUROSAKA SCREW 7X35      EA
1953-08-000    NON-STER KUROSAKA SCREW 7X40      EA
1953-10-000    NON-STER KUROSAKA SCREW 9X20      EA
1953-14-000    NON-STER KUROSAKA SCREW 9X25      EA
1953-18-000    NON-STER KUROSAKA SCREW 9X30      EA
1953-20-000    NON-STER KUROSAKA SCREW 9X35      EA
1953-22-000    NON-STER KUROSAKA SCREW 9X40      EA
1953-40-000    NONSTER CANN KUROSAKA SCR 9X20    EA
1953-42-000    NONSTER CANN KUROSAKA SCR 9X25    EA
1953-44-000    NONSTER CANN KUROSAKA SCR 9X30    EA
1953-46-000    NONSTER CANN KUROSAKA SCR 9X35    EA
1953-48-000    NONSTER CANN KUROSAKA SCR 9X40    EA
1953-50-000    NONSTER CANN KUROSAKA SCR 7X20    EA
1953-52-000    NONSTER CANN KUROSAKA SCR 7X25    EA
1953-54-000    NONSTER CANN KUROSAKA SCR 7X30    EA
1953-56-000    NONSTER CANN KUROSAKA SCR 7X35    EA
1953-58-000    NONSTER CANN KUROSAKA SCR 7X40    EA
1953-62-000    NONSTER KUROSAKA SCR 5.5 X 25      EA
1953-64-000    NONSTER KUROSAKA SCR 5.5 X 30      EA

2001-10-000    DRIVER FOR HIP PROSTHESIS          EA
2001-12-000    REPLACEMENT DELRIN INSERT          EA

2003-10-000    I BEAM PROS. RASP 6-1/2 IN         EA
2003-12-000    1 BEAM PROS. RASP 8 INCH           EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------
                   FRACTURE MANAGEMENT                           *    %
CATALOG NO.  DESCRIPTION                      U/M  BASE PRICE  COMMITTED
------------------------------------------------------------------------
2003-14-000  I BEAM PROS. RASP 10 IN          EA
2003-16-000  I BEAM PROS. RASP 12 IN          EA

2004-00-000  MURPHY BONE SKID                 EA

2006-00-000  PROS GUAGE IN                    EA
2006-10-000  PROS GUAGE MM                    EA

2008-00-000  DRIVER                           EA

2028-00-000  HIP PIN RACK                     EA

2029-00-000  KNOWLES PIN WRENCH               EA
2029-10-000  CANAKIS PIN WRENCH               EA

2030-00-000  HAGIE PIN WRENCH                 EA         *         *

2046-10-000  DRIVER EXTRACTOR                 EA
2046-22-000  MOORE PROS EXTR                  EA
2046-28-000  ADPTR/I-BEAM PROS                EA
2046-32-000  UNIVERSAL FEM TRIAL EXTRACTOR    EA
2046-34-000  NICHOLLS HIP EXTRACTION ADPT     EA
2046-38-000  STEM EXTRAC/SM TAPER             EA

2056-00-000  ALUM SCREW DRIVER 3 BITS         EA

2058-12-000  CS BIT                           EA
2058-14-000  SS BIT                           EA
2058-16-000  WDRF BIT                         EA

2062-00-000  PIN EXTRACTOR                    EA

2066-12-000  PIN DRIVER 1/8                   EA
2066-14-000  PIN DRIVER 3/16                  EA
2066-16-000  PIN DRIVER 1/4                   EA

2067-40-000  HARD JAWS WIRE CUTTER            EA

2068-10-000  STAINLESS STEEL WIRE CUTTER      EA
2068-14-000  PEDIATRIC WIRE CUTTER T/C        EA
2068-16-000  DOUBLE ACTION WIRE CUTTER        EA
2068-18-000  SIDE BITE WIRE CUTTER            EA
2068-20-000  MINI SIDE/END WIRE CUTTER        EA

2070-00-000  ST PIN RACK                      EA
------------------------------------------------------------------------

*Confidential portions and filed separately with the Commission.

------------------------------------------------------------------------
                          FRACTURE MANAGEMENT                    *    %
CATALOG NO.  DESCRIPTION                      U/M  BASE PRICE  COMMITTED
------------------------------------------------------------------------
2071-00-000  K WIRE RACK                      EA
2071-10-000  MINI K WIRE RACK                 EA

2073-00-000  DRILL BIT RACK                   EA

2078-00-000  PEASE BONE DRILL                 EA

2079-00-000  MOD PEASE DRILL                  EA
2079-10-000  JACOBS CHK KEY/PEASE DRILL       EA

2085-10-000  BONE HOOK 3/8                    EA
2085-12-000  BONE HOOK 1/2                    EA
2085-14-000  BONE HOOK 3/4                    EA
2085-16-000  BONE HOOK 1                      EA

2116-00-000  I BEAM PROS DRIVER               EA

2117-00-000  MINI RASP & FILE                 EA         *         *

2118-00-000  CATHCART GAUGE/ODD MM            EA

2126-02-000  CHS INSTRUMENT SET               SE
2126-25-000  VARIABLE ANGLE PIN GUIDE         EA
2126-26-000  VARIABLE ANGLE CONDYLAR GUIDE    EA
2126-30-000  DEPTH GAUGE                      EA
2126-36-000  TRIPLE REAMER STD BARREL         EA
2126-37-000  TRIPLE REAMER SHORT BARREL       EA
2126-38-000  CHS PUSH BUTTON W/SPRING         EA
2126-39-000  QUICK COUPLE HANDLE CHS          EA
2126-40-000  CANNULATED TAP STD THREAD        EA
2126-41-000  CANNULATED TAP SUPER THREAD      EA
2126-42-000  INSERTER/EXTRACTOR               EA
2126-44-000  KEYWAY ALIGNMENT GUIDE           EA
2126-46-000  KEYING DEVICE                    EA
2126-49-000  HEAVY DUTY IMPACTOR              EA
2126-51-000  REPLACEMENT TIP FOR IMPACTOR     EA
2126-54-000  CHS TRIAL 90 DEG                 EA
2126-55-000  CHS TRIAL 95 DEG                 EA
2126-56-000  CHS TRIAL 130 DEG                EA
2126-57-000  CHS TRIAL 135 DEG                EA
2126-58-000  CHS TRIAL 140 DEG                EA
2126-59-000  CHS TRIAL 145 DEG                EA
2126-60-000  CHS TRIAL 150 DEG                EA
2126-66-000  JACOBS TO HUDSON ADAPTER         EA
------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

----------------------------------------------------------------------
                  FRACTURE MANAGEMENT                          *    %
CATALOG NO.  DESCRIPTION                    U/M  BASE PRICE  COMMITTED
----------------------------------------------------------------------
2126-69-000  LAG SCREW COMPRESSION INSTR    EA

2160-00-000  INIT INCISION RETRACTOR        EA

2172-14-000  T-HANDLE W/ HUDSON ADAPTER     EA

2177-00-000  MULLER RAKE RETR 38MM          EA

2202-00-000  WIRE PULLING FCP               EA

2204-10-000  PROTRACTOR SM                  EA
2204-12-000  PROTRACTOR LG                  EA

2210-10-000  PUTTI RASP RD                  EA
2210-12-000  PUTTI RASP FLAT                EA

2250-10-000  MALLET 1 1/2 LB.               EA
2250-12-000  MALLET 3 LB.                   EA         *         *

2251-10-000  DELRIN MALLET 1 1/2 LB         EA
2251-14-000  DELRIN BUTTON FOR 1 1/2 LB     EA

2276-10-000  METAL LOOP XSM                 EA
2276-12-000  METAL LOOP SM                  EA
2276-14-000  METAL LOOP MED                 EA
2276-16-000  METAL LOOP LG                  EA

2279-00-000  COMPL CRUTCHFILED TONGS        EA

2280-10-000  KIRSCHNER BOW SM               EA
2280-12-000  KIRSCHNER BOW LG               EA
2280-14-000  KIRSCHNER BOW XL               EA

2300-10-000  RONGEUR 2X10MMX5, STR          EA
2300-12-000  RONGEUR 2X10MMX7, STR          EA
2300-14-000  RONGEUR 2X10MMX5, UP           EA
2300-16-000  RONGEUR 2X10MMX7, UP           EA
2300-18-000  RONGEUR 2X10MMX5, DOWN         EA
2300-20-000  RONGEUR 2X10MMX7, DOWN         EA

2301-10-000  RONGEUR 3X10MMX5, STR          EA
2301-12-000  RONGEUR 3X10MMX7, STR          EA
2301-14-000  RONGEUR 3X10MMX5, UP           EA
2301-16-000  RONGEUR 3X10MMX7, UP           EA
2301-18-000  RONGEUR 3X10MMX5, DOWN         EA
----------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *  %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
2301-20-00     RONGEUR 3X10MMX7, DOWN             EA

2302-10-00     RONGEUR 4X10MMX5, STR              EA
2302-12-00     RONGEUR 4X10MMX7, STR              EA
2302-14-00     RONGEUR 4X10MMX5,UP                EA
2302-16-00     RONGEUR 4X10MMX7, UP               EA
2302-18-00     RONGEUR 4X10MMx7, DOWN             EA
2302-20-00     RONGEUR 4X10MMX7, DOWN             EA

2303-10-00     RONGEUR 2X10MMX7, STR              EA
2303-12-00     RONGEUR 2X10MMX7, UP               EA
2303-14-00     RONGEUR 2X10MMX7, DOWN             EA

2304-10-00     RONGEUR 3X10MMX7, STR              EA
2304-12-00     RONGEUR 3X10MMX7, UP               EA
2304-14-00     RONGEUR 3X10MMX7, DOWN             EA         *             *

2305-10-00     RONGEUR 4X10MMX7, STR              EA
2305-12-00     RONGEUR 4X10MMX7, UP               EA
2305-14-00     RONGEUR 4X10MMX7, DOWN             EA

2306-10-00     LOVE KERR 3MMX5-1/2, UP            EA
2306-12-00     LOVE KERR 3MMX5-1/2 DOWN           EA
2306-14-00     LOVE KERR 3MMX8, UP                EA
2306-16-00     LOVE KERR 3MMX8, DOWN              EA

2307-10-00     LOVE KERR 4MMX5-1/2, UP            EA
2307-12-00     LOVE KERR 4MMX5-1/2, DOWN          EA
2307-14-00     LOVE KERR 4MMX8, UP                EA
2307-16-00     LOVE KERR 4MMX8, DOWN              EA

2308-10-00     LOVE KERR 5MMX5 1/2, UP            EA
2308-12-00     LOVE KERR 5MMX5 1/2, DOWN          EA
2308-14-00     LOVE KERR 5MMX8, UP                EA
2308-16-00     LOVE KERR 5MMX8, DOWN              EA

2310-10-00     LOVE KERR 3MMX6                    EA
2310-12-00     LOVE KERR 3MMX8                    EA
2310-14-00     LOVE KERR 5MMX6                    EA
2310-16-00     LOVE KERR 5MMX8                    EA

2311-10-00     DUCKBILL 2X10MM                    EA
2312-12-00     DUCKBILL 3X10MM                    EA
2312-14-00     DUCKBILL 4X10MM                    EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DESCRIPTION                       U/M     BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
2312-00-000    LEKSELL LAMINECTOMY                EA

2313-00-000    LEKSELL RONGEUR                    EA

2314-10-000    STILLE LUERS STR JAWS              EA
2314-12-000    STILLE LUERS CVD JAWS              EA

2315-00-000    STILLE LUERS RONGEUR               EA

2316-00-000    STILLE LUERS ECHLIN RONG           EA

2317-00-000    RUSKIN RONGEUR                     EA

2318-10-000    LUER BONE RONGEUR STR              EA
2318-12-000    LUER BONE RONGEUR CVD              EA

2320-00-000    STILLE HORSLEY FORCEPS             EA

2321-10-000    STILLE LISTON FCPS STR             EA
2321-12-000    STILLE LISTON FCPS CVD             EA         *             *

2322-10-000    RUSKIN LISTON FCPS UP              EA
2322-12-000    RUSKIN LISTON FCPS STR             EA

2323-10-000    LISTON BONE FCPS 1/2 STR JAW       EA
2323-12-000    LISTON BONE FCPS 7-1/2 STR JAW     EA

2324-10-000    LISTON BONE FCPS 5-1/2 ANG JAW     EA
2324-12-000    LISTON BONE FCPS 7-1/2 ANG JAW     EA

2325-00-000    BONE FORCEPS                       EA
                                                  EA
2326-00-000    BONE CUTTING FCPS

2327-10-000    RUSKIN 7-1/4 STR, LG JAW           EA
2327-12-000    RUSKIN 6 CVD, SM                   EA
2327-14-000    RUSKIN CVD 7 1/4, WIDE             EA

2328-10-000    LEMPERT RONGEUR STR                EA
2328-12-000    LEMPERT RONGEUR CVD                EA

2329-10-000    NEEDLE HOLDER STR 5 1/2            EA
2329-12-000    NEEDLE HOLDER STR 6                EA
2329-14-000    NEEDLE HOLDER STR 7                EA
2329-18-000    NEEDLE HOLDER STR 8                EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                          *  %
CATALOG NO.    DESCRIPTION                        U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2331-00-000    WEBSTER NEEDLE HOLDER               EA

2332-00-000    RUSKIN RONGEUR                      EA

2333-10-000    MICRO KER RONG 2 MM X 7 UP          EA
2333-12-000    MICRO KER RONG 2 MM X 7 DWN         EA
2333-14-000    MICRO KER RONG 2 MM X 7 40 D        EA
2333-16-000    MICRO KER RONG 3 MM X 7 UP          EA
2333-18-000    MICRO KER RONG 3 MM X 7 DWN         EA
2333-20-000    MICRO KER RONG 3 MM X 7 40 D        EA
2333-22-000    MICRO KER RONG 4 MM X 7 UP          EA
2333-24-000    MICRO KER RONG 4 MM X 7 DWN         EA
2333-26-000    MICRO KER RONG 4 MM X 7 40 D        EA
2333-28-000    MICRO KER RONG 5 MM X 7 UP          EA
2333-30-000    MICRO KER RONG 5 MM X 7 DWN         EA
2333-32-000    MICRO KER RONG 5 MM X 7 40 D        EA
2333-34-000    MICRO KER RONG 6 MM X 7 UP          EA
2333-36-000    MICRO KER RONG 6 MM X 7 DWN         EA           *             *
2333-38-000    MICRO KER RONG 6 MM X 7 40 D        EA

2335-20-000    KLEINERT-KUTZ FLEX RETRIEVER        EA

2336-00-000    KLEINERT RAGNELL                    EA

2337-10-000    KLEINERT SKIN HOOK SM               EA
2337-12-000    KLEINERT SKIN HOOK MED              EA
2337-14-000    KLEINERT SKIN HOOK LG               EA

2339-00-000    KLEINERT-KUTZ ELEVATOR/CURETT       EA

2340-00-000    KLEIN-KUTZ SYNO RONG STRNG CV       EA

2341-10-000    KLEIN-KUTZ RONG LT CV 2MM           EA
2341-12-000    KLEIN-KUTZ RONG LT CV 3MM           EA

2342-10-000    KLEINERT-KUTZ BONE CUTTER STR       EA
2342-12-000    KLEINERT-KUTZ BONE CUTTER CVD       EA

2343-00-000    JOSEPH SKIN HOOK, SINGLE            EA

2344-10-000    JOSEPH SKIN HOOK,DBL 2MM            EA
2344-12-000    JOSEPH SKIN HOOK,DBL 5MM            EA
2344-14-000    JOSEPH SKIN HOOK,DBL 7MM            EA
2344-16-000    JOSEPH SKIN HOOK,DBL 10MM           EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                           *   %
CATALOG NO.    DESCRIPTION                         U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------------
2346-01-000    APEX HOLE ELIM TPD DRIVER           EA

2356-00-000    UNIVERSAL BONE TAMP                 EA

2376-00-000    BRUN CURETE STR 9IN SET W/WRAPS     EA
2376-10-000    BRUN CURETTE 000                    EA
2376-12-000    BRUN CURETTE 00                     EA
2376-14-000    BRUN CURETTE 0                      EA
2376-16-000    BRUN CURETTE 1                      EA
2376-18-000    BRUN CURETTE 2                      EA
2376-20-000    BRUN CURETTE 3                      EA
2376-22-000    BRUN CURETTE 4                      EA
2376-24-000    BRUN CURETTE 5                      EA
2376-26-000    BRUN CURETTE 6                      EA


2377-00-000    BRUN CURETE STR 7IN SET W/WRAPS     EA
2377-02-000    BRUN CURETE 45DEG. SET W/WRAPS      EA
2377-10-000    BONE CCURETTE 000                   EA
2377-12-000    BONE CURETTE 00                     EA
2377-14-000    BONE CURETTE 0                      EA
2377-16-000    BONE CURETTE 1                      EA            *             *
2377-18-000    BONE CURETTE 2                      EA
2377-20-000    BONE CURETTE 3                      EA
2377-22-000    BONE CURETTE 4                      EA
2377-24-000    BONE CURETTE 5                      EA
2377-26-000    BONE CURETTE 6                      EA
2377-50-000    ANGLED CURETTE 45DEGREE 000         EA
2377-52-000    ANGLED CURETTE 45DEGREE 00          EA
2377-54-000    ANGLED CURETTE 45DEGREE 0           EA
2377-56-000    ANGLED CURETTE 45DEGREE 1           EA
2377-58-000    ANGLED CURETTE 45DEGREE 2           EA
2377-60-000    ANGLED CURETTE 45DEGREE 3           EA
2377-62-000    ANGLED CURETTE 45DEGREE 4           EA
2377-64-000    ANGLED CURETTE 45DEGREE 5           EA
2377-66-000    ANGLED CURETTE 45DEGREE 6           EA

2378-00-000    HIBBS GOUGE STR SET W/CASE          SE
2378-01-000    HIBBS GOUGE STR SET ONLY            SE

2378-10-000    GOUGE STR 1/4                       EA
2378-12-000    GOUGE STR 3/8                       EA
2378-14-000    GOUGE STR 1/2                       EA
2378-16-000    GOUGE STR 5/8                       EA
2378-18-000    GOUGE STR 3/4                       EA
--------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                       *    %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2378-20-000    GOUGE STR 7/8                      EA
2378-22-000    GOUGE STR 1                        EA
2378-24-000    GOUGE STR 1 1/8                    EA
2378-26-000    GOUGE STR 1 1/4                    EA
2378-28-000    GOUGE STR 1 1/2                    EA

2379-00-000    HIBBS GOUGE CVD SET W/CASE         SE
2379-01-000    HIBBS GOUGE CVD SET ONLY           SE
2379-10-000    GOUGE CVD 1/4                      EA
2379-12-000    GOUGE CVD 3/8                      EA
2379-14-000    GOUGE CVD 1/2                      EA
2379-16-000    GOUGE CVD 5/8                      EA
2379-18-000    GOUGE CVD 3/4                      EA
2379-20-000    GOUGE CVD 7/8                      EA
2379-22-000    GOUGE CVD 1                        EA
2379-24-000    GOUGE CVD 1-1/8                    EA
2379-26-000    GOUGE CVD 1-1/4                    EA
2379-28-000    GOUGE CVD 1-1/2                    EA

2382-00-000    HIBBS OSTEO CVD SET W/CASE         SE
2382-01-000    HIBBS OSTEO CVD SET ONLY           SE
2382-10-000    OSTEOTOME STR 1/4                  EA
2382-12-000    OSTEOTOME STR 3/8                  EA         *           *
2382-14-000    OSTEOTOME STR 1/2                  EA
2382-16-000    OSTEOTOME STR 5/8                  EA
2382-18-000    OSTEOTOME STR 3/4                  EA
2382-20-000    OSTEOTOME STR 7/8                  EA
2382-22-000    OSTEOTOME STR 1                    EA
2382-24-000    OSTEOTOME STR 1-1/8                EA
2382-26-000    OSTEOTOME STR 1-1/4                EA
2382-28-000    OSTEOTOME STR 1-1/2                EA

2383-00-000    HIBBS OSTEO CVD SET W/CASE         SE
2383-01-000    HIBBS OSTEO CVD SET ONLY           SE
2383-10-000    OSTEOTOME STR 1/4                  EA
2383-12-000    OSTEOTOME STR 3/8                  EA
2383-14-000    OSTEOTOME STR 1/2                  EA
2383-16-000    OSTEOTOME STR 5/8                  EA
2383-18-000    OSTEOTOME STR 3/4                  EA
2383-20-000    OSTEOTOME STR 7/8                  EA
2383-22-000    OSTEOTOME STR 1                    EA
2383-24-000    OSTEOTOME STR 1-1/8                EA
2383-26-000    OSTEOTOME STR 1-1/4                EA
2383-28-000    OSTEOTOME STR 1-1/2                EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *    %
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2384-00-000    CHISEL MALLET SET SS               SE
2384-10-000    STAINLESS MALLET                   EA

2385-00-000    CHISEL MALLET SET NYLON            SE
2385-10-000    NYLON MALLET                       EA
2385-12-000    NYLON CAP                          EA

2386-10-000    OSTEOTOME 4MM                      EA
2386-12-000    OSTEOTOME 5MM                      EA
2386-14-000    OSTEOTOME 6MM                      EA
2386-16-000    OSTEOTOME 6MM, CURVED              EA
2386-18-000    OSTEOTOME 10MM                     EA
2386-20-000    OSTEOTOME 12MM                     EA
2386-22-000    OSTEOTOME 16MM                     EA
2386-24-000    OSTEOTOME 22MM                     EA
2386-26-000    OSTEOTOME 25MM                     EA
2386-28-000    WRAP/OSTEO MALLET 10               EA

2387-00-000    OSTEOTOME/MALLET SET                 SE
2387-10-000    MALLET                             EA
2387-12-000    DELRIN BUTTON                      EA
2387-14-000    OSTEOTOME 4MM                      EA
2387-16-000    OSTEOTOME 6MM                      EA          *            *
2387-18-000    OSTEOTOME 8MM                      EA
2387-20-000    OSTEOTOME 10MM                     EA
2387-22-000    OSTEOTOME 12MM                     EA
2387-24-000    OSTEOTOME 15MM                     EA
2387-26-000    WRAP-MINI LAMBOTTE OSTEOTOME       EA

2389-00-000    HOKE OSTEOTOME SET                 SE
2389-10-000    HOKE OSTEOTOME 1/8                 EA
2389-12-000    HOKE OSTEOTOME 3/16                EA
2389-14-000    HOKE OSTEOTOME 1/4                 EA
2389-16-000    HOKE OSTEOTOME 5/16                EA
2389-18-000    HOKE OSTEOTOME 3/8                 EA
2389-20-000    HOKE OSTEOTOME 1/2                 EA

2390-00-000    LAMBOTTE OSTEO STR SET ONLY        SE
2390-10-000    OSTEOTOME STR 1/4                  EA
2390-12-000    OSTEOTOME STR 1/2                  EA
2390-14-000    OSTEOTOME STR 3/4                  EA
2390-16-000    OSTEOTOME STR 1                    EA
2390-18-000    OSTEOTOME STR 1 1/4                EA
2390-20-000    OSTEOTOME STR 1 1/2                EA
--------------------------------------------------------------------------------


*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
2378-20-000    GOUGE STR 7/8                       EA
2378-22-000    GOUGE STR 1                         EA
2378-24-000    GOUGE STR 1 1/8                     EA
2378-26-000    GOUGE STR 1 1/4                     EA
2378-28-000    GOUGE STR 1 1/2                     EA

2379-00-000    HIBBS GOUGE CVD SET W/CASE          SE
2379-01-000    HIBBS GOUGE CVD SET ONLY            SE
2379-10-000    GOUGE CVD 1/4                       EA
2379-12-000    GOUGE CVD 3/8                       EA
2379-14-000    GOUGE CVD 1/2                       EA
2379-16-000    GOUGE CVD 5/8                       EA
2379-18-000    GOUGE CVD 3/4                       EA
2379-20-000    GOUGE CVD 7/8                       EA
2379-22-000    GOUGE CVD 1                         EA
2379-24-000    GOUGE CVD 1-1/8                     EA
2379-26-000    GOUGE CVD 1-1/4                     EA
2379-28-000    GOUGE CVD 1-1/2                     EA

2382-00-000    HIBBS OSTEO STR SET W/CASE          SE
2382-01-000    HIBBS OSTEO STR SET ONLY            SE
2382-10-000    OSTEOTOME STR 1/4                   EA         *             *
2382-12-000    OSTEOTOME STR 3/8                   EA
2382-14-000    OSTEOTOME STR 1/2                   EA
2382-16-000    OSTEOTOME STR 5/8                   EA
2382-18-000    OSTEOTOME STR 3/4                   EA
2382-20-000    OSTEOTOME STR 7/8                   EA
2382-22-000    OSTEOTOME STR 1                     EA
2382-24-000    OSTEOTOME STR 1-1/8                 EA
2382-26-000    OSTEOTOME STR 1-1/4                 EA
2382-28-000    OSTEOTOME STR 1-1/2                 EA

2383-00-000    HIBBS OSTEO CVD SET W/CASE          SE
2383-01-000    HIBBS OSTEO CVD SET ONLY            SE
2383-10-000    OSTEOTOME CVD 1/4                   EA
2383-12-000    OSTEOTOME CVD 3/8                   EA
2383-14-000    OSTEOTOME CVD 1/2                   EA
2383-16-000    OSTEOTOME CVD 5/8                   EA
2383-18-000    OSTEOTOME CVD 3/4                   EA
2383-20-000    OSTEOTOME CVD 7/8                   EA
2383-22-000    OSTEOTOME CVD 1                     EA
2383-24-000    OSTEOTOME CVD 1-1/8                 EA
2383-26-000    OSTEOTOME CVD 1-1/4                 EA
2383-28-000    OSTEOTOME CVD 1-1/2                 EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *  %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2384-00-000    CHISEL MALLET SET SS                SE
2384-10-000    STAINLESS MALLET                    EA

2385-00-000    CHISEL MALLET SET NYLON             SE
2385-10-000    NYLON MALLET                        EA
2385-12-000    NYLON CAP                           EA

2386-10-000    OSTEOTOME 4MM                       EA
2386-12-000    OSTEOTOME 5MM                       EA
2386-14-000    OSTEOTOME 6MM                       EA
2386-16-000    OSTEOTOME 6MM,CURVED                EA
2386-18-000    OSTEOTOME 10MM                      EA
2386-20-000    OSTEOTOME 12MM                      EA
2386-22-000    OSTEOTOME 16MM                      EA
2386-24-000    OSTEOTOME 22MM                      EA
2386-26-000    OSTEOTOME 25MM                      EA
2386-28-000    WRAP/OSTEO MALLET 10                EA

2387-00-000    OSTEOTOME/MALLET SET                SE
2387-10-000    MALLET                              EA
2387-12-000    DELRIN BUTTON                       EA         *           *
2387-14-000    OSTEOTOME 4MM                       EA
2387-16-000    OSTEOTOME 6MM                       EA
2387-18-000    OSTEOTOME 8MM                       EA
2387-20-000    OSTEOTOME 10MM                      EA
2387-22-000    OSTEOTOME 12MM                      EA
2387-24-000    OSTEOTOME 15MM                      EA
2387-26-000    WRAP-MINI LAMBOTTE OSTEOTOME        EA

2389-00-000    HOKE OSTEOTOME SET                  SE
2389-10-000    HOKE OSTEOTOME 1/8                  EA
2389-12-000    HOKE OSTEOTOME 3/16                 EA
2389-14-000    HOKE OSTEOTOME 1/4                  EA
2389-16-000    HOKE OSTEOTOME 5/16                 EA
2389-18-000    HOKE OSTEOTOME 3/8                  EA
2389-20-000    HOKE OSTEOTOME 1/2                  EA

2390-00-000    LAMBOTTE OSTEO STR SET ONLY         SE
2390-10-000    OSTEOTOME STR 1/4                   EA
2390-12-000    OSTEOTOME STR 1/2                   EA
2390-14-000    OSTEOTOME STR 3/4                   EA
2390-16-000    OSTEOTOME STR 1                     EA
2390-18-00     OSTEOTOME STR 1 1/4                 EA
2390-20-00     OSTEOTOME STR 1 1/2                 EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
2391-00-000    LAMBOTTE OSTEO CVD SET ONLY         SE
2391-10-000    OSTEOTOME CVD 1/4                   EA
2391-12-000    OSTEOTOME CVD 1/2                   EA
2391-14-000    OSTEOTOME CVD 3/4                   EA
2391-16-000    OSTEOTOME CVD 1                     EA
2391-18-000    OSTEOTOME CVD 1 1/4                 EA
2391-20-000    OSTEOTOME CVD 1 1/2                 EA

2395-00-000    CHISEL GOUGE OST INST CASE          EA
2395-12-000    9IN LAMBOTTE OST INST CASE          EA

2396-00-000    SMITH PETE OSTEO STR SET W/CS       SE
2396-01-000    SMITH PETE OSTEO STR SET ONLY       SE
2396-10-000    SP OSTEOTOME 1/4 STR                EA
2396-12-000    SP OSTEOTOME 3/8 STR                EA
2396-14-000    SP OSTEOTOME 1/2 STR                EA
2396-16-000    SP OSTEOTOME 5/8 STR                EA
2396-18-000    SP OSTEOTOME 3/4 STR                EA
2396-20-000    SP OSTEOTOME 1 STR                  EA
2396-22-000    SP OSTEOTOME 1-1/4 STR              EA

2397-00-000    SMITH PETE OSTEO CVD SET W/CS       SE       *             *
2397-01-000    SMITH PETE OSTEO CVD SET ONLY       SE
2397-10-000    SP OSTEOTOME 1/4 CVD                EA
2397-12-000    SP OSTEOTOME 3/8 CVD                EA
2397-14-000    SP OSTEOTOME 1/2 CVD                EA
2397-16-000    SP OSTEOTOME 5/8 CVD                EA
2397-18-000    SP OSTEOTOME 3/4 CVD                EA
2397-20-000    SP OSTEOTOME 1 CVD                  EA
2397-22-000    SP OSTEOTOME 1-1/4 CVD              EA

2398-00-000    SMITH PETE GOUGE ST SET W/CS        SE
2398-01-000    SMITH PETE GOUGE STR SET ONLY       SE
2398-10-000    SP GOUGE 1/4 STR                    EA
2398-12-000    SP GOUGE 3/8 STR                    EA
2398-14-000    SP GOUGE 1/2 STR                    EA
2398-16-000    SP GOUGE 5/8 STR                    EA
2398-18-000    SP GOUGE 3/4 STR                    EA
2398-20-000    SP GOUGE 1 STR                      EA
2398-22-000    SP GOUGE 1-1/4 STR                  EA

2399-00-000    SMITH PETE GOUGE CVD SET W/CS       SE
2399-01-000    SMITH PETE GOUGE CVD SET ONLY       SE
2399-10-000    SP GOUGE 1/4 CVD                    EA
2399-12-000    SP GOUGE 3/8 CVD                    EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                             FRACTURE MANAGEMENT
                                                                        *   %
CATALOG NO.    DESCRIPTION                     U/M     BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
2399-14-000    SP GOUGE 1/2 CVD                EA
2399-16-000    SP GOUGE 5/8 CVD                EA
2399-18-000    SP GOUGE 3/4 CVD                EA
2399-20-000    SP GOUGE 1 CVD                  EA
2399-22-000    SP GOUGE 1-1/4 CVD              EA

2425-10-000    KEY ELEVATOR 1/4                EA
2425-12-000    KEY ELEVATOR 1/2                EA
2425-14-000    KEY ELEVATOR 3/4                EA
2425-16-000    KEY ELEVATOR 1                  EA

2426-00-000    LANGENBECK ELEVATOR             EA

2427-00-000    SS PERRIOSTEAL ELEVATOR         EA

2428-10-000    ELEV SL CV, 9/32 BL             EA
2428-12-000    ELEV SL CV, 9/32 BL             EA
2428-14-000    ELEV SL CV, 9/16 BL             EA

2429-00-000    ELEVATOR DISSECTOR              EA

2431-10-000    CHANDLER ELEV RETR 7            EA          *              *
2431-12-000    CHANDLER ELEV RETR 8            EA
2431-14-000    CHANDLER ELEV RETR 9            EA
2431-16-000    CHANDLER ELEV RETR 10           EA

2432-24-000    COBB ELEVATOR 3/4X12            EA

2433-00-000    TRONZO ELEVATOR                 EA

2434-00-000    TRONZO ELEVATOR 1/2             EA
2461-02-000    CANN CAL REAMER 4.0/5.0MM       EA
2461-03-000    CANN CAL SCREW TAP 7MM          EA
2461-04-000    CANN SCREWDRIVER 5MM HEX        EA
2461-05-000    CANN SCREW FIXED PIN GUIDE      EA
2461-06-000    CANN SCREW DIRECT MEAS GUIDE    EA
2461-07-000    CANN SCREW COUNTERSINK          EA

2462-00-000    4MM CANN SCREW SYSTEM CASE      EA
2462-12-000    PARALLEL PIN GUIDE              EA

2477-00-000    CARTILAGE SCISSORS              EA

2479-00-000    WALTON CARTILAGE CLAMP          EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *   %
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2484-00-000    MENISCUS CLAMP                     EA

2484-10-000    RETRACTOR, NAR TIP                 EA
2484-12-000    RETRACTOR, BRD TIP                 EA

2486-10-000    SMILLIE MENIS KNIFE STR            EA
2486-12-000    SMILLIE MENIS KNIFE RT             EA
2486-14-000    SMILLIE MENIS KNIFE LFT            EA

2527-10-000    LOWMAN CLAMP X SM                  EA
2527-12-000    LOWMAN CLAMP SM                    EA
2527-14-000    LOWMAN CLAMP LG                    EA

2528-10-000    1 PR BONE CLAMP X SM               EA
2528-12-000    1 PR BONE CLAMP SM                 EA
2528-14-000    1 PR BONE CLAMP LG                 EA

2529-00-000    LANE BONE HDG FCPS                 EA

2530-00-000    KERN BONE HDG FCPS                 EA
2530-69-000    ARTIC/EZE TR BALL GRV 22.225+4     EA
2530-70-000    ARTIC/EZE TR BALL GRV 22.225+7     EA         *             *

2531-10-000    CLAMP W/RATCHET                    EA

2533-00-000    LEWIN BONE CLAMP                   EA

2538-18-000    CORTICAL AWL 11IN,279MM            EA

2539-00-000    FIN INSTR SET COMPLETE             EA
2539-02-000    SKIN PROTECTOR                     EA
2539-04-000    FIN UNIVERSAL BENDERS              EA
2539-06-000    FIN UNIVERSAL IMPACTOR/EXTRAC      EA
2539-08-000    FIN UNIVERSAL EXTRACTOR HOOK       EA
2539-12-000    3.5MM FINAL IMPACTOR               EA
2539-14-000    4.0MM FINAL IMPACTOR               EA
2539-16-000    4.5MM FINAL IMPACTOR               EA

2556-10-000    GELPI RETR 7-1/2IN SHARP           EA
2556-12-000    WILTSE GELPI RETR 11 IN            EA

2557-00-000    WEITLANER RETRACTOR HINGED         EA

2559-10-000    WEITLANER RETR 5-1/2IN SHARP       EA
2559-12-000    WEITLANER RETR 6-1/2IN SHARP       EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *    %
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2559-14-000    WEITLANER RETR 9-1/2IN SHARP        EA

2560-10-000    BECKMAN ADSON RETR 1x1              EA
2560-12-000    BECKMAN ADSON RETR 1x1-1/2          EA

2562-00-000    ADSON RETRACTOR                     EA

2576-10-000    PR BENNETT ELEV SM,                 PR
2576-12-000    PR BENNETT ELEV LG,                 PR

2577-00-000    HIBBS RETRACTOR MED 1x3IN           EA

2578-00-000    US ARMY RETR SET                    EA

2579-10-000    LAMINECTOMY RETR SM                 EA
2579-12-000    LAMINECTOMY RETR MED                EA
2579-14-000    LAMINECTOMY RETR LG                 EA

2580-10-000    RETRACTOR BLADE 3                   EA
2580-12-000    RETRACTOR BLADE 4                   EA          *             *

2581-00-000    WILTSE BANKART RETR                  EA

2585-10-000    RAKE RETR 2 PR, BLUNT               EA
2585-12-000    RAKE RETR 3 PR, BLUNT               EA
2585-14-000    RAKE RETR 4 PR, BLUNT               EA
2585-16-000    RAKE RETR 6 PR, BLUNT               EA

2586-10-000    RAKE RETR 2 PR, SHARP               EA
2586-12-000    RAKE RETR 3 PR, SHARP               EA
2586-14-000    RAKE RETR 4 PR, SHARP               EA
2586-16-000    RAKE RETR 6 PR, SHARP               EA

2600-10-000    WRAP/COMPRESSION 8P 6S              EA
2600-12-000    WRAP MEDULLARY PIN 15               EA
2600-14-000    WRAP/OSTE CHISEL GOUGE 10           EA
2600-16-000    WRAP/SP OSTE CHIS GOUGE 7           EA
2600-18-000    WRAP PROSTHESES 5                   EA
2600-20-000    WRAP ST PIN 15                      EA
2600-22-000    WRAP/LAMBOTTE OSTEO 6               EA
2600-24-000    WRAP/CURETTE                        EA
2600-32-000    STER WRAP/SELF-CENTERING HIP        EA

2626-00-000    HOLZHEIMER RETR                     EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *  %
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2627-00-000    ALM RETRACTOR                   EA

2630-10-000    INGE RETR 6-1/2                 EA
2630-12-000    INGE RETR 9-1/2                 EA

2631-00-000    STUCK LAMIN RETR                EA

2650-10-000    NERVE RETR STR                  EA
2650-12-000    NERVE RETR 45 ANGL              EA
2650-14-000    NERVE RETR 90 ANGL              EA

2651-00-000    NERVE HOOK                      EA

2652-10-000    NERVE ROOT RETR 7MM             EA
2652-12-000    NERVE ROOT RETR 9MM             EA

2677-10-000    MOSQUITO FCPS STR               EA
2677-12-000    MOSQUITO FCPS CVD               EA

2678-00 000    TISSUE FCPS                     EA            *             *

2684-00-000    BROWN ADSON FCPS                EA

2685-10-000    ADSON FCPS 1X2 TEETH            EA
2685-12-000    ADSON FCPS HOR SER              EA

2732-00-000    RANEY CLIPS, DZ                 EA

2733-00-000    RANEY CLIP FCPS                 EA

2735-10-000    PK/6 GIGLI SAW 12 IN            PK
2735-12-000    PK/6 GIGLI SAW 20 IN            PK
2735-14-000    PK/6 GIGLI SAW 30 IN            PK
2735-16-000    GIGLI SAW HNDL, PR              EA

2736-00-000    RANEY GIGLI ASW GUIDE           EA

2752-10-000    DEPUY SC BABY METZ 4 1/2 STR    EA
2752-12-000    DEPUY SC BABY METZ 4 1/2 CVD    EA

2753-10-000    DEPUY SC METZ 6IN CVD           EA
2753-12-000    DEPUY SC METZ 7IN CVD           EA
2753-14-000    DEPUY SC METZ 8IN CVD           EA
2753-16-000    DEPUY SC METZ 9IN CVD           EA
2753-18-000    DEPUY SC METZ 11IN CVD          EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                    FRACTURE MANAGEMENT
                                                                       *   %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------

2754-10-000    DEPUY SC MAYO 5 1/2IN STR          EA
2754-12-000    DEPUY SC MAYO 5 1/2IN CVD          EA
2754-14-000    DEPUY SC MAYO 6 3/4IN STR          EA
2754-16-000    DEPUY SC MAYO 6 3/4IN CVD          EA
2754-18-000    DEPUY SC MAYO 9IN STR              EA
2754-20-000    DEPUY SC MAYO 9IN CVD              EA
2754-22-000    DEPUY SC MAYO 11IN CVD             EA

2755-10-000    DEPUY SC STEVENS TENO 5IN STR      EA
2755-12-000    DEPUY SC STEVENS TENO 5IN CVD      EA
2755-20-000    DEPUY SC JAMISON 6 1/4 CVD DEL     EA

2756-10-000    DEPUY SC IRIS 4 1/2IN STR          EA
2756-12-000    DEPUY SC IRIS 4 1/2IN CVD          EA

2757-10-000    DEPUY SC OPERATING 5 1/2 STR       EA
2757-12-000    DEPUY SC OPERATING 5 1/2 CVD       EA

2758-10-000    SUPER CUT LISTER BDG 5 1/2         EA
2758-12-000    SUPER CUT LISTER BDG 7 1/2         EA

2761-00-000    WMS SPLINTEER FCPS                 EA         *             *

2764-10-000    STICH SCISSORS                     EA
2764-12-000    STICH SCISSORS CVD                 EA

2767-10-000    WIRE CT SCISSORS                   EA
2767-12-000    WIRE CT SCS W/CARBIDE              EA

2768-00-000    HI LEVEL BAND SCISSORS             EA

2769-10-000    BABDAGE SCS 4-1/2                  EA
2769-12-000    BABDAGE SCS 5-1/2                  EA
2769-14-000    BABDAGE SCS 7-1/2                  EA

2771-00-000    UTILITY SCISSORS                   EA

2772-10-000    NASAL SCISSORS STR                 EA
2772-12-000    NASAL SCISSORS CVD                 EA

2773-00-000    NAIL NIPPERS                       EA

2775-00-000    RING CUTTER W/BLADE                EA
2775-10-000    RING CUTTER BLADE                  EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                           *  %
CATALOG NO.    DESCRIPTION                        U/M       BASE PRICE   COMMITTED
-----------------------------------------------------------------------------------
2776-00-000    WARTENBERG PINWHEEL                 EA

2782-00-000    DEEP STITCH SCISSORS                EA

2787-00-000    NEEDLE NOSE PLIER 6IN               EA

2788-00-000    FLAT POINT PLIER                    EA
2788-12-000    DBL ACT PLIER T/C 2MM JAW WDTH      EA

2789-00-000    UNIVERSAL SCISSOR                   EA
2789-10-000    LISTER STYLE UNIV SCISSOR           EA
2789-12-000    NURSES OR SCISSOR                   EA

2801-10-000    SENN DBL END RETR SHARP             EA
2801-12-000    SENN DBL END RETR BLUNT             EA

2803-00-000    RAGNELL RETRACTOR                   EA

2804-10-000    FINGER RETR,2 PR                    EA
2804-12-000    FLEXIBLE FINGER RETR,3 PR           EA            *           *

2805-10-000    MEYERDING FINGER RETR 1             EA
2805-12-000    MEYERDING FINGER RETR 2             EA
2805-14-000    MEYERDING FINGER RETR 3C            EA
2805-16-000    MEYERDING FINGER RETR 4D            EA
2805-18-000    MEYERDING FINGER RETR 5             EA
2805-20-000    MEYERDING FINGER RETR 6F            EA

2808-00-000    PAULSON KNEE RETRACTOR              EA

2825-00-000    FELT CUTTER                         EA

2826-00-000    BRUNS SHEAR                         EA

2827-00-000    ESMARCH SHEARS                      EA

2828-00-000    PLASTER EDGER                       EA

2830-00-000    CAST KNIFE W/BLADE                  EA
2830-10-000    CAST BLADE                          EA

2832-00-000    OFFICE CAST SPREADER                EA
2832-01-000    HOSPITAL CAST SPREADER              EA

--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                           *    %
CATALOG NO.    DESCRIPTION                        U/M       BASE PRICE   COMMITTED
-----------------------------------------------------------------------------------
2834-00-000    HENNINGS PLAS SPDR                 EA

2836-00-000    ORTHO TAPE MEASURE                  EA

2841-12-000    SET/3 VELCRO STRAPS                 EA

2903-06-000    DRILL GUIDE 1/8 IN                  EA
2903-08-000    DRILL GUIDE 3H/1 HOLE 2.0MM         EA
2903-12-000    THRD DRILL GUIDE 4.5MM              EA
2903-17-000    3.5/2.5 DRILL SLEEVE                EA
2903-18-000    4.5/3.2 DRILL SLEEVE                EA
2903-19-000    3.5/2.0 DRILL SLEEVE                EA
2903-24-000    DRILL GUIDE 1.1/1.5                 EA
2903-25-000    2.5 DRILL BIT                       EA
2903-26-000    DRILL BIT 2.7MM                     EA
2903-28-000    DRILL BIT 3.5MM                     EA
2903-29-000    DRILL BIT 1.5MM                     EA
2903-30-000    DRILL BIT 2.0MM                     EA
2903-32-000    DRILL BIT 3.2MM                     EA
2903-33-000    TAP 1.5                             EA
2903-36-000    DRILL BIT 4.5MM                     EA
2903-37-000    DRILL BIT 1.1MM                     EA
2903-40-000    QUICK COUPLING TAP 2.0MM            EA             *           *
2903-41-000    QUICK COUPLING TAP 2.7MM            EA
2903-42-000    QUICK COUPLING TAP 3.5 STD THD      EA
2903-44-000    MALLEOLAR COUNTERSINK               EA
2903-53-000    QUICK COUPLING TAP 3.5 FN THD       EA
2903-54-000    QUICK COUPLING TAP 4.5 SHORT        EA
2903-56-000    QUICK COUPLING TAP 4.5 LONG         EA
2903-59-000    QUICK COUPLING TAP 6.5 MM           EA
2903-60-000    TAP HANDLE                          EA
2903-62-000    3.5/2.7 DRILL GUIDE/TAP SLEEVE      EA
2903-63-000    POINTED DRILL GUIDE/TAP             EA
2903-64-000    TAP/DRILL GUIDE 4.5MM               EA
2903-65-000    TAP GUIDE 6.5MM                     EA
2903-66-000    COUNTERSINK LG                      EA
2903-67-000    QUICK CPL SCRDR MININ HX W/HLDR     EA
2903-70-000    HEX HEAD SCREW DRIVER               EA
2903-71-000    SM HEX HD SCRDRIVER W/SCR HLDR      EA
2903-73-000    SHARP HOOK                          EA
2903-75-000    REVERS THR SCR REMOVER 4.5/6.5      EA
2903-76-000    SCREW DEPTH GUAGE LG                EA
2903-78-000    SCREW EXTRACTING FORCEP             EA
2903-79-000    SCREW REMOVER 2.7/3.5/4.0           EA
2903-85-000    QUICK COUPLE SCR-DRIVER LG HEX      EA

--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *    %
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
2903-87-000    SPANNER WRENCH                     EA
2903-91-000    QUICK COUPLE SCRDRIVER SM HEX      EA
2903-93-000    COMPRESSION DEVICE                 EA
2903-95-000    FIXATION PIN                       EA
2903-97-000    RATCHET SPANNER                    EA
2903-98-000    MINI HNDL QUICK COUPLE             EA

2904-32-000    WIRE GUIDE                         EA
2904-34-000    WIRE TIGHTENER                     EA
2904-41-000    BONE HOLDING FORCEP 6IN            EA
2904-43-000    VERBRUGGE FORCEP 7.5 IN            EA
2904-45-000    VERBRUGGE FORCEP 9.5 IN            EA
2904-47-000    VERBRUGGE FORCEP 10.25IN           EA
2904-48-000    BONE HOLDING FORCEP 200MM          EA
2904-49-000    VERBRUGGE FORCEP 11 IN             EA
2904-50-000    BONE HOLDING FORCEP 160MM          EA
2904-71-000    BENDING IRON SM PLATE 3.5/2.7      EA
2904-72-000    BEND PRESS                         EA
2904-73-000    BENDING IRON SM PLATE 2.7/3.5      EA
2904-74-000    BENDING IRON                       EA
2904-76-000    BENDING PLIERS                     EA
2904-83-000    MINI COUNTERSINK                   EA
2904-87-000    SMALL COUNTERSINK                  EA          *              *
2904-88-000    BEND IRON FOR SMALL PLATES         EA
2904-89-000    RASP SQ BLADE CVD                  EA
2904-91-000    RASP SPADE END ST                  EA
2904-93-000    RASP SPADE END CVD                 EA
2904-94-000    BENDING ROD FOR K-WIRES            EA

2905-44-000    SCREW DEPTH GAUGE SM               EA
2905-45-000    DRILL TEMPLATE/NARROW              EA
2905-46-000    SM PLATE HOLDING FORCEPS           EA
2905-47-000    DRILL TEMPLATE/BROAD               EA
2905-49-000    POINTED BONE HOLDING FORCEPS       EA
2905-50-000    NEUTRAL/LOAD DUO DRILL GD 2.7      EA
2905-52-000    NEUTRAL/LOAD DUO DRILL GD 4.5      EA
2905-53-000    NEUTRAL/LOAD DUO DRL 3.5 F THD     EA
2905-69-000    SCREW FORCEPS                      EA
2905-73-000    SCREW DEPTH GAUGE MINI             EA
2905-74-000    BROAD PLATE TEMPLATE SH            EA
2905-85-000    3.5 PLATE BEND TEMPLATE 4H         EA
2905-86-000    3.5 PLATE BEND TEMPLATE 7H         EA
2905-87-000    3.5 PLATE BEND TEMPLATE 10H        EA

2907-00-000    SM FRACTURE FRAG REDUC INST        EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------
                   FRACTURE MANAGEMENT                            *    %
CATALOG NO.            DESCRIPTION             U/M  BASE PRICE  COMMITTED
-------------------------------------------------------------------------
2907-02-000  LG FRACTURE FRAG REDUC INST       EA
2907-06-000  3.5 RECONSTRUCT PLT BEND IRONS    PR

2920-00-000  REFINE FUSION SYSTEM              SE
2920-02-000  CONCAVE REAMER 8MM                EA
2920-04-000  CONCAVE REAMER 12MM               EA
2920-06-000  CONCAVE REAMER 18MM               EA
2920-08-000  CONVEX REAMER 6MM                 EA
2920-10-000  CONVEX REAMER 8MM                 EA
2920-12-000  CONVEX REAMER 10MM                EA
2920-14-000  CONVEX REAMER 12MM                EA
2920-16-000  CONVEX REAMER 16MM                EA
2920-18-000  QUICK COUPLE HANDLE               EA
2920-20-000  STERILIZATION CASE                EA

5600-16-000  WIRE GUIDE .028 BX6               BX
5600-17-000  WIRE GUIDE .035 BX6               BX
5600-18-000  WIRE GUIDE .045 BX6               BX
5600-19-000  WIRE GUIDE .062 BX6               BX
5600-20-000  K WIRE & GUIDE 5.5X.028 BX/6      BX
5600-21-000  K WIRE & GUIDE 5.5X.035 BX/6      BX
5600-22-000  K WIRE & GUIDE 5.5X.045 BX/6      BX
5600-23-000  K WIRE & GUIDE 5.5X.062 BX/6      BX       *           *
5600-54-000  SPLASH SHIELD 6IN BX6             BX
5600-55-000  SPLASH SHIELD 4IN BX6             BX
5600-56-000  SINGLE ORIF NOZ 4IN BX6           BX
5600-57-000  SHOW HEAD NOZ ST 4IN BX6          BX
5600-58-000  FEMORAL NOZ 9IN BX6               BX
5600-59-000  SHOW HEAD NOZ ANG 4IN BX6         BX
5600-60-000  FEMORAL NOZ 12IN BX6              BX
5600-61-000  SPLASH SHIELD  2IN CONE BX6       BX
5600-62-000  FEMORAL NOZ PROX SPRAY 9IN BX6    BX
5600-63-000  FEMORAL NOZ PROX SPRAY 12 BX6     BX
5600-64-000  TUBING SET BX6                    BX
5600-65-000  SUCT ATTACH ANG 6IN BX6           BX
5600-66-000  SUCT ATTACH ST 6IN BX6            BX
5600-67-000  SUCT ATTATCH FEM 12IN BX6         BX
5600-68-000  GEN PURP TUB/NOZ SET BX6          BX
5600-69-000  TOT HIP TUB/NOZ SET BX6           BX
5600-70-000  TOT KNEE TUB/NOZ SET BX6          BX

5602-24-000  MCGAW BOTTLE ADAPT BX6            BX
5602-50-000  BUR GUARD LNG MICRO DRILL         EA
5602-51-000  BUR GUARD EX LNG MICRO DRILL      EA
5602-52-000  NOSE SHIELD MICRO DRILL BX10      BX
-------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------
                   FRACTURE MANAGEMENT                           *    %
CATALOG NO.  DESCRIPTION                      U/M  BASE PRICE  COMMITTED
------------------------------------------------------------------------
5602-57-000  SAG SAW BL ST 12MM               EA
5602-58-000  SAG SAW BL ST 7MM                EA
5602-59-000  SAG SAW BL ST 4MM                EA
5602-60-000  SAG SAW BL 45 DEG ANG 4MM        EA
5602-61-000  SAG SAW BL 45 DEG ANG 8MM        EA
5602-62-000  SAG SAW BL 50 DEG ANG 10MM       EA
5602-63-000  SAG SAW BL 70 DEG BENT 10MM      EA
5602-64-000  SAG SAW BL 70 DEG BENT SHORT     EA
5602-65-000  SAG SAW BL 70 DEG BENT RND       EA
5602-66-000  SAG SAW BL ST 12MM               EA
5602-67-000  SAG SAW BL 45 DEG AND 7.5MM      EA
5602-68-000  SAG SAW BL 45 DEG AND 6MM        EA
5602-69-000  SAG SAW BL ST 9MM                EA
5602-70-000  SAG SAW BL ST 7MM                EA
5602-75-000  RECIP BL MEDIUM 25MM             EA
5602-76-000  RECIP BL LONG 38MM               EA
5602-77-000  RECIP BL EXTEND 12MM             EA
5602-78-000  RECIP BL EXTEND 12MM             EA
5602-79-000  RECIP BL VERTICAL OSTEOTOMY      EA
5602-81-000  RECIP BL GENIOPLASTY 38MM        EA

5603-09-000  OS BL MED 10X12MM DEEP CT        EA
5603-10-000  OS BL 25 BENT 10X11MM DEEP CT    EA       *            *
5603-11-000  OS BL LNG 12X16MM DEEP CT        EA
5603-12-000  OS BL RND 10X12MM DEEP CT        EA
5603-13-000  OS BL 25 BENT 10X11MM DEEP CT    EA
5603-14-000  OS BL ST 10X10MM DEEP CT         EA
5603-15-000  OS BL 25 BENT 10X9MM DEEP CT     EA
5603-16-000  OS BL 25 BENT 10X10MM DEEP CT    EA
5603-17-000  OS BL 25 BENT 9X6MM DEEP CT      EA
5603-27-000  RASP TEAR CROSSCUT               EA
5603-28-000  RASP COTTLE                      EA
5603-29-000  RASP RIORDAN                     EA
5603-30-000  ZIM REPL SM STRAIGHT RASP        EA
5603-31-000  ZIM REPL LG STRAIGHT RASP        EA
5603-32-000  ZIM REPL SM CROSS CUT RASP       EA
5603-33-000  ZIM REPL LG CROSS CUT RASP       EA
5603-34-000  ZIM REPL SM INTRAMED RASP        EA
5603-35-000  ZIM REPL LG INTRAMED RASP        EA
5603-81-000  SHORT LATCH BURR STR 2MM         EA
5603-83-000  SHORT LATCH BURR TAPER 1MM       EA

5604-36-000  TWIST DRILL 1MM                  EA
5604-37-000  TWIST DRILL 1.5MM                EA
5604-38-000  TWIST DRILL 2MM                  EA
------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                            FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                      U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5604-39-000    TWIST DRILL 2.7MM                EA
5604-40-000    TWIST DRILL 3.2MM                EA
5604-41-000    TWIST DRILL 3.5MM                EA
5604-42-000    TWIST DRILL 1.5MM-MIC WR DRIV    EA
5604-43-000    TWIST DRILL 2MM-MIC WR DRIV      EA
5604-44-000    TWIST DRILL 2.7MM-MIC WR DRIV    EA
5604-45-000    AOSYNTH TWIST DRILL .039X2.36    EA
5604-46-000    AOSYNTH TWIST DRILL .059X3.35    EA
5604-47-000    AOSYNTH TWIST DRILL .059X4.33    EA
5604-48-000    AOSYNTH TWIST DRILL .079X3.94    EA
5604-49-000    AOSYNTH TWIST DRILL .079X4.92    EA
5604-50-000    AOSYNTH TWIST DRILL .098X4.33    EA
5604-51-000    AOSYNTH TWIST DRILL .106X3.94    EA
5604-52-000    AOSYNTH TWIST DRILL .106X4.92    EA
5604-53-000    AOSYNTH TWIST DRILL .126X7.68    EA
5604-54-000    AOSYNTH TWIST DRILL .126X4.92    EA
5604-55-000    AOSYNTH TWIST DRILL .138X4.33    EA
5604-56-000    AOSYNTH TWIST DRILL .138X7.68    EA
5604-57-000    AOSYNTH TWIST DRILL .177X5.71    EA
5604-58-000    AOSYNTH TWIST DRILL .177X7.68    EA
5604-59-000    AOSYNTH TWIST DRILL .236X7.68    EA
5604-60-000    ZIM REPL TWIST DRILL 1/16X5      EA            *             *
5604-61-000    ZIM REPL TWIST DRILL 5/64X5      EA
5604-62-000    ZIM REPL TWIST DRILL 3/32X5      EA
5604-63-000    ZIM REPL TWIST DRILL 7/64X5      EA
5604-64-000    ZIM REPL TWIST DRILL 1/8X5       EA
5604-65-000    STD TWIST DRILL .25X5IN          EA
5604-66-000    STD TWIST DRILL 9/64X5 IN        EA
5604-67-000    STD TWIST DRILL 5/32X5 IN        EA
5604-68-000    STD TWIST DRILL 11/64X5 IN       EA
5604-69-000    STD TWIST DRILL 3/16X5 IN        EA


5605-01-000    AESC REP STERNUM BLADE-GB135     EA
5605-02-000    COL REPL WIRE PLASS DRL 261247   EA
5605-03-000    COD REPL STERN BLADE             EA
5605-04-000    DYONICS TOT KNEE OSTEO BLA.050   EA
5605-15-000    STRY REPL BAR BUR 6MM 14 FLUT    EA
5605-16-000    STRY REPL EGG BUR 4MM 10 FLUT    EA
5605-17-000    STRY REPL EGG BUR 6MM 10 FLUT    EA
5605-18-000    STRY REPL PEAR BUR 6MM 14 FLUT   EA
5605-19-000    STRY REPL RND BUR 8MM            EA
5605-20-000    STRY REPL BUD BUR 7MM            EA
5605-21-000    STRY FLAM BUR 1.6MM 6 FLUT       EA
5605-22-000    STRY REPL RUN BUR 1.6MM 6 FLUT   EA
5605-23-000    STRY REPL RND BUR 2.3MM 8 FLUT   EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------
                   FRACTURE MANAGEMENT                            *    %
CATALOG NO.  DESCRIPTION                       U/M  BASE PRICE  COMMITTED
-------------------------------------------------------------------------
5605-24-000  STRY REPL RND BUR 3.1MM 10FLUT    EA
5605-25-000  STRY REPL RND BUR 4MM 12FLUT      EA
5605-26-000  STRY REPL RND BUR 4.7MM 12FLUT    EA
5605-27-000  STRY REPL RND BUR 6MM 16FLUT      EA
5605-28-000  STRY REPL RND BUR 7MM 14FLUT      EA
5605-29-000  STRY REPL WR PASS DR 1MM          EA
5605-30-000  STRY REPL WR PASS DR 1.2MM        EA
5605-31-000  STRY REPL WR PASS DR 1.5MM        EA
5605-32-000  STRY REPL WR PASS DR 1.9MM        EA
5605-33-000  STRY REPL FISSURE BUR 3.2MM       EA
5605-34-000  STRY REPL SER BONE DR 2.3MM       EA
5605-35-000  STRY REPL LINDEMAN DR 1.5MM       EA
5605-36-000  STRY REPL DRILL 1.5MM             EA
5605-37-000  STRY REPL DRILL 2.7MM             EA
5605-38-000  STRY REPL TOP SIDE CUT DR2.3MM    EA
5605-39-000  STRY REPL SWANS PIL PT BUR 2MM    EA
5605-40-000  STRY REPL SWANS PIL PT BUR 3MM    EA
5605-41-000  STRY REPL SWANS PIL PT BUR 4MM    EA
5605-43-000  STRY REPL SIDE CUT BUR 2MM        EA
5605-44-000  STRY REPL BAR BUR 6MM 14FLUT      EA
5605-45-000  STRY REPL EGG BUR 6MM 14FLUT      EA
5605-46-000  STRY REPL PEAR BUR 6MM 14FLUT     EA
5605-47-000  STRY REPL RND BUR 6MM 15FLUT      EA       *             *
5605-48-000  STRY REPL RND BUR 7MM 14FLUT      EA
5605-49-000  STRY REPL EGG BUR 4MM 10FLUT      EA
5605-50-000  ROUND SS OTOLOGY BUR              EA
5605-51-000  ROUND SS OTOLOGY BUR              EA
5605-52-000  STRY REPL RND BAY BUR 2MM         EA
5605-53-000  STRY REPL RND BAY BUR 2.5MM       EA
5605-54-000  STRY REPL RND BAY BUR 3MM         EA
5605-55-000  STRY REPL RND BAY BUR 3.5MM       EA
5605-56-000  STRY REPL RND BAY BUR 4MM         EA
5605-57-000  STRY REPL RND BAY BUR 4.5MM       EA
5605-58-000  STRY REPL RND BAY BUR 5MM         EA
5605-59-000  STRY REPL RND BUR 2.4MM 6FLUT     EA
5605-60-000  STRY REPL RND BUR 3.2MM 6FLUT     EA
5605-61-000  STRY REPL RND BUR 4MM 6FLUT       EA
5605-62-000  STRY REPL RND BUR 4MM 8FLUT       EA
5605-63-000  STRY REPL RND BUR 4.8MM 6FLUT     EA
5605-64-000  STRY REPL RND BUR 4.8MM 8FLUT     EA
5605-65-000  STRY REPL RND BUR 5.5MM 8FLUT     EA
5605-66-000  STRY REPL RND BUR 6.3MM 8FLUT     EA
5605-67-000  STRY REPL RND BUR 7.1MM 8FLUT     EA
5605-68-000  STRY REPL RND BUR 1MM 12FLUT      EA
5605-69-000  STRY REPL RND BUR 1.5MM 16FLUT    EA
-------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------
                           FRACTURE MANAGEMENT                    * %
CATALOG NO.  DESCRIPTION                       U/M  BASE PRICE  COMMITTED
-------------------------------------------------------------------------
5605-70-000  STRY REPL RND BUR 2MM 18FLUT      EA
5605-71-000  STRY REPL RND BUR 2.3MM 20FLUT    EA
5605-72-000  STRY REPL RND BUR 3MM 20FLUT      EA
5605-73-000  STRY REPL RND BUR 4MM 25FLUT      EA
5605-74-000  STRY REPL RND CAR BUR 2.3MM       EA
5605-75-000  STRY REPL SIDE CUT CAR BUR 1.6    EA
5605-76-000  STRY REPL SIDE CUT CAR BUR 1.2    EA
5605-77-000  STRY REPL SIDE CUT CAR BUR 1.6    EA
5605-78-000  STRY REPL SIDE CUT CAR BUR 2.1    EA
5605-79-000  STRY REPL RND CAR BUR 1.8MM       EA
5605-81-000  STRY REPL END CUT CAR BUR 1.2     EA

5606-01-000  STRY REPL 1104 SM OSCIL BLADE     EA
5606-02-000  STRY REPL 1102 SM OSCIL BLADE     EA
5606-03-000  STRY REPL 1116 SM OSCIL BLADE     EA
5606-04-000  STRY REPL 1114 SM OSCIL BLADE     EA
5606-05-000  STRY REPL 1100 SEC OSCIL BLADE    EA
5606-06-000  STRY REPL 1101 SEC OSCIL BLADE    EA
5606-07-000  STRY REPL 1106 SEC OSCIL BLADE    EA
5606-08-000  STRY REPL SPIN COL OSCIL BLADE    EA
5606-09-000  STRY REPL SM OSCIL MAND RND LG    EA
5606-10-000  STRY REPL SM OSCIL MAND RND SM    EA
5606-11-000  STRY REPL LG OSCIL WI .025        EA
5606-12-000  STRY REPL 277-31-101 SM OSCIL     EA       *            *
5606-13-000  STRY REPL 277-31-102 SM OSCIL     EA
5606-14-000  STRY REPL 277-31-103 SM OSCIL     EA
5606-15-000  STRY REPL 277-31-104 SM OSCIL     EA
5606-16-000  STRY REPL LG OS EX KNEE .035      EA
5606-17-000  STRY REPL LG OSCIL RL WI .035     EA
5606-18-000  STRY REPL LG OSCIL BL WI .050     EA
5606-19-000  STRY REPL LG OSCIL BL MD .032     EA
5606-20-000  STRY REPL LG OSCIL BL MD .025     EA
5606-21-000  STRY REPL 27788125 LG OS STERN    EA
5606-22-000  STRY REPL 27788137 LG OS STERN    EA
5606-23-000  STRY REPL 27788140 LG OSCIL       EA
5606-24-000  STRY REPL 27788145 LG OSCIL       EA
5606-25-000  STRY REPL 27788150 LG OSCIL       EA
5606-26-000  STRY REPL 27788155 LG OSCIL       EA
5606-27-000  STRY REPL 27788156 LG OSCIL       EA
5606-28-000  STRY REPL 27788160 LG OSCIL       EA
5606-29-000  STRY REPL 27788175 LG OSCIL       EA
5606-30-000  LG OSCIL KNEE BLD 4X.035 THI      EA
5606-31-000  LG OSCIL BL 4X.050 THI            EA
5606-32-000  LG OSCIL BL 4X.025 EX WIDE        EA
5606-33-000  LG OSCIL STER BL .025 THI         EA
-------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                            * %
CATALOG NO.    DESCRIPTION                        U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5606-36-000    LG OSCI KNEE BL .035 THI            EA
5606-37-000    STRY REPL 27731410 SM OSCIL         EA
5606-38-000    STRY REPL 27731411 SM OSCIL         EA
5606-39-000    STRY REPL 27731412 SM OSCIL         EA
5606-40-000    STRY REPL 27731413 SM OSCIL         EA
5606-41-000    STRY REPL 27731414 SM OSCIL         EA
5606-42-000    STRY REPL 27731415 SM CRES OS       EA
5606-43-000    STRY REPL 27731416 SM CRES OS       EA
5606-44-000    STRY REPL 2773132 SM CRES OS        EA
5606-45-000    STRY REPL 2773132 SM MANDIB OS      EA
5606-46-000    STRY REPL 2773133 SM ILAC CR        EA
5606-47-000    STRY REPL 2773134 SM MANDIB OS      EA
5606-48-000    STRY REPL 2773150 SM MANDIB OS      EA
5606-49-000    STRY REPL 2773152 SM MANDIB OS      EA
5606-50-000    STRY REPL 1675111 SM RECIP R/E      EA
5606-51-000    STRY REPL 1675106 SM RECIP R/E      EA
5606-52-000    STRY REPL 1675121 SM RECIP          EA
5606-53-000    STRY REPL 1675111 SM RECIP          EA
5606-54-000    STRY REPL 1675123 SM RECIP          EA
5606-55-000    STRY REPL SM RECIP R-PLASTY         EA
5606-56-000    STRY REPL 167512 SM RECIP           EA            *             *
5606-57-000    STRY REPL 27787100 SM RECIP         EA
5606-58-000    STRY REPL 29897100 SM RECIP         EA
5606-59-000    STRY REPL 27796250 LG RECIP         EA
5606-60-000    STRY REPL 27796300 LG RECIP         EA
5606-61-000    STRY REPL 27796325 LG RECIP         EA
5606-66-000    ZIM REPL WR PS DR 1MM               EA
5606-67-000    ZIM REPL WR PS DR 1.5MM             EA
5606-83-000    STRY REPL SM SAG BLANG              EA
5606-84-000    STRY REPL SM SAG RL ST              EA

5607-01-000    ZIM REPL RND HEAD BUR 2.3MM         EA
5607-02-000    ZIM REPL SIDE CUT BUR 1.6MM         EA
5607-03-000    SIDE CUT TAP BUR 1.2MM              EA
5607-04-000    ZIM REPL SID CUT TAP BUR 1.6MM      EA
5607-05-000    SIDE CUT TAP BUR 1.8MM              EA
5607-06-000    ZIM REPL RND HEAD BUR 1.8MM         EA
5607-07-000    ZIM REP RND END BUR 1.2MM           EA
5607-08-000    ZIM REPL SID CUT CAR BUR 1.2MM      EA
5607-09-000    SIDE/END CUT CAR BUR 0.5MM          EA
5607-10-000    ZIM REPL SID CUT CAR BUR 1MM        EA
5607-11-000    ZIM REPL MD SIDE CAR BUR 1.5MM      EA
5607-12-000    MED SIDE CUT TOP CAR BUR 1MM        EA
5607-13-000    ZIM REPL MD SIDE CAR BUR 1.5MM      EA
5607-14-000    ZIM REPL MD SIDE CAR BUR 2MM        EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *    %
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5607-15-000    ZIM REPL MD LIND SS BUR 1.6MM      EA
5607-16-000    ZIM REPL MD SIDE CAR BUR 2MM       EA
5607-17-000    MED RAD CUT CAR BUR 1MM            EA
5607-18-000    ZIM REPL MD RND CAR BUR 1.5MM      EA
5607-19-000    ZIM REPL MD RND CAR BUR 2.0MM      EA
5607-20-000    ZIM REPL MED RND CAT CUR 2.4MM     EA
5607-21-000    ZIM REPL MED RND CUT CAR 3MM       EA
5607-22-000    ZIM REPL MED RND CUT CAR 4MM       EA
5607-23-000    ZIM REPL MED RND CUT CAR 5MM       EA
5607-24-000    ZIM REPL MED RND CUT CAR 6.5MM     EA
5607-25-000    ZIM REPL MED OV CUT CAR 4MM        EA
5607-26-000    ZIM REPL MED OV CUT CAR 5.5MM      EA
5607-27-000    ZIM REPL MED BAR CAR BUR 2MM       EA
5607-28-000    ZIM REPL MED BAR CAR BUR 4MM       EA
5607-29-000    ZIM REPL MED RND BAY BUR 2MM       EA
5607-30-000    ZIM REPL MED RND BAY BUR 4MM       EA
5607-31-000    ZIM REPL MED RND BAY BUR 6MM       EA
5607-32-000    ZIM REPL MED OV BAY BUR 4MM        EA
5607-33-000    ZIM REPL BAY DERMABRADER 4MM       EA
5607-34-000    ZIM REPL BAY DERMABRADER 7MM       EA
5607-35-000    ZIM REPL BAY DERMABRADER 12MM      EA
5607-36-000    ZIM REPL BAY DERMABRADER 10MM      EA           *           *
5607-37-000    BAY DERMABRADER 5MM               EA
5607-38-000    LIND CAR BUR 1.5MM                 EA
5607-39-000    SHANNON 44 SS BUR 2.3MM            EA
5607-40-000    LIND CAR BUR 1.5MM                 EA
5607-41-000    ZIM REPL LNG SD TAP BUR 1.7MM      EA
5607-42-000    ZIM REPL LNG SD TAP BUR 1.5MM      EA
5607-43-000    ZIM REPL LNG SD TAP BUR 2MM        EA
5607-44-000    ZIM REPL LNG SD TAP BUR 2MM        EA
5607-45-000    ZIM REPL LNG RND CAR BUR 1MM       EA
5607-46-000    ZIM REPL LNG RND CAR BUR 1.5MM     EA
5607-47-000    ZIM REPL LNG RND CAR BUR 2MM       EA
5607-48-000    ZIM REPL LNG RND CAR BUR 3MM       EA
5607-49-000    ZIM REPL LNG RND CAR BUR 4MM       EA
5607-50-000    ZIM REPL LNG RND CAR BUR 5MM       EA
5607-51-000    ZIM REPL LNG RND CAR BUR 6.5MM     EA
5607-52-000    ZIM REPL LNG OV CAR BUR 4MM        EA
5607-53-000    ZIM REPL LNG OV CAR BUR 5.5MM      EA
5607-54-000    ZIM REPL LNG BAR CAR BUR 2MM       EA
5607-55-000    ZIM REPL LNG BAR CAR BUR 4MM       EA
5607-56-000    ZIM REPL LNG RND BAY BUR 2MM       EA
5607-57-000    ZIM REPL LNG RND DMD BUR 3MM       EA
5607-58-000    ZIM REPL LNG RND DMD BUR 4MM       EA
5607-59-000    ZIM REPL LNG RND DMD BUR 5MM       EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         * %
CATALOG NO.         DESCRIPTION                    U/M     BASE PRICE COMMITTED
--------------------------------------------------------------------------------
5607-60-000         ZIM REPL LNG RND DMD BUR 6MM    EA
5607-61-000         ZIM REPL LNG OV DMD BUR 4MM     EA
5607-63-000         Z LNG SD CUT TAP CAR BUR 2MM    EA
5607-64-000         ZIM REPL X LNG RND CAR BUR 2MM  EA
5607-65-000         X LNG RND CUT CAR BUR 3MM       EA
5607-66-000         ZIM REPL X LNG RND CAR BUR 4MM  EA
5607-67-000         ZIM REPL X LNG RND CAR BUR 5MM  EA
5607-68-000         ZIM REPL X LNG OV CAR BUR 4MM   EA
5607-69-000         ZIM REPL X LNG OV CAR BUR 5.5   EA
5607-70-000         ZIM REPL X LNG RND DMN BUR 2MM  EA
5607-71-000         ZIM REPL X LNG RND DMN BUR 3MM  EA
5607-72-000         ZIM REPL X LNG RND DMN BUR 5MM  EA
5607-73-000         ZIM REPL SH SD CAR BUR 1MM      EA
5607-74-000         ZIM REPL SH SD CAR BUR 1.5MM    EA
5607-75-000         ZIM REPL SH SD CAR BUR 1.7MM    EA
5607-76-000         ZIM REL SH SD CAR BUR 1.5MM     EA
5607-77-000         ZIM REPL SH SD CAR BUR 2MM      EA
5607-78-000         ZIM REPL SH RND CAR BUR 1MM     EA
5607-79-000         ZIM REPL SH RND CAR BUR 1.5MM   EA
5607-81-000         ZIM REPL SH RND CAR BUR 2MM     EA
5607-84-000         ZIM REPL STERNUM BLADE          EA
5607-85-000         ZIM REPL NEURO SPINAL BL        EA        *           *
5607-86-000         ZIM REPL NEURO ST/FLT/BL        EA
5607-87-000         ZIM REPL NEURO WR PASS DR       EA
5607-88-000         ZIM REPL OSCILLATOR BL 5052550  EA
5607-89-000         ZIM REPL OSCILLATOR BL 5052551  EA
5607-90-000         ZIM REPL OSCILLATOR BL 5052552  EA
5607-91-000         ZIM REPL OSCILLATOR BL 5052553  EA
5607-92-000         ZIM REPL OSCILLATOR BL 5052554  EA
5607-93-000         OSCILLATOR BLADE .040ION        EA
5607-94-000         ZIM REPL OSCILLATOR BL 5052555  EA
5607-95-000         OSCILLATOR BL FITS ZIM          EA
5607-96-000         ZIM REPL SM OSC BL ST 5MM       EA
5607-97-000         ZIM REPL SM OSC BL ST 10MM      EA
5607-98-000         ZIM REPL SM OSC BL ST 5MM       EA
5607-99-000         ZIM REPL SM OSC BL ST 10MM      EA

5608-01-000         ZIM REPL SM OSC BL ST 5MM       EA
5608-02-000         SM OSC BL ST 10MM               EA
5608-03-000         ZIM REPL SM OSC BL 18MM         EA
5608-04-000         SM OSC BL 18MM FITS ZIMMER      EA
5608-05-000         ZIM REPL SM OSC BL BENT 5MM     EA
5608-06-000         SM OSC BL FITS ZIMMER           EA
5608-07-000         ZIM REPL SM OS BL 5053-69/269   EA
5608-08-000         ZIM REPL SM OSC BL CRESC 9MM    EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                     U/M       BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5608-09-000    ZIM REPL SM OSC BL CRESC 13MM   EA
5608-10-000    ZIM REPL SM OSC BL CRESC 18MM   EA
5608-11-000    ZIM REPL SM OSC BL ST 10MM      EA
5608-12-000    ZIM REPL AIR DRIV BL            EA
5608-13-000    ZIM REPL STERNOTOMY BL          EA
5608-14-000    ZIM REPL OSC EXT KNEE BL .050   EA
5608-15-000    OSC BL 19MM X 85MM DEEP CUT     EA
5608-16-000    ZIM REPL OSC BL OPPOSED THT     EA
5608-17-000    ZIM REPL OSC BL OPPOSED THT     EA
5608-18-000    ZIM REPL OSC BL 19.5X71MM DP    EA
5608-19-000    ZIM REPL SM OSC BL 10X28.5 DP   EA
5608-20-000    ZIM REPL SM OSC BL CURV PROF    EA
5608-21-000    SM OSC BL BENT 5.5MM FITS  ZIM  EA
5608-22-000    LG OSC BL EXT KNEE .035 THI     EA
5608-23-000    SM OSC BENT 9.5MM FITS ZIM      EA
5608-24-000    LG OSC BL EXT KNEE .035IN THI   EA
5608-25-000    OSC BL 19.5X71MM DEEP CT        EA
5608-26-000    ZIM REPL X LG OS BL             EA
5608-28-000    SM RECIP BL FITS ZIM            EA
5608-29-000    ZIM RPL SM RECP BL 5053-21/221  EA
5608-30-000    ZIM REPL STERN BL 5059-032      EA
5608-32-000    ZIM REPL SM RECIP BL 5053-050   EA           *             *
5608-33-000    ZIM REPL SM RECIP BL 5053-051   EA
5608-34-000    ZIM REPL SM RECIP BL 5053-052   EA
5608-35-000    ZIM REPL SM RECIP BL 5053-053   EA
5608-36-000    ZIM RPL LG RCIP BL 5052-58/258  EA
5608-37-000    ZIM RPL LG RCIP BL 5052-59/259  EA
5608-38-000    ZIM RPL RECIP BL 5052-60/260    EA
5608-39-000    ZIM RPL RECIP BL 5052-61/261    EA
5608-40-000    ZIM RPL RECIP BL 5052-73/273    EA
5608-41-000    ZIM RPL SM RCIP BL 5053-20/220  EA
5608-42-000    ZIM REPL BENT OSTEOTOMY BL      EA
5608-43-000    ZIM REPL SM SAG BL FINE TOOTH   EA
5608-44-000    SM SAG BL FINE TOOTH FITS ZIM   EA
5608-45-000    SM SAG BL FINE TOOTH FITS ZIM   EA
5608-46-000    SM SAG BL FINE TOOTH FITS ZIM   EA
5608-47-000    ZIM REPL SM SAG BL COAR 505330  EA
5608-48-000    ZIM REPL SM SAG BL COAR 505331  EA
5608-49-000    ZIM REPL SM SAG BL COAR 505332  EA
5608-50-000    ZIM REPL SM SAG BL COAR 505333  EA
5608-51-000    ZIM REPL SM SAG BL COAR 505334  EA
5608-52-000    ZIM REPL SM SAG BL COAR 505335  EA
5608-53-000    ZIM REPL SM SAG BL COAR 505336  EA
5608-54-000    ZIM REPL SM SAG BL COAR 505337  EA
5608-55-000    ZIM REPL SM SAG BL FINE 505338  EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------
                                         FRACTURE MANAGEMENT
                                                                             *    %
CATALOG NO.    DESCRIPTION                            U/M       BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------
5608-56-000    ZIM REPL SM SAG BL FINE 505339         EA
5608-57-000    ZIM REPL SM SAG BL FINE 505340         EA
5608-58-000    ZIM REPL SM SAG BL FINE 505341         EA
5608-59-000    ZIM REPL SM SAG BL FINE 505342         EA
5608-60-000    ZIM REPL SM SAG CURV FINE -28          EA
5608-61-000    ZIM REPL SM SAG CURV FINE -29          EA
5608-62-000    ZIM REPL SWANS PIL PT REAM 2MM         EA
5608-63-000    ZIM REPL SWANS PIL PT REAM 3MM         EA
5608-64-000    ZIM REPL SWANS PIL PT REAM 4MM         EA
5608-65-000    SWANS PIL PT REAM 5MM                  EA
5608-66-000    ZIM REPL WIRE PASS DRILL 1MM           EA
5608-67-000    ZIM REPL WIRE PASS DRILL 1.5MM         EA
5608-68-000    ZIM REPL WIRE PASS DRILL 2MM           EA
5608-69-000    WIRE PASS DRILL                        EA
5608-90-000    ZIM STYLE BL .050 IN TH                EA
5608-91-000    ZIM STYLE RIB BL .060 IN TH            EA
5608-92-000    ZIM STYLE DMIND TTH BL .050 IN TH      EA
5608-93-000    ZIM STYLE NARROW BL .050 TH            EA

5609-01-000    ZIM REPL OSTEO BURR 5056-17            EA
5609-02-000    ZIM REPL OSTEO BURR 5056-18            EA
5609-03-000    ZIM REPL OSTEO BURR 5056-19            EA
5609-04-000    ZIM REPL OSTEO BURR 5056-25            EA             *            *
5609-05-000    ZIM REPL OSTEO BURR 5056-26            EA
5609-06-000    ZIM REPL OSTEO BURR 5056-27            EA
5609-07-000    ZIM REPL OSTEO BURR 5056-28            EA
5609-08-000    ZIM REPL OSTEO BURR 5056-40            EA
5609-09-000    ZIM REPL OSTEO BURR 5056-42            EA
5609-10-000    ZIM REPL OSTEO BURR 5056-44            EA
5609-11-000    ZIM REPL OSTEO BURR 5056-45            EA
5609-12-000    ZIM REPL OSTEO BURR 5056-46            EA
5609-13-000    ZIM REPL OSTEO BURR 5056-47            EA
5609-14-000    ZIM REPL OSTEO BURR 5056-48            EA
5609-15-000    ZIM REPL OSTEO BURR 5056-50            EA
5609-16-000    ZIM REPL OSTEO BURR 5056-52            EA
5609-17-000    ZIM REPL OSTEO BURR 5056-58            EA
5609-18-000    ZIM REPL OSTEO BURR 5056-59            EA
5609-19-000    ZIM REPL OSTEO BURR 5056-60            EA
5609-20-000    ZIM REPL OSTEO BURR 5056-61            EA
5609-21-000    ZIM REPL OSTEO BURR 5056-62            EA
5609-22-000    ZIM REPL OSTEO BURR 5056-58            EA
5609-23-000    ZIM REPL OSTEO BURR 5056-64            EA
5609-24-000    ZIM REPL OSTEO BURR 5056-65            EA
5609-25-000    ZIM REPL OSTEO BURR 5056-66            EA
5609-26-000    ZIM REPL OSTEO BURR 5056-80            EA
---------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      * %
CATALOG NO.    DESCRIPTION                        U/M   BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
5609-27-000    ZIM RPL OSTEO BURR 5056-81         EA
5609-28-000    ZIM RPL OSTEO BURR 5056-82         EA
5609-29-000    ZIM RPL OSTEO BURR 5056-83         EA
5609-30-000    ZIM RPL OSTEO BURR 5056-84         EA
5609-31-000    ZIM RPL OSTEO BURR 5056-85         EA
5609-32-000    ZIM RPL OSTEO BURR 5056-86         EA

5610-01-000    3M REPL NEURO BL C451              EA
5610-03-000    3M MAXI-DRIV REPL OS BL TOT KN     EA
5610-04-000    3M MAXI-DRIV REPL OS BL TOT KN     EA
5610-05-000    3M REPL OS BL L121                 EA
5610-06-000    3M REPL OS BL L122                 EA
5610-07-000    3M REPL OS BL L123                 EA
5610-08-000    3M REPL OS BL L124                 EA
5610-09-000    3M REPL OS BL L125                 EA
5610-10-000    3M REPL OS BL L126                 EA
5610-11-000    3M REPL OS BL L127                 EA
5610-12-000    3M REPL OS BL L128                 EA
5610-13-000    3M REPL OS BL L129                 EA
5610-14-000    3M REPL OS BL L130                 EA
5610-15-000    3M REPL OS BL L131                 EA
5610-16-000    3M REPL OS BL L132                 EA       *              *
5610-17-000    3M REPL OS BL L133                 EA
5610-18-000    3M REPL OS BL L134                 EA
5610-19-000    3M REPL OS BL L135                 EA
5610-20-000    OS BL FITS 3M MAXI-DRIVER          EA
5610-21-000    3M REPL OS BL L137                 EA
5610-22-000    3M REPL OS BL L138                 EA
5610-23-000    LG OS EX KNEE BL .035 IN THI       EA
5610-24-000    LG OS EX KNEE BL .035 IN THI       EA
5610-26-000    3M AIR DRIV REPL OSTEO D392        EA
5610-27-000    3M AIR DRIV REPL OSTEO D397        EA
5610-29-000    3M AIR DRIV REPL OSTEO D401        EA
5610-30-000    3M AIR DRIV REPL OSTEO D402        EA
5610-32-000    3M REPL RECIP BL P510              EA
5610-33-000    3M REPL RECIP BL P511              EA
5610-34-000    3M REPL RECIP BL P512              EA
5610-35-000    3M REPL RECIP BL P513              EA
5610-36-000    3M REPL SAG BL MINI DRIV K121      EA
5610-37-000    3M REPL SAG BL MINI DRIV K122      EA
5610-38-000    3M REPL SAG BL MINI DRIV K123      EA
5610-39-000    3M REPL SAG BL MINI DRIV K124      EA
5610-40-000    3M REPL SAG BL MINI DRIV K125      EA
5610-41-000    3M REPL SAG BL MINI DRIV K131      EA
5610-42-000    3M REPL SAG BL MINI DRIV K132      EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                        U/M   BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
5610-43-000    3M REPL SAG BL MINI DRIV K133      EA
5610-44-000    3M REPL SAG BL MINI DRIV K134      EA
5610-45-000    3M REPL SAG BL MINI DRIV K135      EA
5610-54-000    OSC BL MAX DRIV DMND TTH .050      EA

5614-50-000    Z REPL CEBATOME BURR 5052-181      EA
5614-51-000    Z REPL CEBATOME BURR 5052-182      EA
5614-52-000    Z REPL CEBATOME BURR 5052-183      EA
5614-53-000    Z REPL CEBATOME BURR 5052-184      EA
5614-54-000    Z REPL CEBATOME BURR 5052-185      EA
5614-55-000    Z REPL CEBATOME BURR 5052-186      EA

5617-01-000    STRY RPL SM OSC BL 296-31-410      EA
5617-02-000    STRY RPL SM OSC BL 296-31-411      EA
5617-03-000    STRY RPL SM OSC BL 296-31-412      EA
5617-04-000    STRY RPL SM OSC BL 296-31-413      EA
5617-05-000    STRY RPL SM OSC BL 296-31-414      EA
5617-06-000    STRY RPL SM OSC BL 296-31-415      EA
5617-20-000    STRY RPL SM SAG BL 296-34-102      EA
5617-21-000    STRY RPL SM SAG BL 296-34-103      EA
5617-22-000    STRY RPL SM SAG BL 296-34-105      EA       *              *
5617-23-000    STRY RPL SM SAG BL 296-34-106      EA
5617-30-000    STRY RPL SM RECEP BL 296-37-11     EA
5617-31-000    STRY RPL SM RECEP BL 296-37-111    EA
5617-32-000    STRY RPL SM RECEP BL 296-37-12     EA
5617-33-000    STRY RPL SM RECEP BL 296-37-123    EA
5617-34-000    STRY RPL SM RECEP BL 296-37-133    EA

5625-01-000    AO/SYN REPL TAP 1.5MM 311.15       EA
5625-02-000    AO/SYN REPL TAP 2.0MM 311.19       EA
5625-03-000    AO/SYN REPL TAP 2.7MM 311.26       EA
5625-04-000    AO/SYN REPL TAP 3.5MM 311.32       EA
5625-05-000    AO/SYN REPL TAP 3.5MM 311.33       EA
5625-06-000    AO/SYN REPL TAP 3.5MM 311.34       EA
5625-07-000    AO/SYN REPL TAP 4.5MM 311.45       EA
5625-08-000    AO/SYN REPL TAP 4.5MM 311.48       EA

5626-01-000    DYONICS REPL OSC BL 3701           EA
5626-02-000    DYONICS REPL OSC BL 3702           EA
5626-03-000    DYONICS REPL OSC BL 3703           EA
5626-04-000    DYONICS REPL OSC BL 3704           EA
5626-05-000    DYONICS REPL OSC BL 3705           EA
5626-06-000    DYONICS REPL OSC BL 3706           EA
5626-22-000    ZIM REPL STERNUM BL 5059-023       EA
5626-30-000    3M REPL LG OSC BL 102-589          EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                       *    %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
6626-60-000    TAVA REPL BL 3/4 DMD-3M STYLE      EA
6626-66-000    TAVA REPL BL 3/4 DMD OLD STYLE     EA

6627-11-000    AMK BL 1IN DMD OLD STRY S          EA
6627-12-000    AMK BL 1/2IN DMD OLD STRY S        EA
6627-15-000    AMK BL 1IN DMD ZIM STYLE S         EA
6627-16-000    AMK BL 1/2IN DMD ZIM STYLE S       EA
6627-17-000    AMK BL 1IN DMD 3M STYLE S          EA         *             *
6627-18-000    AMK BL 1/2IN DMD 3M STYLES S       EA
6627-23-000    LCS BL 1IN NEW ZIM STERILE         EA
6627-24-000    LCS BL 1/2IN NEW ZIM STERILE       EA
6627-25-000    LCS BL 1IN AO STERILE              EA
6627-26-000    LCS BL 1/2 IN AO STERILE           EA
6627-29-000    AMK BL 1 IN AO STERILE             EA
6627-30-000    AMK BL 1/2 IN AO STERILE           EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

                                 ACE TITANIUM

ACE MEDICAL COMPANY                                                 COLUMBIA/HCA

                              FRACTURE MANAGEMENT

                             LETTER OF COMMITMENT

The undersigned Hospital, a participating COLUMBIA/HCA HEALTHCARE CORPORATION facility hereby agrees to commit and obtain a *% compliance level of the total contracted fracture management dollar potential.

                            CONTRACT PARTICIPATION
                            ----------------------
                  *% COMPLIANCE LEVEL EQUALS $______________

Pricing will become effective upon receipt of this signed form in the ACE office. The hospital and ACE Medical Company will conduct quarterly reviews of this program. Failure to obtain the specified compliance level will result in the loss of those pricing advantages provided in the pricing section of this contract.

This form supersedes any and all previously declared group purchasing memberships as well as any and all individual facility agreements with ACE Medical Company.

Name of Facility _______________________________________________________________
(Please Print or Type)

City _____________________________ State __________________ Zip ________________

Name ___________________________________________ Title _________________________

Signature ______________________________________ Date __________________________

Local ACE Medical Company Distributor Signature ________________________________


                            PLEASE MAIL OR FAX TO:

                          DIRECTOR, CONTRACT SERVICES
                              ACE MEDICAL COMPANY
                           2260 E. EL SEGUNDO BLVD.
                              EL SEGUNDO, CA 90245
                               FAX: 310/615-0092

                          QUESTIONS, CALL TOLL FREE:

                                 800/421-2871

                    THANK YOU! WE APPRECIATE YOUR SUPPORT.

    *Confidential portions omitted and filed separately with the Commission.

ORDERING INFORMATION/RETURN GOODS POLICY

Orders may be placed by:
 . Contacting your local representative (24-hour coverage)
 . Calling the Main Office at (800) 421-2871
 . Using FAX Number (310) 615-0092
 . Mailing orders to: Ace Medical Company
                     2260 E. El Segundo Blvd.
                     El Segundo, CA 90245

TERMS

Net 30 Days

REMITTANCE ADDRESS

Ace Medical Company
P.O. Box 54630
Los Angeles, CA 90045-0630

FREIGHT

All products contained in this price list are F.O.B. destination for U.P.S. Ground, Parcel Post and Regular Motor Freight. Special handling (i.e. Federal Express, U.P.S. Blue, etc.) will be prepaid and added to the invoice.

RETURN GOODS POLICY

If you find it necessary to return product, for whatever reason, please contact your local representative for instructions or call Customer Service toll free at
(800) 421-2871, or use the FAX number, (310) 615-0092. All returns are subject to the following:

1. To expedite the return process, please contact your local sales representative or Customer Service.

2. When returning items, please include the date of purchase and invoice number on the packing list, and provide a written reason for the return. Your local representative or Customer Service will authorize the return by issuing a Returned Merchandise Authorization (RMA) number. The RMA number must appear on the outside of the package(s) in which the merchandise is returned.

3. A minimum 15%, up to a maximum of $100, handling charge may be assessed for all contracted items returned. Sterile packaged items may be returned for credit only if returned in the original unopened package.

4.   Special or altered items cannot be returned for credit.

5.   Product can only be returned for credit within 90 days of the invoice date.

6. Please notify your local representative or Customer Service to receive credit for products which have either not been received or are damaged upon receipt within 30 days of the invoice date.

------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                 * %
CATALOG NO.    DESCRIPTION                                  U/M   BASE PRICE    COMMITTED
------------------------------------------------------------------------------------------
A10            Ball Joint                                   EA
A11            Ball Joint w/Rod                             EA
A11083         Dual Purpose Wrench/Inserter                 EA
A11515         Pin Inserter                                 EA
A11523         Drill Bit for 3mm Pins                       EA
A11524         Metal Sleeves for A4765                      EA
A11525         Sheath and Trochar                           EA
A12            Reversed Ball Joint                          EA
A13            Articulation 8/8mm                           EA
A14            Articulation 8/5mm                           EA
A15            Long Compress/Distraction Bar                EA
A16            Compression/Distraction Bar                  EA
A18/150        Aluminum - Connecting Rod (150mm)            EA
A18/200        Aluminum - Connecting Rod (200mm)            EA
A18/250        Aluminum - Connecting Rod (250mm)            EA
A18/300        Aluminum - Connecting Rod (150mm)            EA
A18/350        Aluminum - Connecting Rod (150mm)            EA
A18/400        Aluminum - Connecting Rod (150mm)            EA
A20            10-Hole Ball Joint                           EA
A4765          Guide for "C" series w/2 Sleeves             EA
AA13           Karpman Split Articulation                   EA
AC-11514       10mm Wrench                                  EA
AC10           Ball Joint                                   EA
AC11           Ball Joint w/Rod                             EA      *               *
AC11088        Colles Frame w/o Pin Holders                 EA
AC11089        Ring Segment w/Rods                          EA
AC11091        Ring Segment w/Nuts                          EA
AC11094        Pin Holder                                   EA
AC11095        Complete Colles Frame Assy.                  EA
AC13           Articulation                                 EA
AC16           Adjustable Connecting Rod                    EA
AC3/100        Aluminum - Connecting Rod (100mm)            EA
AC3/150        Aluminum - Connecting Rod (150mm)            EA
AC3/200        Aluminum - Connecting Rod (200mm)            EA
AC3/250        Aluminum - Connecting Rod (250mm)            EA
AC3/300        Aluminum - Connecting Rod (300mm)            EA
BS 150.50      Self-Drilling/Self-Tapping
               4mm Half Pin - 150mm Len.,
               50mm Th.                                     EA
BS 180.50      Self-Drilling/Self-Tapping
               4mm Half Pin - 180mm Len.,
               50mm Th.                                     EA
FA-10000-1     Short Connecting Rod - Aluminum              EA
FA-10000-2     Medium Connecting Rod - Aluminum             EA
FA-10000-3     Long Connecting Rod - Aluminum               EA
FA-10027       Aluminum - 2/3 Ring, Small (6" dia.)         EA
FA-10028       Aluminum - 1/3 Ring, Small (6" dia.)         EA
FA-10029       Aluminum - 2/3 Ring, Medium (8" dia.)        EA

------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                 * %
CATALOG NO.    DESCRIPTION                                  U/M   BASE PRICE    COMMITTED
------------------------------------------------------------------------------------------
FA-10030       Aluminum - 1/3 Ring. Medium (8" dia.)        EA
FA-10031       Aluminum - 2/3 Ring. Large (10" dia.)        EA
FA-10032       Aluminum - 1/3 Ring. Large (10" dia.)        EA
FA-10054-2     90" Pin Holder Adaptor                       EA
FA-10355       1 Pin Holder - Aluminum                      EA
FA-10360       2 Pin Holder - Aluminum                      EA
FA-10365       3 Pin Holder - Aluminum                      EA
FC1            Soft Tissue Support                          EA
FF-10000-1     Short Connecting Rod - Titanium              EA
FF-10000-2     Medium Connecting Rod - Titanium             EA
FF-10000-3     Long Connecting Rod - Titanium               EA
FF-10023       Ring Connectors                              EA
FF-10027       Ti. - 2/3 Ring, Small (6" dia.)              EA
FF-10028       Ti. - 1/3 Ring, Small (6" dia.)              EA
FF-10029       Ti. - 2/3 Ring, Medium (8" dia.)             EA
FF-10030       Ti. - 1/3 Ring, Medium (8" dia.)             EA
FF-10031       Ti. - 2/3 Ring, Large (10" dia.)             EA
FF-10032       Ti. - 1/3 Ring, Large (10" dia.)             EA
FF-10150.10    150mm Len., 10mm Th., Ti.
               5mm Half Pin                                 EA
FF-10155.15    155mm Len., 15mm Th., Ti.
               5mm Half Pin                                 EA
FF-10160.20    160mm Len., 20mm Th., Ti.
               5mm Half Pin                                 EA        *              *
FF-10165.25    165mm Len., 25mm Th., Ti.
               5mm Half Pin                                 EA
FF-10170.30    170mm Len., 30mm Th., Ti.
               5mm Half Pin                                 EA
FF-10175.35    175mm Len., 35mm Th., Ti.
               5mm Half Pin                                 EA
FF-10180.40    180mm Len., 40mm Th., Ti.
               5mm Half Pin                                 EA
FF-10185.45    185mm Len., 45mm Th., Ti.
               5mm Half Pin                                 EA
FF-10190.50    190mm Len., 50mm Th., Ti.
               5mm Half Pin                                 EA
FF-10200.60    200mm Len., 60 mm Th., Ti.
               5mm Half Pin                                 EA
FF-10210.70    210mm Len., 70mm Th., Ti.
               5mm Half Pin                                 EA
FF-10220.80    220mm Len., 80mm Th., Ti.
               5mm Half Pin                                 EA
FF-10355       1 Pin Holder - Titanium                      EA
FF-10360       2 Pin Holder - Titanium                      EA
FF-10365       3 Pin Holder - Titanium                      EA
FF-10502       Open End Wrench (10mm)                       EA
FF_10503       Drill Bit for 5mm Pins                       EA
FF-10504       Pin Inserter                                 EA

------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        * %
CATALOG NO.         DESCRIPTION                  U/M     BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
FF.10507            Socket Wrench (10mm)         EA
FF.10511            Universal Joint Positioner   EA
FF.10516            Depth Gauge                  EA
FF.10525            Sheath & Trochar             EA
FF.10535            Chuck 5mm-Long               EA
FF.10536            Chuck 5mm-Short              EA
                    (Hoffman Type w/8mm Shank)
FF.10549            Connecting Rod Ruler         EA
FF.10551            Tip Caps (5mm)               EA
FF.10600            Foot Support Bar             EA
FF.10605            Adaptor Rod (8mm to Ring)    EA
FF.10606            Adaptor Rod 90 (8mm to Ring) EA
FF.10610            Articulation                 EA
FF.10615            5mm Peg                      EA
FF.11250.40         250mm Len., 40mm Th., Ti.
                    5mm Transfixing Pin          EA
FF.11250.50         250mm Len., 50mm Th., Ti.
                    5mm Transfixing Pin          EA
FF.11300.60         300mm Len., 60mm Th., Ti.
                    5mm Transfixing Pin          EA
FF.11300.70         300mm Len., 70mm Th., Ti.
                    5mm Transfixing Pin          EA
FF10517             Tommy Bar (Not MRI
                     compataible                 EA
FS.10150.10         150mm Len., 10mm Th.,
                    SS 5mm Half Pin              EA
FS.10155.15         155mm Len., 15mm Th.,
                    SS 5mm Half Pin              EA
FS.10160.20         160mm Len., 20mm Th.,
                    SS 5mm Half Pin              EA         *            *
FS.10165.25         165mm Len., 25mm Th.,
                    SS 5mm Half Pin              EA
FS.10170.30         170mm Len., 30mm Th.,
                    SS 5mm Half Pin              EA
FS.10175.35         175mm Len., 35mm Th.,
                    SS 5mm Half Pin              EA
FS.10180.40         180mm Len., 40mm Th.,
                    SS 5mm Half Pin              EA
FS.10185.45         185mm Len., 45mm Th.,
                    SS 5mm Half Pin              EA
FS.10190.50         190mm Len., 50mm Th.,
                    SS 5mm Half Pin              EA
FS.10200.60         200mm Len., 60mm Th.,
                    SS 5mm Half Pin              EA
FS.10210.70         210mm Len., 70mm Th.,
                    SS 5mm Half Pin              EA
FS.10220.80         220mm Len., 80mm Th.,
                    SS 5mm Half Pin              EA
FS.11250.40         250mm Len., 40mm Th.,
                    SS 5mm Transfixing Pin       EA
-------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                      *    %
CATALOG NO.    DESCRIPTION                                    U/M       BASE PRICE   COMMITTED
-----------------------------------------------------------------------------------------------
FS-11250.50    250mm Len., 50mm Th.,
               SS 5mm Transfixing Pin                         EA
FS-11300.60    300mm Len., 60mm Th.,
               SS 5mm Transfixing Pin                         EA
FS-11300.70    300mm Len., 70mm Th.,
               SS 5mm Transfixing Pin                         EA
FT-1           Foot Support Pad                               EA
HJ560          Hershey Halo Jig                               EA
HJ560A         Tong Adaptor for Hershey Halo Jig              EA
PDG1           Guide & Stabilizing Sleeves                    EA
PDG4766        5mm Black Plastic Sleeves                      EA
S1             Guide                                          EA
S110           Stop Clips                                     EA
S2             Drill Brace                                    EA
S25            Instrument Case w/Pin Tray                     EA
S250.50        Self-Drilling/Self-Tapping 4mm
               Transfixing Pin/Continuous Th. -
               250mm Len., 50mm Th.                           EA
S3             3mm Chuck                                      EA
S3/85.15       SS - Pre-Drilled Half Pin -
               Th. 3mm x 15mm                                 EA
S3/90.20       SS - Pre-Drilled Half Pin -
               Th. 3mm x 20mm                                 EA
S3/95.25       SS - Pre-Drilled Half Pin -
               Th. 3mm x 25mm                                 EA             *            *
S4             4mm Chuck                                      EA
S41            4mm Chuck Long                                 EA
S5             T-Wrench                                       EA
S51            Long T-Wrench                                  EA
S9             Spanner Wrench                                 EA
SC70.12        Self-Drilling/Self-Tapping Pin -
               70mm Len., 12mm Th.                            EA
SC90.16        Self-Drilling/Self-Tapping Pin -
               90mm Len., 16mm Th.                            EA
SCB120.21      Self-Drilling/Self-Tapping Pin -
               Continuous Th. (21mm)                          EA
TC1            Tip Caps (4mm)                                 EA
TC2            Tip Caps (3mm)                                 EA
530            ACE Autoclavable Torque Screwdriver            EA
545            Horizontal Bar                                 EA
547            Upright w/Spade End                            EA
578            Open End 7/16" - 9/16" Combination
               Wrench (Not MRI compatible)                    EA
586            Breakaway Bar                                  EA
605            Deluxe Permanent Halo Bail w/Clips
               (Replacement bolt is 621-4)                    EA
611            Titanium Lock Washer 5/8"
               (for Tong Attachment to Halo Vest -
               2 required)                                    EA
-----------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      *    %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
622            Titanium End Washer 1/4"           EA
633            Universal Joint                    EA
711            Trippi-Wells Tong                  EA
773            Halo Adjuster                      EA
816            Universal Tong Thumbscrew
               (8 required)                       EA
820            Universal Tong with Outriggers
               (assembled)                        EA
900            Soft Tissue Retractor Body
               w/2 910-2                          EA
920            Undercutting Curette               EA
925            Vertebral Wedge                    EA
935            Gel Foam Packer                    EA
936            Market Needle                      EA
947            Handle                             EA
960            Sterilization Case                 EA
965            Depth Gauge                        EA
970            Locking Bolt for 14045             EA
975            Vertebral Body Spreader            EA
1001           4.8/6.5mm Step Drill               EA
1002           5.3mm Twist Drill                  EA
1003           Hook Depth Gauge                   EA
1004           Replaced by 1005                   EA
1005           Guide Pin Depth Gauge              EA
1019           End Cap                            EA          *              *
1029           Template, Reamer                   EA
1044           Jig Adaptor                        EA
1077           Ball Nose Guide Wire (3.0mmx38")   EA
1095           Impactor Rod                       EA
1096           Hammer, Sliding (Impactor)         EA
1097           Insertion Rod                      EA
1098           Extraction Rod                     EA
1124           Awl, Small                         EA
1125           Awl, Large                         EA
1127           Exchange Tube                      EA
1138           3.8mm Twist Drill 11"              EA
1143           Interface Jig - Left               EA
1144           Superior Bracket - Left            EA
1146           Interface Jig - Right              EA
1147           Superior Bracket - Right           EA
1150           Replaced by 1420                   EA
1175           Replaced by 1425                   EA
1180           Replaced by 1255, 14316            EA
1182           Replaced by 1249                   EA
1183           Replaced by 1249                   EA
1184           Replaced by 1249                   EA
1185           Replaced by 1186                   EA
1186           3/4 in. Combo. Wrench              EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1190           Freehand Distal Guide              EA
1202           Freehand Distal Guide              EA
1203           X-ray Template                     EA
1204           X-ray Template                     EA
1220           Replaced by 1442. 1443             EA
1221           Replaced by 1440. 1441             EA
1223           Nail Case                          EA
1225           Reduction Tool                     EA
1231           Locking Bolt                       EA
1232           Offset Impact Block                EA
1234           Offset Impact Head                 EA
1245           Radiographic Ruler                 EA
1249           Flex Driver                        EA
1250           Hex Screwdriver                    EA
1253           5.3mm Drill                        EA
1254           4.5mm Screwdriver Shank            EA
1255           6.5mm Screwdriver Shank            EA
1260           Triple Sheath & Trochar (4.5)      EA
1270           Guide Pin Depth Gauge (4.5)        EA
1275           Replaced by 1289                   EA
1280           Tubular Skin Protector             EA
1285           3.8mm Cann. Reamer (4.5)           EA
1289           Adjustable Hook Depth Gauge        EA
1291           Guide Pin Grip                     EA
1311           Pin Lock with Set Screw            EA          *            *
1314           90 degrees Upright Bar             EA
1331           CPR Handle                         EA
1332           Horizontal Bar                     EA
1333           Titanium Skull Pin 3" (set of
               5 - 1375-3.0)                      EA
1335           Tong Serration Adaptor
               (to adapt Tong to Mark IV Halo
               Vest - 2 required)                 EA
1360           Th.ed Clamp & Bracket Assembly     EA
1361           Titanium Skull Pin 2 1/2"
               (set of 5 - 1375-2.5)              EA
1365           Trippi-Wells Pin Set
               (set of 2 - 770 and 2 - 772)       EA
1372           Single Use Wrench (MRI
               compatible)                        EA
1373           Trippi-Wells App. Kit - One Size
               Fits All
               (Not for use on patients under 16) EA
1374           Univ. Tong App. Kit - One Size
               Fits All
               (Not for use on patients under 16) EA
1377           Measuring Tape                     EA
1410           Sheath, Long                       EA
1411           Trochar, Long                      EA
1412           3.2mm Pin Guide, Long              EA
1413           4.8/6.5mm Step Drill Guide, Long   EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %
CATALOG NO.    DESCRIPTION                         U/M   BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
1415           Sheath                              EA
1416           Trochar                             EA
1417           5.3mm Drill Guide                   EA
1420           Sheath System/Long
               (1410, 1411, 1412, 1413)            EA
1425           Sheath System (1415, 1416, 1417)    EA
1440           Insertion/Extraction Instrument
               Module                              EA
1441           Ancillary Instrument Module         EA
1442           Antegrade and Distal Locking
               Instrument Module                   EA
1443           Antegrade/Distal Screws and
               End Cap Module                      EA
1444           Retrograde Instrument and Screw
               Module                              EA
1471           Anterior Mayfield Adaptor           EA
1472           Posterior Mayfield Adaptor          EA
1473           Mayfield Tong Adaptor               EA
1492           Mark IV Application Instructions    EA
1493           Mark III Application Instructions   EA
1494           Tong Application Instructions       EA
1495           Ring Application Instructions       EA
1500           Screw/Instrument Case               EA
1501           Instrument Case                     EA         *             *
1502           Nail Case                           EA
1505           End Cap                             EA
1520           Proximal Jig                        EA
1526           4.4mm x 10.25in. Calibrated Twist
               Drill                               EA
1530           Screw Guide, 5.5mm                  EA
1535           Drill Guide                         EA
1551           Jig Adaptor                         EA
1552           Extractor                           EA
1555           Slide Hammer                        EA
1559           Impactor Rod                        EA
1570           Depth Gauge                         EA
1720           Endcap, Flush                       EA
1721           Endcap, 1/2cm                       EA
1722           Endcap, 1 cm                        EA
1723           Endcap - flush, Midhole             EA
1727           Sliding Hook Depth Gauge (4.5)      EA
1731           2.9mm Calibrated Twist Drill        EA
1735           Entry Reamer                        EA
1732           2.9mm Drill Guide                   EA
1746           4.5mm Countersink                   EA
1749           Hub Adaptor                         EA
1750           Hub Fastener                        EA
1751           Keyed Hub                           EA
1741           3.8 Calib. Twist Drill              EA
--------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------------------------------
                                          FRACTURE MANAGEMENT
                                                                                        *    %
CATALOG NO.     DESCRIPTION                                        U/M     BASE PRICE  COMMITTED
-------------------------------------------------------------------------------------------------
1742            3.6/49mm Calib. Step Drill                         EA
1758            Screw Sheath. 4.5mm Screw                          EA
1759            Trochar                                            EA
1761            3.8mm Drill Guide                                  EA
1763            4.9mm Drill Sleeve                                 EA
1772            Distal Jug                                         EA
1775            Combination Jig                                    EA
1778            Locking Knob                                       EA
1796            Hammer. Sliding (Impactor)                         EA
1780            Screw Module                                       EA
1781            Humeral Nail Module - 7mm Nails                    EA
1782            Humeral Nail Module - 8mm Nails                    EA
1783            Humeral Nail Module - 9mm Nails                    EA
1784            Humeral Nail Module - Misc.Diameters               EA
1785            Screw Insertion Instrument Module                  EA
1786            Nail Insertion Instrument Module                   EA
1794            X-ray Template                                     EA
1801            Screw Targeting Jig                                EA
1804            Jig Adaptor                                        EA
1805            Solid End Cap                                      EA
1809            Awl, pointed                                       EA
1819            X-ray Template                                     EA           *           *
1820            Instrument Module                                  EA
1821            Nail/End Cap Module                                EA
1822            Screw/Drill Module                                 EA
2501            Microsurgey Saw                                    EA
2502            Console                                            EA
2503            Foot Control                                       EA
2504            Cord Assembly                                      EA
5000            ACE Pelvic Frame - Includes: 2ea. 6004;
                4 ea. 6009; 1 ea. 6001; 2ea FA10030.
                Pins and instrumentation not included.             EA
6001            Slatis Frame                                       EA
6004            Johnston Frame Clamp                               EA
6009            Johnston Pin Holder                                EA
6030            8mm Rod, 300mm Len.                                EA
6045            8mm Rod, 450mm Len.                                EA
6081            Pelvic Stabilizer - Assembly                       EA
6072            Threaded Pin Holder                                EA
6075-1.0        Disposable Pin - Assembly (1.0mm)                  EA
6075-1.5        Disposable Pin - Assembly (1.5mm)                  EA
10019           Locking Nuts                                       EA
10095           Spherical Nut and Washer                           EA
10280           Pin/Wire Module                                    EA
10281           Ring/Pin Holder Module                             EA
10282           Connecting Rod Module                              EA

-------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %-
CATALOG NO.   DESCRIPTION                            U/M  BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
10283         Miscellaneous Hardware Module          EA
10410         Bending Tool                           EA
10419         PK/3 Olive Wire. 1.5mm
              Nitrogen-Enhanced, Bayonet Point       PK
10420         PK/3 Olive Wire. 1.8mm
              Nitrogen-Enhanced, Bayonet Point       PK
10466         Wire. 1.5mm
              Nitrogen-Enhanced, Bayonet Point       EA
10469         Wire. 1.8mm
              Nitrogen-Enhanced, Bayonet Point       EA
10470         Gap Gauge Assembly                     EA
10480         Distraction Assembly w/Bolt.
              Calibrating                            EA
10485         Anchor Assembly w/Bolt. Calibrating    EA
10490         Wire Tension Assembly, Calibrating
              (includes: 1 ea. 10480:
              1 ea 10485; 1 ea. 10469)               EA
10492         2.5mm Spacer w/Bolt                    EA
10495         5.0mm Spacer w/Bolt                    EA
10735         Olive Wire Distractor w/ Allen Wrench
              (includes: 1 ea. 10725; 1 ea. 10406)   EA
10740         Universal Joint                        EA
10800         ACE Unifix Bar (10")                   EA        *           *
10801         ACE Unifix Pin Holder                  EA
10814         ACE Unifix Bar (14")                   EA
11037         10mm Jam Nut                           EA
14000         4 Hole Side Plate                      EA
14008         T-Wrench Inserter                      EA
14011         Extractor Lock                         EA
14015         Cann. Calibrated Tap                   EA
14016         Nonadjustable Step Drill               EA
14017         Nut for Cortical Bone Screw            EA
14020         Hex Screwdriver                        EA
14027         2 Hole Side Plate                      EA
14029         6 Hole Side Plate                      EA
14030         8 Hole Side Plate                      EA
14031         10 Hole Side Plate                     EA
14032         14 Hole Side Plate                     EA
14034         12 Hole Side Plate                     EA
14037         Impactor                               EA
14040         Neutral Drill Bit Positioner           EA
14043         3.8mm Twist Drill                      EA
14045         Hook Depth Gauge                       EA
14052         Guide Pin Jig                          EA
14055         Compression Drill Positioner           EA
14056         Cann. Adjustable Step Drill            EA
14064         Component/Instrument Case
              (non modular)                          EA
14082         Dye Injector                           EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                       *    %
CATALOG NO.    DESCRIPTION                         U/M     BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
14090          Adjustable Guide Pin Jig            EA
14097          6.5 Flat Washer                     EA
14107          Nut Wrench                          EA
14112          Replaced by 14627                   EA
14115          Guide Pin Depth Gauge               EA
14126          Buttress Plate                      EA
14130          Cortical Trephine                   EA
14140          Cann. Trephine Set (Includes: 1 ea.
               14140-1
               1 ea. 14140-2: 1 14140-3)           EA
14142          Guide Pin Gauge                     EA
14145          PK/6 300mm Len.- Cerclage Wire. Ti.
               1.0mm Dia. (18 Gauge)               PK
14146          PK/6 700mm Len.- Cerclage Wire. Ti
               1.0mm Dia. (18 Gauge)               PK
14160          T-Handle Inserter (Includes: 1 ea.
               14161: ea. 14162)                   EA
14161          T-Handle Inserter                   EA
14162          Extractor                           EA
14170          Power Driver                        EA
14175          Sterilization Case                  EA
14191          8.0 Flat Washer                     EA
14232          K-Wire Depth Gauge                  EA
14234          Trochar Sheath Sleeve               EA
14235          Outer Sheath                        EA
14260          Flat Washer                         EA
14261          Countersink Washer                  EA
14300          3.5/4.0mm System Sterilization
               Case (non modular)*                 EA        *          *
14315          Power Adaptor                       EA
14316          T-Handle                            EA
14317          Pear-Handle                         EA
14320          Bending Iron                        EA
14321          Reduction Forceps                   EA
14322          Bone Holding Forceps                EA
14324          Bending Pliers                      EA
14350          Drill and K-Wire Guide              EA
14356          4.5mm Compression Drill Guide       EA
14359          4.0mm Solid Screw Tray (non
               modular)                            EA
14364          3.5mm Screw Holder Sleeve           EA
14365          K-Wire Depth Gauge                  EA
14366          4.0mm Solid Canc. Screw Case
               (non modular)                       EA
14390          3.5mm Universal Bending Plier       EA
14392          3.5mm Universal Bending Iron        EA
14393          3.5mm Jaw for 14390*                EA
14413          2.9mm Drill Guide                   EA
14416          Hook Depth Gauge, 120mm Len.        EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                       *    %-
CATALOG NO.  DESCRIPTION                            U/M   BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
14420        2.6mm Twist Drill                      EA
14421        2.6mm Cann. Drill                      EA
14428        Easy Out Extractor                     EA
14430        3.6mm Twist Drill                      EA
14431        3.6mm Cann. Drill                      EA
14435        Sliding Hook Depth Gauge (3.5)         EA
14440        Cortical Tap                           EA
14445        Canc. Tap                              EA
14450        Triple Sheath and Trochar              EA
14455        2.6mm Overdrill Drill Guide            EA
14460        Flat Washer                            EA
14461        Cup Washer                             EA
14465        Power Driver                           EA
14467        3.5mm Solid Hex Screwdriver            EA
14468        3.5mm Solid Power Driver               EA
14470        2.6mm Drill Guide                      EA
14475        3.6mm Drill Guide                      EA
14480        Countersink                            EA
14485        Hex Screwdriver                        EA
14490        K-Wire Guide                           EA          *         *
14600        Sterilization Case (10 x 10 x 2.5)     EA
14601        Sterilization Case (10 x 20 x 2.5)     EA
14602        Sterilization Case (10 x 10 x 5)       EA
14603        Sterilization Case (10 x 20 x 5)       EA
14604        4.5/5.0mm Instrument Module            EA
14605        6.5/8.0mm Instrument Module            EA
14606        4.5/5.0mm Plate Instrument Module      EA
14607        4.5/5.0mm Reconstruction Plate Module  EA
14608        4.5/5.0mm Cann. Screw Module           EA
14609        6.5mm Cann. Canc. Screw Module         EA
14611        Tool Tray                              EA
14613        4.5mm Solid Screw Module               EA
14614        6.5/8.0mm Screw Module                 EA
14615        Screwdriver Shank                      EA
14616        6.5mm Screwdriver Shank                EA
14618        Countersink                            EA
14620        Easy Out                               EA
14621        3.8mm Solid Twist Drill                EA
14622        3.8mm Cann. Drill                      EA
14623        4.5mm Cortical Tap                     EA
14624        5.0mm Canc. Tap                        EA
14625        4.8mm Solid Twist Drill                EA
14626        4.8mm Cann. Drill                      EA
14627        6.5mm Canc. Tap                        EA
14628        6.5mm Countersink                      EA
14629        5.0mm Cann. Drill                      EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                      *    %
CATALOG NO.    DESCRIPTION                                     U/M       BASE PRICE   COMMITTED
------------------------------------------------------------------------------------------------
14634          8.0 Cann. Canc. Tap                             EA
14649          Instrument rack to fit in toll tray             EA
14650          3.5mm Universal Ribbon Module                   EA
14663          Solid Screwdriver. 3.5mm                        EA
14664          Round Handle                                    EA
14710          3.4/4.0mm Solid Screw Module                    EA
10016-1        Bolt for FA-10054-2                             EA
1009-30        30cm Len. - 9mm Femoral Nail                    EA
1009-32        32cm Len. - 9mm Femoral Nail                    EA
1009-34        34cm Len. - 9mm Femoral Nail                    EA
1009-36        36cm Len. - 9mm Femoral Nail                    EA
1009-38        38cm Len. - 9mm Femoral Nail                    EA
1009-40        40cm Len. - 9mm Femoral Nail                    EA
1009-42        42cm Len. - 9mm Femoral Nail                    EA
1009-44        44cm Len. - 9mm Femoral Nail                    EA
1009-46        46cm Len. - 9mm Femoral Nail                    EA
1009-48        48cm Len. - 9mm Femoral Nail                    EA
1009-50        50cm Len. - 9mm Femoral Nail                    EA
1010-30        30cm Len. - 10mm Femoral Nail                   EA
1010-32        32cm Len. - 10mm Femoral Nail                   EA
1010-34        34cm Len. - 10mm Femoral Nail                   EA
1010-36        36cm Len. - 10mm Femoral Nail                   EA
1010-38        38cm Len. - 10mm Femoral Nail                   EA
1010-40        40cm Len. - 10mm Femoral Nail                   EA             *           *
1010-42        42cm Len. - 10mm Femoral Nail                   EA
1010-44        44cm Len. - 10mm Femoral Nail                   EA
1010-46        46cm Len. - 10mm Femoral Nail                   EA
1010-48        48cm Len. - 10mm Femoral Nail                   EA
1010-50        50cm Len. - 10mm Femoral Nail                   EA
1011-32        32cm Len. - 11mm Femoral Nail                   EA
1011-34        34cm Len. - 11mm Femoral Nail                   EA
1011-36        36cm Len. - 11mm Femoral Nail                   EA
1011-38        38cm Len. - 11mm Femoral Nail                   EA
1011-40        40cm Len. - 11mm Femoral Nail                   EA
1011-42        42cm Len. - 11mm Femoral Nail                   EA
1011-44        44cm Len. - 11mm Femoral Nail                   EA
1011-46        46cm Len. - 11mm Femoral Nail                   EA
1011-48        48cm Len. - 11mm Femoral Nail                   EA
1011-50        50cm Len. - 11mm Femoral Nail                   EA
1012-34        34cm Len. - 12mm Femoral Nail                   EA
1012-36        36cm Len. - 12mm Femoral Nail                   EA
1012-38        38cm Len. - 12mm Femoral Nail                   EA
1012-40        40cm Len. - 12mm Femoral Nail                   EA
1012-42        42cm Len. - 12mm Femoral Nail                   EA
1012-44        44cm Len. - 12mm Femoral Nail                   EA
1012-46        46cm Len. - 12mm Femoral Nail                   EA
------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                 *    %
CATALOG NO.    DESCRIPTION                               U/M       BASE PRICE   COMMITTED
-----------------------------------------------------------------------------------------
1012-48        48cm Len. - 12mm Femoral Nail              EA
1012-50        50cm Len. - 12mm Femoral Nail              EA
1013-36        36cm Len. - 13mm Femoral Nail              EA
1013-38        38cm Len. - 13mm Femoral Nail              EA
1013-40        40cm Len. - 13mm Femoral Nail              EA
1013-42        42cm Len. - 13mm Femoral Nail              EA
1013-44        44cm Len. - 13mm Femoral Nail              EA
1014-36        36cm Len. - 14mm Femoral Nail              EA
1014-38        38cm Len. - 14mm Femoral Nail              EA
1014-40        40cm Len. - 14mm Femoral Nail              EA
1014-42        42cm Len. - 14mm Femoral Nail              EA
1014-44        44cm Len. - 14mm Femoral Nail              EA
1014-46        46cm Len. - 14mm Femoral Nail              EA
1015-38        38cm Len. - 15mm Femoral Nail              EA
1015-40        40cm Len. - 15mm Femoral Nail              EA
1015-42        42cm Len. - 15mm Femoral Nail              EA
1015-44        44cm Len. - 15mm Femoral Nail              EA
1015-46        46cm Len. - 15mm Femoral Nail              EA
1020-100       100mm Len.-6.5mm Solid Cort. Screw         EA
1020-35        35mm Len.-6.5mm Solid Cort. Screw          EA             *           *
1020-40        40mm Len.-6.5mm Solid Cort. Screw          EA
1020-45        45mm Len.-6.5mm Solid Cort. Screw          EA
1020-50        50mm Len.-6.5mm Solid Cort. Screw          EA
1020-55        55mm Len.-6.5mm Solid Cort. Screw          EA
1020-60        60mm Len.-6.5mm Solid Cort. Screw          EA
1020-65        65mm Len.-6.5mm Solid Cort. Screw          EA
1020-70        70mm Len.-6.5mm Solid Cort. Screw          EA
1020-75        75mm Len.-6.5mm Solid Cort. Screw          EA
1020-80        80mm Len.-6.5mm Solid Cort. Screw          EA
1020-85        85mm Len.-6.5mm Solid Cort. Screw          EA
1020-90        90mm Len.-6.5mm Solid Cort. Screw          EA
1020-95        95mm Len.-6.5mm Solid Cort. Screw          EA
1030-100       100mm Len.-6.5mm Solid Cort. Screw         EA
1030-105       105mm Len.-6.5mm Solid Cort. Screw         EA
1030-110       110mm Len.-6.5mm Solid Cort. Screw         EA
1030-115       115mm Len.-6.5mm Solid Cort. Screw         EA
1030-120       120mm Len.-6.5mm Solid Cort. Screw         EA
1030-60        60mm Len.-6.5mm Solid Cort. Screw          EA
1030-65        65mm Len.-6.5mm Solid Cort. Screw          EA
1030-70        70mm Len.-6.5mm Solid Cort. Screw          EA
1030-75        75mm Len.-6.5mm Solid Cort. Screw          EA
1030-80        80mm Len.-6.5mm Solid Cort. Screw          EA
1030-85        85mm Len.-6.5mm Solid Cort. Screw          EA
1030-90        90mm Len.-6.5mm Solid Cort. Screw          EA
1030-95        95mm Len.-6.5mm Solid Cort. Screw          EA
10405-12       Steinman Pin (2mm x 12")                   EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                     * %
CATALOG NO.         DESCRIPTION                                  U/M   BASE PRICE    COMMITTED
-----------------------------------------------------------------------------------------------
10405-9             2.0mm Steinman Pin                           EA
10730-10            Th.ed Rod 1/4" x 10cm                        EA
10730-15            Th.ed Rod 1/4" x 15cm                        EA
10730-20            Th.ed Rod 1/4" x 20cm                        EA
10730-25            Th.ed Rod 1/4" x 25cm                        EA
1075-28             Driving Guide Wire (3.2mm x 28")             EA
1075-38             Guide Wire (3.2mm X 38")                     EA
10800/4             ACE Unifix 10" w/4 Pin Holders               EA
10800/6             ACE Unifix 10" w/6 Pin Holders               EA
10814/4             ACE Unifix 14" w/4 Pin Holders               EA
10814/6             ACE Unifix 14" w/6 Pin Holders               EA
1085-2              Locking Knob                                 EA
1303 (Small)        Open Back Halo Ring -
                    Head Sizes 201/2" - 221/4"
                    (52cm-57cm)                                  EA
1304 (Medium)       Open Back Halo Ring -
                    Head Sizes 221/4" - 241/2"
                    (57cm-62cm)                                  EA
1305 (Large)        Open Back Halo Ring -
                    Head Sizes 241/2" - 26
                    (62cm-66cm)                                  EA
1367-8              Disposable Torque Wrench 8 in/lb             EA
1370-1 (Small)      Open Back Halo Ring App. Kit -
                    Head Sizes 20 1/2" - 22 1/4"
                    (52cm-57cm)                                  EA
1370-1 (Medium)     Open Back Halo Ring App. Kit -                              *           *
                    Head Sizes 22 1/4" - 24 1/2"
                    (57cm-62cm)                                  EA
1370-1 (Large       Open Back Halo Ring App. Kit -
                    Head Sizes 24 1/2" - 26"
                    (62cm-66cm)                                  EA
1370-0              Closed Back Halo Ring App. Kit -
                    Head Sizes 17 3/4"- 20 1/2"
                    (45cm-52cm)                                  EA
1370-00             Closed Back Halo Ring App. Kit -
                    Head Sizes  17 5/8" maximum
                    (44.5cm max.)                                EA
1371-1              Closed Back Halo Ring App. Kit -
                    Head Sizes 20 1/2" - 22"
                    (52cm-56cm)                                  EA
1371-2              Closed Back Halo Ring App. Kit -
                    Head Sizes 21" - 22 1/4"
                    (53cm-57cm)                                  EA
1371-3              Closed Back Halo Ring App. Kit -
                    Head Sizes 22 1/4" - 23 1/2"
                    (57cm-60cm)                                  EA
1371-4              Closed Back Halo Ring App. Kit -
                    Head Sizes 23 1/2" - 24 1/2"
                    (60cm-62cm)                                  EA
1371-5              Closed Back Halo Ring App. Kit -
                    Head Sizes 24 1/2" - 26"
                    (62cm-66cm)                                  EA
1379-SIZE           Jack Front and Back                          EA
1380-1-SIZE         Mark IV Complete Vest and Hardware
                    Assembled - Available in sizes
                    20-52 in two inch increments                 EA
1380-2-SIZE         Mark IV Complete Vest and Hardware
                    Assembled - Kodel (available in
                    sizes 20-52 in two inch increments)          EA

-----------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                      * % -
CATALOG NO.    DESCRIPTION                        U/M   BASE PRICE    COMMITTED
--------------------------------------------------------------------------------
1380-3-SIZE    Mark IV Complete Vest and
               Hardware Assembled - Synthetic
               Lamb's wool (available in sizes
               20-52 in two inch increments)      EA
1385-3         Titanium Bolt 5/8" - 24 x 1 3/8"
               (for Tong Attachment to Halo
               Vest - 2 required)                 EA
14007-1        140 Deg. Angle. 100mm Len. -
               Captured Screw Assy.               EA
14007-2        140 Deg. Angle. 130mm Len. -
               Captured Screw Assy.               EA
14007-3        140 Deg. Angle. 160mm Len. -
               Captured Screw Assy.               EA
14007-4        150 Deg. Angle. 100mm Len. -
               Captured Screw Assy.               EA
14007-5        150 Deg. Angle. 130mm Len. -
               Captured Screw Assy.               EA
14007-6        150 Deg. Angle. 160mm Len. -
               Captured Screw Assy.               EA
14012-14       3.2mm Th.ed Guide Pin 14"          EA
14012-9        3.2mm Th.ed Guide Pin 9"           EA
14022-20       20mm Len. - 4.5mm Solid Cort.
               Bone Screw                         EA              *           *
14022-22       22mm Len. - 4.5mm Solid Cort.
               Bone Screw                         EA
14022-24       24mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-26       26mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-28       28mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-30       30mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-32       32mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-34       34mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-36       36mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-38       38mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-40       40mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-42       42mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-44       44mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-46       46mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-48       48mm Len. - 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *   %-
CATALOG NO.    DESCRIPTION                        U/M      BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
14022-50       50mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-52       52mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-54       52mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-56       56mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-58       52mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-60       60mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-65       65mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-70       70mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-75       75mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-80       80mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14022-85       85mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA               *          *
14022-90       90mm Len.- 4.5mm Solid Cort.
               Bone Screw, Full Th.               EA
14033-0        135 Deg. Angle, 90mm Len.-
               Captured Screw Assy.               EA
14033-1        135 Deg. Angle, 100mm Len.-
               Captured Screw Assy.               EA
14033-2        135 Deg. Angle, 130mm Len.-
               Captured Screw Assy.               EA
14033-3        135 Deg. Angle, 160mm Len.-
               Captured Screw Assy.               EA
14033-4        145 Deg. Angle, 100mm Len.-
               Captured Screw Assy.               EA
14033-5        145 Deg. Angle, 130mm Len.-
               Captured Screw Assy.               EA
14033-6        145 Deg. Angle, 160mm Len.-
               Captured Screw Assy.               EA
14082S         Dye Injector Seal                  EA
14140-1        Primary Trephine                   EA
14140-2        Bushing                            EA
14140-3        Secondary Trephine                 EA
14179-9        2.0mm K-Wire Bayonet Tip           EA
14180-6        Guide Pin (3.2mm x 6")             EA
14188-100      100mm Screw, 20mm Th.-
               6.5mm Cann. Canc. S.C.F.E. Screws  EA
14188-105      105mm Screw, 20mm Th.-
               6.5mm Cann. Canc. S.C.F.E. Screws  EA
14188-110      110mm Screw, 20mm Th.-
               6.5mm Cann. Canc. S.C.F.E. Screws  EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                         *    %
CATALOG NO.    DESCRIPTION                                        U/M       BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------------------
14188-115      115mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-120      120mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-30       30mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-35       35mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-40       40mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-45       45mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-50       50mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-55       55mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-60       60mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-65       65mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA             *           *
14188-70       70mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-75       75mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-80       80mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-85       85mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-90       90mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14188-95       95mm Screw. 20mm Th. -
               6.5mm Cann. Canc. S.C.F.E. Screws                  EA
14192-100      100mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.                             EA
14192-105      105mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.                             EA
14192-110      110mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.                             EA
14192-40       40mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.                             EA
14192-45       45mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.                             EA
14192-50       50mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.                             EA
14192-55       55mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.                             EA
14192-60       60mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.                             EA
14192-65       65mm Len. - 8.0mm Cann.
               Canc. Screws, 24mm Th.                             EA
---------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        *  %
CATALOG NO.    DESCRIPTION                        U/M  BASE PRICE     COMMITTED
--------------------------------------------------------------------------------
14196-95       95mm Len., 22mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-100      100mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-105      105mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-110      110mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-115      115mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-120      120mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-40       40mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-45       45mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-50       50mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-55       55mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-60       60mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-65       65mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA             *           *
14197-70       70mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-75       75mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-80       80mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-85       85mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-90       90mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14197-95       95mm Len., 40mm Th. -
               6.5mm Cann. Canc. Lag Screws       EA
14200-20       20mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.        EA
14200-22       22mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.        EA
14200-24       24mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.        EA
14200-26       26mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.        EA
14200-28       28mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.        EA
14200-30       30mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.        EA
14200-32       32mm Screw, 4.5mm Cann.
               Cort. Bone Screws, Full Th.        EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        * %
CATALOG NO.    DESCRIPTION                        U/M     BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
14200-34       34mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-36       36mm Screw. 4.5mm Cann
               Cort. Bone Screws. Full Th.        EA
14200-38       38mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-40       40mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-42       42mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-44       44mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-46       46mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-48       48mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-50       50mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-55       55mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-60       60mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14200-65       65mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA             *           *
14200-70       70mm Screw. 4.5mm Cann.
               Cort. Bone Screws. Full Th.        EA
14225-30       30mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-32       32mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-34       34mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-36       36mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-38       38mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-40       40mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-42       42mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-44       44mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-46       46mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-48       48mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-50       50mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA
14225-55       55mm Screw. 20mm Th.-
               5.0mm Cann. Canc. Lag Screws       EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                       *   %
CATALOG NO.    DESCRIPTION                                  U/M       BASE PRICE     COMMITTED
-----------------------------------------------------------------------------------------------
14332-4        4 Hole "Y" Plate. Small                      EA
14333-4        4 Hole "Y" Plate. Narrow                     EA
14334-10       3.5mm Universal Recon. Ribbon, 10 Hole       EA
14334-12       3.5mm Universal Recon. Ribbon, 12 Hole       EA
14334-14       3.5mm Universal Recon. Ribbon, 14 Hole       EA
14334-16       3.5mm Universal Recon. Ribbon, 16 Hole       EA
14334-2        3.5mm Universal Recon. Ribbon, 2 Hole        EA
14334-3        3.5mm Universal Recon. Ribbon, 3 Hole        EA
14334-4        3.5mm Universal Recon. Ribbon, 4 Hole        EA
14334-6        3.5mm Universal Recon. Ribbon, 6 Hole        EA
14334-8        3.5mm Universal Recon. Ribbon, 8 Hole        EA
14340-10       10 Hole Straight Plate                       EA
14340-12       12 Hole Straight Plate                       EA
14340-14"      14 Hole Straight Plate                       EA
14340-16"      16 Hole Straight Plate                       EA
14340-3        3 Hole Straight Plate                        EA
14340-4        4 Hole Straight Plate                        EA
14340-6        6 Hole Straight Plate                        EA
14340-8        8 Hole Straight Plate                        EA
14342-4        4 Hole "T" Plate                             EA
14342-6        6 Hole "T" Plate                             EA             *             *
14342-8        8 Hole "T" Plate                             EA
14343-16       3.5mm Universal Template                     EA
14344-4        4 Hole "L" Plate                             EA
14344-6        6 Hole "L" Plate                             EA
14344-8        8 Hole "L" Plate                             EA
14345-4        4 Hole "L" Plate                             EA
14345-6        6 Hole "L" Plate                             EA
14345-8        8 Hole "L" Plate                             EA
14351-2.0      2.0mm Guide Sleeve                           EA
14351-3.2      3.2mm Guide Sleeve                           EA
14351-3.8      3.8mm Guide Sleeve                           EA
14351-4.8      4.8mm Guide Sleeve                           EA
14355-3        3 Hole 100 Deg. Tubular Plate                EA
14355-4        4 Hole 100 Deg. Tubular Plate                EA
14355-5        5 Hole 100 Deg. Tubular Plate                EA
14355-6        6 Hole 100 Deg. Tubular Plate                EA
14355-7        7 Hole 100 Deg. Tubular Plate                EA
14355-8        8 Hole 100 Deg. Tubular Plate                EA
14369-10       10mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-100      100mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-105      105mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.           EA
14369-110      110mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.           EA
------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                       *    %
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
14225-60       60mm                                          *             *

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                        *    %-
CATALOG NO.    DESCRIPTION                              U/M    PRICE   COMMITTED
--------------------------------------------------------------------------------
14332-4      4 Hole "Y" Plate Small                     EA
14333-4      4 Hole "Y" Plate Narrow                    EA
14334-10     3.5mm Universal Recon, Ribbon, 10 Hole     EA
14334-12     3.5mm Universal Recon, Ribbon, 12 Hole     EA
14334-14     3.5mm Universal Recon, Ribbon, 14 Hole     EA
14334-16     3.5mm Universal Recon, Ribbon, 16 Hole     EA
14334-2      3.5mm Universal Recon, Ribbon,  2 Hole     EA
14334-3      3.5mm Universal Recon, Ribbon,  3 Hole     EA
14334-4      3.5mm Universal Recon, Ribbon,  4 Hole     EA
14334-6      3.5mm Universal Recon, Ribbon,  6 Hole     EA
14334-8      3.5mm Universal Recon, Ribbon,  8 Hole     EA
14340-10     10 Hole Straight Plate                     EA
14340-12     12 Hole Straight Plate                     EA
14340-14*    14 Hole Straight Plate                     EA
14340-16*    16 Hole Straight Plate                     EA
14340-3      3 Hole Straight Plate                      EA
14340-4      4 Hole Straight Plate                      EA
14340-6      6 Hole Straight Plate                      EA
14340-8      8 Hole Straight Plate                      EA
14342-4      4 Hole "T" Plate                           EA
14342-6      6 Hole "T" Plate                           EA
14342-8      8 Hole "T" Plate                           EA
14343-16     3.5mm Universal Template                   EA         *       *
14344-4      4 Hole "L" Plate                           EA
14344-6      6 Hole "L" Plate                           EA
14344-8      8 Hole "L" Plate                           EA
14345-4      4 Hole "L" Plate                           EA
14345-6      6 Hole "L" Plate                           EA
14345-8      8 Hole "L" Plate                           EA
14351-2.0    2.0mm Guide Sleeve                         EA
14351-3.2    3.2mm Guide Sleeve                         EA
14351-3.8    3.8mm Guide Sleeve                         EA
14351-4.8    4.8mm Guide Sleeve                         EA
14355-3      3 Hole 100 Deg. Tubular Plate              EA
14355-4      4 Hole 100 Deg. Tubular Plate              EA
14355-5      5 Hole 100 Deg. Tubular Plate              EA
14355-6      6 Hole 100 Deg. Tubular Plate              EA
14355-7      7 Hole 100 Deg. Tubular Plate              EA
14355-8      8 Hole 100 Deg. Tubular Plate              EA
14369-10     10mm Len., Full Th.-
             4.0mm Solid Canc. Screws, Full Th.         EA
14369-100    100mm Len., Full Th.-
             4.0mm Solid Canc. Screws, Full Th.         EA
14369-105    105mm Len., Full Th.-
             4.0mm Solid Canc. Screws, Full Th.         EA
14369-110    110mm Len., Full Th.-
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        * %-
CATALOG NO.         DESCRIPTION                     U/M    BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
14225-60            60mm Screw. 20mm Th.-
                    5.0mm Cann. Canc. Lag Screws    EA
14225-65            65mm Screw. 20mm Th.-
                    5.0mm Cann. Canc. Lag Screws    EA
14225-70            70mm Screw. 20mm Th.-
                    5.0mm Cann. Canc. Lag Screws    EA
14231-2.0           2.0mm Sheath Sleeve             EA
14231-3.2           3.2mm Sheath Sleeve             EA
14239-3.8           3.8mm Sheath Sleeve             EA
14239-4.8           4.8mm Sheath Sleeve             EA
14250-30            30mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-32            32mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-34            34mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-36            36mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-38            38mm Screw. 20mm Th.-
                    4.5 Cann. Cort. Lag Screws      EA
14250-40            40mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-42            42mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-44            44mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-46            46mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA             *           *
14250-48            48mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-50            50mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-55            55mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-60            60mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-65            65mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14250-70            70mm Screw. 20mm Th.-
                    4.5mm Cann. Cort. Lag Screws    EA
14305-4             Template, 4 Hole                EA
14305-8             Template, 8 Hole                EA
14330-10            10 Hole Straight Plate          EA
14330-12            12 Hole Straight Plate          EA
14330-3             3 Hole Straight Plate           EA
14330-4             4 Hole Straight Plate           EA
14330-6             6 Hole Straight Plate           EA
14330-8             8 Hole Straight Plate           EA
14332-2             2 Hole "Y" Plate, Small         EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                 *    %
CATALOG NO.    DESCRIPTION                               U/M       BASE PRICE   COMMITTED
-----------------------------------------------------------------------------------------
14369-70       70mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.        EA
14369-75       75mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.        EA
14369-80       80mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.        EA
14369-85       85mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.        EA
14369-90       90mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.        EA
14369-95       95mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.        EA
14370-26       26mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-28       28mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-30       30mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-32       32mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-34       34mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA             *           *
14370-36       36mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-38       38mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-40       40mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-42       42mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-44       44mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-46       46mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-48       48mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-50       50mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-55       55mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-60       60mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-65       65mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14370-70       70mm Len., 16mm Th. -
               4.0mm Cann. Canc. Screws, 16mm Th.        EA
14372-45       45mm Len., 32mm Th. -
               4.0mm Cann. Canc. Screws, 32mm Th.        EA
14372-50       50mm Len., 32mm Th. -
               4.0mm Cann. Canc. Screws, 32mm Th.        EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                *    %-
CATALOG NO.    DESCRIPTION                              U/M       BASE PRICE   COMMITTED
-----------------------------------------------------------------------------------------
14369-115      115mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-120      120mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-12       12mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-14       14mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-16       16mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-18       18mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-20       20mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-22       22mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA             *           *
14369-24       24mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-26       26mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-28       28mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-30       30mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-32       32mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-34       34mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-36       36mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-38       38mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-40       40mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-42       42mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-44       44mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-46       46mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-48       48mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-50       50mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-55       55mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-60       60mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA
14369-65       65mm Len., Full Th. -
               4.0mm Solid Canc. Screws, Full Th.       EA

-----------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                 *    %
CATALOG NO.    DESCRIPTION                               U/M       BASE PRICE   COMMITTED
-----------------------------------------------------------------------------------------
14372-55       55mm Len. 32mm Th.
               4.0mm Cann. Canc. Screws. 32mm Th.        EA
14372-60       60mm Len. 32mm Th.
               4.0mm Cann. Canc. Screws. 32mm Th.        EA
14372-65       65mm Len. 32mm Th.
               4.0mm Cann. Canc. Screws. 32mm Th.        EA
14372-70       70mm Len. 32mm Th.
               4.0mm Cann. Canc. Screws. 32mm Th.        EA
14375-10       10mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-12       12mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-14       14mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-16       16mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-18       18mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-20       20mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA             *           *
14375-22       22mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-24       24mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-26       26mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-28       28mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-30       30mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-32       32mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-34       34mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-36       36mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-38       38mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-40       40mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-42       42mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-44       44mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-46       46mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-48       48mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA
14375-50       50mm Len. 3.5mm Cann.
               Cort. Screw, Full Th.                     EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                   *    %
CATALOG NO.    DESCRIPTION                                  U/M       BASE PRICE   COMMITTED
---------------------------------------------------------------------------------------------
14375-55       55mm Len., 3.5mm Cann.
               Cort. Screw. Full Th.                        EA
14375-60       60mm Len., 3.5mm Cann.
               Cort. Screw. Full Th.                        EA
14375-65       65mm Len., 3.5mm Cann.
               Cort. Screw. Full Th.                        EA
14375-70       70mm Len., 3.5mm Cann.
               Cort. Screw. Full Th.                        EA
14377-10       10mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-100      100mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-105      105mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-110      110mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-115      115mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-120      120mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-12       12mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-14       14mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA             *           *
14377-16       16mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-18       18mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-20       20mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-22       22mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-24       24mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-26       26mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-28       28mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-30       30mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-32       32mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-34       34mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-36       36mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-38       38mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
14377-40       40mm Len., 3.5mm Solid
               Cort. Screw. Full Th.                        EA
---------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT

                                                                      *    %-
CATALOG NO.    DESCRIPTION                        U/M    BASE PRICE   COMMITTED
--------------------------------------------------------------------------------
14377-42       42mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-44       44mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-46       46mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-48       48mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-50       50mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-55       55mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-60       60mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-65       65mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-70       70mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-75       75mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA              *           *
14377-80       80mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-85       85mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-90       90mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14377-95       95mm Len., 3.5mm Solid
               Cort. Screw, Full Th.              EA
14396-120      4.0mm Solid Canc. Tap. 120mm       EA
14398-120      2.9mm Solid Twist Drill, 120mm     EA
14399-120      3.6mm Solid Twist Drill, 120mm     EA
14425-9        1.6mm K-Wire                       EA
14473-120      3.5mm Solid Cortical Tap, 120mm    EA
14473-70       3.5mm Solid Cortical Tap, 70mm     EA
1490 RA        Patient Care Guide
               (Living in your Halo Brace)        EA
1508-25.5      25.5cm Len. - 8mm Tibial Nail      EA
1508-27.0      27.0cm Len. - 8mm Tibial Nail      EA
1508-28.5      28.5cm Len. - 8mm Tibial Nail      EA
1508-30.5      30.0cm Len. - 8mm Tibial Nail      EA
1508-31.5      31.5cm Len. - 8mm Tibial Nail      EA
1508-33.0      33.0cm Len. - 8mm Tibial Nail      EA
1508-34.5      34.5cm Len. - 8mm Tibial Nail      EA
1508-36.0      36.0cm Len. - 8mm Tibial Nail      EA
1508-37.5      37.5cm Len. - 8mm Tibial Nail      EA
1508-39.0      39.0cm Len. - 8mm Tibial Nail      EA
1508-40.5      40.5cm Len. - 8mm Tibial Nail      EA
1508-42.0      42.0cm Len. - 8mm Tibial Nail      EA
1508-25.5      25.5cm Len. - 9mm Tibial Nail      EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------------
                                      FRACTURE MANAGEMENT
                                                                                              *%
CATALOG NO.     DESCRIPTION                                   U/M         BASE PRICE       COMMITTED
-----------------------------------------------------------------------------------------------------
1509-27.0       27.0cm Len - 9mm Tibial Nail                  EA
1509-28.5       28.5cm Len - 9mm Tibial Nail                  EA
1509-30.0       30.0cm Len - 9mm Tibial Nail                  EA
1509-31.5       31.5cm Len - 9mm Tibial Nail                  EA
1509-33.0       33.0cm Len - 9mm Tibial Nail                  EA
1509-34.5       34.5cm Len - 9mm Tibial Nail                  EA
1509-36.0       36.0cm Len - 9mm Tibial Nail                  EA
1509-37.5       37.5cm Len - 9mm Tibial Nail                  EA
1509-39.0       39.0cm Len - 9mm Tibial Nail                  EA
1509-40.5       40.5cm Len - 9mm Tibial Nail                  EA
1509-42.0       42.0cm Len - 9mm Tibial Nail                  EA
1510-25.5       25.5cm Len - 10mm Tibial Nail                 EA
1510-27.0       27.0cm Len - 10mm Tibial Nail                 EA
1510-28.5       28.5cm Len - 10mm Tibial Nail                 EA
1510-30.0       30.0cm Len - 10mm Tibial Nail                 EA
1510-31.5       31.5cm Len - 10mm Tibial Nail                 EA
1510-33.0       33.0cm Len - 10mm Tibial Nail                 EA
1510-34.5       34.5cm Len - 10mm Tibial Nail                 EA
1510-36.0       36.0cm Len - 10mm Tibial Nail                 EA
1510-37.5       37.5cm Len - 10mm Tibial Nail                 EA               *                *
1510-39.0       39.0cm Len - 10mm Tibial Nail                 EA
1510-40.5       40.5cm Len - 10mm Tibial Nail                 EA
1510-42.0       42.0cm Len - 10mm Tibial Nail                 EA
1511-27.0       27.0cm Len - 10mm Tibial Nail                 EA
1511-28.5       28.5cm Len - 11mm Tibial Nail                 EA
1511-30.0       30.0cm Len - 11mm Tibial Nail                 EA
1511-31.5       31.5cm Len - 11mm Tibial Nail                 EA
1511-33.0       33.0cm Len - 11mm Tibial Nail                 EA
1511-34.5       34.5cm Len - 11mm Tibial Nail                 EA
1511-36.0       36.0cm Len - 11mm Tibial Nail                 EA
1511-37.5       37.5cm Len - 11mm Tibial Nail                 EA
1511-39.0       39.0cm Len - 11mm Tibial Nail                 EA
1511-40.5       40.5cm Len - 11mm Tibial Nail                 EA
1511-42.0       42.0cm Len - 11mm Tibial Nail                 EA
1512-27.0       27.0cm Len - 12mm Tibial Nail                 EA
1512-28.5       28.5cm Len - 12mm Tibial Nail                 EA
1512-30.0       30.0cm Len - 12mm Tibial Nail                 EA
1512-31.5       31.5cm Len - 12mm Tibial Nail                 EA
1512-33.0       33.0cm Len - 12mm Tibial Nail                 EA
1512-34.5       34.5cm Len - 12mm Tibial Nail                 EA
1512-36.0       36.0cm Len - 12mm Tibial Nail                 EA
1512-37.5       37.5cm Len - 12mm Tibial Nail                 EA
1512-39.0       39.0cm Len - 12mm Tibial Nail                 EA
1512-40.5       40.5cm Len - 12mm Tibial Nail                 EA
1512-42.0       42.0cm Len - 12mm Tibial Nail                 EA
1513-28.5       28.5cm Len - 13mm Tibial Nail                 EA

-----------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                        * %
CATALOG NO.      DESCRIPTION                      U/M     BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
1513-30.0        30.0cm Len.- 13mm Tibial Nail    EA
1513-31.5        31.5cm Len.- 13mm Tibial Nail    EA
1513-33.0        33.0cm Len.- 13mm Tibial Nail    EA
1513-34.5        34.5cm Len.- 13mm Tibial Nail    EA
1513-36.0        36.0cm Len.- 13mm Tibial Nail    EA
1513-37.5        37.5cm Len.- 13mm Tibial Nail    EA
1513-39.0        39.0cm Len.- 13mm Tibial Nail    EA
1513-40.5        40.5cm Len.- 13mm Tibial Nail    EA
1513-42.0        42.0cm Len.- 13mm Tibial Nail    EA
1515-40          40mm Len.- 5.5mm Solid
                 Cort. Screw, Full Th.            EA
1515-45          45mm Len.- 5.5mm Solid
                 Cort. Screw, Full Th.            EA
1515-50          50mm Len.- 5.5mm Solid
                 Cort. Screw, Full Th.            EA
1515-55          55mm Len.- 5.5mm Solid
                 Cort. Screw, Full Th.            EA
1515-60          60mm Len.- 5.5mm Solid
                 Cort. Screw, Full Th.            EA
1515-65          65mm Len.- 5.5mm Solid
                 Cort. Screw, Full Th.            EA         *            *
1515-70          70mm Len.- 5.5mm Solid
                 Cort. Screw, Full Th.            EA
1515-75          75mm Len.- 5.5mm Solid
                 Cort. Screw, Full Th.            EA
1515-80          80mm Len.- 5.5mm Solid
                 Cort. Screw, Full Th.            EA
1707-18          18cm Len.- 7mm Humeral Nail      EA
1707-20          20cm Len.- 7mm Humeral Nail      EA
1707-22          22cm Len.- 7mm Humeral Nail      EA
1707-24          24cm Len.- 7mm Humeral Nail      EA
1707-26          26cm Len.- 7mm Humeral Nail      EA
1707-28          28cm Len.- 7mm Humeral Nail      EA
1707-30          30cm Len.- 7mm Humeral Nail      EA
1708-18          18cm Len.- 8mm Humeral Nail      EA
1708-20          20cm Len.- 8mm Humeral Nail      EA
1708-22          22cm Len.- 8mm Humeral Nail      EA
1708-24          24cm Len.- 8mm Humeral Nail      EA
1708-26          26cm Len.- 8mm Humeral Nail      EA
1708-28          28cm Len.- 8mm Humeral Nail      EA
1708-30          30cm Len.- 8mm Humeral Nail      EA
1709-18          18cm Len.- 9mm Humeral Nail      EA
1709-20          20cm Len.- 9mm Humeral Nail      EA
1709-22          22cm Len.- 9mm Humeral Nail      EA
1709-24          24cm Len.- 9mm Humeral Nail      EA
1709-26          26cm Len.- 9mm Humeral Nail      EA
1709-28          28cm Len.- 9mm Humeral Nail      EA
1709-30          30cm Len.- 9mm Humeral Nail      EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

----------------------------------------------------------------------------------------------------------------
                                          FRACTURE MANAGEMENT
                                                                                                       *  %-
CATALOG NO.                 DESCRIPTION                                 U/M        BASE PRICE        COMMITTED
----------------------------------------------------------------------------------------------------------------
1717-24                     24mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-26                     26mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-28                     28mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-30                     30mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-32                     32mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-34                     34mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-36                     36mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-38                     38mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-40                     40mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-42                     42mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-44                     44mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA             *                   *
1717-46                     46mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-48                     48mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-50                     50mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-52                     52mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-54                     54mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-56                     56mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-58                     58mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1717-60                     60mm Len - 4.5mm Canc. Lag Screw
                            (Proximal)                                  EA
1724-28                     Guide Wire. 2.2mm x 28in.
1810-15                     10mm x 15cm - Supracondylar Nail            EA
1810-20                     10mm x 20cm - Supracondylar Nail            EA
1810-25                     10mm x 25cm - Supracondylar Nail            EA
1810-30                     10mm x 30cm - Supracondylar Nail            EA
1810-15                     12mm x 15cm - Supracondylar Nail            EA
1810-20                     12mm x 20cm - Supracondylar Nail            EA
1810-25                     12mm x 25cm - Supracondylar Nail            EA
1810-30                     12mm x 30cm - Supracondylar Nail            EA
2511-4                      11mm Len. x 4mm Width - Saw Blade           EA
2511-5                      11mm Len. x 5mm Width - Saw Blade           EA

----------------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                         *  %-
CATALOG NO.    DESCRIPTION                           U/M   BASE PRICE  COMMITTED
--------------------------------------------------------------------------------
2511-5-3       11mm Len. x 5mm Width x 3mm Depth -
               90 Deg. Blade                         EA
2511-5-4       11mm Len. x 5mm Width x 4mm Depth -
               90 Deg. Blade                         EA
2513-4         13mm Len. x 4mm Width - Saw Blade     EA
2513-5         13mm Len. x 5mm Width - Saw Blade     EA
2513-5-3       13mm Len. x 5mm Width x 3mm Depth -
               90 Deg. Blade                         EA
2515-5-4       13mm Len. x 5mm Width x 4mm Depth -
               90 Deg. Blade                         EA
2515-5         15mm Len. x 5mm Width - Saw Blade     EA
2515-5-3       15mm Len. x 5mm Width x 3mm Depth -
               90 Deg. Blade                         EA
2515-5-4       15mm Len. x 5mm Width x 4mm Depth -
               90 Deg. Blade                         EA
2517-5         17mm Len. x 5mm Width - Saw Blade     EA
2517-5-4       17mm Len. x 5mm Width x 4mm Depth -
               90 Deg. Blade                         EA
2517-5-5       17mm Len. x 5mm Width x 5mm Depth -
               90 Deg. Blade                         EA
2517-6         17mm Len. x 6mm Width - Saw Blade     EA
2519-5         19mm Len. x 5mm Width - Saw Blade     EA
2519-5-4       19mm Len. x 5mm Width x 4mm Depth -
               90 Deg. Blade                         EA
2519-5-5       19mm Len. x 5mm Width x 5mm Depth -
               90 Deg. Blade                         EA
2519-6         19mm Len. x 6mm Width - Saw Blade     EA
2521-5         21mm Len. x 5mm Width - Saw Blade     EA
2521-5-4       21mm Len. x 5mm Width x 4mm Depth -
               90 Deg. Blade                         EA         *         *
2521-5-5       21mm Len. x 5mm Width x 5mm Depth -
               90 Deg. Blade                         EA
2521-6         21mm Len. x 6mm Width - Saw Blade     EA
502B           Skull Pin Tip Cap                     EA
503A           Positioning Pin Plate                 EA
503B           Positioning Pin                       EA
569-SIZE       Synthetic Wool Liner                  EA
570-SIZE       Lamb's Wool Liner                     EA
570A-SIZE      Kodel Liner                           EA
600-1-SIZE     Mark III Complete Vest and Hardware
               Assembled - Available in sizes 20-52
               in two inch increments                EA
600-2-SIZE     Mark III Complete Vest and Hardware
               Assembled - Kodel (available in
               sizes 20-52 in two inch increments)   EA
600-3-SIZE     Mark III Complete Vest and Hardware
               Assembled - Synthetic Lamb's wool
               (available in sizes 20-52 in two inch
               increments)                           EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------
                              FRACTURE MANAGEMENT
                                                                                      *  %-
CATALOG NO.    DESCRIPTION                                U/M          BASE PRICE    COMMITTED
---------------------------------------------------------------------------------------------
601A size 00   Closed Back Halo Rings -
               Head Sizes 175/8" (44.5cm max.)            EA
601B size 0    Closed Back Halo Rings -
               Head Sizes 17-3/4" - 20-1/2" (45cm-52cm)   EA
601C size 1    Closed Back Halo Rings -
               Head Sizes 20-1/2" - 22" (52cm-56cm)       EA
601D size 2    Closed Back Halo Rings -
               Head Sizes 21" - 22-1/4" (53cm-57cm)       EA
601E size 3    Closed Back Halo Rings -
               Head Sizes 22-1/4" - 23-1/2" (57cm-60cm)   EA
601F size 4    Closed Back Halo Rings -
               Head Sizes 23-1/2" - 24-1/2" (60cm-62cm)   EA
601G size 5    Closed Back Halo Rings -
               Head Sizes 24-1/2" - 26" (62cm-66cm)       EA
6025-50        Miami Pelvic Screw 50mm Th.                EA
621-5          Titanium Bolt 1/4" - 28 x 3/4"             EA
656A           Swivel Assembly                            EA
659C-SIZE      Jacket Front and Back                      EA
680-1          Th.ed Clamp & Bracket Assembly, left       EA
680-2          Th.ed Clamp & Bracket Assembly, Right      EA                *             *
934-5          Osteotome                                  EA
934-7          Osteotome                                  EA
950-1          S19- Retractor Blades, left                EA
950-2          S23- Retractor Blades, left                EA
950-3          M19- Retractor Blades, left                EA
950-4          M23- Retractor Blades, left                EA
950-5          L19- Retractor Blades, left                EA
950-6          L23- Retractor Blades, left                EA
951-1          S19- Retractor Blades, Right               EA
951-2          S23- Retractor Blades, Right               EA
951-3          M19- Retractor Blades, Right               EA
951-4          M23- Retractor Blades, Right               EA
951-5          L19- Retractor Blades, Right               EA
951-6          L23- Retractor Blades, Right               EA
955-12         Gap Gauge                                  EA
955-14         Gap Gauge                                  EA
955-16         Gap Gauge                                  EA
---------------------------------------------------------------------------------------------

*Confidential portions ommitted and filed separately with the Commission.

                                             ARTHROSCOPY/SPORTS MEDICINE

DEPUY PROSOURCE                                                    COLUMBIA/HCA

                         ARTHROSCOPY/SPORTS MEDICINE

                             LETTER OF COMMITMENT


The undersigned Hospital, a participating COLUMBIA/HCA HEALTHCARE CORPORATION facility hereby agress to commit and obtain a * % compliance level of the total contracted dollar potential of the following service categories: ScopeCare (TM) (Rigid and Flexible) Repair Service and EndoExpress Endoscopic Instrument Repair.

                            CONTRACT PARTICIPATION
                            ----------------------

               *% COMPLIANCE LEVEL EQUALS $____________________

Pricing will become effective upon receipt of this signed form in the DePuy office. The hospital and DePuy ProSource will conduct quarterly reviews of this program. Failure to obtain the specified compliance level will result in the loss of those pricing advantages provided in the pricing section of this contract.

This form supersedes any and all previously declared group purchasing memberships as well as any and all individual facility agreements with DePuy ProSource.

Name of Facility ______________________________________________________________
(Please Print or Type)

City ______________________________  State _________________  Zip _____________

Name ________________________________________________  Title __________________

Signature ___________________________________________  Date  __________________

Local DePuy ProSource Distributor Signature ___________________________________


                            PLEASE MAIL OR FAX TO:

                           NATIONAL ACCOUNTS MANAGER
                                  DEPUY INC.
                                  PO BOX 988
                             WARSAW, IN 46581-0988
                               FAX: 219/269-4532

                          QUESTIONS, CALL TOLL FREE:

                                 800/347-7450

                    THANK YOU! WE APPRECIATE YOUR SUPPORT.

*Confidential portions omitted and filed separately with the Commission.

ORDERING INFORMATION/RETURN GOODS POLICY

DePuy Inc. orders may be placed by:
 . Contacting your local Depuy representative (24-hour coverage)
 . Calling the DePuy Main Office at (800) 366-8143
 . Using FAX Number (800) 669-2530
 . Mailing orders to: DePuy
                     PO Box 988
                     Warsaw, IN 46581-0988

TERMS

Net 30 Days

REMITTANCE ADDRESS

DePuy
PO Box 506
Warsaw, IN 46581-0506

FREIGHT

All products contained in this price list are F.O.B. destination for U.P.S. Ground, Parcel Post and Regular Motor Freight. Special handling (i.e. Federal Express, U.P.S. Blue, etc) will be prepaid and added to the invoice.

FREIGHT: SERVICE CATEGORY

See enclosed Instrument Repair Services for details.

RETURN GOODS POLICY

If you find it necessary to return product, for whatever reason, please contact your local DePuy representative for instructions or call DePuy Customer Service toll free at (800) 366-8143, or use the toll-free DePuy FAX number, (800) 669-2530. All returns are subject to the following:

1. To expedite the return process, please contact your DePuy sales representative or DePuy Customer Service.

2. When returning items, please include the date of purchase and invoice number on the packing list, and provide a written reason for the return.

3. A minimum 15%, up to a maximum of $100, handling charge may be assessed for all contracted items returned. Sterile packaged items may be returned for credit only it returned in the original unopened package.

4.   Special or altered items cannot be returned for credit.

5.   Product can only be returned for credit within 90 days of the invoice date.

6. Please notify your DePuy representative or DePuy Customer Service to receive credit for products which have neither not been received or are damaged upon receipt within 30 days of the invoice date.

     ----------------------------------------------------------------------

                                DEPUY PROSOURCE
                          ARTHROSCOPY/SPORTS MEDICINE
                              SERVICES AGREEMENT

     ----------------------------------------------------------------------

To participate. Columbia facilities must commit to a minimum 4% potential of ScopeCare (rigid endoscope repair). EndoExpress (endoscopic instrument repair), and ScopeCare Flex (flexible endoscope repair) business.

===================================================================
         SERVICES
 * % commitment required
-----------------------------------------------------------------------------------------------------------

     RIGID                  ENDO                 SCOPECARE(TM)            SATURN(TM)           M. KUROSAKA
  SCOPECARE(TM)           EXPRESS(TM)                FLEX                 ENDOSCOPES/          INTERFERENCE
    REPAIR                  REPAIR                  REPAIR                FIBEROPTICS            SCREW*
----------------------------------------------------------------------------------------------------------
   Special                Special                  Special                Special               Special
Reduced Pricing       Reduced Pricing           Reduced Pricing       Reduced Pricing       Reduced Pricing
   Enclosed               Enclosed                 Enclosed              Enclosed              Enclosed

===================================================================---------------------------------------
---------------------------------------------------------------------------------------
   M. KUROSAKA                                    PINS/                      BURRS/
    ADVANTAGE                DURA-KOLD**         SCREWS/      INSTRUMENTS     BLADES
  FIXATION SCREW                                  WIRES
---------------------------------------------------------------------------------------
     Special                   Special
 Reduced Pricing           Reduced Pricing       * % * * *      * % * * *     * % * * *
    Enclosed                  Enclosed
---------------------------------------------------------------------------------------

     * When a facility participates in the Sports Medicine contract and the Fracture Management agreement, it can receive additional discounts on these product categories. The enclosed pricing for these categories represents a significant cost savings for your members.

     **   With last order of only $. * Depuy ProSource will reimburse $  *
toward the purchase of a * of the customer's choice. This amount will be reimbursed to the member facility or to the DePuy sales representative for the purchase of this * . One per customer.

     *** When a facility participates in these services, it can receive additional discounts on selected Sports Medicine related products. These product categories are offered in the Stainless Steel Fracture Management section and represent a further reduction in price. The additional percentage noted will be applied toward the appropriate compliance level the hospital has chosen.

*Confidential portions omitted and filed separately with the Commission.

                                                      INSTRUMENT REPAIR SERVICES
--------------------------------------------------------------------------------

DePuy ProSource EndoExpress(TM) Endoscopic Instrument Repair Service returns your instrument to a functionally, like-new condition and provides a warranty for 90 days from the date of shipment from the DePuy ProSource Endo Express Endoscopic Instrument Repair Service Department. We offer a seven business day turn-around on all endoscopic instruments regardless of the original manufacturer.

1. Call your DePuy representative to discuss the repair service and to receive forms and shipping containers.

2.   Ship all instruments for repair to:
     DePuy ProSource EndoExpress Service
     7382 Bolsa Avenue
     Westminster, CA 92683
     Tel.: (800) 331-0021 (Customer Service)

3.   Freight - F.O.B. shipping point.


ScopeCare(R) Rigid Endoscope Restoration Service provides complete repair and restoration of your rigid scope to the manufacturer's performance standards. You will receive your own scope back within seven days of your repair approval, and the repair is covered by a one-year guarantee.

1. Call your DePuy representative to discuss the repair service and to receive forms and shipping containers.

2.   Ship all instruments for repair to:
     DePuy ProSource ScopeCare Service
     7382 Bolsa Avenue
     Westminster, CA 92683
     Tel.: (800) 331-0021 (Customer Service)

3.   Freight - F.O.B. shipping point.


ScopeCare(R) Flex Repair Service provides fast and economical repairs that are guaranteed...focusing on quality repairs and services to address your immediate needs.

1 Call your DePuy representative to discuss the repair service and to receive forms and shipping containers.

2    Ship all instruments for repair to:
          DePuy ProSource ScopeCare Flex Repair Service
          9545 Midwest Avenue, Suite P
          Cleveland. OH 44125
          Tel.: (800) SCFLEX2 (723-5392)

3 Average turn-around time from repair approval date is one day on minor repairs and three to five days on major repairs (shipping time excluded).

4 All workmanship carries a 90-day warranty. including parts and labor, from the date of shipment from the DePuy ProSource Repair Service Department.

5    Freight - F.O.B. shipping point.

_______________________________________________________________________________

                              SCOPECARE /R/ FLEX
                              FLEXIBLE ENDOSCOPE
                             RESTORATION SERVICE
________________________________________________________________________________

     CONTRACT
      LEVEL         DESCRIPTION                        CONTRACT PRICE
(Minor)
       I.           Clean air/water channels           $  *

      II.           Replace bending rubber             $  *

     III.           Tighten knobs/adjust angulation    $  *

(Major)
       I.           Fluid invasion - minor             $  *

      II.           Fluid invasion - major             $  *

     III.           Forceps/Elevator channel repair    $  *
                     add $* or bronchoscopes
                     series 20 and 30

      IV.           Light guide suction channel repair $  *

       V.           Suction cylinder replacement       $  *

      VI.           Objective lens repair              $  *

Net pricing will vary per each instrument repair submitted.

*Confidential portions omitted and filed separately with the Commission.

_______________________________________________________________________________
                                SCOPECARE /R/
                      RIGID ENDOSCOPE RESTORATION SERVICE
_______________________________________________________________________________

     CONTRACT
      LEVEL              DESCRIPTION                        CONTRACT PRICE

       I.                External clean, grind and polish   $ * per endoscope

      II.                Endoscope: Disassembly, cleaning,
                         and up to one rod lens replacement $ * per endoscope

     III.                Endoscope: Beyond contract level   $ * per endoscope
                         one to include objective lense
                         replacement and up to three rod
                         lenses.*

      IV.                Operative laparoscopes - internal
                         cleaning.*                         $ * per endoscope

                         *Additional rod lenses             $ * per lens

Net pricing will vary per each instrument repair submitted.

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------

                                ENDOEXPRESS(TM)
                     ENDOSCOPIC INSTRUMENT REPAIR SERVICE

--------------------------------------------------------------------------------
                                                      REPAIR CHARGES RANGE
     DESCRIPTION                                    MINOR        TO     MAJOR
                                                   ---------------------------
     Anti-fog Handles for scopes                     $                   $
     ENT Optical Forceps                             $                   $
     Laryngoscopes                                   $                   $
     Laryngoscope Holder                             $                   $
     Laryngeal Forceps                               $                   $
     Laryngoscope Suspension System                  $                   $
     Laryngeal Forceps                               $                   $
     Micro Laryngeal Forceps                         $                   $
     Laryngeal Knives                                $                   $
     Laryngoscope Sheath                             $                   $
     Bronchoscope Tube                               $                   $
     Bronchoscopy Bridges                            $                   $
     Optical Bronchoscopy Forceps                    $                   $
     CO 2 Bronc Tubes                                $                   $
     Standard Bronc Forceps                          $                   $
     Bronc Working Element                           $                   $
     Esophageal Tube                                 $                   $
     Oto Forceps                                     $   *               $   *
     Procto Forceps                                  $                   $
     Trocar                                          $                   $
     Cannula                                         $                   $
     Gyn Laser Def                                   $                   $
     Lap Thermal Forceps                             $                   $
     Lap Thermal Probe                               $                   $
     Lap Thermal Enucleator                          $                   $
     Lap Clip Applier                                $                   $
     Lap Forceps                                     $                   $
     Suction Cannula                                 $                   $
     Unipolar Suction Cannula                        $                   $
     Bipolar Suction Cannula                         $                   $
     Hystero Forceps                                 $                   $
     Optical Hystero Forceps                         $                   $
     Hystero Bridges                                 $                   $
     Hystero Sheaths                                 $                   $
     Flexible Hystero Forceps                        $                   $
     Hystero Deflector                               $                   $
     Bipolar Lap Forceps                             $                   $
     Uretero Sheaths                                 $                   $
     Uretero Forceps                                 $                   $

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------

                                  ENDOEXPRESS(TM)
                     ENDOSCOPIC INSTRUMENT REPAIR SERVICE
                                  (Continued)

--------------------------------------------------------------------------------

                                                    REPAIR CHARGES RANGE
     DESCRIPTION                                MINOR          TO       MAJOR
                                               -------------------------------
     Cysto Sheaths                               $                       $
     Cysto Obturator                             $                       $
     Cysto Bridge                                $                       $
     Cysto Deflector                             $                       $
     Resecto Scope Sheath                        $                       $
     Resectoscope Fiberglass Beaks                                       $
     Resectoscope Ceramic Beaks                                          $
     Resectoscope Working Elements               $                       $
     Urologic Stone Punch                        $                       $
     Urethrotome Sheath                          $                       $
     Urethrotome Working Elements                $                       $
     Biopsy Deflector Device                     $                       $
     Uro Flexible Forceps                        $                       $
     Uro Optical Forceps                         $                       $
     Uro Stone Crushing Forceps                  $                       $
     Manual Lithotrite                           $                       $
     Stone Punch                                 $                       $
     Nephro Punch                                $ *                     $ *
     Otis Urethrotome                            $                       $
     Lap Chole and Gen surgery Forceps           $                       $
     Cholangiogram clamp                         $                       $
     Arthro Sheaths                              $                       $
     Arthro Orbturator                           $                       $
     Arthro Hand Instruments                     $                       $
     Arthro Forceps                              $                       $
     Suction Forceps                             $                       $
     Shaver Blades                               $                       $
     Sinus Scissors                              $                       $
     Sinus Speculum                              $                       $
     Sinus Blakesley                             $                       $
     Sinus Blakesley Ethmiod                     $                       $
     Sinus Back Bitter                           $                       $
     Sinus Suction Punch                         $                       $
     Sinus Biopsy                                $                       $
     Sinus Optical Forceps                       $                       $
     Sinus Suction Handle                        $                       $

*% DISCOUNT OFF CURRENT LIST PRICE ON ALL REPAIRED/REFURBISHED ENDOSCOPIC INSTRUMENTATION

*Confidential portions omitted and filed separately with the Commission.

----------------------------------------------------------------------------------------
                           SATURN SCOPES/FIBEROPTICS

CATALOG NO.         DESCRIPTION                              U/M               PRICE
----------------------------------------------------------------------------------------
2944-10-000         Cable Adapt Wolf Light Src               EA
2944-11-000         Cable Adapt Acmi/ Circon Light Src       EA
2944-12-000         Cable Adapt Storz Light Src              EA
2944-13-000         Cable Adapt Pilling Light Src            EA
2944-14-000         Cable Adapt Olympus Light Src            EA
2944-15-000         Cable Adapt Wolf Scope                   EA
2944-16-000         Cable Adapt Acmi/Circon Scope            EA
2944-17-000         Cable Adapt Storz Scope                  EA
2944-18-000         Cable Pilling Scope                      EA
2944-19-000         Cable Adapt Olympus Scope                EA
2944-25-000         Sheath Adapt - Storz/Concept             EA
2944-26-000         Sheath Adapt - Wolf Arthro Stryk         EA
2944-27-000         Sheath Adapt - Dyonics                   EA
2944-28-000         Sheath Adapt - Olympus Arthro            EA
2944-29-000         Sheath Adapt - Circon/Acmi Cystm2        EA
2944-30-000         Sheath Adapt - Acmi Cysto FO 8168        EA
2944-31-000         Sheath Adapt - Wolf Cysto                EA
2944-32-000         Sheath Adapt - Olympus Cysto             EA                    *
2944-33-000         Sheath Adapt - Acufex                    EA
2944-34-000         Sheath Adapt - Thrackray                 EA
2944-40-000         Sheath Adapt - 2.7 Storz                 EA
2944-41-000         Sheath Adapt - 2.7 Wolf                  EA
2944-42-000         Sheath Adapt - 2.7 Stryker               EA
2944-43-000         Sheath Adapt - 2.7 Dyonics               EA
2944-44-000         Sheath Adapt - 2.7 Acmi/Circon           EA
2944-45-000         Sheath Adapt - 2.7 Olympus               EA
2944-85-000         Fiberoptic Cable - 5.0 X 8 ft.           EA
2944-86-000         Fiberoptic Cable - 5.0 X 10 ft.          EA
2945-02-000         Arthroscope - 2.7mm, 0 deg.              EA
2945-04-000         Arthroscope - 2.7mm, 27.5 deg.           EA
2945-06-000         Arthroscope - 2.7mm, 70 deg.             EA
2945-12-000         Arthroscope - 4.0mm, 0 deg.              EA
2945-14-000         Arthroscope - 4.0mm, 27.5 deg.           EA
2945-16-000         Arthroscope - 4.0mm, 70 deg.             EA
2945-50-000         Steri/Stor Tray - 1 Arthro               EA
----------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.


--------------------------------------------------------------------------------
                          SATURN SCOPES /FIBEROPTICS
                                  (CONTINUED)

CATALOG NO.       DESCRIPTION                            U/M        PRICE
--------------------------------------------------------------------------------
2946-12-000       Cystoscope - 4.0mm.0 deg.               EA
2946-13-000       Cystoscope - 4.0mm.12 deg.              EA
2946-14-000       Cystoscope - 4.0mm.27.5 deg.            EA
2946-16-000       Cystoscope - 4.0mm.70 deg.              EA

2947-04-000       Hysteroscope - 2.7mm, 27,5 deg.         EA          *

2948-22-000       Laparoscope - 10.0mm, 0 deg.            EA
2948-24-000       Laparoscope - 10.0mm, 30 deg.           EA
2948-25-000       Laparoscope - 10.0mm, 45 deg.           EA
2948-60-000       Steri/Stor Tray - 3 Scope/Cable         EA

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------
                             SATURN SCOPES / FIBEROPTICS

CATALOG NO.         DESCRIPTION                                  U/M          PRICE
-----------------------------------------------------------------------------------------
2944-10-000         Cable Adapt Wolf Light Src                   EA
2944-11-000         Cable Adapt Acmi/Cicron Light Src            EA
2944-12-000         Cable Adapt Storz Light Src                  EA
2944-13-000         Cable Adapt Pilling Light Src                EA
2944-14-000         Cable Adapt Olympus Light Src                EA
2944-15-000         Cable Adapt Wolf Scope                       EA
2944-16-000         Cable Adapt Acmi/Circon Scope                EA
2944-17-000         Cable Adapt Storz Scope                      EA
2944-18-000         Cable Adapt Pilling Scope                    EA
2944-19-000         Cable Adapt Olympus Scope                    EA
2944-25-000         Sheath Adapt - Storz/Concept                 EA
2944-26-000         Sheath Adapt - Wolf Arthro Stryk             EA
2944-27-000         Sheath Adapt - Dyonics                       EA
2944-28-000         Sheath Adapt - Olympus Arthro                EA
2944-29-000         Sheath Adapt - Circon/Acmi Cystm2            EA
2944-30-000         Sheath Adapt - Acmi Cysto FO 8168            EA
2944-31-000         Sheath Adapt - Wolf Cysto                    EA
2944-32-000         Sheath Adapt - Olympus Cysto                 EA      *
2944-33-000         Sheath Adapt - Acufex                        EA
2944-34-000         Sheath Adapt - Thrackray                     EA
2944-40-000         Sheath Adapt - 2.7 Storz                     EA
2944-41-000         Sheath Adapt - 2.7 Wolf                      EA
2944-42-000         Sheath Adapt - 2.7 Stryker                   EA
2944-43-000         Sheath Adapt - 2.7 Dyonics                   EA
2944-44-000         Sheath Adapt - 2.7 Acmi/Circon               EA
2944-45-000         Sheath Adapt - 2.7 Olympus                   EA
2944-85-000         Fiberoptic Cable - 5.0 x 8 ft.               EA
2944-86-000         Fiberoptic Cable - 5.0 x 10 ft.              EA
2945-02-000         Arthroscope - 2.7mm, 0 deg.                  EA
2945-04-000         Arthroscope - 2.7mm, 27.5 deg.               EA
2945-06-000         Arthroscope - 2.7mm, 70 deg.                 EA
2945-12-000         Arthroscope - 4.0mm, 0 deg.                  EA
2945-14-000         Arthroscope - 4.0mm,27.5 deg.                EA
2945-16-000         Arthroscope - 4.0mm, 70 deg.                 EA
2945-50-000         Steri/Stor Tray - 1 Arthro                   EA

-----------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

----------------------------------------------------------------------------------------------------
           M. KUROSAKA INTERFERENCE SCREW / M.KUROSAKA ADVANTAGE FIXATION SCREW

CATALOG NO.          DESCRIPTION                                                        PRICE
----------------------------------------------------------------------------------------------------
1952-40-000          M.Kurosaka (TM) Fixation Screw 9x20 Sterile/Cann W/Pin
1952-42-000          M.Kurosaka (TM) Fixation Screw 9x25 Sterile/Cann W/Pin
1952-44-000          M.Kurosaka (TM) Fixation Screw 9x30 Sterile/Cann W/Pin
1952-46-000          M.Kurosaka (TM) Fixation Screw 9x35 Sterile/Cann W/Pin
1952-48-000          M.Kurosaka (TM) Fixation Screw 9x40 Sterile/Cann W/Pin
1952-50-000          M.Kurosaka (TM) Fixation Screw 7x20 Sterile/Cann W/Pin
1952-52-000          M.Kurosaka (TM) Fixation Screw 7x25 Sterile/Cann W/Pin
1952-54-000          M.Kurosaka (TM) Fixation Screw 7x30 Sterile/Cann W/Pin
1952-56-000          M.Kurosaka (TM) Fixation Screw 7x35 Sterile/Cann W/Pin
1952-58-000          M.Kurosaka (TM) Fixation Screw 7x40 Sterile/Cann W/Pin
1952-02-000          M.Kurosaka (TM) Fixation Screw 7x20 Sterile/Non-Cann
1952-04-000          M.Kurosaka (TM) Fixation Screw 7x25 Sterile/Non-Cann
1952-06-000          M.Kurosaka (TM) Fixation Screw 7x30 Sterile/Non-Cann
1952-07-000          M.Kurosaka (TM) Fixation Screw 7x35 Sterile/Non-Cann
1952-08-000          M.Kurosaka (TM) Fixation Screw 7x40 Sterile/Non-Cann
1952-10-000          M.Kurosaka (TM) Fixation Screw 9x20 Sterile/Non-Cann
1952-14-000          M.Kurosaka (TM) Fixation Screw 9x25 Sterile/Non-Cann                    *
1952-18-000          M.Kurosaka (TM) Fixation Screw 9x30 Sterile/Non-Cann
1952-20-000          M.Kurosaka (TM) Fixation Screw 9x35 Sterile/Non-Cann
1952-22-000          M.Kurosaka (TM) Fixation Screw 9x40 Sterile/Non-Cann
1952-62-000          M.Kurosaka (TM) Extremity Fixation Screw 5.5x25 Sterile
1952-64-000          M.Kurosaka (TM) Extremity Fixation Screw 5.5x30 Sterile
1953-40-000          M.Kurosaka (TM) Fixation Screw 9x20 Non-Sterile/Cann W/Pin
1953-42-000          M.Kurosaka (TM) Fixation Screw 9x25 Non-Sterile/Cann W/Pin
1953-44-000          M.Kurosaka (TM) Fixation Screw 9x30 Non-Sterile/Cann W/Pin
1953-46-000          M.Kurosaka (TM) Fixation Screw 9x35 Non-Sterile/Cann W/Pin
1953-48-000          M.Kurosaka (TM) Fixation Screw 9x40 Non-Sterile/Cann W/Pin
1953-50-000          M.Kurosaka (TM) Fixation Screw 7x20 Non-Sterile/Cann W/Pin
1953-52-000          M.Kurosaka (TM) Fixation Screw 7x25 Non-Sterile/Cann W/Pin
1953-54-000          M.Kurosaka (TM) Fixation Screw 7x30 Non-Sterile/Cann W/Pin
1953-56-000          M.Kurosaka (TM) Fixation Screw 7x35 Non-Sterile/Cann W/Pin
1953-58-000          M.Kurosaka (TM) Fixation Screw 7x40 Non-Sterile/Cann W/Pin
1953-02-000          M.Kurosaka (TM) Fixation Screw 7x20 Non-Sterile/Non-Cann
1953-04-000          M.Kurosaka (TM) Fixation Screw 7x25 Non-Sterile/Non-Cann
1953-06-000          M.Kurosaka (TM) Fixation Screw 7x30 Non-Sterile/Non-Cann
1953-07-000          M.Kurosaka (TM) Fixation Screw 7x35 Non-Sterile/Non-Cann

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

----------------------------------------------------------------------------------------------
      M. KUROSAKA INTERFERNCE SCREW / M. KUROSAKA ADVANTAGE FIXATION SCREW
                                  (Continued)
CATALOG NO.            DESCRIPTION                                                  PRICE
----------------------------------------------------------------------------------------------
1953-74-000            Advantage (TM) Screw/Cann/Non-Sterile 7x40
1953-75-000            Advantage (TM) Screw/Cann/Non-Sterile 9x20
1953-76-000            Advantage (TM) Screw/Cann/Non-Sterile 9x25
1953-77-000            Advantage (TM) Screw/Cann/Non-Sterile 9x30
1953-78-000            Advantage (TM) Screw/Cann/Non-Sterile 9x35
1953-79-000            Advantage (TM) Screw/Cann/Non-Sterile 9x40
1953-80-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 7x20
1953-81-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 7x25              *
1953-82-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 7x30
1953-83-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 7x35
1953-84-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 7x40
1953-85-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 9x20
1953-86-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 9x25
1953-87-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 9x30
1953-88-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 9x35
1953-89-000            Advantage (TM) Screw/Non-Cann/Non-Sterile 9x40

----------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.


-----------------------------------------------------------------------------------------------------
       M. KUROSAKA INTERFERENCE SCREW / M. KUROSAKA ADVANTAGE FIXATION SCREW
                                  (Continued)
CATALOG NO.     DESCRIPTION                                                                 PRICE
-----------------------------------------------------------------------------------------------------
1953-08-000     M. Kurosaka (TM) Fixation Screw 7x40 Non-Sterile/Non-Cann
1953-10-000     M. Kurosaka (TM) Fixation Screw 9x20 Non-Sterile/Non-Cann
1953-14-000     M. Kurosaka (TM) Fixation Screw 9x25 Non-Sterile/Non-Cann
1953-18-000     M. Kurosaka (TM) Fixation Screw 9x30 Non-Sterile/Non-Cann
1953-20-000     M. Kurosaka (TM) Fixation Screw 9x35 Non-Sterile/Non-Cann
1953-22-000     M. Kurosaka (TM) Fixation Screw 9x40 Non-Sterile/Non-Cann
1953-62-000     M. Kurosaka (TM) Extremity Fixation Screw 5.5X25 Non-Sterile
1953-64-000     M. Kurosaka (TM) Extremity Fixation Screw 5.5X30 Non-Sterile
1952-67-000     Advantage (TM) Screw/Cann/Sterile 7X15
1952-69-000     Advantage (TM) Screw/Cann/Sterile 9X15
1952-70-000     Advantage (TM) Screw/Cann/Sterile 7X20
1952-71-000     Advantage (TM) Screw/Cann/Sterile 7X25
1952-72-000     Advantage (TM) Screw/Cann/Sterile 7X30
1952-73-000     Advantage (TM) Screw/Cann/Sterile 7X35
1952-74-000     Advantage (TM) Screw/Cann/Sterile 7X40
1952-75-000     Advantage (TM) Screw/Cann/Sterile 9X20
1952-76-000     Advantage (TM) Screw/Cann/Sterile 9X25
1952-77-000     Advantage (TM) Screw/Cann/Sterile 9X30                                           *
1952-78-000     Advantage (TM) Screw/Cann/Sterile 9X35
1952-79-000     Advantage (TM) Screw/Cann/Sterile 9X40
1952-80-000     Advantage (TM) Screw/Non-Cann/Sterile 7X20
1952-81-000     Advantage (TM) Screw/Non-Cann/Sterile 7X25
1952-82-000     Advantage (TM) Screw/Non-Cann/Sterile 7X30
1952-83-000     Advantage (TM) Screw/Non-Cann/Sterile 7X35
1953-84-000     Advantage (TM) Screw/Non-Cann/Sterile 7X40
1952-85-000     Advantage (TM) Screw/Non-Cann/Sterile 9X20
1952-86-000     Advantage (TM) Screw/Non-Cann/Sterile 9X25
1952-87-000     Advantage (TM) Screw/Non-Cann/Sterile 9X30
1952-88-000     Advantage (TM) Screw/Non-Cann/Sterile 9X35
1952-89-000     Advantage (TM) Screw/Non-Cann/Sterile 9X40
1953-67-000     Advantage (TM) Screw/Cann/Non-Sterile 7X15
1953-69-000     Advantage (TM) Screw/Cann/Non-Sterile 9X15
1953-70-000     Advantage (TM) Screw/Cann/Non-Sterile 7X20
1953-71-000     Advantage (TM) Screw/Cann/Non-Sterile 7X25
1953-72-000     Advantage (TM) Screw/Cann/Non-Sterile 7X30
1953-73-000     Advantage (TM) Screw/Cann/Non-Sterile 7X35
-----------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------------------------------------------
                                    DURA-KOLD ICE WRAPS

CATALOG NO.           DESCRIPTION                                   U/M                        PRICE
-------------------------------------------------------------------------------------------------------------
3650-00-000           DURA-KOLD Collar Univ                         EA

3651-00-000           DURA-KOLD Neck Wrap Univ                      EA

3652-00-000           DURA-KOLD Dental/TMJ Univ                     EA

3653-00-000           DURA-KOLD Shoulder Reg Univ                   EA
3653-00-600           DURA-KOLD Shoulder/Hip Reg W/L                EA
3653-08-000           DURA-KOLD Shoulder/Hip Wrap, Sm               EA
3653-08-000           DURA-KOLD Shoulder/Hip Sm W/L                 EA

3654-00-000           DURA-KOLD Shoulder W/Rotr Cuff Univ           EA
3654-00-000           DURA-KOLD Shoulder W/Rotr Cuff W/L            EA

3655-00-000           DURA-KOLD Back Wrap                           EA
3655-00-600           DURA-KOLD Back Wrap W/L                       EA

3656-10-000           DURA-KOLD Pack 9 x 11                         EA                             *
3656-12-000           DURA-KOLD Pack (Solid) 9 x 11                 EA
3656-14-000           DURA-KOLD Pack 11 x 14                        EA
3656-16-000           DURA-KOLD Pack (Solid) 11 x 14                EA

3657-00-000           DURA-KOLD Wrist & Elbow Univ                  EA
3657-00-600           DURA-KOLD Wrist & Elbow Wrap W/L              EA

3658-00-000           DURA-KOLD Groin Univ                          EA

3659-00-000           DURA-KOLD Cpm Knee Wrap Univ                  EA
3659-00-000           DURA-KOLD Cpm Knee Wrap W/L                   EA

3660-10-000           DURA-KOLD Arthro Knee Wrap Std                EA
3660-10-600           DURA-KOLD Arthro Knee Wrap Std W/L            EA
3660-12-000           DURA-KOLD Arthro Knee Wrap Lg                 EA
3660-12-600           DURA-KOLD Arthro Knee Wrap Lg W/L             EA
3660-14-000           DURA-KOLD Arthro Knee Wrap X-Lg               EA
3660-14-600           DURA-KOLD Arthro Knee Wrap X-Lg W/L           EA

--------------------------------------------------------------------------------------------------------------

*Confidential portions ommitted and filed separately with the Commission.

--------------------------------------------------------------------------------
    M. KUROSAKA  INTERFERENCE SCREW / M. KUROSAKA ADVANTAGE FIXATION SCREW
                                  (Continued)
CATALOG NO.    DESCRIPTION                                               PRICE
--------------------------------------------------------------------------------
1953-74-000    Advantage (TM) Screw/Cann/Non-Sterile 7x40
1953-75-000    Advantage (TM) Screw/Cann/Non-Sterile 9x20
1953-76-000    Advantage (TM) Screw/Cann/Non-Sterile 9x25
1953-77-000    Advantage (TM) Screw/Cann/Non-Sterile 9x30
1953-78-000    Advantage (TM) Screw/Cann/Non-Sterile 9x35
1953-79-000    Advantage (TM) Screw/Cann/Non-Sterile 9x40
1953-80-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 7x20
1953-81-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 7x25
1953-82-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 7x30              *
1953-83-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 7x35
1953-84-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 7x40
1953-85-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 9x20
1953-86-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 9x25
1953-87-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 9x30
1953-88-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 9x35
1953-89-000    Advantage (TM) Screw/Non-Cann/Non-Sterile 9x40
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------------------------------------
                                         DURA-KOLD ICE WRAPS
                                            (Continued)

CATALOG NO.            DESCRIPTION                                           U/M              PRICE
----------------------------------------------------------------------------------------------------------
3662-12-000            DURA-KOLD Leg & Arm Wrap Med                          EA
3662-12-600            DURA-KOLD Leg & Arm Wrap Med W/L                      EA
3662-16-000            DURA-KOLD Leg & Arm Wrap X-Lg                         EA

3663-10-000            DURA-KOLD Foot & Ankle Wrap Std                       EA
3663-10-600            DURA-KOLD Foot & Ankle Wrap Std W/L                   EA

3664-00-000            DURA-KOLD Vest Univ                                   EA

3665-00-000            DURA-KOLD Ouch Pouch Univ                             EA

3666-10-000            DURA-KOLD Insulated Bag Sm                            EA                  *
3666-12-000            DURA-KOLD Insulated Bag Lg                            EA

3667-00-000            DURA-KOLD Surgical Foot Wrap                          EA
3667-00-600            DURA-KOLD Surgical Foot Wrap W/L                      EA

3675-00-000            DURA-KOLD Consumer Wrap 5 x 15                        EA

3676-00-000            DURA-KOLD Consumer Wrap 8 x 22                        EA

3680-02-000            DURA-KOLD Surgical Knee Siv W/2 Ice Insr              EA
3680-04-000            DURA-KOLD Surgical Knee Siv W/4 Ice Insr              EA
3680-20-000            DURA-KOLD Removable Ice Insr 24/Pkg                   PK

----------------------------------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

DEPUY/R/            DEPUY INC                     DEPUY INTERNATIONAL LTD
                    PO Box 988                    St Anthony's Road
                    700 Orthopaedic Drive         Leeds LS11 8DT
                    Warsaw, IN 46581 0988         England
                    USA                           Telephone: +44(113)270 0461
                    Tel: 1 800 366 8143           Fax: +44(113)270 0239

P.O. BOX 550 NASHVILLE, TN  37202-0550
---------------------------------------------------------------                                            TERMS AND CONDITIONS
                                   ____________________________                                             [ILLEGIBLE
BILL TO COLUMBIA HEALTHCARE CORP.  DEPARTMENT NAME                                                          FINE PRINT]
CORPORATE ACCOUNTING
ONE PARK PLAZA                     ____________________________
P.O. BOX 550                       REQUESTED BY      Phone Ext.
NASHVILLE, TN 37202-0550
                                   ____________________________
                                   LOCATION             FOR ID#

                                   HUM/      5/15       CHARGE ACCT#

VENDOR                             WTS/      ISB/       SPECIAL INSTRUCTIONS

                                                                 ____________________________________________
                                                                 DEPT. HEAD APPROVAL              DATE
                                         DATE SHIPPED    TERM          FOB                    VENDOR NO.

=====================================================================================================================
LINE          ITEM NO.                   QUAN.      U/M      VENDOR CAT NO. DESCRIPTION    TAX   UNIT   EXT. AMOUNT
                                                                                                 PRICE
=====================================================================================================================





























                                                            VENDOR COPY
                                                       FOR OFFICIAL USE ONLY
It is understood that the prices offered to     -------------------------------
Buyer or its affiliates are the lowest prices   Name of Individual Authorized to
offered to anyone based on purchase volumes     Purchase (Type or Print)


                                                --------------------------------
                                                Signature of Individual
                                                Authorized to Purchase

                                  EXHIBIT "C"
                                  -----------

                                COLUMBIA / HCA
                              MEMBERSHIP LISTING

                         Sorted Alphabetical by State

                                ------------------------------------------------
                                 LEGEND
                                  - Acute      -  Acute Care/Med Surg facilities
                                  - Alt Site   -  Alternate Site facilities
                                  - Affl       -  Affiliated facilities
                                  - Psy        -  Psychiatric facilities
                                ------------------------------------------------


GROUP    STATE TYPE           FACILITY                                ADDRESS
-----------------------------------------------------------------------------------------------------------
COLHCA    AK   ACUTE   ALASKA REG HOSPITAL                2801 DEBARR ROAD
HTI       AL   ACUTE   ANDALUSIA HOSPITAL                 849 S. THREE NOTCH ST, P.O. BOX 760
HTI       AL   ACUTE   CRESTWOOD                          ONE HOSPITAL DRIVE
COLHCA    AL   ACUTE   EAST MONTGOMERY MED CTR            400 TAYLOR RD, P.O. BOX 241267
COLHCA    AL   ACUTE   FLORENCE HOSPITAL                  2111 CLOYD BLVD
HTI       AL   ACUTE   FOUR RIVERS MEDICAL CENTER         1015 MEDICAL CENTER PKWY.
COLHCA    AL   ACUTE   MEDICAL CENTER SHOALS              201 AVALON AVENUE, P.O. BOX 3359
COLHCA    AL   ACUTE   MONTGOMERY REG MED CTR             301 SOUTH RIPLEY STREET
COLHCA    AL   ACUTE   NORTHWEST MED CTR                  715 HYW 43 NE, P.O. BOX 1089
HTI       AR   ACUTE   DeQUEEN REGIONAL MEDICAL CTR       1300 HWY 70 WEST
COLHCA    AR   ACUTE   DOCTORS - LITTLE ROCK              6101 WEST CAPITAL AVENUE
HTI       AR   ACUTE   MEDICAL PARK HOSPITAL              2001 SOUTH MAIN STREET
HTI       AZ   ACUTE   EL DORADO                          1400 N WILMOT
COLHCA    AZ   ACUTE   HEALTHWEST REG MED CTR             1947 EAST THOMAS ROAD
HTI       AZ   ACUTE   NORTHWEST HOSPITAL                 6200 N LA CHOLLA BLVD
COLHCA    AZ   ACUTE   PARADISE VALLEY HOSPITAL           3929 EAST BELL ROAD, P.O. BOX 31370
HTI       CA   ACUTE   CHINO VALLEY MEDICAL CENTER        5451 WALNUT AVENUE
HTI       CA   ACUTE   HEALDSBURG GENERAL HOSPITAL        1375 UNIVERSITY AVENUE
COLHCA    CA   ACUTE   HUNTINGTON BEACH MED CTR           17772 BEACH BLVD
COLHCA    CA   ACUTE   LOS ROBLES REG MED CTR             215 W. JANSS ROAD, P.O. BOX 5086
HTI       CA   ACUTE   MISSION BAY MEMORIAL HOSP.         3080 BUNKER HILL STREET
HTI       CA   ACUTE   PALM DRIVE                         501 PETALUMA AVE.
COLHCA    CA   ACUTE   SAN LEANDRO HOSPITAL               13855 EAST 14TH STREET
COLHCA    CA   ACUTE   WEST ANEHEIM MED CTR               3053 WEST ORANGE AVENUE
COLHCA    CA   ACUTE   WEST HILLS REG MED CTR             7300 MEDICAL CENTER DRIVE
HTI       CA   ACUTE   WEST SIDE HOSPITAL                 910 SOUTH FAIRFAX AVENUE
COLHCA    CO   ACUTE   AURORA REG MED CTR                 1501 POTOMAC ST., P.O. BOX 47000
COLHCA    CO   ACUTE   NORTH SUBURBAN MED CTR             9191 GRANT ST, P.O. BOX 291200
COLHCA    FL   ACUTE   AVENTURA HOSPITAL & MED CTR        20900 BISCAYNE BLVD
COLHCA    FL   ACUTE   BAYONET POINT/HUDSON MED CTR       14000 FIVAY ROAD
COLHCA    FL   ACUTE   BRANDON HOSPITAL                   119 OAKFIELD DRIVE
COLHCA    FL   ACUTE   CEDARS MED CTR                     1400 NW 12TH AVENUE
HTI       FL   ACUTE   CLEARWATER COMMUNITY HOSP.         1521 EAST DRUID ROAD
COLHCA    FL   ACUTE   COLUMBIA PARK MED CTR              818 SOUTH MAIN LANE
COLHCA    FL   ACUTE   DADE CITY HOSPITAL                 13100 FT. KING ROAD
COLHCA    FL   ACUTE   DAYTONA MED CTR                    400 N. CLYDE MORRIS BLVD, P.O. BOX 9000
COLHCA    FL   ACUTE   DEERING HOSPITAL                   9333 SW 152nd STREET
COLHCA    FL   ACUTE   DOCTORS HOSP OF SARASOTA           2750 BAHIA VISTA STREET
HTI       FL   ACUTE   EAST POINTE HOSPITAL               1500 LEE BLVD
HTI       FL   ACUTE   EDWARD WHITE MEMORIAL              2323 9TH AVENUE N
COLHCA    FL   ACUTE   ENGLEWOOD COMMUNITY HOSP           700 MEDICAL BLVD
COLHCA    FL   ACUTE   FAWCETT MEMORIAL HOSPITAL          21298 OLEAN BLVD
COLHCA    FL   ACUTE   FORT WALTON BEACH MED              1000 MAR-WALT DRIVE
COLHCA    FL   ACUTE   GULF COAST HOSPITAL                449 WEST 23RD ST, P.O. BOX 15309

                                         FACILITY  BED     MAIN
GROUP    CITY                ZIP            #      CNT    PHONE #
-------------------------------------------------------------
COLHCA   ANCHORAGE           99508          30201   238   907-276-1131
HTI      ANDALUSIA           36340            339    77   205-222-8466
HTI      HUNTSVILLE          35801             13   120   205-882-3100
COLHCA   MONTGOMERY          36124-1767     30121   150   205-277-8330
COLHCA   FLORENCE            33650          30104   155   205-767-8700
HTI      SELMA               36701             46   214   205-672-8461
COLHCA   MUSCLE SHOALS       35662          30108   128   205-386-1600
COLHCA   MONTGOMERY          36104          30134   250   205-269-8000
COLHCA   RUSSELLVILLE        35653          30110   100   205-552-1011
HTI      DEQUEEN             71832            321   122   501-584-4111
COLHCA   LITTLE ROCK         72205-9940     30401   341   501-661-4000
HTI      HOPE                71801          71801    75   501-777-2323
HTI      TUCSON              85712            116   166   602-886-6361
COLHCA   PHOENIX             85016          30301   301   602-241-7600
HTI      TUCSON              85741            694   150   602-742-9000
COLHCA   PHOENIX             85046          30306   140   602-867-1881
HTI      CHINO               91710            421   118   909-464-8600
HTI      HEALDSBURG          95488           6171    49   707-431-6500
COLHCA   HUNTINGTON BEACH    92547          30507   155   714-842-1475
COLHCA   THOUSAND OAKS       91359-5086     30555   204   805-497-2727
HTI      SAN DIEGO           92109           6174   150   619-274-7721
HTI      SEBASTOBOL          95472             45    56   702-823-8511
COLHCA   SAN LEANDRO         94578          30512   136   510-357-6500
COLHCA   ANAHEIM             92804          30502   243   714-827-3000
COLHCA   CONOOGA PARK        91307          30504   236   818-712-4110
HTI      LOS ANGELES         90036           6163    91   213-938-3431
COLHCA   AURORA              80047          30501   200   308-695-2600
COLHCA   THORNTON            80229          30505   200   308-451-7800
COLHCA   AVENTURA            33180          30920   458   305-932-0250
COLHCA   HUDSON              34667          30951   256   813-863-2411
COLHCA   BRANDON             33511          30917   250   813-681-5551
COLHCA   MIAMI               33162          35932   885   305-325-5511
HTI      CLEARWATER          34616           6198   120   813-447-4571
COLHCA   ORLANDO             32501          30905   267   407-649-6111
COLHCA   DADE CITY           33525          30907   120   904-567-6726
COLHCA   DAYTONA BEACH       32120          30912   214   904-239-5000
COLHCA   MIAMI               32157          35957   260   305-251-2500
COLHCA   SARASOTA            34239          30961   168   813-366-1411
HTI      LEHIGH ACRES        33936            408    88   813-369-2101
HTI      ST. PETERSBURG      33713            367   167   813-323-1111
COLHCA   ENGLEWOOD           34273-3978     35952   100   813-475-6571
COLHCA   FORT CHARLOTTE      33952          35953   254   813-629-1181
COLHCA   FT. WALTON BEACH    32547          30909   247   904-862-1111
COLHCA   PANAMA CITY         32406-5309     30930   176   904-769-8341

                                ================================================
                                 LEGEND
      COLUMBIA/HCA                - Acute      -  Acute Care/Med Surg facilities
    MEMBERSHIP LISTING            - Alt Site   -  Alternate Site facilities
                                  - Affl       -  Affiliated facilities
Sorted Alphabetical by State      - Psy        -  Psychiatric facilities
                                 ===============================================

GROUP     STATE   TYPE              FACILITY                             ADDRESS                    CITY               ZIP

================================================================================================================================
COLHCA   FL   ACUTE  GULF COAST HOSPITAL                 13681 DOCTOR'S WAY                         FORT MYERS       33912-XXXX
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HAMILTON COUNTY MEMORIAL            506 N.W. 4th ST., P.O. BOX 1300            JASPER           32052
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HARBOUR SHORES HOSPITAL             1860 N. LAWNWOOD CIRCLE, P.O. BOX 1540     PORT PIERCE      34590
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  CENTRAL FLORIDA REGIONAL HOSP       1401 W. SEMINOLE BLVD.                     SANFORD          32771
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  KENDALL REG MED CTR                 11750 BIRD ROAD                            MIAMI            33175-3530
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  LAKE CITY MEDICAL CENTER            1701 WEST DUVAL STREET                     LAKE CITY        32055
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LARGO MED CTR                       201 - 14th STREET, SW., P.O. BOX 2905      LARGO            34649-2905
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LAWNWOOD REG MED CTR                1700 SOUTH 23rd ST., P.O. BOX 188          FORT PIERCE      34950-0188
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  L.W. BLAKE HOSPITAL                 2020 - 59th STREET WEST, P.O. BOX 25004    BRADENTON        34205
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MARION COMMUNITY HOSP               1431 SW FIRST AVE, P.O. BOX 2200           OCALA            32671-4338
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MED CTR of PORT ST. LUCIE           1800 S.E. TIFFANY AVE.                     PORT ST. LUCIE   34952
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MEMORIAL MED CTR                    3625 UNIVERSITY BLVD. SO., P.O. BOX 16325  JACKSONVILLE     32216
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE NORTH         250 - 63rd STREET                          MIAMI BEACH      33141
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE SOUTH         4701 MERIDIAN AVENUE                       MIAMI BEACH      33140
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NEW PART RICHEY HOSPITAL            5637 MARINE PKWY,. P.O. BOX 996            NEW PORT RICHEY  34656
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTH FLORIDA REG MED               6500 NEWBERRY ROAD, P.O. BOX 137006        GAINESVILLE      32614-7005
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  NORTH OKALOOSA MED CTR              151 REDSTONE AVE.                          CRESTVIEW        32536
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHSIDE HOSPITAL                  6000 - 49th STREET NORTH                   ST. PETERSBURG   33709
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHWEST REG HOSP                  2801 N. STATE ROAD 7, P.O. BOX 639002      MARGATE          33063-9002
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OAK HILL HOSPITAL                   11375 CORTEZ BLVD., P.O. BOX 5300          SPRING HILL      34605
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ORANGE PARK MED CTR                 2001 KINGSLEY AVE. P.O. BOX 2000           ORANGE PARK      32067
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OSCEOLA REG HOSPITAL                700 WEST OAK STREET                        KISSIMMEE        32741
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PALM BEACHES MED CTR                2201 - 45th STREET                         WEST PALM BEACH  33407
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALM BEACH REGIONAL                 2829 10TH AVENUE NORTH                     LAKE WORTH       33461
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALMS WEST                          13001 STATE ROAD 80                        LOXAHATCHEE      33470
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PEMBROKE PINES HOSPITAL             2301 UNIVERSITY DRIVE                      PEMBROKE PINES   33024
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  PLANTATION GENERAL                  401 N.W. 42ND AVENUE                       PLANTATION       33317
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  POMPANO BEACH MED CTR               800 S.W. THIRD STREET                      POMPANO BEACH    33060
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PUTNAM COMMUNITY HOSP               HWY 20 WEST., P.O. BOX 778                 PALATKA          32178-0778
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  RAULERSON HOSPITAL                  1796 HWY 441 N., P.O. BOX 1307             OKEECHOBEE       34973-1307
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  SANTA ROSA MEDICAL CENTER           1450 BERRY HILL ROAD                       MILTON           32570
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH BAY                           4016 STATE ROAD 674                        SUN CITY CENTER  33570
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH SEMINOLE                      555 WEST STATE ROAD 434                    LONGWOOD         32750
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SOUTHWEST FLORIDA REGIONAL          2727 WINKLER AVENUE                        FORT MEYERS      33176
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SPECIALTY HOSP. OF JACKSONVILLE     4901 RICHARD STREET                        JACKSONVILLE     32207
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ST. PETERSBURG GENERAL HOSP         6500 - 38TH AVE NORTH, P.O. BOX 13096      ST. PETERSBURG   33710
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TALLAHASSEE COMMUNITY HOSP          2626 CAPITAL MEDICAL BLVD.                 TALLAHASSEE      32308-4402
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TWIN CITIES HOSPITAL                2190 HWY 85 N, P.O. BOX 3X64               NICEVILLE        32578-3164
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  UNIVERSITY HOSPITAL                 7201 N UNIVERSITY DRIVE                    TAMARAC          33321
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST FLORIDA REG MED CTR            8383 NORTH DAVIS HWY, P.O. BOX 18900       PENSACOLA        32523-8900
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST SIDE REG MED CTR               8201 WEST BROWARD BLVD.                    PLANTATION       33324
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WINTER PARK MEMORIAL HOSP           200 NORTH LAKEMONT AVE.                    WINTER PARK      32792
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  AUGUSTA REG MED CTR                 3651 WHEELER ROAD                          AUGUSTA          3XXXX
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  BARROW MEDICAL CENTER               316 NORTH BROAD ST., P.O. BOX 768          WINDER           30X80
--------------------------------------------------------------------------------------------------------------------------------

                                                        FACILITY  BED        MAIN
GROUP     STATE   TYPE              FACILITY               #      CNT       PHONE #

=======================================================================================

COLHCA   FL   ACUTE  GOLF COAST HOSPITAL                 35954    120   813-768-5000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HAMILTON COUNTY MEMORIAL            36993     42   904-792-2101
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HARBOUR SHORES HOSPITAL             30X59     60   407-466-1500
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  CENTRAL FLORIDA REGIONAL HOSP       30X53    226   407-321-4500
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  KENDALL REG MED CTR                 35941    412   305-223-3000
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  LAKE CITY MEDICAL CENTER            6210      75   904-752-2922
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LARGO MED CTR                       30936    256   813-586-1411
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LAWNWOOD REG MED CTR                30X32    335   407-461-4000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  L.W. BLAKE HOSPITAL                 30X49    383   813-792-6611
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MARION COMMUNITY HOSP               30927    190   904-732-2700
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MED CTR of PORT ST. LUCIE           30X96    150   407-335-4000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MEMORIAL MED CTR                    36957    473   904-399-6111
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE NORTH         3592X    273   305-672-1111
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE SOUTH         35930    531   305-672-1111
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NEW PART RICHEY HOSPITAL            30941    414   813-848-1733
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTH FLORIDA REG MED               30918    267   904-333-4000
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  NORTH OKALOOSA MED CTR                165    110   904-689-X100
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHSIDE HOSPITAL                  30X50    301   813-521-4411
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHWEST REG HOSP                  30995    150   305-974-0X00
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OAK HILL HOSPITAL                   30997    150   904-596-6632
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ORANGE PARK MED CTR                 30913    224   908-276-8500
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OSCEOLA REG HOSPITAL                30902    169   407-846-2X66
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PALM BEACHES MED CTR                30923    250   407-842-6141
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALM BEACH REGIONAL                   345    200   407-967-7800
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALMS WEST                            477    107   407-796-3X00
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PEMBROKE PINES HOSPITAL             35912    304   305-962-9650
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  PLANTATION GENERAL                     56    264   305-587-5010
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  POMPAND BEACH MED CTR               30921    273   305-782-2000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PUTNAM COMMUNITY HOSP               30929    161   904-328-5711
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  RAULERSON HOSPITAL                  30X33    101   813-763-2151
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  SANTA ROSA MEDICAL CENTER             337    153   904-626-7762
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH BAY                             642    112   813-634-3301
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH SEMINOLE                        644    12X   407-767-1200
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SOUTHWEST FLORIDA REGIONAL          35955    400   813-939-1147
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SPECIALTY HOSP. OF JACKSONVILLE     36956    107   904-737-3120
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ST. PETERSBURG GENERAL HOSP         30X01    219   813-384-1414
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TAILAHASSEE COMMUNITY HOSP          30X54    180   904-656-5000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TWIN CITIES HOSPITAL                30948     75   904-678-4131
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  UNIVERSITY HOSPITAL                 35940    269   305-721-2200
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST FLORIDA REG MED CTR            30XXX    547   904-494-4000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST SIDE REG MED CTR               30XXX    204   305-473-6600
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WINTER PARK MEMORIAL HOSP           35977    339   407-646-7000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  AUGUSTA REG MED CTR                 31008    374   706-863-3232
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  BARROW MEDICAL CENTER                6200     60   401-867-3400
---------------------------------------------------------------------------------------

                                    ===========================================
                                                    LEGEND
          COLUMBIA / HCA             - Acute    - Acute Care/Med Surg facilities
        MEMBERSHIP  LISTING          - Alt Site - Alternate Site facilities
                                     - Affl     - Affiliated facilities
   Sorted Alphabetical by State      - Psy      - Psychiatric facilities
                                     ===========================================

GROUP     STATE   TYPE              FACILITY                             ADDRESS                    CITY            ZIP
=================================================================================================================================
COLHCA     GA      ACUTE CARTERSVILLE MED CTR             960 JOE FRANK HARRIS PKWY,P.O. BOX 200008 CARTERSVILLE
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE COLISEUM MED CTR                  350 HOSPITAL DRIVE                        MACON           31213
---------------------------------------------------------------------------------------------------------------------------------
HTI        GA      ACUTE DOCTORS - COLUMBUS               616 19TH STREET                           COLUMBUS        31902
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE DUNWOODY MED CTR                 4575 N SHALLOWFORD ROAD                   ATLANTA         30838
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE EASTSIDE MED CTR                 1700 MEDICAL WAY, P.O. BOX 587            SNELLVILLE      30278
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE FAIRVIEW PARK HOSPITAL           200 INDUSTRIAL BLVD, P.O. BOX 1408        DUBLIN          31040-1405
---------------------------------------------------------------------------------------------------------------------------------
HTI        GA      ACUTE LANIER PARK REGIONAL HOSP        675 WHITE SULPHER ROAD                    GAINSVILLE      30501
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE METROPOLITAN HOSPITAL            3223 HOWELL MILL ROAD, N.W.               ATLANTA         30827
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE NORTHLAKE REG MED CTR            1455 MONTREAL ROAD                        ATLANTA         30085
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PALMYRA MED CTRS                 2000 PALMYRA ROAD, P.O. BOX 1908          ALBANY          31708-1908
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PARKWAY MED CTR                  1000 THORNTON ROAD, P.O. BOX 570          LITHIA SPRINGS  30057
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PEACHTREE RED HOSPITAL           60 HOSPITAL ROAD                          NEWNAN          30263
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE REDMOND REG MED CTR              501 REDMOND RD, P.O. BOX 107001           ROME            30164-7001
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE WEST PACES MED CTR               3200 HOWELL MILL ROAD, NW                 ATLANTA         30127-4101
---------------------------------------------------------------------------------------------------------------------------------
HTI        ID      ACUTE EASTERN IDAHO REGIONAL           3100 CHANNING WAY                         IDAHO FALLS     83404
---------------------------------------------------------------------------------------------------------------------------------
HTI        ID      ACUTE WEST VALLEY MED CTR              1717 ARLINGTON AVE.                       CALDWELL        8360X-4864
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE GRANT HOSPITAL of CHICAGO        550 WEST WEBSTER                          CHICAGO         60614
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE HOFFMAN ESTATES MED CTR          1555 N BARRINGTON ROAD                    HOFFMAN ESTATES 60194
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE MICHAEL REESE HOSP & MED CTR     2029 S ELLIS STREET                       CHICAGO         60616
---------------------------------------------------------------------------------------------------------------------------------
HTI        IN      ACUTE TERREHAUTE                       601 HOSPITAL LANE                         TERREHAUTE      47X02
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IN      ACUTE THE WOMEN'S HOSP - INDIANAPOLIS  8111 TOWNSHIP LINE RD, P.O. BOX 80430     INDIANAPOLIS    46260
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE OVERLAND PARK REG MED CTR        10500 QUIVIRA ROAD                        OVERLAND PARK   66215
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESLEY MED CTR                   550 N HILLSIDE AVE, P.O. BOX 47930        WICHITA         67201-7930
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESTERN PLAINS REG HOSPITAL      3001 AVENUE A. P.O. BOX 1478              DODGE CITY      67X01
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE AUDUBON REG MED CTR              ONE AUDUBON PLAZA DRIVE                   LOUISVILLE      40217
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BLUEGRASS REG MED CTR            299 KING'S DAUGHTERS DRIVE                FRANKFORT       40601
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE BOURBON GENERAL                  #9 LINVILLE DRIVE                         PARIS           40861
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BROWN CANCER CTR                 529 S. JACKSON STREET                     LOUISVILLE      40202
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE GREENVIEW HOSPITAL               1801 ASHLEY CIRCLE, P.O. BOX 90024        BOWLING GREEN   42101-9024
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE LAKE CUMBERLAND REG HOSPITAL     305 LANGDON STREET, P.O. BOX 620          SOMERSET        42501
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE LOGAN MEMORIAL                   1625 S. NASHVILLE ROAD                    RUSSELVILLE     42276
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE MEADOWVIEW REGIONAL              989 WEST HWY 10                           MAYSVILLE       41056
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE PINELAKE MED CTR                 1099 MEDICAL CENTER CIRCLE                MAYFIELD        42066
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE SCOTT GENERAL                    1140 LEXINGTON ROAD                       GEORGETOWN      40824
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SOUTHWEST HOSPITAL               9820 THIRD STREET ROAD                    LOUISVILLE      40272
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE SPRING VIEW                      3201 LORRETTA ROAD                        LEBANON         42066
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SUBURBAN MED CTR                 4001 DUTCHMANS LANE                       LOUISVILLE      40207
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE UNIVERSITY of LOUISVILLE HOSP    530 S JACKSON STREET                      LOUISVILLE      40202
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE AVOYELLES HOSPITAL               HWY 1191 BLUE TOWN RD, P.O. BOX 255       MARKSVILLE      71351
---------------------------------------------------------------------------------------------------------------------------------
HTI        LA      ACUTE DAUTERIVE                        600 N. LEWIS                              NEW IBERIA      70560
---------------------------------------------------------------------------------------------------------------------------------
HTI        LA      ACUTE DOCTORS HOSP. - OPELOUSAS        5101 HIGHWAY 167 SOUTH                    OPELOUSAS       70570
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE HIGHLAND HOSPITAL                1453 E BERT XXXXX IND LOOP                SHREVEPORT      71105-60XX
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKE AREA MED CTR                4200 NELSON ROAD                          LAKE CHARLES    70605
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKELAND MED CTR                 6000 BULLARD ROAD, P.O. BOX 29487         NEW ORLEANS     70189
---------------------------------------------------------------------------------------------------------------------------------

                                                      FACILITY      BED      MAIN
GROUP     STATE   TYPE              FACILITY              #         CNT     PHONE #
==========================================================================================
COLHCA     GA      ACUTE CARTERSVILLE MED CTR            31035       80  404-382-1530
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE COLISEUM MED CTR                 31051      250  912-745-9461
------------------------------------------------------------------------------------------
HTI        GA      ACUTE DOCTORS - COLUMBUS                353      252  706-571-4262
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE DUNWOODY MED CTR                31024      168  404-454-2000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE EASTSIDE MED CTR                31005      122  404-736-2572
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE FAIRVIEW PARK HOSPITAL          31054      190  912-275-2000
------------------------------------------------------------------------------------------
HTI        GA      ACUTE LANIER PARK REGIONAL HOSP         108      124  404-503-3000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE METROPOLITAN HOSPITAL           31025       64  404-351-0500
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE NORTHLAKE REG MED CTR           31055      120  404-270-3000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PALMYRA MED CTRS                31050      248  912-434-2000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PARKWAY MED CTR                 31053      320  404-732-7650
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PEACHTREE RED HOSPITAL          31002      144  404-253-1912
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE REDMOND REG MED CTR             31052      201  705-291-0291
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE WEST PACES MED CTR              31056      294  404-351-0351
------------------------------------------------------------------------------------------
HTI        ID      ACUTE EASTERN IDAHO REGIONAL            310      246  208-529-6111
------------------------------------------------------------------------------------------
HTI        ID      ACUTE WEST VALLEY MED CTR                92      150  208-459-4641
------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE GRANT HOSPITAL OF CHICAGO       31316      479  312-883-2000
------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE HOFFMAN ESTATES MED CTR         31304      356  708-843-2000
------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE MICHAEL REESE HOSP & MED CTR    31310      955  312-791-2000
------------------------------------------------------------------------------------------
HTI        IN      ACUTE TERREHAUTE                         97      284  812-232-0021
------------------------------------------------------------------------------------------
COLHCA     IN      ACUTE THE WOMEN'S HOSP - INDIANAPOLIS 31402      182  317-875-5994
------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE OVERLAND PARK REG MED CTR       31602      400  913-541-5000
------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESLEY MED CTR                  31608      760  316-688-2468
------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESTERN PLAINS REG HOSPITAL     31601      100  316-225-8400
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE AUDUBON REG MED CTR             31702      480  502-636-7111
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BLUEGRASS REG MED CTR           31768      190  502-875-5240
------------------------------------------------------------------------------------------
HTI        KY      ACUTE BOURBON GENERAL                   319       60  606-987-3600
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BROWN CANCER CTR                31732        0  502-562-3000
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE GREENVIEW HOSPITAL              31767      211  502-793-1000
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE LAKE CUMBERLAND REG HOSPITAL    31709      227  606-679-7441
------------------------------------------------------------------------------------------
HTI        KY      ACUTE LOGAN MEMORIAL                    516      100  502-726-4011
------------------------------------------------------------------------------------------
HTI        KY      ACUTE MEADOWVIEW REGIONAL               595      111  606-759-5311
------------------------------------------------------------------------------------------
HTI        KY      ACUTE PINELAKE MED CTR                   18      116  502-247-4288
------------------------------------------------------------------------------------------
HTI        KY      ACUTE SCOTT GENERAL                     635       75  502-868-1213
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SOUTHWEST HOSPITAL              31713      150  502-933-8100
------------------------------------------------------------------------------------------
HTI        KY      ACUTE SPRING VIEW                       328      113  502-692-5150
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SUBURBAN MED CTR                31701      380  502-893-1000
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE UNIVERSITY OF LOUISVILLE HOSP   31730      404  502-562-5000
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE AVO YELLES HOSPITAL             31801       55  318-253-8611
------------------------------------------------------------------------------------------
HTI        LA      ACUTE DAUTERIVE                         431      105  318-365-7311
------------------------------------------------------------------------------------------
HTI        LA      ACUTE DOCTORS HOSP. - OPELOUSAS       6193       101  318-948-2100
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE HIGHLAND HOSPITAL               31833      126  318-798-4300
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKE AREA MED CTR               31822       80  318-474-6370
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKELAND MED CTR                31817      130  504-241-6335
------------------------------------------------------------------------------------------

                                     ===========================================
                                     LEGEND
          COLUMBIA / HCA             - Acute    - Acute Care/Med Surg facilities
        MEMBERSHIP  LISTING          - Alt Site - Alternate Site facilities
                                     - Affl     - Affiliated facilities
   Sorted Alphabetical by State      - Psy      - Psychiatric facilities
                                     ===========================================

GROUP     STATE  TYPE               FACILITY                             ADDRESS                      CITY            ZIP

==================================================================================================================================

HTI        LA    ACUTE   LAKESIDE                             4700 I-10 SERVICE ROAD                  METAIRIE       70001
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LAKEVIEW MEDICAL CENTER              ONE PARK PLACE                          COVINGTON      70434
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LOUISIANA MATERIALS MANAGEMENT CTR   100 EAST COLEMAN AVENUE                 HAMMOND        70401
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CENTER OF SW LA              2810 AMBASSADOR CAFFERY PKWY.           LAFAYETTE      70506
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CTR BATON ROUGE              17000 MEDICAL CTR DRIVE                 BATON ROUGE    70816
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   NORTH MONROE HOSPITAL                3421 MEDICAL PARK DR., P.O. BOX 7050    MONROE         71211-7050
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   OAKDALE COMMUNITY HOSPITAL           130 N. HOSPITAL DRIVE, P.O. BOX 629     OAKDALE        71463
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   RAPIDES GENERAL HOSPITAL             211 FOURTH STREET, P.O. BOX 30101       ALEXANDRIA     71301
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   RIVER VIEW MEDICAL CENTER            1125 WEST LOUISIANA HIGHWAY 30          GONZALES       70737
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   SAVOY MEDICAL CTR                    801 POINCIANA AVENUE                    MAMOU          70554
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   SPRINGHILL MED CTR                   2001 DOCTORS DRIVE, P.O. BOX 917        SPRINGHILL     71075
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   TULANE UNIVERSITY HOSP & CLINIC      1415 TULANE AVENUE                      NEW ORLEANS    70112
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   VILLE PIATTE MED CTR                 800 E. MAIN STREET, P.O. BOX 349        VILLE PLATTE   70586
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   WINN PARISH MED CTR                  301 BOUNDARY STREET, P.O. BOX 152       WINNFIELD      71483
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   WOMEN'S AND CHILDREN'S HOSP          4600 AMBASSADOR CAFFERY PKWY            LAFAYETTE      70508
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     MO    ACUTE   INDEPENDENCE REG HEALTH CTR          1509 W. TRUMAN ROAD                     INDEPENDENCE   64050
----------------------------------------------------------------------------------------------------------------------------------
HTI        MO    ACUTE   SPRINGFIELD COMMUNITY HOSP           3535 SOUTH NATIONAL AVENUE              SPRINGFIELD    65807
----------------------------------------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   GARDENPARK COMMUNITY HOSP            1520 BROAD AVENUE                       GULFPORT       39501
----------------------------------------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   VICKSBURG                            1111 N. FRONTAGE ROAD                   VICKSBURG      39181
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   BRUNSWICK HOSPITAL                   HIGHWAY 17                              SUPPLY         28462
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   DAVIS COMMUNITY                      OLD MOCKSVILLE ROAD                     STATESVILLE    28677
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   HERITAGE                             111 HOSPITAL DRIVE                      TARBORO        27886
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   HIGHSMITH-RAINEY MEMORIAL HOSP       150 ROBESON STREET                      FAYETTEVILLE   28301-5570
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   PRESBYTERIAN ORTHOPAEDIC             1901 RANDOLPH ROAD                      CHARLOTTE      28207
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   RALEIGH COMMUNITY HOSPITAL           3400 WAKE FOREST ROAD, P.O.BOX 28280    RALEIGH        27611-8250
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PARKLAND MED CTR                     ONE PARKLAND DRIVE                      DERRY          08088
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PORTSMOUTH REG HOSPITAL              343 BORTHWICK AVE., P.O. BOX 7004       PORTSMOUTH     05802-7004
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   GUADALUPE MED CTR                    2430 WEST PIERCE STREET                 CARLSBAD       88220-3597
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   LEA REGIONAL HOSPITAL                5419 N. LOVINGTON HWY., P.O. BOX 3000   HOBBS          88240-3000
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE CHILDREN'S HOSPITAL          3186 MARYLAND PARKWAY                   LAS VEGAS      89109
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE HOSPITAL & MED CTR           3186 MARYLAND PARKWAY                   LAS VEGAS      89109
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   CLAREMORE REGIONAL HOSPITAL          1202 NORTH MUSKOGEE STREET              CLAREMORE      74017
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   DOCTORS MEDICAL CENTER               2323 SOUTH HARVARD                      TULSA          74114
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   EDMOND REGIONAL MED CTR              1 SOUTH BRYANT                          EDMOND         73084
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   PRESBYTERIAN HOSPITAL                700 N.E. 13TH STREET                    OKLAHOMA CITY  73701-5070
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   SOUTHWESTERN MEDICAL CENTER          5602 S.W. LEE BLVD                      LAWTON         73506
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   ST. MARY'S HOSPITAL                  306 SOUTH FIFTH AVE., P.O. BOX 232      ENID           73701-5899
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   WAGONER COMMUNITY                    1200 WEST CHEROKEE                      WAGONER        74467
----------------------------------------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   DOUGLAS COMMUNITY                    738 WEST HARVARD BLVD.                  ROSEBURG       97470
----------------------------------------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   MCMINNVILLE COMMUNITY                600 S. BAKER STREET                     MCMINNVILLE    97128-6498
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   AIKIN REGIONAL MED CTR               202 UNIVERSITY PKWY., P.O. BOX 1117     AIKEN          29802
----------------------------------------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   CHESTERFIELD GENERAL                 HIGHWAY 9                               CHERAW         29520
----------------------------------------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   COLLETON REGIONAL                    501 ROBERTSON BLVD                      WALTERBORO     29488
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   GRAND STRAND GENERAL HOSPITAL        809-82nd-PKWY., P.O. BOX 7500 DUNES     MYRTE BEACH    29572
                                                              STATION
----------------------------------------------------------------------------------------------------------------------------------


GROUP     STATE  TYPE               FACILITY                   FACILITY      BED        MAIN
                                                                  #          CNT       PHONE #
=====================================================================================================

HTI        LA    ACUTE   LAKESIDE                                  34                504-885-3333
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LAKEVIEW MEDICAL CENTER                 6194        104     504-892-5900
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LOUISIANA MATERIALS MANAGEMENT CTR                          504-542-2022
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CENTER OF SW LA                  450        166     318-981-2949
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CTR BATON ROUGE                  666        228     504-752-2470
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   NORTH MONROE HOSPITAL                  31834        220     318-388-1946
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   OAKDALE COMMUNITY HOSPITAL             31803         60     318-825-3700
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   RAPIDES GENERAL HOSPITAL               31840        309     318-473-3000
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   RIVER VIEW MEDICAL CENTER               6201        104     304-647-3000
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   SAVORY MEDICAL CTR
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   SPRINGHILL MED CTR                     31806         86     318-539-9161
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   TULANE UNIVERSITY HOSP & CLINIC                     269
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   VILLE PIATTE MED CTR                   31806        124     318-363-5684
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   WINN PARISH MED CTR                    31802        103     318-628-2721
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   WOMEN'S AND CHILDREN'S HOSP              637         70     318-981-9100
-----------------------------------------------------------------------------------------------------
COLHCA     MO    ACUTE   INDEPENDENCE REG HEALTH CTR            32501        366     816-836-8100
-----------------------------------------------------------------------------------------------------
HTI        MO    ACUTE   SPRINGFIELD COMMUNITY HOSP              6231        200     417-882-4700
-----------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   GARDENPARK COMMUNITY HOSP               6211        120     601-864-4210
-----------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   VICKSBURG                                625        144     601-636-2611
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   BRUNSWICK HOSPITAL                       480         60     910-754-8121
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   DAVE COMMUNITY                           593        149     704-873-0281
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   HERITAGE                                 614        127     919-641-7700
-----------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   HIGHSMITH-PLAINEY MEMORIAL HOSP        33312        150     910-609-1100
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   PRESBYTERIAN ORTHOPAEDIC                 461        166     704-375-6792
-----------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   RALEIGH COMMUNITY HOSPITAL             33311        230     919-954-3000
-----------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PARKLAND MED CTR                       32905         86     608-432-1500
-----------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PORTSMOUTH REG HOSPITAL                32902        144     608-436-5110
-----------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   GUADALUFE MED CTR                      33101        138      506-887-4100
-----------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   LEA REGIONAL HOSPITAL                  33102        250      505-392-6581
-----------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE CHILDREN'S HOSPITAL            32801          0      702-731-8000
-----------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE HOSPITAL & MED CTR             32801        688      702-731-8000
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   CLAREMORE REGIONAL HOSPITAL             6216        101      918-341-2556
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   DOCTORS MEDICAL CENTER                  6223        221      918-744-4000
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   EDMOND REGIONAL MED CTR                  136         98      405-341-6100
-----------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   PRESBYTERIAN HOSPITAL                  33608        396      405-271-5100
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   SOUTHWESTERN MEDICAL CENTER             6241        109      405-531-4700
-----------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   ST. MARY'S HOSPITAL                    33609        277      405-233-6100
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   WAGONER COMMUNITY                        368        100      918-485-5514
-----------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   DOUGLAS COMMUNITY                        169         98      509-673-6641
-----------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   MCMINNVILLE COMMUNITY                     49         73      509-472-6131
-----------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   AIKIN REGIONAL MED CTR                 34007        225      808-641-5000
-----------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   CHESTERFIELD GENERAL                     391         72      808-537-7881
-----------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   COLLETON REGIONAL                        391        145      808-549-6371
-----------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   GRAND STRAND GENERAL HOSPITAL          34008        172      808-449-4411
-----------------------------------------------------------------------------------------------------

                                     ===========================================
                                                    LEGEND
          COLUMBIA / HCA             - Acute    - Acute Care/Med Surg facilities
        MEMBERSHIP  LISTING          - Alt Site - Alternate Site facilities
                                     - Affl     - Affiliated facilities
   Sorted Alphabetical by State      - Psy      - Psychiatric facilities
                                     ===========================================


GROUP     STATE  TYPE               FACILITY                             ADDRESS                      CITY              ZIP

==================================================================================================================================

HTI         SC   ACUTE   MARLBORO PARK                        RT.4 HWY.9                              BENNETTSVILLE    29512
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   SUMMERVILLE MED CTR                  295 MIDLAND PARKWAY                     SUMMERVILLE      29485
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   TRIDENT REGIONAL MED CTR             9330 MEDICAL PLAZA DRIVE                CHARLESTON       29405-9195
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   ATHENS COMMUNITY HOSPITAL            1114 WEST MADISON AVE. P.O. BOX 250     ATHENS           37371-0250
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   CENTENNIAL MED CTR at PARK VIEW      2300 PATTERSON ST., P.O. BOX 1225       NASHVILLE        37202-1225
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   CROCKETT                             U.S. HWY. 43 SOUTH                      LAWRENCEBURG     38464
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   EAST RIDGE HOSPITAL                  941 SPRING CREEK ROAD                   EAST RIDGE       37412
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   HENDERSONVILLE                       355 NEW SHACKLE ISLAND ROAD             HENDERSONVILLE   37075
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   INDIAN PATH MEDICAL CTR              2000 BROOKSIDE DRIVE                    KINGSPORT        37660-4682
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   JOHNSON CITY SPECIALTY HOSP.         208 E. WATAUGA AVE                      JOHNSON CITY     37602
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   LIVINGSTON REGIONAL                  315 OAK STREET                          LIVINGSTON       38570
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NASHVILLE MEMORIAL HOSPITAL          612 WEST DUE WEST AVENUE                NASHVILLE        37115
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NORTHSIDE                            401 PRINCETON ROAD                      JOHNSON CITY     37601
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   PARKRIDGE MED CTR                    2333 McCALLIE AVENUE                    CHATTANOOGA      37404-3285
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   REGIONAL HOSPITAL of JACKSON         367 HOSPITAL BLVD. P.O. BOX 3310        JACKSON          38305-0810
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   RIVER PARK                           1510 SPARTA STREET                      MCMINNVILLE      37110
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SMITH COUNTY                         NORTH MAIN STREET                       CARTHAGE         37080
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTH PITTSBURG                      210 W. 12TH STREET                      SOUTH PITTSBURG  37380
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SOUTHERN HILLS MED CTR               391 WALLACE ROAD, P.O. BOX 111359       NASHVILLE        37211
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTHERN TN MED CTR                  185 HOSPITAL ROAD                       WINCHESTER       37398
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   STONES RIVER                         DOOLITTLE ROAD                          WOODBURY         37190
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SUMMIT MED CTR                       5655 FIRST BLVD.                        HERMITAGE        37076
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SYCAMORE SHOALS                      1501 WEST ELK AVENUE                    ELIZABETHTON     37643
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   TRINITY                              MAIN STREET                             ERIN             37061
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   VOLUNTEER GENERAL HOSPITAL           161 MT. PELIA RD, P.O. BOX 967          MARTIN           38237
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALICE PHYSICIAN & SURGEONS           300 EAST THIRD STREET                   ALICE            78332
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALVIN COMMUNITY HOSP                 301 MEDIC LANE                          ALVIN            77511
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ANGELO COMMUNITY HOSPITAL            3501 KNICKERBOCKER ROAD                 SAN ANGELO       76904-7698
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ARLINGTON MED CTR                    3301 MATLOCK ROAD                       ARLINGTON        76015
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   AUSTIN DIAGNOSTIC CENTER             911 W. 36TH, SUITE 200                  AUSTIN           76706
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BAY AREA MED CTR                     7101 S. PADRE ISLAND DRIVE              CORPUS CHRISTI   76412
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BAYSHORE MEDICAL CENTER              4000 SPENCER HWY.                       PASADENA         77504
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BEAUMONT REGIONAL MED CTR            3080 COLLEGE ST., P.O. BOX 5817         BEAUMONT         77626-5817
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BELAIRE GENERAL HOSPITAL             5314 DASHWOOD                           HOUSTON          77081
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BRAZOS VALLEY MED CTR                1604 ROCK PRAIRIE ROAD                  COLLEGE STATION  77842-3500
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BROWNWOOD REGIONAL                   BURNETTE CARMICHAEL                     BROWNWOOD        76801
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   CLEAR LAKE REG MED CTR               500 MEDICAL CENTER BLVD                 WEBSTER          77598
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   COASTAL BEND HOSPITAL                1711 WEST WHEELER AVENUE                ARKANSAS PASS    78336
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - WEST              1801 N OREGON                           EL PASO          79902
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - EAST              10801 GATEWAY BLVD WEST                 EL PASO          79925
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   CORONADO                             ONE MEDICAL PLAZA                       PAMPA            79065
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   DENTON COMMUNITY HOSPITAL            207 NORTH BONNIE BRAE                   DENTON           76201
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DENTON REGIONAL MED CTR              404 NORTH I-35                          DENTON           76201
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DETAR                                506 E. SAN ANTONIO STREET               VICTORIA         77901
----------------------------------------------------------------------------------------------------------------------------------


GROUP     STATE  TYPE               FACILITY                   FACILITY      BED        MAIN
                                                                  #          CNT       PHONE #
=====================================================================================================

HTI         SC   ACUTE   MARLBORO PARK                           404         111     808-479-2681
-----------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   SUMMERVILLE MED CTR                   34005         100     808-832-5000
-----------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   TRIDENT REGIONAL MED CTR              34001         361     808-797-7000
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   ATHENS COMMUNITY HOSPITAL             34226         118     615-745-1411
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   CENTENNIAL MED CTR at PARK VIEW       34222         241     615-342-4700
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   CROCKETT                                 63         106     615-762-6571
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   EAST RIDGE HOSPITAL                   34206         128     615-894-7870
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   HENDERSONVILLE                          447         120     615-264-4000
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   INDIAN PATH MEDICAL CTR               34225         295     615-392-7000
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   JOHNSON CITY SPECIALTY HOSP.            603          38     615-926-1111
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   LIVINGSTON REGIONAL                       4         106     615-823-5611
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NASHVILLE MEMORIAL HOSPITAL            6020         314     615-865-3511
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NORTHSIDE                               351         154     615-282-4111
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   PARKRIDGE MED CTR                     34224         296     615-696-6061
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   REGIONAL HOSPITAL of JACKSON          34229         166     901-661-2000
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   RIVER PARK                               24          89     615-473-8411
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SMITH COUNTY                              8          66     615-735-1560
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTH PITTSBURG                         658          60     615-837-6781
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SOUTHERN HILLS MED CTR                34242         180     615-781-4100
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTHERN MED CTR                         16         212     615-967-8200
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   STONES RIVER                            194          85     615-563-4001
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SUMMIT MED CTR                        34223         218     615-316-3000
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SYCAMORE SHOALS                         181         128     615-542-1300
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   TRINITY                                  17          40     615-289-4124
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   VOLUNTEER GENERAL HOSPITAL            34231         100     901-587-4261
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALICE PHYSICIAN & SURGEONS             6237         131     512-664-4376
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALVIN COMMUNITY HOSP                   6214          86     713-331-6141
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ANGELO COMMUNITY HOSPITAL                           165
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ARLINGTON MED CTR                     34309         287     817-465-3241
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   AUSTIN DIAGNOSTIC CENTER               6044                 512-835-1111
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BAY AREA MED CTR                      39333         132     512-985-1200
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BAYSHORE MEDICAL CENTER                   9         394     713-944-6666
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BEAUMONT REGIONAL MED CTR             34314         250     409-833-1411
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BELAIRE GENERAL HOSPITAL              39322         349     713-669-4000
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BRAZOS VALLEY MED CTR                 34306         100     409-764-5100
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BROWNWOOD REGIONAL                      376         218     915-646-8541
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   CLEAR LAKE REG MED CTR                34336         459     713-332-2511
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   COASTAL BEND HOSPITAL                  6221          75     512-758-8585
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - WEST               39307         252     915-521-1200
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - EAST               39309         235     915-595-9000
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   CORONADO                                184         126     805-665-3721
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   DENTON COMMUNITY HOSPITAL             34377         104     817-898-7000
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DENTON REGIONAL MED CTR                6251         195     817-566-4000
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DETAR                                    64         308     512-575-7441
-----------------------------------------------------------------------------------------------------

                                                                                       ============================================
06-Apr-95                                                 COLUMBIA / HCA               LEGEND
11:47 AM                                                MEMBERSHIP LISTING             - Acute    - Acute Care/Med Surg facilities
                                                                                       - Alt Site - Alternate Site facilities
                                                   Sorted Alphabetical by State        - Affl     - Affiliated facilities
                                                                                       - Psy      - Psychiatric facilities
                                                                                       ===========================================

 GROUP     STATE  TYPE           FACILITY                       ADDRESS               CITY            ZIP FACILITY BED     MAIN
                                                                                                             #    CNT   PHONE #
====================================================================================================================================
HTI       TX     ACUTE   DOCTORS-CONROE                 3205 WEST DAVIS              CONROE         77304    437  135  409-756-0631
COLHCA    TX     ACUTE   DOCTORS REGIONAL MED CTR       3315 SOUTH ALAMEDA           CORPUS CRISTI  78411  34331  271  512-857-1400
HTI       TX     ACUTE   DOCTORS HOSP.-LAREDO           500 EAST MANN ROAD           LAREDO         76041   6222   96  210-723-1131
HTI       TX     ACUTE   EL CAMPO                       300 SANDY CORNER ROAD        EL CAMPO       77437   6011   41  409-532-2500
HTI       TX     ACUTE   FORT BEND COMM HOSP.           3800 F. M. 1092 AT HIGHWAY 6 MISSOURI CITY  77459   6228   80  713-499-4800
HTI       TX     ACUTE   GILMER                         712 NORTH WOOD               GILMER         75644   6012   46  908-758-1818
HTI       TX     ACUTE   GULF COAST MEDICAL CENTER      1400 HWY. 59 BYPASS          WHARTON        77488    536  161  409-532-2500
HTI       TX     ACUTE   KATY MEDICAL CENTER            5602 MEDICAL CENTER DRIVE    KATY           77494   6229  100  713-392-1111
COLHCA    TX     ACUTE   LEWISVILLE MED CTR HOSPITAL    500 WEST MAIN STREET         LEWISVILLE     75067  34372  146  214-420-1000
HTI       TX     ACUTE   LONGVIEW REGIONAL              2901 N 4TH STREET            LONGVIEW       75601
                                                                                                     -1903   152  100  905-758-1818
HTI       TX     ACUTE   MAINLAND CENTER HOSPITAL       6801 E.F. LOWRY EXPRESSWAY   TEXAS CITY     77591   6220  320  409-938-5000
COLHCA    TX     ACUTE   MEDICAL CENTER HOSPITAL        8081 GREENBRIAR STREET       HOUSTON        77064
                                                                                                     -1807 34332  281  713-790-8100
COLHCA    TX     ACUTE   MEDICAL CITY DALLAS HOSPITAL   7777 FOREST LANE             DALLAS         75230  34325  555  214-661-7000
COLHCA    TX     ACUTE   MEDICAL CENTER PLANO           3901 WEST 15TH STREET        PLANO          75075
                                                                                                     -7738 34310  267  214-598-6800
HTI       TX     ACUTE   MEDICAL ARTS HOSPITAL - DALLAS 6161 HARRY HINES BLVD.       DALLAS         75235   6233   71  214-688-1111
HTI       TX     ACUTE   MEDICAL ARTS HOSPITAL - TEXARK 2501 COLLEGE DRIVE           TEXARKANA      75501   6245  110  905-798-5100
HTI       TX     ACUTE   MEDICAL CENTER HOSPITAL        3205 WEST DAVIS              CONROE         77304   6437  182  409-539-1111
HTI       TX     ACUTE   MEDICAL PLAZA HOSPITAL         1111 GALLAGHER ROAD          SHERMAN        75090   6234  176  905-870-7000
COLHCA    TX     ACUTE   METROPOLITAN HOSPITAL          1310 McCULLOUGH AVENUE       SAN ANTONIO    76212  34392  273  210-271-2200
HTI       TX     ACUTE   MIDWAY PARK MEDICAL CTR.       2600 W. PLEASANT RUN ROAD    LANCASTER      75146    475   90  214-223-9600
COLHCA    TX     ACUTE   NAVARRO REGIONAL HOSPITAL      3201 WEST HIGHWAY 22         CORSICANA      75110
                                                                                                     -2441 34324  185  905-872-4861
COLHCA    TX     ACUTE   NORTH HILLS HOSPITAL           4401 BOOTH CALLOWAY ROAD     NORTH RICHLAND 76180
                                                                                      HILLS          -7399 34329  152  817-284-1431
HTI       TX     ACUTE   NORTH TEXAS MEDICAL CENTER     1801 NORTH GRAVES STREET     MCKINNEY       75069   6217  168  214-548-3000
HTI       TX     ACUTE   NORTHEAST COMMUNITY            1301 AIRPORT FREEWAY         BEDFORD        76021    452  200  817-283-6700
HTI       TX     ACUTE   PARKVIEW HOSPITAL              7407 N FREEWAY               HOUSTON        77076          76  713-697-2631
HTI       TX     ACUTE   PARKWAY HOSPITAL               233 W PARKER ROAD            HOUSTON        77076   6236  180  713-697-2631
COLHCA    TX     ACUTE   PLAZA MED CTR - EAST           1401 SOUTH MAIN STREET       FORT WORTH     76104  39359  475  817-347-4700
COLHCA    TX     ACUTE   PLAZA MED CTR - WEST           900 EIGHTH AVENUE            FORT WORTH     76104
                                                                                                     -3986 34318  338  817-336-2100
COLHCA    TX     ACUTE   RIO GRANDE REG HOSPITAL        101 EAST RIDGE RD.,
                                                           P.O. BOX 4677             McALLEN        76503  34321  220  210-632-6000
HTI       TX     ACUTE   RIVERSIDE HOSPITAL             13725 FARM ROAD 624
                                                           SUITE 101                 CORPUS CRISTI  76410   6238   89  512-767-4300
COLHCA    TX     ACUTE   ROSEWOOD MED CTR               9200 WESTHEIMER ROAD         HOUSTON        77063  39319  235  713-780-7900
HTI       TX     ACUTE   ROUND ROCK COMM HOSP.          2400 ROUND ROCK AVENUE       ROUND ROCK     78681   6240   75  512-255-6066
COLHCA    TX     ACUTE   SAN ANTONIO REG HOSPITAL       8026 FLOYD CURL DRIVE        SAN ANTONIO    78229  34335  416  210-692-8110
COLHCA    TX     ACUTE   SILSEE DOCTORS HOSPITAL        HWY 418 WEST, P.O. BOX 1206  SILSBEE        77656  39321   69  409-385-5531
COLHCA    TX     ACUTE   SOUTH AUSTIN MED CTR           901 W. BEN WHITE BLVD,
                                                          P.O. BOX 18506             AUSTIN         78704  34320  164  512-447-2211
COLHCA    TX     ACUTE   South Texas Ambulatory         9150 Huebner Road,           SAN ANTONIO    78240
                           Surgery Hospital               Suite 100                                  -1546             210/561-7250
COLHCA    TX     ACUTE   SOUTHWEST TEXAS METHODIST      7700 FLOYD CURL DRIVE        SAN ANTONIO    78229
                           HOSP.                                                                     -3993 39385  573  210-692-4000
COLHCA    TX     ACUTE   SPRING BRANCH MED CTR          8850 LONG POINT RD.,         HOUSTON        77255
                                                           P.O. BOX 55227                            -5227 34357  540  713-467-6555
COLHCA    TX     ACUTE   SPRING GRANCH MED CTR          1501 PECH ROAD               HOUSTON        77065
HTI       TX     ACUTE   SUNBELT REGIONAL               13111 EAST FREEWAY           HOUSTON        77015    460  177  713-455-6911
COLHCA    TX     ACUTE   Surgion Specialty Hospital     7401 SOUTH MAIN                             76404
                                                                                     CORPUS CRISTI   -2207             512/882-3204
HTI       TX     ACUTE   TERRELL COMMUNITY HOSPITAL     1551 HIGHWAY 34 SOUTH        TERRELL        75160   6243   73  214-551-6895
COLHCA    TX     ACUTE   TOPS Surgical Specialty        17080 Red Oak Drive,                        77273
                           Hospital                       P.O. Box 73409             HOUSTON         -3400             713/444-0065
HTI       TX     ACUTE   VALLEY REGIONAL MEDICAL CTR.   1 TED HUNT BLVD.             BROWNSVILLE    78521    187   92  210-831-9611


                                   EXHIBIT  D
                                   ----------

                             TERMS AND PROVISIONS
                             --------------------

1.      PRICING & BILLING:
        ------------------

        Seller represents that the prices charged for the products purchased hereunder, net of all discounts, do not exceed Seller's net prices for the particular products at the time and place purchased, by the same methods of delivery, sold as those products or conveyed to the same class of purchasers at the same volume, Seller shall promptly calculate the charges incurred by Buyer hereunder and render a written invoice to Buyer containing an itemized statement of all such charges.

2.      INDEMNITY:
        ----------

        Seller agrees to and does hereby indemnify and hold Buyer, their successors, assigns, directors, officers, agents, and employees harmless from and against any and all liabilities, demands, claims, suits, losses, damages, causes of action, fines, amounts paid in settlement or judgments including costs, reasonable attorney's fees and witnesses' fees and expenses incident thereto, which may be suffered by reason of any loss, damage or injury arising out of defective articles furnished by Seller pursuant to this agreement or any negligent acts or omissions of Seller's employees, occurring on Buyer's premise in providing services directly to Buyer, unless the loss, damage or injury was caused by reason of Buyer's negligence or fault. If said loss, damage, death or injury ("Damages") is caused by the negligence of both Buyer and Seller, the apportionment of said Damages shall be shared by the parties based upon the comparative degree of each party's negligence and each party shall be responsible for its own defense and its own costs including but not limited to the cost of defense, reasonable attorney's fees and witnesses' fees and expenses incident thereto. In the event that any demand or claim is made or suit is commenced against Buyer arising out of or in connection with defective products furnished by Seller pursuant to this agreement, Buyer shall provide written notice to Seller and Buyer shall cooperate with Seller in the defense of the demand, claim or suit to whatever reasonable extent Seller requires, and Seller shall have the right to compromise such claim to the extent of its own interest and shall undertake the defense of any such suit.

3.      QUALITY:
        --------

        The quality of the products purchased hereunder shall conform at all times to grading standards recognized by Seller's industry at the time of the shipment to Buyer and as represented to Buyer and Seller.

4.      INSPECTION:
        -----------

        All materials or articles will be subject to final inspection and approval upon receipt of Buyer. Any articles which do not comply with Buyer's order or which contain defective materials or workmanship may be rejected by the Buyer irrespective of date of payment therefor. Buyer may hold any product rejected for reasons described hereunder pending Seller's instructions, or Buyer may return them to Seller at Seller's expense.

5.      WARRANTY:
        ---------

        Seller warrants that the products to be supplied under this agreement are fit and sufficient for the purpose intended; that they are merchantable, of good quality and free from defects, whether patent or latent, in materials or workmanship; and that products sold to Buyer hereunder conform to or exceed the higher of grading standards recognized by Seller's industry. Seller further warrants that it has good title to the products supplied and that the products are free and clear from all liens and encumbrances. Such warranties, together with any other warranty set forth in Seller's advertising literature, and service warranties and guarantees, shall run to Buyer, its successors and assigns.

6.      ASSIGNMENT:
        -----------

        Neither party shall assign this agreement in whole or in part without the prior written consent of the other party; provided, however, that either party may assign this agreement and its rights and obligations to any successor corporation resulting from a merger or a consolidation of such party. Subject to the foregoing, all terms, conditions, covenants and agreements contained herein shall inure to the benefit of, and be binding upon, any such successor and any permitted assignees of the respective parties hereto. It is further understood and agreed that consent by either party to such assignment in one instance shall not constitute consent by the party or any other assignment.

7.      INTERPRETATION & EFFECT:
        ------------------------

        This agreement terminates and supersedes any existing agreement pertaining to the same subject matter between the parties hereto. This agreement, as executed and approved, shall not be modified unless in writing, expressly stating its intent to modify the terms of this agreement and signed by the parties hereto.

8.      PARTIAL INVALIDITY:
        -------------------

        In the event that any provision of this agreement should for any reason be held invalid, unenforceable or contrary to public policy, the remainder of the agreement shall remain in full force and effect notwithstanding.

9.      ELIGIBLE ENTITIES:
        ------------------

        Buyer shall update the list of eligible entities attached as Exhibit C as appropriate, and upon receipt of notice of change, all eligible entitles listed in Exhibit C shall be entitled to the terms of this Agreement. For the purpose of this Agreement, "Eligible Entities" may include certain non-affiliated third parties that the parties have agreed shall be included on Exhibit C.

10.     OPEN RECORDS:
        -------------

        If applicable to the subject matter of this agreement, and pursuant to the requirement of 42 CFR 420.300 et.seq., Seller hereby agrees to make available to the Secretary of Health and Human Services (HHS), the Comptroller of the General Accounting Office (GAO), or their authorized representatives, all contracts, books, documents and records relating to the nature and extent of costs hereunder for a period of four (4) years after the furnishing of services hereunder. In addition, Seller hereby agrees, if any services are to be provided by subcontract, to require by contract that such subcontractor make available to the HHS and GAO, or their authorized representative, all contracts, books, documents and records relating to the nature and costs thereunder for a period of four
        (4) years after the furnishing of services thereunder.

11.     AFFIRMATIVE ACTION:
        -------------------

        Unless this agreement is exempted by the rules and regulations of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11248, there is incorporated herein by reference paragraphs 1 through 7 of the contract clause set forth in sections 202 of Executive Order 11246.

        Unless this agreement is exempted by rules and regulations of the Secretary of Labor issued pursuant to Title 41 chapter 60 part 60-260 of the Code of Federal Regulations, the affirmative action clause relating to an affirmative action for veterans contained in 60-260.4(a)-(m) is incorporated by reference.

12.     INSURANCE:
        ---------

        During the term of this agreement, Seller shall maintain at its own expense commercial liability insurance for bodily injury, death and/or property damage (including coverage's for product liability, completed operations, contractual liability and personal injury liability) covering Seller for damages arising out of any negligent or otherwise wrongful acts or omissions by Seller or any employee or agent of Seller. All policies of insurance shall provide for coverage on an occurrence basis in the minimum amount of one million dollars($1,000,000) per occurrence with an annual aggregate of two million dollars ($2,000,000). Upon request, Seller shall provide Buyer with a copy of all such policies of documents, satisfactory to Buyer, evidencing Seller's insurance coverage. Seller is self insured to an extent which will provide adequate protection to Buyer.

12A.    RISK OF LOSS:
        ------------

        Risk of Loss or damage to the items shall be borne by the Vendor until the items have been delivered to an accepted by the Affiliated Facility. ALL ITEMS SHALL BE SHIPPED F.O.B. AFFILIATED FACILITY via general ground
        -----------------------------------------------------
        transportation.


13.     CONFIDENTIALITY:
        ---------------

        During the term of this agreement and surviving its expiration or termination, both parties will regard and preserve as confidential all information related to the business of the other party and its clients and patients that may be obtained from any source as the result of this agreement. Neither party without first obtaining the other party prior written consent, disclose to any person, firm or enterprise for use for its benefit any information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, development or related information of the other party concerning past, present of future business activities or plans of the party and results or terms of the provision of services performed by either party under this agreement. Confidential information does not include: (a) information that is in the public domain prior to the disclosure, becomes part of the public domain through no wrongful act of a party (b) information that was in lawful possession of the party prior to the disclosure; (c) information that was independently developed by a party outside the scope of this agreement. Neither party shall use the name of the other in any advertising or publicity releases without securing the prior written approval of the other.

14.     IMMIGRATION REFORM & CONTROL ACT:
        --------------------------------

        Seller shall to the extent applicable, comply with the provisions of the Immigration Reform and Control Act of 1986.

15.     DISCLOSURE:
        ----------

        Seller agrees to comply at all times with the regulations issued by the Department of Health and Human Services, published at 42 CFR 1001, and which relate to Seller's obligation to report and disclose discounts, rebates and other reductions to Buyer for products purchased by Buyer under this Agreement.

16.     ARBITRATION:
        -----------

        In the event of a dispute between the parties arising out of the interpretation of, or performance under this agreement, such a dispute shall be submitted to binding arbitration under the rules and regulations of the American Arbitration Association. The parties to this agreement agree to be bound by the decision of the arbitrator and accept any decision as a final determination of the matter in dispute. The parties agree to divide the cost arbitration equally. Each party shall, however, be responsible for its own attorney's fees.

17.  PUBLICITY:
     ----------

     Any announcement of this Agreement outside of a party's own employees, must be approved by each party in writing.

18.  TITLE:
     ------

     Title to the items ordered shall pass to the Affiliated Facility only after the items have been delivered to and accepted by the Affiliated Facility.

19.  ADDITIONAL TERMS-PURCHASE ORDER:
     --------------------------------

     The Purchaser's purchase order as of June 1, 1995 and all of the terms and conditions thereof are incorporated herein. Any conflicting terms or conditions in any invoice of documents supplied by Vendor are expressly rejected and shall not be included in any contract with Purchaser. The terms set forth herein and in the Purchase Order shall apply to each order by an Affiliated Facility, whether or not such order is communicated using Purchaser's standard purchase order form.

20.  STATE SALES OR USE TAXES:
     -------------------------

     Buyer is required to collect and remit the State wherein the Affiliated
     -----
     Facility is located all proper sales and use taxes imposed by that State. Each invoice to the Affiliated Facility shall clearly reflect such tax. Seller shall be required to furnish Buyer a copy of its registration
     ------
     certificate and number within each state prior to collecting such sales or use tax.

21.  PERSONAL INDUCEMENTS:
     ---------------------

     No personal cash, merchandise, equipment or other items of intrinsic value shall be offered by or on behalf of any particular vendor to any Affiliated Facility and/or its employee or officers as an inducement to purchase from that vendor.

22.  REPORTS:
     --------

     Seller shall be required to furnish semi-annual volume reports to
     ------
     Columbia/HCA Corporate Office concerning the purchase of each affiliated hospital, totaled for a six (6) month period.

23.  WITHDRAWAL:
     -----------

     Any contract arising as a result of this proposal may be terminated by either party for any reason, upon sixty (60) days written notice to the other party.

24.  CONTROLLING LAW:
     ----------------

     This proposal, any contract entered into as a result of this proposal and the performance of the parties hereunder shall be controlled and governed by the laws of the State of Tennessee.